UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Hartcourt Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Shares of Sino-Canada Investment Group Inc.
	(2)	Aggregate number of securities to which transaction applies: 50,000,000 shares of Sino-Canada Investment Group Inc.
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum being paid for the 50,000,000 shares of Sino-Canada Investment Group Inc. is $36,680,688.  The transaction value is based on the average of the high and low price of the registrant’s common stock reported on the OTC Bulletin Board on November 9, 2009.

	(4)	Proposed maximum aggregate value of transaction: $36,680,588
	(5)	Total fee paid: $2,047
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

THE HARTCOURT COMPANIES, INC.
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD [________], 2009

TO THE STOCKHOLDERS OF THE HARTCOURT COMPANIES, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of The Hartcourt Companies, Inc., or Hartcourt, a Utah corporation, will be held at [10:00 a.m.] China standard time on [_______], 2009, at Hartcourt’s offices located at Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China, to consider and vote upon the proposals described below.

Proposal 1 – The Agreement and Reincorporation Proposal. A proposal to approve the Plan of Reorganization and Share Exchange Agreement, dated August 20, 2009, by and among Hartcourt, Maple China Education Incorporated, or Maple China, a Delaware corporation and wholly-owned subsidiary of Hartcourt, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Hartcourt, Sino-Canada Investment Group Inc., or Sino-Canada, a company existing under the Company Law of the People’s Republic of China, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Systems Learning Corporation, a company existing under the laws of the British Virgin Islands, the shareholders of Sino-Canada, and Ross Yuan, in the capacity as representative of the Sino-Canada shareholders, pursuant to which, among other things, Hartcourt will effect the change in the state of its incorporation from Utah to Delaware.

Proposal 2 – The Share Exchange Proposal.  A proposal to issue up to 45,850,860 shares (which amount assumes the effectiveness of the proposed reverse stock split described below) of Hartcourt common stock, in exchange for all of the issued and outstanding capital stock of Sino-Canada Investment Group Inc., following which Sino-Canada Investment Group Inc. will be an indirect wholly-owned subsidiary of Hartcourt, and the former shareholders of Sino-Canada Investment Group Inc. will own approximately ___% of the outstanding Hartcourt common stock.

Proposal 3 – The Name Change Proposal.  A proposal to approve a change of the name of Hartcourt to Maple China Education Incorporated.

Proposal 4 – The Reverse Stock Split Proposal. A proposal to approve a 1 for 80 reverse stock split in the outstanding shares of Hartcourt common stock.

Proposal 5 – The Share Increase Proposal. A proposal to approve an increase in the authorized number of shares of common stock of Hartcourt from 5,312,487.5, assuming the effectiveness of the proposed reverse stock split, to 100,000,000 shares, and to eliminate any shares of preferred stock.

Proposal 6 – The Board Size Proposal. A proposal to allow the board of directors to fix the number of directors so long as there are at least 3 and not more than 9 directors.

Proposal 7 – The Adjournment Proposal.  To approve any adjournment of the special meeting for the purpose of soliciting additional proxies.

The Hartcourt board of directors has fixed the record date as the close of business on [________], 2009, as the date for determining stockholders entitled to receive notice of and to vote at the special meeting and any adjournment thereof.

Under Hartcourt’s articles of incorporation and Utah law, approval of the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal and the Board Size Proposal each require the affirmative vote of the holders of a majority of the shares of common stock voted at the special meeting, provided there is a quorum at such meeting. The Adjournment Proposal will be approved if holders of a majority of all shares of common stock that are present or represented at the special meeting and entitled to vote on such proposal vote in favor of the proposal.

A quorum will be present at the Hartcourt special meeting if a majority of the outstanding shares of common stock entitled to vote at the special meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting.  You may also vote by telephone or the internet, as described on the proxy card. If you are a stockholder of record, you may also cast your vote in person at the special meeting.

If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding Availability of Proxy Materials of the Stockholder Meeting to Be Held on ______, 2009.

The proxy statement is available at [website address to be inserted].

After careful consideration of all relevant factors, Hartcourt’s board of directors has determined that the above proposals are fair to and in the best interests of Hartcourt and its stockholders and has recommended that you vote or give instruction to vote “FOR” adoption of each of them.  The board of directors of Hartcourt did not obtain a fairness opinion on which to base its assessment.

Dated: [______], 2009

By Order of the Board of Directors,

/s/ Wilson Li
Wilson Li
Chairman of the Board

SEE “RISK FACTORS” IN THE ACCOMPANYING PROXY FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE SHARE EXCHANGE WITH THE SINO-CANADA SHAREHOLDERS. UPON HARTCOURT’S ACQUISITION OF SINO-CANADA, A MAJORITY OF THE OPERATIONS AND ASSETS OF HARTCOURT WILL BE THOSE OF SINO-CANADA.

THIS PROXY STATEMENT IS DATED [_______], 2009, AND IS FIRST BEING MAILED TO HARTCOURT’S STOCKHOLDERS ON OR ABOUT [_______], 2009.

TABLE OF CONTENTS

SUMMARY	3
Questions and Answers about the Proposals to be Voted Upon and the Hartcourt Special Meeting	3
Questions and Answers about the Share Exchange	6
Other Information Regarding the Share Exchange	9
Approval of the Sino-Canada Shareholders	9
Conditions to the Closing of the Merger and Share Exchange	9
Exclusivity; No Other Negotiation	10
Termination	10
Amendment	11
Quotation	11
Anticipated Accounting Treatment	11
Regulatory Matters	11
Risk Factors	11
Board Solicitation	11
RISK FACTORS	12
Risks Related to the Hartcourt Vocational Training and Education Business	12
General Risks Associated with Hartcourt’s Business	13
Risks Related to the Sino-Canada Business	14
Risks Related to the People’s Republic of China	16
Risks Relating to the Share Exchange	17
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	18
PRICE RANGE OF SECURITIES AND DIVIDENDS	19
Hartcourt	19
Sino-Canada	19
Dividends Post Share Exchange	20
THE HARTCOURT SPECIAL MEETING	21
THE AGREEMENT AND REINCORPORATION PROPOSAL	24
Conclusion of Hartcourt’s Board of Directors	24
PLAN OF REORGANIZATION AND SHARE EXCHANGE AGREEMENT	25
Purchase Price and Share Issuance	26
Representations and Warranties	26
Conduct of Business Pending Closing	28
Additional Agreements	30
Exclusivity; No Other Negotiation	32
Conditions to Closing	32
Termination	34
Amendment	35
CERTAIN AGREEMENTS RELATING TO THE SHARE EXCHANGE	36
Voting Agreement	36
Lock-Up Agreements	36
REINCORPORATION MERGER WITH MAPLE CHINA	37
SHARE EXCHANGE PROPOSAL	50
Background of the Share Exchange	50
Hartcourt’s Reasons for the Share Exchange and Recommendation of the Hartcourt Board	50
Interests of Hartcourt Officers and Directors in the Transactions	51
Board of Directors and Executive Officers of Maple China after Consumation of the Share Exchange	52
Fees and Expenses	52
Material Federal Income Tax Consequences of the Share Exchange	52
Anticipated Accounting Treatment	52
Regulatory Matters	53
NAME CHANGE PROPOSAL	54
REVERSE STOCK SPLIT PROPOSAL	55
SHARE INCREASE PROPOSAL	59

i

BOARD SIZE PROPOSAL	60
ADJOURNMENT PROPOSAL	61
INFORMATION ABOUT SINO-CANADA	62
Quantitative and Qualitative Disclosures about Market Risk	73
Overview	75
Business Development	75
Competitive Strengths	76
Products and Services	76
Customers	76
Sales and Marketing	76
Seasonality	76
Competition	76
Intellectual Property	77
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK	82
Hartcourt Related Party Transactions	83
Sino-Canada Related Party Transactions	83
BENEFICIAL OWNERSHIP OF SECURITIES	84
Security Ownership of Hartcourt	84
Security Ownership of Sino-Canada	85
Security Ownership of Hartcourt after the Acquisition	85
DESCRIPTION OF HARTCOURT’S SECURITIES	87
General	87
Common Stock	87
Preferred Stock	87
Transfer Agent, Registrar and Warrant Agent	87
STOCKHOLDER PROPOSALS	88
WHERE YOU CAN FIND MORE INFORMATION	88
INDEX TO FINANCIAL STATEMENTS	F-1

ANNEXES

A – Plan of Reorganization and Share Exchange Agreement
B – Form of Voting Agreement
C – Form of Lock-Up Agreement
D – Sections 16-10(a)-1301 et. seq. of the Utah Business Corporation Act
E – Delaware Certificate of Incorporation
F – Delaware Bylaws
G – Certificate of Merger
H – Articles of Merger
I – Information with respect to Director Designees

ii

SUMMARY

This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you. To better understand the proposals to be voted on at the special meeting and their potential impact on you, we urge you to carefully read this entire document and the other documents to which this proxy statement refers you or that are incorporated by reference herein. The plan of reorganization and share exchange agreement is attached as Annex A to this proxy statement.  Hartcourt urges you to read the plan of reorganization and share exchange agreement as it is the legal document that governs the acquisition, the reincorporation and the other matters discussed herein.

Questions and Answers about the Proposals to be Voted Upon and the Hartcourt Special Meeting

The following questions and answers are intended to address briefly some commonly asked questions regarding the Hartcourt special meeting and the proposals to be voted upon at the meeting.  These questions and answers may not address all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is being voted on at the meeting?
 A.  You are being asked to vote on seven proposals:

•           A proposal to approve the Plan of Reorganization and Share Exchange Agreement, dated August 20, 2009, by and among Hartcourt, Maple China Education Incorporated, or Maple China, a Delaware corporation and wholly-owned subsidiary of Hartcourt, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Hartcourt, Sino-Canada Investment Group Inc., or Sino-Canada, a company existing under the Company Law of the People’s Republic of China, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Systems Learning Corporation, a company existing under the laws of the British Virgin Islands, the shareholders of Sino-Canada, and Ross Yuan, in the capacity as representative of the Sino-Canada shareholders, pursuant to which, among other things, Hartcourt will effect the change in the state of its incorporation from Utah to Delaware. This proposal is called the “Agreement and Reincorporation Proposal.”

•           A proposal to issue up to 45,850,860 shares (which amount assumes the effectiveness of the proposed reverse stock split described below) of Hartcourt common stock, in exchange for all of the issued and outstanding capital stock of Sino-Canada Investment Group Inc. This proposal is called the “Share Exchange Proposal.”

•           A proposal to approve a change of the name of Hartcourt to Maple China Education Incorporated. This proposal is called the “Name Change Proposal.”

•           A proposal to approve a 1 for 80 reverse stock split in the outstanding shares of Hartcourt common stock. This proposal is called the “Reverse Stock Split Proposal.”

•           A proposal to approve an increase in the authorized number of shares of common stock of Hartcourt from 5,312,487.5, assuming the effectiveness of the proposed reverse stock split, to 100,000,000 shares, and to eliminate any shares of preferred stock. This proposal is called the “Share Increase Proposal.”

•           A proposal to allow the board of directors to fix the number of directors so long as there are at least 3 and not more than 9 directors. This proposal is called the “Board Size Proposal.”

•           A proposal for the approval of any adjournment of the special meeting for the purpose of soliciting additional proxies. This proposal is called the “Adjournment Proposal.”

Q. What vote is required to approve each proposal?
A.  Approval of each proposal other than the Adjournment Proposal requires the affirmative vote of the majority of our shares of common stock voted at the special meeting, provided that there is a quorum at such meeting.

Q. What vote is required to adopt the proposal to adjourn the special meeting for the purpose of soliciting additional proxies?
A.  Approval of the Adjournment Proposal will require the affirmative vote of the majority of our shares of common stock that are present or represented at the special meeting, provided that there is a quorum at such meeting.

Q. Why is Hartcourt proposing to approve any adjournment of the special meeting?
A.  We are proposing to approve any adjournment of the special meeting so that we may delay the meeting in the event that it appears that the other proposals to be presented at the meeting will not be approved. This will provide our management with more time to solicit stockholders to vote or change their votes.

Q. What is the relationship if each of the proposals?
A. We will not consummate any of the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal or the Board Size Proposal unless each of them are approved. The Adjournment Proposal is not conditioned on any of the other proposals.

Q. What constitutes a quorum?
A.  A quorum will be present at the special meeting if one share over fifty percent of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Q. Does the Hartcourt board of directors recommend voting in favor of the each of the proposals?
A.  After careful consideration of the terms and conditions of the plan of reorganization and share exchange agreement, the board of directors of Hartcourt has determined that each of the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, the Board Size Proposal and the Adjournment Proposal are in the best interests of the Hartcourt stockholders. The Hartcourt board of directors recommends that the stockholders entitled to vote approve each of the proposals described above.  See “Share Exchange Proposal – Interests of Hartcourt Officers and Directors in the Transactions” for a discussion of how the interests of our executive officers and directors are different from those of yours as a stockholder.

Q. How do the Hartcourt insiders intend to vote their shares?
A. On the record date, our officers and directors beneficially owned and were entitled to vote [59,132,868] shares of common stock, representing approximately [15.3]% of our issued and outstanding common stock.  All of our officers and directors have indicated that they will vote the shares held by them in favor of all of the proposals. See “Share Exchange Proposal – Interests of Hartcourt Officers and Directors in the Transactions.”

Q. If I am not going to attend the special meeting in person, should I return my proxy card instead?
A.  Yes.  After carefully reading and considering the information in this proxy statement, please fill out and sign your proxy card.  Then return it in the return envelope as soon as possible, so that your shares may be represented at the special meeting. You may also submit a proxy by telephone or on the internet, as explained on the proxy card. A properly executed proxy will be counted for the purpose of determining the existence of a quorum.

Q. What will happen if I abstain from voting or fail to instruct my broker to vote?
A.  An abstention or the failure to instruct your broker how to vote (also known as a broker non-vote) will have the effect of voting against the Agreement and Reincorporation Proposal, Share Exchange Proposal, Name Change Proposal, Reverse Stock Split Proposal, Share Increase Proposal and Board Size Proposal. With respect to the Adjournment Proposal, an abstention or a broker non-vote will have no effect on the vote.

Q. How do I change my vote?	A. You must send a later-dated, signed proxy card to Hartcourt’s secretary prior to the date of the special meeting or attend the special meeting in person and vote.
Q. If my shares are held in “street name,” will my broker automatically vote them for me?
A.  No. Your broker can vote your shares only if you provide instructions on how to vote.  You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. Who can help answer my questions?
A.  If you have questions, you may write or call The Hartcourt Companies, Inc. at Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China; Telephone: (86) 21 5206 7613; Attention: Victor Zhou.

Q. When and where will the special meeting be held?
A.  The special meeting of the stockholders of Hartcourt will be held at [•] China standard time on [•], 2009 at Hartcourt’s offices located at Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China, to consider and vote upon each of the proposals. See “The Hartcourt Special Meeting” for further information on attending the meeting in person.

Q. Who will be entitled to vote?
A.  You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on [•], 2009, the record date for the special meeting.  You will have one vote for each share of common stock you owned at the close of business on the record date. On the record date, there were 389,015,544 shares of common stock outstanding.

Q. Will proxies be solicited?
A. Proxies may be solicited by mail, telephone or in person.  If you grant a proxy, you may revoke your proxy before it is exercised at the special meeting by sending a notice of revocation to the secretary of Hartcourt, submitting a later-dated proxy statement or voting in person at the special meeting.

Questions and Answers about the Share Exchange

The following questions and answers are intended to address briefly some commonly asked questions regarding the share exchange with the Sino-Canada shareholders.  These questions and answers may not address all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. What is the contact information for the parties to the share exchange?
A.  The contact information for Hartcourt, Maple China and Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd. is as follows:

c/o The Hartcourt Companies, Inc.
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336
Telephone: (86) 21 5206 7613
Attention: Victor Zhou, Chief Executive Officer

The contact information for Sino-Canada, Sino-Canada High School, Wujiang Huayu Property Management Company, and Canadian Systems Learning Corporation is as follows:

c/o Sino-Canada Investment Group Inc.
Room 2101, Silver Tower
933 West Zhongshan Road, Shanghai, China 200051
Telephone: (86) 21 5208 0200
Attention: Ross Yuan, Chief Executive Officer

The contact information for the Sino-Canada shareholders’ representative is as follows:

Ross Yuan, as Shareholders’ Representative
Room 2101, Silver Tower
933 West Zhongshan Road, Shanghai, China 200051
Telephone: (86) 21 5208 0200

Q. What is the business of Hartcourt?
A. Founded in 1983, Hartcourt is a U.S. corporation with subsidiaries in China and other jurisdictions. Hartcourt moved its operation headquarters to Shanghai, China in 2002.  In August 2006, Hartcourt changed its business model to focus on the education market in China. From May 2007 to October 2008, Hartcourt completed the acquisition of (i) China Princely Education Technology Development Company Limited, an authorized accrediting organization for China vocational education located in Beijing, PRC; sixty percent of the outstanding equity of Beijing Yanyuan Rapido Education Company, a well-known training institution in China; and sixty percent of the outstanding equity of China E & I Development Co. Ltd., which does business as the China Arts and Science Academy. Currently, Hartcourt’s revenue is principally derived from its 60% indirect ownership interests in Beijing Yanyuan Rapido Education Company, a well-established training institution, and China Arts and Science Academy, an online education provider in China focusing on vocational education. See “Information About Hartcourt.”

Maple China Education, the remaining entity after the transaction, will integrate the private school education business of Sino-Canada and the vocational training business of Hartcourt. After the transaction, Maple China will position itself primarily at the sector of certified offshore private schools, specifically certified offshore Canadian high schools, which is recognized by the Ministry of Education in both China and Canada. The Hartcourt business will be supplementary to the core business of certified high school education. Sino-Canada has built up a unique and sustainable business model by getting dual diplomas recognized by the Ministry of Education in both China and Canada, obtaining Canadian high school curriculum authorization from British Columbia Ministry of Education, and building up good brand awareness through the flagship school Sino-Canada High School near Shanghai. Maple China Education intends to copy the business model to other major cities  in the region of Yangtze River Delta. Maple China will grow rapidly through acquiring existing private high schools or setting up new schools and changing them into the certified offshore model.

Q. What is the business of Sino-Canada?
A. Founded in 2003, Sino-Canada is primarily engaged in the investment and management business in the field of education. Sino-Canada’s subsidiaries include Sino-Canada High School, Canadian Learning Systems Corporation, and Wujiang Huayu Property Management Company. Sino-Canada High School, established in China in July of 2003, is a certified school with Chinese-foreign cooperation acknowledged by both the Chinese and Canadian governments and  authorized to provide a certified Canadian high school curriculum. Sino-Canada High School is authorized to award its graduates dual diplomas recognized by the Ministry of Education in both China and Canada. The number of its students is expanding rapidly.  The Sino-Canada High School campus covers a total area of approximately 50 acres and a building area of approximately 21,215 square meters. The school has approximately 800 students and 150 teaching staff at present. Canadian Learning Systems Corporation, incorporated in November of 2003 in the British Virgin Islands, provides exclusive management services to each of Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center, and charges part of Sino-Canada High School’s and all of Sino-Canada Middle School’s and Wujiang Fenghua Training Center’s annual profits as compensation for the exclusive management services it provides. Wujiang Huayu Real Property Management Company, founded in China in March of 2004, is primarily engaged in providing property management and related consulting services. Another subsidiary, Wujiang Fenghua Training Center, will be divested by Sino-Canada prior to the closing of the share exchange. See “Information About Sino-Canada.”

Q. How much of Hartcourt will existing Hartcourt stockholders own after the share exchange?
A.  After the share exchange with the Sino-Canada shareholders and assuming there is no adjustment to the purchase price at closing, the existing Hartcourt stockholders will own approximately 14% of the issued and outstanding shares of Hartcourt. Existing Hartcourt stockholders would own less than that percentage of shares if one or more Hartcourt stockholders exercised dissenters’ rights.  The Sino-Canada shareholders will own approximately 86% of the issued and outstanding shares of Hartcourt after the share exchange.

Q. Who will manage Hartcourt after the share exchange?
A.  After the share exchange, we will be managed by the following individuals:

•           Ross Yuan, Chief Executive Officer
•           Simon Mei, Chief Financial Officer
•           Tiezhi Zhang, President
•           Fusheng Xie, Vice President
•           Sun Meifang, Chief Accounting Officer
•           Zhang Jie, Secretary

Further, upon the consummation of the share exchange, our board of directors will consist of seven directors, of which Sino-Canada will designate five members with two current Hartcourt directors remaining on the board.

Q. Will the Hartcourt stockholders be taxed as a result of the reincorporation merger or share exchange?
A. You will not recognize gain or loss for U.S. federal income tax purposes as a result of the merger with Maple China, unless you exercise your dissenters’ rights. If you exercise your dissenters’ rights, you will generally be required to recognize gain or loss upon the exchange of your shares of our common stock for cash. Such gain or loss will be measured by the difference between the amount of cash received by you upon the conversion and the tax basis of your shares of our common stock. This gain or loss will generally be a capital gain or loss if you held your shares as a capital asset on the date of the acquisition, and will be a long-term capital gain or loss if the holding period for the share of our common stock is more than one year.

The share exchange should not have any tax consequences to current Hartcourt shareholders that are not Sino-Canada shareholders.

For additional information on the material U.S. federal income tax consequences of the merger and share exchange, see “Reincorporation Merger with Maple China — Certain Federal Income Tax Consequences” and “Share Exchange Proposal – Material Federal Income Tax Consequences of the Share Exchange.”

Q. Do Hartcourt stockholders have dissenters’ rights?
A. If you hold shares of our common stock, then you have the right to exercise dissenter’s rights in the merger with Maple China. See “Reincorporation Merger with Maple China — Rights of Dissenting Shareholders.”

Q. When do you expect the merger and share exchange to be completed?
A.  It is anticipated that the merger with Maple China and the share exchange with the Sino-Canada shareholders will be completed promptly following the special meeting on [•], 2009, provided the other conditions specified in the plan of reorganization and share exchange agreement have been satisfied or waived.

Other Information Regarding the Share Exchange

Approval of the Sino-Canada Shareholders

Each of the Sino-Canada shareholder is a party to and has approved the transactions contemplated in the plan of reorganization and share exchange agreement. Accordingly, no further action by the Sino-Canada shareholders is needed to approve the share exchange.

Conditions to the Closing of the Merger and Share Exchange

The parties’ respective obligations to complete the transactions contemplated by the plan of reorganization and share exchange agreement are subject to customary closing conditions, including, among others, the approval of the transaction by the stockholders of Hartcourt, completion of the Hartcourt reincorporation merger, compliance with applicable securities laws and completion of the divestiure by Sino-Canada of two of its subsidiaries as described above.  In addition, Hartcourt’s obligation to complete the transactions is conditioned, among other things, upon Sino-Canada’s completion of audited financial statements required for inclusion in the proxy statement seeking approval of the transactions by Hartcourt’s stockholders, receipt of customary legal opinions and no event or condition that has had a material adverse effect on Sino-Canada.  Sino-Canada’s obligation to complete the transactions is conditioned, among other things, on Hartcourt’s repayment of certain indebtedness, receipt of customary legal opinions and no event or condition that has had a material adverse effect on Hartcourt.

See “The Plan of Reorganization and Share Exchange Agreement – Conditions to Closing.”

Exclusivity; No Other Negotiation

The plan of reorganization and share exchange agreement contains detailed provisions prohibiting each of Hartcourt and Sino-Canada from seeking an alternative transaction. These covenants generally prohibit Hartcourt and Sino-Canada, as well as their officers, directors, subsidiaries, employees, agents and representatives, from taking any action to solicit, initiate or encourage an alternative acquisition proposal.

Termination

The plan of reorganization and share exchange agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to our stockholders, by:

•	mutual written consent of Hartcourt and representative of the Sino-Canada shareholders;

•	either Hartcourt or Sino-Canada, if the closing has not occurred by May 31, 2010;

•
either Hartcourt or Sino-Canada, if a governmental entity has issued an order, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the acquisition, which order is final and nonappealable;

•
by Sino-Canada upon a breach of any representation, warranty, covenant or agreement on the part of Hartcourt set forth in Share Exchange Agreement, or if any representation or warranty of Hartcourt becomes untrue, in either case such that the conditions to the closing of the acquisition would not be satisfied as of the time of the breach or as of the time the representation or warranty becomes untrue, and the breach (to the extent curable) is not cured within 30 days following receipt by Hartcourt of a notice describing in reasonable detail the nature of such breach;

•
by Hartcourt upon a breach of any representation, warranty, covenant or agreement on the part of Sino-Canada or the Shareholders set forth in the Share Exchange Agreement, or if any representation or warranty of Hartcourt or the Shareholders becomes untrue, in either case such that the conditions to the closing of the acquisition would not be satisfied as of the time of the breach or as of the time the representation or warranty becomes untrue, and the breach (to the extent curable) is not cured within 30 days following receipt by Sino-China or the Shareholders, as applicable, of a notice describing in reasonable detail the nature of such breach;

•	by Hartcourt, if a material adverse effect on Sino-Canada has occurred since the date of the Share Exchange Agreement and is continuing;

•	by Sino-Canada, if a material adverse effect on Hartcourt has occurred since the date of the Share Exchange Agreement and is continuing; and

•	by Hartcourt if the financial statements as audited or reviewed, as applicable, are not completed and available for delivery or delivered to Hartcourt on or before November 30, 2009.

In the event of the termination of the plan of reorganization and share exchange agreement, the plan of reorganization and share exchange agreement will be of no further force or effect, except for the confidentiality and expense provisions of the plan of reorganization and share exchange agreement.

Amendment

The plan of reorganization and share exchange agreement may be amended at any time by execution of an instrument in writing signed on behalf of each of Hartcourt, Sino-Canada and the representative of the Sino-Canada shareholders.

Quotation

Our outstanding common stock is quoted on the OTC Bulletin Board. Subsequent to the merger and share exchange, the common stock of Maple China, as the surviving corporation in the merger, will continue be quoted on the OTC Bulletin Board.

Anticipated Accounting Treatment

The share exchange with the Sino-Canada shareholders will be accounted for as a reverse merger, whereby Sino-Canada will be the continuing entity for financial reporting purposes and will be deemed to be the acquirer of Hartcourt.  The acquisition is being accounted for as a reverse merger because after the acquisition the former shareholders of Sino-Canada will hold the majority of the outstanding shares of Hartcourt and will have the ability to initially appoint the majority of the members of the board of directors of Hartcourt.

In accordance with the applicable accounting guidance for accounting for the acquisition as a reverse merger, first Sino-Canada will be deemed to have undergone a recapitalization, whereby its outstanding ordinary shares were converted into 45,850,860 shares of Hartcourt common stock.  Immediately thereafter Sino-Canada, which is the continuing accounting entity, will have been deemed to have acquired the assets and assumed the liabilities of Hartcourt in exchange for the issuance of the Hartcourt shares.   However, Sino-Canada will be deemed to have acquired Hartcourt, in accordance with the applicable accounting guidance for accounting for business combination as a reverse merger, Hartcourt’s assets and liabilities will be recorded at their historical carrying amounts, which approximate their fair value, with no goodwill or other intangible assets recorded.

Regulatory Matters

The merger and share exchange and the other transactions contemplated by the plan of reorganization and share exchange agreement are not subject to any federal or state regulatory requirements or approvals, other than the acceptance for filing of a certificate of merger with the Secretary of State of the State of Delaware and the Department of Commerce of the State of Utah.

Risk Factors

In evaluating the proposals to be voted on at the special meeting, you should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Board Solicitation

Your proxy is being solicited by the board of directors of Hartcourt on each of the proposals being presented to the stockholders at the special meeting.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or direct your vote to be cast to approve the stockholder proposals.

If we complete the share exchange pursuant to the plan of reorganization and share exchange agreement, the resulting company will be subject to a number of risks. You should carefully consider the risks described below regarding Hartcourt and Sino-Canada and the other information included in this proxy statement before you decide how you want to vote on the proposals. Following the closing of the plan of reorganization and share exchange agreement, the market price of our securities could decline due to any of these risks, in which case you could lose all or part of your investment.

In assessing these risks, you should also refer to the other information included in this proxy statement, including the consolidated financial statements and the accompanying notes of Hartcourt and Sino-Canada, as well as the pro forma financial information set forth herein. Our business, financial condition or results of operations could be affected materially and adversely by any of the risks discussed below.

Risks Related to the Hartcourt Vocational Training and Education Business

Hartcourt Has Incurred Significant Losses in the Past and Has a History of Negative Cash Flow from Operations and May Not Achieve or Sustain Consistent Profitability, Which Could Result in a Decline in the Value of its Common Stock and an Inability to Continue Operations.

Whether we can achieve cash flow levels sufficient to support our operations, and whether we will then be able to maintain positive cash flow, we cannot predict. Unless such cash flow levels are achieved, we will need to borrow additional funds or sell debt or equity security, or some combination thereof, to provide funding for our operations. There can be no assurances that any additional debt or equity financing will be available to us on acceptable terms, if at all. The inability to obtain debt or equity financing could have a material adverse effect on our operating results, and as a result we could be required to cease or significantly reduce our operations, seek a merger partner or sell additional securities on terms that may be disadvantageous to shareholders. In addition, irrespective of our revenue, we may not achieve or sustain profitability in future periods.

Hartcourt Has Not Realized Expected Benefits from Prior Acquisitions and the Impact of Prior Acquisitions Could Continue to Disrupt our Business and Have Adverse Effect on our Operating Results.

As a result of our decision to change our business by focusing on the vocational/training and education market in China, we invested in new business strategies and engaged in three acquisitions to date to effect our change in strategic direction.  We have not yet realized the expected benefits of such change in business and acquisitions for a number of reasons, including the impact of the downturn in the economy on the types of businesses acquired by us. The negative results of our acquisitions to date has adversely effected our ability to acquire additional businesses, to raise capital, and to invest in the growth of the acquired businesses.  If we are unable to realize better results from our acquired businesses, our operating results and capital resources will be materially adversely effected.  Further, if we are able to acquire any other businesses, such endeavors are likely to involve significant continuing risks and uncertainties, including distraction of management’s attention away from normal business operations; difficulty in the integration of new employees, business systems and technology; issues raised by acquiring a business in a new market or subject to new laws or regulations; and issues not discovered in our due diligence process.

We Are Subject to Significant Competition from Both Private and Public Education Institutions.

Our education and training businesses are subject to competition from non-profit private entities and from the public school system and public colleges, including those that offer distance-learning programs.  Many of our competitors in both the private and public sector have greater financial and other resources than us. Many public and private colleges and universities, as well as other private career-oriented schools in the market, offer programs similarly, which intensifies the competition. Public institutions often receive government subsidies, government and foundation grants, tax-deductible contributions and other financial resources generally not available to private schools. Accordingly, public institutions may have facilities and equipment superior to those in the private sector, and can offer lower tuition prices.  In addition, in our training business, there is a low barrier to entry, and thus we also are subject to competition from numerous other providers, many of which may be able to operate at lower-cost, and we may not be able to attract a sufficient share of the training market.

We May Not Be Able to Implement Our Strategy of Acquiring Numerous Schools to Build Our Business.

We have only made three acquisitions since the change of our business to focus on the education and training market. Our growth and success depends upon attracting students and generating revenue through tuition. We earlier intended to implement our strategy through an aggressive acquisition plan, including the acquisition of existing schools, especially those ones which were built around, or used the faculty capacity of, the Ministry of Education (MOE) universities and colleges. However, we have not been able to acquire any such schools to date. Moreover, although MOE has set a timeline to privatize all vocational schools and educational institutions that offer degrees lower than a Bachelor’s degree by 2010, there are still a number of political barriers for foreign invested companies, such as Hartcourt, to engage in the education business. If we cannot find and acquire the target schools, our strategy will fail.

Our Education Business Is Highly Seasonal.

Because most students want their vocational training during already established vacation periods, generally during the first and third fiscal quarters, our education business is highly seasonal. We have more students attending courses and as a result earn most of our revenues during that time. To the extent we do not provide training to students during the peak seasons, we will lose opportunities. This seasonality may cause our operating results to vary considerably from quarter to quarter and significantly impact our liquidity position.

General Risks Associated with Hartcourt’s Business

The Liquidity of Hartcourt’s Common Stock is Affected by Its Limited Trading Ability.

Shares of our common stock are traded on the OTC Bulletin Board under the symbol "HRCT". There is currently no broadly followed established trading market for our common stock. An "established trading market" may never develop or be maintained. The absence of an active trading market reduces the liquidity of our shares. The trading volume of our common stock historically has been limited and sporadic. As a result of this trading inactivity, the quoted price for our common stock on the OTC Bulletin Board is not necessarily a reliable indicator of its fair market value. Further, if we cease to be quoted, holders would find it more difficult to dispose of, or obtain accurate quotations as to the market value of our common stock, and the market value of our common stock would likely decline.

The Lack of Business Insurance Coverage in China Could Materially and Adversely Affect Hartcourt’s Business, Financial Condition and Results of Operations Should Any Major Catastrophic Disaster Occur.

We have limited business insurance coverage in China. The insurance industry in China is still at an early stage of development. In particular, PRC insurance companies offer limited business insurance products. As a result, we do not have any business liability or disruption insurance coverage for our operations in China. Any business disruption, litigation or natural disaster might result in our incurring substantial costs and the diversion of resources.

Hartcourt’s Current Capital Structure May Not Be Sufficient for Hartcourt to Acquire New Business or Maintain Ongoing Operations.

Although we believe that the current capital structure of the Company will be sufficient to allow us to consummate acquisitions, we cannot ascertain the capital requirements for any particular transaction. If our current financial resources prove to be insufficient, either because of the size of the business acquisition or the depletion of the available financial resources in search of acquisitions, we will need to seek additional financing. We cannot assure you that such financing would be available on acceptable terms, if at all. To the extent that additional financing is unavailable when needed to consummate an acquisition, we could be compelled to restructure the transaction or abandon that particular business acquisition. In addition, if we consummate a business combination, we may require additional financing to fund the operations or growth of the business. The failure to secure additional financing could have a material adverse effect on the continued development or growth of our business. None of our officers, directors or shareholders is required to provide any financing to us in connection with or after an acquisition.

If the PRC Government Finds that the Structure for Operating Hartcourt’s China Business Does Not Comply with PRC Government Restrictions on Foreign Investment in the Education Industry, Hartcourt Could Be Compelled to Restructure Its Investment or Abandon its Investment.

We are a U.S. corporation and we conduct our operations solely in China through our directly owned subsidiaries and indirectly majority-owned subsidiary. To comply with foreign ownership restrictions, we operate our business in China through a subsidiary which is majority owned by our employees who are PRC citizens (our nominees). The nominees have been transferred from certain employees to Victor Zhou, our Chief Executive Officer. We have entered into a series of contractual arrangements with our indirectly owned subsidiary, its shareholders and our nominees. As a result of these contractual arrangements, we are considered the majority beneficiary of all of our subsidiaries and accordingly we consolidate all of our subsidiaries' results of operations in our financial statements.

We have in the past received an opinion from PRC legal counsel that: (1) the ownership structures of our subsidiaries is in compliance with existing PRC laws and regulations; (2) our contractual arrangements with each of our subsidiaries, our nominees and its shareholders are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; (3) the business operations of our subsidiaries are in compliance with existing PRC laws and regulations in all material aspects and (4) the enforcement of foreign judgments made by courts outside the PRC has no direct and automatic operation in the PRC, but these judgments may be recognized and enforced by a PRC court in accordance with a bilateral or international treaty to which PRC is a party, or subject to the principles of reciprocity upon a finding that the judgment does not conflict with fundamental principles, sovereignty, security and public interests of the PRC after review of the judgment.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. In addition, there is the possibility that current PRC laws and regulations could change and have an adverse affect on our business operations.  Accordingly, we cannot assure you that the PRC regulatory authorities will not ultimately take a view that is contrary to the opinion of our PRC legal counsel.

Risks Related to the Sino-Canada Business

Sino-Canada’s business is dependent on the business of only a few educational facilities.

Presently, Sino-Canada has made investments in  several educational facilities, Sino-Canada High School, or SCHS, Sino-Canada Middle School and the Wujiang Fenghua Training Center.  As a result, Sino-Canada’s success is dependent upon the viability of the business of these three facilities, and certain factors which may adversely impact these businesses, will adversely impact Sino-Canada’s business.

Opening additional new schools would require major investments and regulatory approvals, which Sino-Canada may not be able to obtain.

Sino-Canada’s business model anticipates opening new schools in the future. Establishing new schools  requires Sino-Canada to make investments in management, capital expenditures, marketing expenses and other resources. When opening a new school, Sino-Canada is required to obtain appropriate regulatory approvals.  Sino-Canada’s failure to effectively manage the operations of newly established schools or service areas, to obtain necessary regulatory approvals with respect to new school openings or any diversion of management’s attention from our core school operating activities, could harm Sino-Canada’s business.

Sino-Canada’s success depends, in part, on the effectiveness of its marketing and advertising programs in recruiting new students.

In order to maintain and increase its revenues and margins, Sino-Canada must continue to attract new students in a cost-effective manner. Over the last fiscal year, Sino-Canada has increased the amounts spent on marketing and advertising, and it anticipates this trend to continue. If Sino-Canada is unable to successfully advertise and market our schools and programs, our ability to attract and enroll new students could be adversely impacted and, consequently, our financial performance could suffer.

Sino-Canada’s success depends upon its ability to recruit and retain key personnel.

Sino-Canada’s success also depends, in large part, upon its ability to attract and retain highly qualified faculty, school presidents and administrators and corporate management. We may have difficulty locating and hiring qualified personnel, and retaining such personnel once hired. The loss of the services of any of Sino-Canada’s key personnel, or its failure to attract and retain other qualified and experienced personnel on acceptable terms, could cause its business to suffer.

Competition from public and other private schools could harm Sino-Canada’s business.

Sino-Canada’s schools compete for students with traditional public and other private schools, including those that offer online learning programs.  With the government supports and greater financial resources, the local high school education market is dominated mostly by public schools and Sino-Canada has to position itself as a dual diploma provider.

Maple Leaf Education, Sino-Canada’s largest direct competitor in the market sector, is the largest independent private education provider that is also authorized to provide Canadian high school curriculums certified by British Columbia’s Ministry of Education. With headquarters in Dalian, Liaoning province, Maple Leaf Education is currently doing its business in North China, operating a greater number of schools than Sino-Canada with an enrollment of more than 6,000 students.  Maple Leaf Education recently closed a round of financing and appears ready for further expansion geographically. Its potential entry into Yangtze River Delta region could have a direct negative impact on Sino-Canada’s business.

Failure to acquire schools on favorable terms could restrict Sino-Canada’s business.

From the third quarter of 2009, Sino-Canada has engaged in evaluations of, and discussions with, possible acquisition candidates. Sino-Canada may not continue to be able to identify suitable acquisition opportunities, acquire additional schools on favorable terms and successfully integrate any acquired schools into its operations profitably. Additionally, just like newly opened schools, acquired dual diploma schools are also required to obtain appropriate regulatory approvals from both governments. Continued growth through acquisition may also subject Sino-Canada to unanticipated business or regulatory uncertainties, barriers or liabilities.

Failure to maintain the required authorizations and accreditations from governments could cause Sino-Canada’s schools to lose the ability to award dual diplomas.

A school that grants dual diplomas must be accredited by the applicable jurisdictions.  For example, SCHS maintains certifications to award diplomas that are recognized by the Ministries of Education in both China and Canada. These authorizations are subject to review periodically, and thus SCHS must meet the standards and criteria set by both governments. The failure by one or more of Sino-Canada’s schools (including new schools and acquired schools) to maintain appropriate authorizations and accreditations could have a material adverse effect on Sino-Canada’s business.

Sino-Canada anticipates that it will need additional financing for its business operations.

The recent global financial and credit market disruptions have reduced the availability of liquidity and credit generally necessary to fund expansion of global economic activity.  Current conditions have made, and will likely continue to make, it difficult to obtain new funding for Sino-Canada’s operating and capital needs, if required, from the credit and capital markets.

Sino-Canada anticipates raising additional capital in the form of debt or equity financing in order to continue and expand its operations as planned after the proposed transaction with Hartcourt. Although the combined company will actively seek to raise capital, there is no assurance that it will receive investments or that the Sino-Canada business will have sufficient funds to conduct its operations as planned. The inability of Sino-Canada and Hartcourt to attract additional investments or loans may have a negative impact on the combined company’s ability to expand or may result in missed opportunities for the combined businesses.

Sino-Canada’s business is subject to government regulations and legal uncertainty.

Substantially all of Sino-Canada’s business operations are conducted in China. Accordingly, Sino-Canada’s results of operations, financial condition and prospects are subject, to a significant degree, to economic, political and legal developments in China. The Chinese government sets strict rules and regulations in the sector of education, particularly with regard to private school education. The government also has tight control on banking system, which may cast uncertainties affecting the ability of small and medium sized companies to provide commercial loans.  Thus, any related and material policy change of the Chinese government could significantly affect Sino-Canada’s access to capital and its ability to operate the business.

Sino-Canada will incur increased costs and reduced profitability in its business as a result of becoming part of a reporting company.

Following the completion of the transaction with Hartcourt, Hartcourt will continue to be a Securities and Exchange Commission (“SEC”) reporting company required to comply with the rules and regulations of the Securities Exchange Act of 1934.  As part of a reporting company, Sino-Canada’s business and operations may bear additional general and administrative expenses, including additional legal, accounting and other expenses in order to meet public disclosure requirements and obligations, and, as a result, the profitability of Sino-Canada’s business operations is also expected to be adversely impacted.

Risks Related to the People’s Republic of China

Substantially All of Hartcourt’s Assets Are Located in China and Substantially All of Hartcourt’s Revenues Are Derived from Its Operations in China. Accordingly, the Chinese Laws, Rules and Regulations Which Can Be Different From the U.S. Laws Are Prevalent in Governing Hartcourt’s Business Activities in China.

Chinese law and regulations strictly limit the repatriation of assets of Chinese companies. Payments to parties outside of the PRC are governed by the Foreign Exchange Bureau and its Regulations on Foreign Exchange Control (the “Regulations”). Pursuant to the Regulations, a Chinese enterprise may only make payments overseas in very limited circumstances. Chinese enterprises are prohibited from sending payment abroad to cover the liabilities incurred by affiliated entities located overseas.

The laws governing Chinese joint ventures require each partner to conduct its business for the benefit of the joint venture and not for the benefit of any particular partner. As a result, one partner may not withdraw funds from the joint venture to pay its own liabilities unrelated to the joint venture.

Accordingly, we may not be able to repatriate any profits we realize to the United States so that our shareholders can receive dividends or other distributions from us.

Because our directors and officers reside outside of the United States, it may be difficult for you to enforce your rights against them or enforce United States court judgments again them in the PRC. After the consummation of acquisitions, all of our assets are located outside of the United States. It may be difficult for investors in the United States to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement of criminal penalties of the Federal securities laws.

Risks Relating to the Share Exchange

Because we do not intend to pay dividends, stockholders will benefit from an investment in our common stock only if those shares appreciate in value.

We have never declared or paid any cash dividends on our shares of common stock. Upon completion of the acquisition, we currently intend to retain all future earnings, if any, for use in the operations and expansion of the business.  As a result, we do not anticipate paying cash dividends in the foreseeable future. Any future determination as to the declaration and payment of cash dividends will be at the discretion of our board of directors and will depend on factors our board of directors deems relevant, including among others, our results of operations, financial condition and cash requirements and our business prospects. Accordingly, realization of a gain on stockholders’ investments will depend on the appreciation of the price of our common stock, and there is no guarantee that our common stock will appreciate in value.

Voting control by the executive officers, directors and other affiliates of the combined company may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval.

Upon consummation of the share exchange, the officers, directors and other affiliates of Hartcourt will own over [•]% of our common stock. These shareholders can control substantially all matters requiring approval by our stockholders, including the election of directors and the approval of other business transactions. This concentration of ownership could have the effect of delaying or preventing a future change in control of Hartcourt or discouraging a potential acquirer from attempting to obtain control of Hartcourt, which in turn could have a material adverse effect on the market price of our common stock or prevent our stockholders from realizing a premium over the market price for their common stock.

If Hartcourt is unable to consummate the transaction with Sino-Canada Hartcourt may not be able obtain sufficient financing to continue operations.

In the past 12 months, Hartcourt has borrowed approximately $1,300,000 from Yuan Dien Investment, Inc. pursuant to a convertible note that will convert into shares of Maple China following the closing. If Hartcourt does not consummate the transaction with Sino-Canada, Yuan Di an Investment, Inc. is unlikely to continue to lend any funds to Hartcourt.  Without additional financing, Hartcourt will only be able to satisfy the minimum requirement for business running as a smaller sized company.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this proxy statement regarding Sino-Canada’s and Hartcourt’s strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and you should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the parties. The parties to this proxy statement have included important factors in the cautionary statements included in this proxy statement, particularly in the “Risk Factors” section, that the parties believe could cause actual results or events to differ materially from the forward-looking statements made by the parties, including, among others:

•	the number and percentage of Hartcourt stockholders voting against the acquisition;

•	fluctuations in customer demand;

•	management of growth;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	general economic conditions;

•	geopolitical events; and

•	changing principles of generally accepted accounting principles.

Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations, dividends or investments made by the parties.

You should read this proxy statement, including all annexes to this proxy statement with the understanding that actual future results may be materially different from what the parties expect. Neither Hartcourt or Sino-Canada assumes any obligation to update any forward-looking statements.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Hartcourt

Our common stock is quoted on the OTC Bulletin Board under the symbol HRCT. The closing price for our common stock on August 19, 2009, the last trading day before announcement of the entering into of the plan of reorganization and share exchange agreement, was $.012. The closing price for our common stock on [___], 2009, the most recent trading day before the date of this proxy statement, was $[___].

The table below sets forth, for the calendar quarters indicated, the high and low sales prices for our common stock as reported on the OTC Bulletin Board in U.S. dollars.

	High	Low
Year Ended May 31, 2008
First Quarter	$0.07	$0.06
Second Quarter	$0.07	$0.04
Third Quarter	$0.07	$0.03
Fourth Quarter	$0.06	$0.03
Year Ended May 31, 2009
First Quarter	$0.06	$0.03
Second Quarter	$0.04	$0.01
Third Quarter	$0.03	$0.01
Fourth Quarter	$0.02	$0.01

Although Hartcourt’s common stock is quoted on the OTC Bulletin Board, it trades with limited volume. Consequently, the information provided above may not be indicative of Hartcourt’s common stock price under different conditions.

Holders of Hartcourt.    As of [____], 2009, the record date, there were, of record, approximately [704] holders of common stock. This number does not include shareholders whose shares were held in trust by other entities. The actual number of shareholders is greater than the number of holders of record.

Dividends.    Hartcourt did not pay any dividends on its common stock for  its fiscal year ended May 31, 2009. Hartcourt does not anticipate paying any cash dividends on its common stock in the foreseeable future. Hartcourt currently intends to retain future earnings, if any, to finance operations and the expansion of its business.

Sino-Canada

Sino-Canada securities are not publicly traded.  Sino-Canada has not paid any dividends on its securities to date.

Dividends Post Share Exchange

The payment of dividends by us in the future will be contingent upon revenues and earnings, if any, capital requirements and our general financial condition upon completion of the share exchange. The payment of any dividends subsequent to that time will be within the discretion of our board of directors serving at that time.  It is the present intention of our board of directors to retain all earnings, if any, for use in business operations and, accordingly, we do not anticipate declaring any dividends in the foreseeable future. Loans or credit facilities may also limit our ability to pay dividends.

THE HARTCOURT SPECIAL MEETING

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting to consider the plan of reorganization and share exchange agreement and other proposals. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place.    Hartcourt will hold the special meeting at [•], China standard time, on [•], 2009, at Hartcourt’s offices located at Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China to vote on the proposals described below.

Purpose.    At the special meeting, holders of our common stock will be asked to approve:

1.           The Agreement and Reincorporation Proposal. The plan of reorganization and share exchange agreement pursuant to which, among other things, Hartcourt will effect the change in the state of its incorporation from Utah to Delaware.

2.           The Share Exchange Proposal.  A proposal to issue up to 45,850,860 shares (which amount assumes the effectiveness of the proposed reverse stock split described below) of Hartcourt common stock, in exchange for all of the issued and outstanding capital stock of Sino-Canada, following which Sino-Canada will be an indirect wholly-owned subsidiary of Hartcourt, and the former shareholders of Sino-Canada will own approximately ___% of the outstanding Hartcourt common stock.

3.           The Name Change Proposal.  A proposal to change our name to Maple China Education Incorporated.

4.           The Reverse Stock Split Proposal.  A proposal to approve a 1 for 80 reverse stock split in the outstanding shares of Hartcourt common stock.

5.           The Share Increase Proposal. A proposal to approve an increase in the authorized number of shares of common stock of Hartcourt from 5,312,487.5, assuming the effectiveness of the proposed reverse stock split, to 100,000,000 shares, and to eliminate any shares of preferred stock.

6.           The Board Size Proposal.  A proposal to allow the board of directors to fix the number of directors so long as there are at least 3 and not more than 9 directors.

7.           The Adjournment Proposal.  Any adjournment of the special meeting for the purpose of soliciting additional proxies.

Our board of directors has determined that the plan of reorganization and share exchange agreement and the other proposals are fair to and in the best interests of Hartcourt and its stockholders, approved and declared each of them advisable, adopted resolutions approving the plan of reorganization and share exchange agreement and the matters contemplated therein, and recommends that our stockholders vote “FOR” (a) the Agreement and Reincorporation Proposal, (b) the Share Exchange Proposal, (c) the Name Change Proposal, (d) the Reverse Stock Split Proposal, (e) the Share Increase Proposal, (f) the Board Size Proposal, and (g) the Adjournment Proposal.

Record Date; Who Is Entitled to Vote.    The “record date” for the special meeting is [_______], 2009. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 389,015,544 outstanding shares of our common stock. Each share of common stock is entitled to one vote per proposal at the special meeting.

Vote Required.    Approval of the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, and the Board Size Proposal each require the affirmative vote of a majority of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of our common stock present in person at the meeting or represented by a proxy and entitled to vote thereon.

Abstentions; Broker Non-Votes.    Abstaining from voting or not voting on a proposal (including broker non-votes which are described in the next paragraph) will have the same effect as a vote against the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, and the Board Size Proposal.

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary authority to vote on the proposal.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  The matters currently planned to be considered by the stockholders are not routine matters. As a result, brokers can only vote the shares if they have instructions to do so.  Broker non-votes will not be counted in determining whether the Adjournment Proposal to be considered at the meeting is approved, but will have the effect of a vote against the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Name Change Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal, and the Board Size Proposal.

Voting Your Shares.    Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

There are three ways for holders of record to have their shares represented and voted at the special meeting:

By signing and returning the enclosed proxy card.    If you duly sign and return a proxy card, your “proxy,” whose names are listed on the proxy card, will vote your shares as you instruct on the card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board of directors, which is “FOR” approval of each proposal.

By telephone or on the internet.    You can submit a proxy to vote your shares by following the telephone or internet voting instructions included with your proxy card. If you do, you should not return the proxy card.

You can attend the special meeting and vote in person.    We will give you a ballot when you arrive. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Whether or not you attend the special meeting, if your shares are held by a broker, bank or other nominee in “street name,” then you must obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Exercising Dissenters’ Rights.  Sections 16-10a-1301 through 16-10a-1331 of the UBCA grants any Hartcourt shareholder of record on the record date who objects to the reincorporation merger the right to have Hartcourt purchase the shares owned by the dissenting shareholder at their fair value at the effective time of the merger. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the discussion of dissenting shareholder rights under the caption “Reincorporation Merger with Maple China — Rights of Dissenting Shareholders” and the provisions of Sections 16-10a-1301 through 16-10a-1331 of the UBCA, particularly the procedural steps required to perfect such rights.

A VOTE AGAINST THE REINCORPORATION MERGER IS NOT SUFFICIENT TO PERFECT YOUR DISSENTER'S RIGHTS AND SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER'S RIGHTS IS PROVIDED BELOW AND A COPY OF SECTIONS 16-10a-1301 THROUGH 16-10a-1331 IS ATTACHED AS ANNEX D.

Questions About Voting.  If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Victor Zhou, the chief executive officer of Hartcourt at (86) 21 5206 7613. You may also want to consult your financial and other advisors about the vote.

Revoking Your Proxy and Changing Your Vote.    If you give a proxy, you may revoke it or change your voting instructions at any time before it is exercised by:

•	if you have already sent in a proxy, sending another proxy card with a later date;

•	if you voted by telephone, calling the same number and following the instructions;

•	notifying Hartcourt in writing before the special meeting that you have revoked your proxy; or

•	attending the special meeting, revoking your proxy and voting in person.

If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Solicitation Costs.    We are soliciting proxies on behalf of our board of directors. We will bear all costs and expenses associated with printing and mailing this proxy statement, as well as all fees paid to the SEC. This solicitation is being made by mail, but also may be made in person or by telephone or other electronic means. We and our respective directors, officers, employees and consultants may also solicit proxies in person or by mail, telephone or other electronic means.

We have not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. We will pay all fees and expenses related to the retention of any proxy solicitation firm.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Stock Ownership.    Information concerning the holdings of certain Hartcourt stockholders is set forth under “Beneficial Ownership of Securities.”

THE AGREEMENT AND REINCORPORATION PROPOSAL

The plan of reorganization and share exchange agreement contemplates, among other things, the merger of Harcourt into Maple China pursuant to which Hartcourt will effect the change in the state of its incorporation from Utah to Delaware. See “Plan of Reorganization and Share Exchange Agreement” and  “Reincorporation Merger with Maple China” below.

The plan of reorganization and share exchange agreement also contemplates other matters that are proposed for approval separately as described in “Share Exchange Proposal,” the “Name Change Proposal,” the “Reverse Stock Split Proposal,” the “Share Increase Proposal,” and the “Board Size Proposal” below. By voting to approve the Agreement and Reincorporation Proposal you are only voting to approve the plan of reorganization and share exchange agreement insofar as it pertains to the proposed reincorporation to Delaware and not with respect to the other matters set forth in the agreement which will be deemed approved by the approval, if and as applicable, of such other proposals.

Vote Required for the Agreement and Reincorporation Proposal

Utah law requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock of Hartcourt to approve the plan of reorganization and share exchange agreement pursuant to which Hartcourt will effect the reincorporation merger. Abstentions and broker non-votes will have the same effect as votes against the agreement and reincorporation proposal. A vote in favor of the agreement and reincorporation proposal is a vote to approve the plan of reorganization and share exchange agreement and therefore the reincorporation merger.

Conclusion of Hartcourt’s Board of Directors.

After careful consideration of all relevant factors, as described in “Plan of Reorganization and Share Exchange Agreement”,  “Reincorporation Merger with Maple China” and “Share Exchange Proposal” below, our board of directors determined that the Agreement and Reincorporation Proposal is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Agreement and Reincorporation Proposal advisable and recommends that you vote or give instructions to vote “FOR” the Agreement and Reincorporation Proposal.

The discussion herein of the information and factors considered by the Hartcourt board of directors in approving the matters related to the Agreement and Reincorporation Proposal is not meant to be exhaustive, but includes the material information and factors considered by the board of directors.

PLAN OF REORGANIZATION AND SHARE EXCHANGE AGREEMENT

The following discussion of the principal terms of the plan of reorganization and share exchange agreement is subject to, and is qualified in its entirety by reference to, the plan of reorganization and share exchange agreement. A copy of the plan of reorganization and share exchange agreement is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement.  The following description summarizes the material provisions of the plan of reorganization and share exchange agreement, which agreement we urge you to read carefully because it is the principal legal document that governs the acquisition.

The representations and warranties described below and included in the plan of reorganization and share exchange agreement were made by Hartcourt, Sino-Canada and its subsidiaries, and the shareholders of Sino-Canada as of specific dates. The assertions embodied in these representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the plan of reorganization and share exchange agreement. The representations and warranties may also be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk among the parties, rather than establishing matters as facts. The plan of reorganization and share exchange agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions at the time it was entered into by the parties. Accordingly, you should read the representations and warranties in the plan of reorganization and share exchange agreement not in isolation but rather in conjunction with the other information contained in this document.

Parties to Agreement

The parties to the plan of reorganization and share exchange agreement are:

•	Hartcourt;

•	Maple China;

•	Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Hartcourt;

•	Sino-Canada;

•	Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China and wholly owned subsidiary of Sino-Canada;

•	Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Sino-Canada;

•	Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands and wholly owned subsidiary of Sino-Canada;

•	the shareholders of Sino-Canada; and

•	Ross Yuan, in the capacity as representative of the Sino-Canada shareholders.

We refer to Sino-Canada and its subsidiaries listed above as the “Sino-Canada entities.”

Select Terms of Reincorporation Merger

Immediately prior to the closing of the share exchange, Hartcourt will effect a reincorporation from the State of Utah to the State of Delaware by filing with the Secretary of State of the State of Delaware a certificate of merger substantially in the form attached hereto as Annex G and by filing with the Secretary of State of the State of Utah articles of merger substantially in the form attached hereto as Annex H. The surviving corporation in the reincorporation merger will be Maple China Education Incorporated.  The certificate of incorporation of the surviving corporation in the merger will be substantially in the form attached hereto as Annex E, and the bylaws of the surviving corporation in the merger will be substantially in the form attached hereto as Annex F. See “Reincorporation Merger with Maple China.”

Purchase Price and Share Issuance

The plan of reorganization and share exchange agreement provides that in exchange for all of the issued and outstanding shares of capital stock of Sino-Canada, Hartcourt will issue approximately $33,623,963, worth of shares of its common stock at an agreed upon price of $0.88 per share (post-split) to the Sino-Canada shareholders. The shares of Hartcourt common stock will be issued in a private placement in satisfaction of the purchase price. The aggregate purchase price and the actual number of shares to be issued in the exchange remain subject to potential purchase price adjustments at the closing. The number of shares of Hartcourt common stock issued in the transaction will be decreased in the event Sino-Canada’s working capital (measured by current assets less current liabilities) decreases by more than five percent at the closing as compared to March 31, 2009, and will be increased in the event that Hartcourt’s total liabilities at closing exceeds $600,000, up to a maximum of 45,850,859 shares. Any such adjustments in the number of shares of Hartcourt common stock issued would be based on the purchase price of $0.88 per share.  The purchase price adjustment for Hartcourt’s outstanding liabilities at closing will exclude Hartcourt’s outstanding loan of up to $1,300,000 from Yuan Dian Investment Inc. that will be repaid upon the closing in accordance with its terms by issuing shares of common stock of Hartcourt at a price of $0.88 per share. See “Share Exchange Proposal.”

Representations and Warranties

In the plan of reorganization and share exchange agreement, the Sino-Canada entities make certain representations and warranties (subject to certain exceptions) relating to, among other things:

•	proper corporate organization and similar corporate matters;

•	capital structure;

•	authorization, execution, delivery and enforceability of the plan of reorganization and share exchange agreement and other transaction documents;

•	absence of conflicts with the organizational documents, material contracts and laws;

•	required consents and approvals;

•	financial information and absence of undisclosed liabilities;

•	internal controls;

•	absence of certain changes or events;

•	accounts receiveable;

•	taxes;

•	restrictions on business activities;

•	title to properties, absence of liens and encumbrances, condition of equipment, and sufficient of assets;

•	ownership of intellectual property;

•	material contracts;

•	interested party transactions;

•	compliance with laws, including those relating to foreign corrupt practices and export laws, and sufficiency of permits;

•	absence of litigation;

•	environmental matters;

•	brokers and finders;

•	employment matters;

•	insurance coverage;

•	warranties and indemnities related to Sino-Canada’s services;

•	relationships with customers and suppliers and

•	the accuracy of the information provided for inclusion in this proxy statement.

In the plan of reorganization and share exchange agreement, the Sino-Canada shareholders make certain representations and warranties (subject to certain exceptions) relating to, among other things:

•	ownership of their Sino-Canada shares;

•	proper corporate organization for shareholders that are entities and similar corporate matters;

•	authorization, execution, delivery and enforceability of the plan of reorganization and share exchange agreement and other transaction documents;

•	absence of conflicts with the organizational documents, material contracts and laws;

•	required consents and approvals; and

•	securities law matters related to the shareholders’ purchase of Hartcourt common stock.

In the plan of reorganization and share exchange agreement, we make certain representations and warranties (subject to certain exceptions) relating to, among other things:

•	proper corporate organization and similar corporate matters;

•	capital structure;

•	authorization, execution, delivery and enforceability of the plan of reorganization and share exchange agreement and other transaction documents;

•	absence of conflicts with the organizational documents, material contracts and laws;

•	required consents and approvals;

•	SEC filings;

•	taxes;

•	absence of litigation;

•	compliance with laws and sufficiency of permits;

•	internal controls;

•	compliance with laws relating to foreign corrupt practices;

•	brokers and finders;

•	shares of common stock to be issued to te Sino-Canada shareholders;

•	board of director approvals; and

•	the accuracy of the information provided for inclusion in this proxy statement.

Conduct of Business Pending Closing

From the date of the execution of the plan of reorganization and share exchange agreement until the closing, Hartcourt and the Sino-Canada entities agreed to use commercially reasonable efforts to carry on their respective businesses in the ordinary course in substantially the same manner as previously conducted, to pay all debts and taxes when due, to pay or perform other obligations when due, to use all reasonable efforts consistent with past practice and policies to preserve intact their respective business organizations, to use commercially reasonable efforts consistent with past practice to keep available the services of present executive officers and, in the case of Sino-Canada, its key employees, and to use commercially reasonable efforts consistent with past practice to preserve relationships with those having business dealings with them.

The Sino-Canada entities agreed, with limited exceptions, not to, without the prior written consent of Hartcourt:

•	enter into any new line of business or make a material change to any existing line of business;

•
declare, set aside or pay any dividends on or make any other distributions, or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•	purchase, redeem or otherwise acquire, directly or indirectly, any shares of their capital stock;

•
issue, deliver, sell, authorize, pledge or otherwise encumber any shares of their securities, or enter into other agreements or commitments of any character obligating them to issue any such securities;

•	cause, permit or propose any amendments to their charter documents;

•	acquire or agree to acquire any equity or voting interest in or a portion of the assets of any material business;

•
enter into any binding agreement, agreement in principle, letter of intent, memorandum of understanding or similar agreement with respect to any joint venture, strategic partnership or alliance, except for non-exclusive marketing, distributor, reseller, customer, end-user and related agreements entered into in the ordinary course of business;

•	sell, lease, license, encumber or otherwise dispose of any material properties or assets except sales of inventory in the ordinary course of business;

•	make any loans, advances of money or capital contributions;

•	except as required by GAAP or the SEC, make any material change in its methods or principles of accounting;

•
except as required by law, make or change any tax election or adopt or change any accounting method in respect of taxes, settle or compromise any material tax liability or consent to any extension or waiver of any limitation period with respect to taxes;

•	except as required by GAAP or the SEC, revalue any of its assets;

•
pay, discharge, settle or satisfy any claims or litigation other than (x) in the ordinary course of business consistent with past practice or in amounts not in excess of $25,000 individually or $100,000 in the aggregate or (y) to the extent subject to reserves on its financial statements;

•
waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which any of the Sino-Canada entities is a party or of which any or the Sino-Canada entities is a beneficiary;

•
except as required by law or a contract currently binding on the Sino-Canada entities, (A) increase in any manner the amount of compensation or fringe benefits of, pay any bonus to or grant severance or termination pay to any employee earning more than $50,000 annually or director of the Sino-Canada entities, (B) make any increase in or commitment to increase the benefits or expand the eligibility under any employee benefit plan (including any severance plan), adopt or amend or make any commitment to adopt or amend any employee benefit plan or make any contribution, other than regularly scheduled contributions or pursuant to the terms of any existing employee benefit plan, to any employee benefit plan, (C) enter into any employment, severance, termination or indemnification agreement with any employee or enter into any collective bargaining agreement, (D) grant any stock appreciation right, phantom stock award, stock-related award or performance award, or (E) enter into any agreement with any employee the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Sino-Canada entities of the nature contemplated by the share exchange agreement;

•	grant any exclusive rights to a third party with respect to any intellectual property;

•	enter into or renew any contracts containing any non-competition, exclusivity or other restrictions on the operation of the business of the Sino-Canada entities or Hartcourt;

•
enter into any contract which would be to grant to a third party following the acquisition any actual or potential right of license to any intellectual property other than in the normal course of business;

•	enter into or renew any contracts containing any material purchase, supply, support, maintenance or service obligation, other than those obligations in the ordinary course of business;

•	hire employees in the ordinary course of business and at compensation levels substantially comparable to that of similarly situated employees;

•	incur any indebtedness for borrowed money in excess of $100,000 or guarantee any such indebtedness;

•	enter into, modify, amend, or terminate any material contract currently in effect;

•	enter into any contract to pay a third party in excess of an aggregate of $100,000, or which is outside of the ordinary course of business; or

•
except as required by law, intentionally take any action that is intended to result in any of their representations and warranties being or becoming untrue in any material respect, result in any of the conditions to closing not being satisfied or result in a material violation of any provision of the plan of reorganization and share exchange agreement.

We agreed, with limited exceptions, not to, without the prior written consent of Sino-Canada:

•	pledge, sell, transfer, dispose or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of our shares of capital stock;

•	except pursuant to existing equity rights outstanding, issue any shares of our capital stock or any options or any securities convertible into or exchangeable for our capital stock;

•
declare any dividend or make any distribution in cash, securities or otherwise on our outstanding shares of capital stock or directly or indirectly redeem or purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of our affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices;

•	except as contemplated by the share exchange agreement, to amend our charter documents;

•	merge or consolidate with, or acquire all or substantially all the assets of, or otherwise acquire any business operations of, any person;

•	take any action or omit to take any action that may directly or indirectly impede or affect the share exchange on the terms contemplated by the agreement;

•	incur any indebtedness for borrowed money in excess of $100,000 or guarantee any such indebtedness; or

•
except as required by law, intentionally take any action that is intended to result in any of its representations and warranties being or becoming untrue in any material respect, result in any of the conditions to closing not being satisfied or result in a material violation of any provision of the plan of reorganization and share exchange agreement.

Additional Agreements

The plan of reorganization and share exchange agreement also contains additional agreements of the parties.  Agreements applicable to Sino-Canada provide for:

•
Sino-Canada to use its commercially reasonable efforts to deliver to Hartcourt on or before November 30, 2009, audited historical financial statements prepared for the periods required for inclusion in the proxy statement and an unaudited balance sheet as of June 30, 2009 and the related consolidated statements of income, cash flow and members’ equity for the respective three-and six-month periods then ended each as reviewed by independent registered public accountants, and such financials must, in the opinion of Hartcourt, be suitable or readily adaptable for incorporation in the reports required to be filed by Hartcourt with the SEC;

•	Sino-Canada to promptly provide any information reasonably required or appropriate for inclusion in the proxy statement and to cooperate with Hartcourt in the preparation of the proxy statement; and

•
Sino-Canada Company to divest itself of Sino-Canada Middle School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, and Wujiang Fenghua Training Center, a social organization existing under the laws of the People’s Republic of China, prior to the closing.

•	Agreements applicable to Hartcourt provide for:

•	Hartcourt to prepare, file and mail a proxy statement and to hold a stockholder meeting to approve the transactions contemplated by the Share Exchange Agreement;

•	Hartcourt to file in a timely manner all reports required to be filed with the SEC, and not to terminate its status as an issuer required to file reports under the Exchange Act;

•
Hartcourt to call, hold and convene a meeting of its stockholders to consider the reincorporation and the issuance of shares to the Shareholders, to be held as promptly as practicable after the filing of a final proxy statement; and

•
the board of directors of Hartcourt to recommend that the stockholders of Hartcourt vote in favor of the Share Exchange Agreement and the transactions contemplated by the Share Exchange Agreement, and subject to applicable law, refrain from withdrawing, amending or modifying its recommendation.

•	Agreements applicable to both parties provide for:

•
the protection of confidential information of the parties subject to certain exceptions as required by law, regulation or legal or administrative process, and, subject to the confidentiality requirements, the provision of reasonable access to information;

•
the parties to use their reasonable best efforts to obtain all necessary approvals from stockholders, governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Share Exchange Agreement, subject to certain limitations;

•
Hartcourt and Sino-Canada to provide prompt written notice to the other party of any representation or warranty made by it contained becoming untrue or inaccurate, or any failure of such party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it;

•
Hartcourt and Sino-Canada have each agreed not to, among other things, (i) solicit, initiate or encourage alternative acquisition proposals, or (ii) subject to certain exceptions, participate in discussions regarding, or recommend, approve or endorse, any alternative acquisition proposals;

•
the parties to take all action necessary, such that upon the consummation of the acquisition, the Hartcourt board of directors will consist of seven directors, of which Sino-Canada will designate five members and Hartcourt will designate two;

•	the outstanding options of Hartcourt to be assumed and exchanged for equivalent options of Maple China Education Incorporated as the surviving corporation in the reincorporation merger;

•	the parties to cooperate in the preparation of any press release or public announcement related to the Share Exchange Agreement or related transactions; and

•
the parties to agree to use commercially reasonable efforts to fulfill the closing conditions in the Share Exchange Agreement, including coordinating meetings with Hartcourt stockholders for the purpose of obtaining stockholder approval of the acquisition.

Exclusivity; No Other Negotiation

Pursuant to the share exchange agreement, none of the Sino-Canada entities or the Sino-Canada shareholders may take, directly or indirectly, any action to initiate, assist, solicit, negotiate, or encourage any offer, inquiry or proposal from any person other than Hartcourt relating to an acquisition proposal. Acquisition proposal means any offer or proposal, relating to any transaction or series of related transactions involving:

•
any purchase from Sino-Canada or acquisition by any person or group of more than a 10% interest in the total outstanding voting securities of the Sino-Canada entities or any tender offer or exchange offer that if consummated would result in any person or group beneficially owning 10% or more of the total outstanding voting securities of the Sino-Canada entities, or any merger, consolidation, business combination or similar transaction involving the Sino-Canada entities;

•
any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than 10% of the assets of the Sino-Canada entities (taken as a whole); or

•	any liquidation or dissolution of Sino-Canada.

Pursuant to the share exchange agreement, we may not take directly or indirectly, any action to initiate, assist, solicit, negotiate, or encourage any offer, inquiry or proposal from any person relating to an acquisition proposal.  For Hartcourt, an acquisition proposal means any offer or proposal, relating to any transaction or series of related transactions involving:

•	any acquisition of any voting securities of any person or any merger, consolidation, business combination or similar transaction resulting in an acquisition of voting securities, or

•	any acquisition of the assets of any person.

•	If either party receives an acquisition proposal, that party agrees it will provide the other party with notice of the material terms and conditions of the acquisition proposal.

Conditions to Closing

Consummation of the plan of reorganization and share exchange agreement and the related transactions is conditioned on the approval of each of the Agreement and Reincorporation Proposal, the Share Exchange Proposal, the Reverse Stock Split Proposal, the Share Increase Proposal and the Board Size Proposal by the holders of a majority of our outstanding common stock at the special meeting.

In addition, the consummation of the share exchange with the Sino-Canada shareholders is conditioned upon certain closing conditions, including:

•	the consummation of the reincorporation merger of Hartcourt and Maple China;

•
no governmental entity shall have enacted, issued, promulgated, enforced or entered any law or order which is in effect and which has the effect of making the acquisition illegal or otherwise prohibiting or preventing consummation of the acquisition;

•	any necessary approvals from any governmental entity shall have been timely obtained all in a form and substance satisfactory to Hartcourt; and

•	Sino-Canada shall have divested itself of its subsidiaries Sino-Canada Middle School and Wujiang Fenghua Training Center.

Hartcourt’s Conditions to Closing of the Share Exchange

Our obligation to consummate the share exchange, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•
the representations and warranties of Sino-Canada, its subsidiaries and the Sino-Canada shareholders (other than the representations and warranties as of a specified date which shall be true and correct as of such date) shall have been true and correct on the date they were made and shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality which shall be true and correct in all respects) on and as of the closing date as though made on and as of such time, and we shall have received a certificate to such effect;

•
Sino-Canada, its subsidiaries and the Sino-Canada shareholders shall have performed and complied in all material respects with all covenants and obligations under the agreement required to be performed and complied with by them as of the closing, and we shall have received a certificate to such effect;

•	there shall have been no material adverse effect with respect to the Sino-Canada entities since the date of execution of the plan of reorganization and share exchange agreement;

•
there shall be no material action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against Sino-Canada or its properties or any of its respective officers, directors or shareholders arising out of, or in any way connected with, the acquisition or the other transactions contemplated by the share exchange agreement;

•	we shall have received a legal opinion from counsel to the Sino-Canada entities regarding certain matters related to the share exchange;

•
Sino-Canada shall have delivered to us an estimated closing balance sheet of Sino-Canada, on a consolidated basis, prepared in accordance with GAAP, determined as of 11:59 p.m. on the business day immediately preceding the closing date, certified as true and correct by Sino-Canada’s chief executive officer;

•
the required historical Sino-Canada financial statements shall have been prepared for inclusion in this proxy statement and, in our opinion, shall be suitable or readily adaptable for incorporation in the reports required to be filed by us with the SEC pursuant to the Exchange Act of 1934;

•	the Sino-Canada shareholders shall have executed and delivered the voting agreement attached hereto as Annex B;

•	the Sino-Canada shareholders shall have executed and delivered the lock-up agreement attached hereto as Annex C;

•
each of the officers and directors of the surviving corporation in the reincorporation merger shall have been appointed and elected in accordance with the agreement, effective immediately following the closing.

Sino-Canada’s Conditions to Closing of the Share Exchange

The obligations of Sino-Canada, its subsidiaries and the Sino-Canada shareholders to consummate the share exchange, in addition to the conditions described above, are conditioned upon each of the following, among other things:

•           the representations and warranties of Hartcourt (other than the representations and warranties as of a specified date which shall be true and correct as of such date) shall have been true and correct on the date they were made and shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality which shall be true and correct in all respects) on and as of the closing date as though made on and as of such time, and Sino-Canada shall have received a certificate to such effect;

•
Hartcourt shall have performed and complied in all material respects with all covenants and obligations under the agreement required to be performed and complied with by it as of the closing, and Sino-Canada shall have received a certificate to such effect;

•	there shall have been no material adverse effect with respect to us since the date of execution of the plan of reorganization and share exchange agreement;

•
there shall be no material action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against us or our properties or any of our officers, directors or shareholders arising out of, or in any way connected with, the acquisition or the other transactions contemplated by the plan of reorganization and share exchange agreement;

•	Sino-Canada and the shareholders’ representative shall have received a legal opinion from our counsel regarding certain matters related to the share exchange;

•
we shall have delivered to Sino-Canada  a schedule setting forth the amount of our indebtedness, on a consolidated basis, prepared in accordance with GAAP, determined as of 11:59 p.m. on the business day immediately preceding the closing date, certified as true and correct by our chief executive officer;

•
our outstanding indebtedness to Yuan Dian Investment Inc. pursuant to the amended and restated loan agreement dated August 18, 2009 shall be repaid upon the closing in accordance with its terms by payment of shares of the surviving corporation in the reincorporation merger in satisfaction of all amounts owing thereunder;

•	the surviving corporation in the reincorporation merger shall have executed and delivered the voting agreement attached hereto as Annex B;

•	the surviving corporation in the reincorporation merger shall have executed and delivered the lock-up agreement attached hereto as Annex C;

•
each of the officers and directors of the surviving corporation in the reincorporation merger shall have been appointed and elected in accordance with the agreement, effective immediately following the closing.

We cannot assure you that all of the conditions will be satisfied or waived.

Termination

The plan of reorganization and share exchange agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to our stockholders, by:

•	mutual written consent of Hartcourt and representative of the Sino-Canada shareholders;

•	either Hartcourt or Sino-Canada, if the closing has not occurred by May 31, 2010;

•
either Hartcourt or Sino-Canada, if a governmental entity has issued an order, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the acquisition, which order is final and nonappealable;

•	by Hartcourt if any Sino-Canada entity takes any action to liquidate, dissolve or wind-up;

•	by Sino-Canada if Hartcourt takes any action to liquidate, dissolve or wind-up;

•
by Sino-Canada upon a breach of any representation, warranty, covenant or agreement on the part of Hartcourt set forth in the plan of reorganization and share exchange agreement, or if any representation or warranty of Hartcourt becomes untrue, in either case such that the conditions to the closing of the acquisition would not be satisfied as of the time of the breach or as of the time the representation or warranty becomes untrue, and the breach (to the extent curable) is not cured within 30 days following receipt by Hartcourt of a notice describing in reasonable detail the nature of such breach;

•
by Hartcourt upon a breach of any representation, warranty, covenant or agreement on the part of any of the Sino-Canada entities or the Sino-Canada shareholders set forth in the plan of reorganization and share exchange agreement, or if any representation or warranty of any of the Sino-Canada entities -Canada or the Sino-Canada shareholders becomes untrue, in either case such that the conditions to the closing of the acquisition would not be satisfied as of the time of the breach or as of the time the representation or warranty becomes untrue, and the breach (to the extent curable) is not cured within 30 days following receipt by the Sino-Canada entity or the Sino-Canada shareholders, as applicable, of a notice describing in reasonable detail the nature of such breach;

•	by Hartcourt, if a material adverse effect on Sino-Canada has occurred since the date of the plan of reorganization and share exchange agreement and is continuing;

•	by Sino-Canada, if a material adverse effect on Hartcourt has occurred since the date of the plan of reorganization and share exchange agreement and is continuing; and

•	by Hartcourt if Sino-Canada has not delivered the historic financial statements required for inclusion in this proxy statement on ore before November 30, 2009.

In the event of the termination of the plan of reorganization and share exchange agreement, the plan of reorganization and share exchange agreement will be of no further force or effect, except for the confidentiality and expense provisions of the plan of reorganization and share exchange agreement.

Amendment

The plan of reorganization and share exchange agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of Hartcourt, Sino-Canada and the representative of the Sino-Canada shareholders.

CERTAIN AGREEMENTS RELATING TO THE SHARE EXCHANGE

Voting Agreement

Upon the consummation of the acquisition, our board of directors will consist of seven directors, of which Sino-Canada will designate five members with [two current] Hartcourt directors remaining on the board.   Upon the consummation of the acquisition, the board of directors is expected to consist of Messrs. Victor Zhou, Ross Yuan, Tiezhi Zhang, Fusheng Xie, Wilson Li, Guoquan Shen and Ping Mei.

At the closing of the acquisition, the Sino-Canada shareholders, Mr. Victor Zhou and Mr. Wilson Li, as representatives of Hartcourt, and Hartcourt will enter into a voting agreement. The voting agreement provides that until the date immediately prior to the first annual stockholder meeting of the surviving corporation held after the closing date of the share exchange, at any meeting called or action taken for the purpose of electing directors to the Hartcourt board of directors, the Sino-Canada shareholders will agree to vote for two directors nominated by Messrs. Zhou and Li on behalf of the Hartcourt stockholders.

The voting agreement is attached as Annex B hereto. We encourage you to read the voting agreement in its entirety.

Lock-Up Agreements

At the closing of the acquisition, the Sino-Canada shareholders have agreed to enter into lock-up agreements providing that they may not sell or otherwise transfer any of the common stock received in the acquisition for a period of 12 months from the closing date of the acquisition.

The form of lock-up agreement is attached as Annex C hereto. We encourage you to read the lock-up agreement in its entirety.

REINCORPORATION MERGER WITH MAPLE CHINA

Introduction

The Board of Directors of Hartcourt believes that it is advisable and in the best interests of Hartcourt and its shareholders to change the state of incorporation of Hartcourt from Utah to Delaware by merging Hartcourt into Maple China, its newly formed wholly-owned subsidiary that is incorporated in Delaware (the “reincorporation merger”). The name of the Delaware corporation, which will be the successor to Hartcourt in the reincorporation merger, will be Maple China Education Incorporated. Maple China is also referred to as the “surviving corporation” in this proxy statement.

Maple China was incorporated under Delaware law on August 18, 2009. The address and phone number of Maple China are the same as the address and phone number of Hartcourt. As of the time immediately prior to the reincorporation merger, Maple China will not have any material assets or liabilities and will not have carried on any business.

The Reincorporation Merger

The reincorporation merger would be effected pursuant to the plan of reorganization and share exchange agreement in substantially the form attached as Annex A. Upon completion of the reincorporation merger, Hartcourt would cease to exist as a corporate entity and Maple China, which would be the surviving corporation, would continue to operate the business of Hartcour under the name Maple China Education Incorporated. The discussion of the reincorporation merger set forth below is qualified in its entirety by reference to the attached plan of reorganization and share exchange agreement.

The plan of reorganization and share exchange agreement provides that the reincorporation merger will be effected immediately prior to the closing of the share exchange with the Sino-Canada shareholders, and thus is subject to the conditions to closing with respect to the share exchange, including the approval of the reincorporation merger by the requisite Hartcourt shareholders. See “Share Exchange Proposal” below. If the shareholders do not approve the reincorporation merger, Hartcourt and Maple China would not consummate the merger and Hartcourt would continue to operate as a Utah corporation.

If the Name Change Proposal, Reverse Stock Split Proposal, Share Increase Proposal and Board Size Proposal are each approved by the Hartcourt shareholders then, incident to the reincorporation merger and pursuant to the plan of reorganization and share exchange agreement, the certificate of incorporation of the surviving corporation will provide in part as follows:

•	the name of the surviving corporation will be changed to Maple China Education Incorporated. See “Name Change Proposal” below;

•
each outstanding share of common stock, par value $.001 per share, of Hartcourt will be converted automatically into .0125 shares of common stock, par value $.001 per share, of Maple China upon the effective date of the reincorporation merger. See “Reverse Stock Split Proposal” below;

•	the total number of authorized shares of common stock of the surviving corporation will be increased to 100,000,000. See “Share Increase Proposal” below; and

•	the board of directors of the surviving corporation may fix the the number of directors so long as there are at least 3 and not more than 9 directors. See “Board Size Proposal” below.

The common stock of Hartcourt is traded on the OTCBB under the symbol “HRCT.” Following the reincorporation merger, the common stock of the surviving corporation will be traded on the OTCBB under the symbol “____”.

If Hartcourt and Maple China effect the reincorporation merger, all employee benefit plans (including stock option and other equity-based plans) of Hartcourt would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Similarly, each outstanding warrant to purchase common stock of Hartcourt would be converted automatically into a warrant to purchase the same number of shares of common stock of the surviving corporation, upon the same terms and conditions.

Principal Reasons for the Reincorporation Proposal

The incorporators of Hartcourt chose to incorporate in the State of Utah because the laws of Utah were suitable for Hartcourt Utah’s operations at the time.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. Delaware has established progressive principles of corporate governance that Hartcourt could draw upon when making business and legal decisions. In addition, any direct benefit that Delaware law provides to corporations indirectly benefits the stockholders. Because Delaware law is responsive to the needs of stockholders, Delaware law also directly benefits stockholders. For these reasons, Hartcourt has determined that Delaware law would better suit the current needs of Hartcourt and its stockholders than Utah law does.

The Board of Directors of Hartcourt has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the General Corporation Law of the State of Delaware, which is generally acknowledged to be the most advanced and flexible corporate statute in the U.S.;

•
the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•
the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the U.S., and the Delaware Supreme Court, which is highly regarded; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, Hartcourt would be better able to continue to attract and retain qualified directors and officers than it would be able to as a Utah corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Utah law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Utah law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Utah does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Utah law.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Board of Directors of Hartcourt, however, is not proposing the reincorporation merger to prevent a change in control of Hartcourt and is not aware of any present attempt by any person to acquire control of Hartcourt or to obtain representation on Hartcourt’s Board of Directors. The Board of Directors of Hartcourt has no current plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

With respect to implementing defensive strategies, Delaware law is preferable to Utah law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a Utah corporation or a Delaware corporation, Hartcourt Utah could implement some of the same defensive measures. As a Delaware corporation, however, Hartcourt Utah would benefit from the predictability of Delaware law on such matters.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

Set forth below is a table that summarizes some of the most significant differences in the rights of the shareholders of Hartcourt before and after the reincorporation merger is effective as a result of the differences between Utah law, the Utah Articles and the Utah Bylaws, on the one hand, and Delaware law, the Delaware Certificate and the Delaware Bylaws, on the other hand. The summary of the differences is significant because if the shareholders of Hartcourt approve the agreement and reincorporation proposal and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws, as set forth in Annex E and Annex F, respectively, attached to this proxy statement will become the certificate of incorporation and bylaws of the surviving corporation by virtue of the reincorporation merger. All statements in this proxy statement concerning such documents are qualified by reference to the complete provisions of the documents. In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Utah Articles and Utah Bylaws to reflect differences between Delaware law and Utah law. The table below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to Utah law, Delaware law, the Utah Articles and Utah Bylaws, and the Delaware Certificate and Delaware Bylaws.

	Hartcourt, a Utah corporation	Maple China, a Delaware corporation
Par Value; Surplus; Capital
All shares of common stock of Hartcourt have a par value of $.001 per share. The Hartcourt Articles authorize two classes of preferred stock with a par value of $0.01, and three other classes of preferred stock with various conversion rights, but no par value. The concepts of surplus and capital do not exist under Utah law.
All shares of common stock of Maple China have a par value of $.001 per share. The concepts of surplus and capital are recognized under Delaware law.
Action by Shareholders Without a Meeting
Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Hartcourt Bylaws, however, allow action to be taken by the shareholders without a formal meeting by consent, if such consent is executed in writing by all of the shareholders entitled to vote. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, all written consents must be delivered to Hartcourt within 60 days after the earliest dated consent delivered to Hartcourt Utah, and prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to Hartcourt. Unlike Delaware law, Utah law requires that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to Maple China within 60 days after the earliest dated consent delivered to Maple China, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.

Special Meetings of Shareholders
The Hartcourt Bylaws permit special meetings of the shareholders to be called at any time by the president or by any holder(s) of at least twenty-five percent of the outstanding capital stock.  Notice of a special meeting may be waived in writing either before or after such meeting.

Unlike the Utah Bylaws, the Delaware Bylaws do not permit stockholders to request that a special meeting of stockholders be held. Instead, a special meeting of stockholders can be called only by a majority of the board of directors or by the corporation’s chairman of the board, chief executive officer or the president.

Removal of Directors
Utah law provides that any director may be removed, with or without cause, by the holders of common stock of Hartcourt Utah but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause. The Maple China Bylaws provide that a director may be removed only for cuase and only by an affirmative vote of 66 2/3% shares then entitled to vote.

Ratification	The Hartcourt Bylaws do not contain a provision on ratification.
The Maple China Bylaws provide that certain transactions questioned in a stockholder’s suit may be approved or ratified, before or after judgment, by the board of directors or stockholders, and ratification will have the same effect as if the questioned transaction had been originally duly authorized, and the claim will be barred.

Indemnification
The Hartcourt Bylaws are silent as to indemnification, however Utah law provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

With respect to third party actions, under Utah law, Hartcourt has the power, but not an obligation, to indemnify any director, officer, employee or agent of Hartcourt Utah who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, against expenses (including attorneys’ fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of Hartcourt, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. With respect to corporate actions, under Utah law, Hartcourt has the power, but not an obligation, to indemnify any director, officer, employee or agent of Hartcourt who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of Hartcourt, except that no indemnification will be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

The Maple China Bylaws provide that directors and officers of Maple China shall be indemnified to the fullest extent permitted by Delaware law. Unlike the Utah Bylaws, which are permissive, the indemnification provisions of the Maple China Bylaws require mandatory indemnification for both third party actions and actions by or in the right of the corporation.
 Maple China Bylaws contain the following provisions not currently contained in the Hartcourt Bylaws: (i) mandatory reimbursement of expenses of a director or officer, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification by Maple China, and (ii) Maple China will provide indemnification to directors, officers and agents with respect to proceedings commenced by the director, officer or agent only if commencement of such proceeding was authorized, in the specific case, by the board of directors, independent directors or by the stockolders of Maple China.

Insurance
The Hartcourt bylaws are silent as to Insurance, however Utah law permits a corporation to purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify him against the same liability.

The Delaware Bylaws permit the company to purchase insurance on behalf of directors or other agents, whether or not such the company would otherwaise have the power to indemnify such person against liability.

Elimination of Directors’ Liability for Monetary Damages
Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law. The Hartcourt Articles and the Hartcourt Bylaws do not contain such a provision.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit. The Maple China Certificate contains such a provision.

Record Date	The Hartcourt Bylaws do not contain a provision for fixing the record date.
Consistent with Delaware law, the Maple China Bylaws differ with respect to Hartcourt Bylaws in the following ways:

• the Maple China Bylaws provide that the record date is not to precede the date upon which the resolution fixing the record date is adopted by the board of directors;

• the record date is not to be more than 60 days before a meeting or action requiring determination of stockholders;
• in the case of an action by written consent the record date shall be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors; and
• in the case of a stockholder meeting, the record date may not be less than 10 days before the meeting.

Amendment to the Articles (Certificate) of Incorporation
Under Utah law, amendments to the Hartcourt Articles (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.  Pursuant to the Utah Articles, the Utah Articles may be ameneded by an affirmative vote by the majority of the shares entitled to vote.

Under Delaware law, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate. Amendments to the Delaware Certificate generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the By-laws
The Hartcourt Bylaws provide that the board of directors or the shareholders may amend, repeal, or replace the by-laws of Hartcourt Utah. In addition, no bylaw adopted by the board of directors shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by Utah law.

The Maple China Certificate provides that the board of directors may make, alter, rescind, amend, or repeal any or all of the Maple China Bylaws, by approval of the majority of the board of directors.  The stockholders also have the power to adopt, amend or repeal the bylaws.

Advance Notice Bylaws	The Hartcourt Bylaws do not contain an advance notice provision.
Under Delaware law, a corporation may adopt an advance notice bylaw provision that provides that a stockholder entitled to vote at the meeting may nominate a person for election as a director or may propose other business to be conducted at such a meeting only if advance written notice of such director nomination or stockholder proposal is given. Under the Maple China Bylaws, written notice of such stockholders’ intent to make such nomination or to propose such other business at an annual meeting of stockholders generally must be received by the corporation’s secretary not later than 60 days, nor earlier than 90 days, prior to the first anniversary date of the preceding year’s annual meeting. Any stockholder wishing to nominate a person as director or to propose such other business must submit certain information as set forth in the Maple China Bylaws. The chairman of the meeting may refuse to acknowledge the nomination of any person or stockholder proposal not made in compliance with the procedures set forth in the Maple China Bylaws.

Dissolution
Under Utah law, the board of directors of Hartcourt Utah may submit a proposal of voluntary dissolution of Hartcourt Utah to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.

Under Delaware law, Maple China will be subject to the same voting requirement with respect to a dissolution, however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends
Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, Hartcourt would be unable to pay its debts as they become due in the usual course of business, or if the total assets of Hartcourt would be less than the sum of its total liabilities plus the amount that would be needed, if Hartcourt were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of Hartcourt. The Hartcourt Bylaws prohibt payment of dividends out of capital of the company.

Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

The Maple China bylaws allow directors to set aside funds of Maple China, that would otherwise be avaible for dividends, for reserves to be used by Maple China for any purpose the directors see conducive to the interests of the company.

Corporate Records (Form of Records)
Neither the Bylaws nor the Articles of Hartcourt contain a provision regarding corporate records; however, under Utah law, Hartcourt is required to keep, as permanent records, minutes of all meetings of the shareholders and the board of directors of Hartcourt, a record of all actions taken by the shareholders or the board of directors without a meeting, a record of all actions taken by a committee of the board of directors, and a record of all waivers of notices of meetings of shareholders and of the board of directors or any committee of the board of directors. In addition, Utah law requires Hartcourt Utah to keep specific records at its principal office, including the Hartcourt Articles, the Hartcourt Bylaws, the minutes of all shareholders’ meetings, records of all action taken by shareholders without a meeting, for the past three years, a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code and all financial statements prepared for periods ending during the last 3 years.

Delaware law does not require that Maple China keep any specific records at any particular place or for a specific period of time, and Maple China’s Bylaws and Certifate are silent as to the form of corporate records. The Maple China Certificate, however, provides that the books of the corporation may be kept at such places that may be designated by the board of directors or in the bylaws of Maple China.

Addtionally, under Delaware law any records maintained by a corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time. Any corporation shall so convert any records so kept upon the request of any person entitled to inspect such records. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper record of the same information would have been, provided the paper form accurately portrays the record.

Examination of Booksand Records
Under Utah law, any shareholder or director of Hartcourt may, upon five business days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five business days’ written demand, any such shareholder or director may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of Hartcourt, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders  under Delaware law are the same as under Utah law, except that if Maple China refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Dissenters’ (Appraisal) Rights
Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of Hartcourt. Dissenters’ rights in Utah are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

Control Shares Acquisition Act
Pursuant to the Hartcourt Articles and in accordance with Utah law, Hartcourt  has not elected to not have the provisions of the Utah Control Shares Acquisition Act apply to control share acquisitions of the securities of Hartcourt Utah. Therefore Hartcourt is subject to the Utah Control Shares Acquisiton Act.
The Maple China Certificate does not contain a provision that limits Maple China’s ability to protect itself against a takeover attempt.
Reacquisition of Stock by the Corporation	Under Utah law, Hartcourt may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.
Delaware law requires that (i) no repurchases of shares by Maple China be made when the capital of the company is impaired or when such repurchase would cause an impairment, and (ii) a purchase of shares redeemable at the option of Hartcourt Delaware not be made for more than the price at which the shares may then be redeemed.

Franchise Tax
Utah law requires corporations to pay franchise tax at the rate of 5% of net taxable income. The franchise tax must be pre-paid quarterly if taxable income is greater than $3,000 per year. Otherwise it is payable yearly. Pursuant to Utah law, the current minimum tax is $100 per year. In 2008 Hartcourt paid franchise tax of $ N/A.

Delaware law requires corporations to pay franchise tax annually. The current minimum tax is $75 per year and the current maximum tax is $180,000per year. Had we been incorporated in Delaware during 2008, Maple China would have paid a franchise tax of $[_____].

Accounting Treatment of the Reincorporation Merger

The reincorporation merger would be accounted for as a reverse merger whereby, for accounting purposes, Sino-Canada would be considered the acquirer and the surviving corporation would be treated as the successor to the historical operations of Sino-Canada. Accordingly, the historical financial statements of Sino-Canada, as of and for all periods through the date of this proxy statement, would be treated as the financial statements of the surviving corporation.

Regulatory Approval

To Hartcourt’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filing of articles of merger with the Utah Department of Commerce, Division of Corporations and Commercial Code and the filing of a certificate of merger with the Secretary of State of the State of Delaware.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the reincorporation merger. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively so as to result in federal income tax consequences different from those described below. Hartcourt does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the reincorporation merger. This summary does not address all aspects of federal income taxation that may be relevant to the reincorporation merger, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the reincorporation merger to shareholders who are subject to special tax rules, such as shareholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Hartcourt stock other than as a capital asset.

Hartcourt believes that, for federal income tax purposes, the reincorporation merger would be treated as a reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the common stock of Hartcourt Utah as a result of the consummation of the reincorporation merger and no gain or loss would be recognized by Hartcourt or Maple China. In addition, Hartcourt believes that each former holder of common stock of Hartcourt would have the same basis in the common stock of the surviving corporation received by such person pursuant to the reincorporation merger as such holder had in the common stock of Hartcourt held by such person immediately prior to the consummation of the reincorporation merger, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of Hartcourt, provided the latter was held by such person as a capital asset immediately prior to the consummation of the reincorporation merger. Shareholders owning at least one percent (by vote or value) of the total outstanding stock of Hartcourt immediately before the reincorporation merger may be required to file a statement with their tax return containing certain information regarding the reincorporation merger.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Rights of Dissenting Shareholders

Shareholders of Hartcourt of record on [______] will have dissenters' rights under the Utah Revised Business Corporation Act, or the UBCA, as a result of the proposed reincorporation merger. Stockholders who oppose the reincorporation merger will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the UBCA. A copy of these sections is attached hereto as Annex D to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and shareholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

Requirements for Exercising Dissenters' Rights

Under the UBCA, dissenters' rights will be available only to those shareholders of Hartcourt who (i) object to the proposed reincorporation merger in writing prior to or at the meeting before the vote on the matter is taken (a negative vote will not itself constitute such a written objection); and (ii) do not vote any of their shares in favor of the proposed reincorporation merger at the meeting.

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH HARTCOURT BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED.

The notice must be submitted to Hartcourt at Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China; Telephone: (86) 21 5206 7613; Attention: Victor Zhou, and must be received before the vote for the proposed reincorporation merger.

The submission of a blank proxy will constitute a vote in favor of the reincorporation merger and a waiver of dissenter's rights. A vote against the Reincorporation and Merger is not necessary for the shareholder to exercise dissenter's rights and require Hartcourt to purchase their shares. A vote against the reincorporation merger will not be deemed to satisfy the notice requirements of the UBCA. The liability to the dissenting Stockholder for the fair value of the shares shall be the liability of Maple China when and if the reincorporation merger is consummated.

Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 16-10(a)-1301 et. seq. of the UBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER'S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER'S RIGHTS IS SET FORTH BELOW AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE UBCA IS ATTACHED AS ANNEX D.

Procedure

            Within ten days after the effective time of the reincorporation merger, Maple China will send to each shareholder who has satisfied the requirements for exercising dissenter’s rights a written notice in which Maple China will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment.

            Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed transaction. Upon receipt of each demand for payment, Maple China will pay each dissenting shareholder the amount that Maple China estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the reincorporation merger to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Maple China may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the market value of the shares immediately before the effectuation of the reincorporation merger, excluding any appreciation or depreciation in anticipation of such events.

            Any dissenter who does not wish to accept the payment or offer made by Maple China must notify Maple China in writing of his or her own estimate of the fair value of the shares within 30 days after the date Maple China makes or offers payment. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY MAPLE CHINA. If the dissenting shareholder and Maple China are unable to agree on the fair value of the shares, then Maple China will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If Maple China does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

            If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Maple China for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Maple China unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Maple China. Both Maple China and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter's rights simply means the loss of the right to receive a cash payment from Maple China in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Maple China.

SHARE EXCHANGE PROPOSAL

The plan of reorganization and share exchange agreement contemplates that immediately after the reincorporation merger of Hartcourt into Maple China, the surviving corporation will acquire all of the outstanding shares of capital stock of Sino-Canada in exchange for up to a maximum of 45,850,860 shares of common stock of the surviving corporation (assuming the effectiveness of the reverse stock split). As a result of the share exchange and assuming there is no adjustment to the purchase price at closing, the former Sino-Canada shareholders will receive approximately 38,209,048 shares of Hartcourt common stock and will own approximately 86% of the issued and outstanding shares of Hartcourt.

Background of the Share Exchange

The terms of the share exchange are the result of arm’s-length negotiations between representatives of Hartcourt and Sino-Canada. The following is a brief discussion of the background of these negotiations, the plan of reorganization and share exchange agreement and related transactions.

Victor Zhou, the Chief Executive Officer and a director of Hartcourt, contacted Ross Yuan, the Chief Executive Officer and a director of Sino-Canada, for the purpose of discussing a possible strategic transaction between their respective companies.  In the year prior to this meeting, Hartcourt had acquired majority interests in two separate Chinese corporations dedicated to private education. Mr. Yuan was receptive to a meeting for this purpose, and such meeting took place in Shanghai, China on March 16, 2009.

During this meeting, which was held at Sino-Canada’s office in Shanghai, Mr. Zhou disclosed Hartcourt’s intention to pursue a merger with Sino-Canada by acquiring all of the capital stock of Sino-Canada and its subsidiaries.  At this initial meeting, each executive presented information regarding the business strategy of his respective company.  In addition, the representatives discussed the potential merits of a strategic combination, but did not agree on any specific merger structure or terms.

Following up on the initial meeting, Hartcourt invited Mr. Yuan to visit Beijing Yanyuan Rapido Education Company, an educational institution in which Hartcourt held a majority ownership position.  During this visit on March 30, 2009, Mr. Zhou of Hartcourt and Mr. Yuan of Sino-Canada each expressed interest in pursuing a proposed transaction through a reverse takeover and share exchange transaction.  Each executive expressed interest in pursuing a mutual financial and legal due diligence process, which began after this meeting.

During the first two weeks of June, the representatives of Hartcourt and Sino-Canada maintained an active dialogue, and the two companies held a series of meetings through phone calls and short informal visits.  As a result of these meetings, Mr. Zhou and Mr. Yuan, as well as other representatives of Hartcourt and Sino-Canada, made progress in negotiating the terms of a potential transaction.

After considering options,  Hartcourt selected Hongda Business Consulting (Shenzhen) Co.,Ltd (“Hongda”) to act as a financial advisor with respect to the proposed transaction.

On June 16, 2009, Mr. Yuan and Mr. Zhou, representing Sino-Canada and Hartcourt, respectively, held an in-person meeting again at Sino-Canada’s office in Shanghai and discussed the material terms of a proposed transaction, including the aggregate purchase price that Hartcourt might pay in the transaction in terms of the number of shares of its common stock to be issued, upon a fixed purchase price.

At this meeting, Hartcourt proposed, on a term sheet level, the possibility of issuing 2,341,589,523 shares of its common stock at a fixed per share price of $0.011 to acquire all the capital stock of Sino-Canada and its subsidiaries. As a result of this proposed transaction, Sino-Canada would hold 85.82% of the total equity Hartcourt after completion of the transaction.  Hartcourt’s proposal was based on the discussion and consideration of the strategic benefits of the proposed transaction, the historical information of the two companies, the financial analysis of the two companies, the valuation report of Sino-Canada provided by Hongda which provided an independent valuation of Sino-Canada.

In July, Mr. Wilson Li, Chairman of the Board of Hartcourt, and Mr. Yuan, representing Hartcourt and Sino-Canada respectively, and their financial and legal advisors, had many discussions to negotiate the key non-financial terms of the proposed transaction.  The most significant of these discussions occurred through phone calls held on July 10, July 16 and July 28, 2009.

Through these telephone conversations, Hartcourt and Sino-Canada agreed to reincorporate Hartcourt to Delaware and rename the company as Maple China Education Incorporated upon the successful closing of the transaction.

During these discussions, Sino-Canada also informed Hartcourt of its determination to divest its wholly-owned subsidiaries, Sino-Canada Middle School (“SCMS”) and Wujiang Fenghua Training Center (the “Training Center”) so as to focus on the private international high school business.  Based on this restructuring plan, the proposal was for Sino-Canada Investment Group Inc. and its subsidiaries Sino-Canada High School (“SCHS”), Wujiang Huayu Property Management Company (“PM”) and Canadian Learning Systems Corporation (“CLSC”) to become wholly-owned subsidiaries of  Hartcourt as a result of the transaction.

In order to keep this structure and also maintain the agreed upon consideration unchanged, Sino-Canada proposed to have CLSC enter into management service agreements with each of SCMS and TC, through which CLSC would charge SCMS’s and TC’s annual profits as compensation for its exclusive management service. This structure was reviewed by the respective companies’ tax and financial advisors.

Another proposal which emerged from the discussions during this period was that Hartcourt effect a one-for eighty reverse stock split in connection with the transaction.  Hartcourt’s management discussed this proposal with its financial and legal advisors, and determined to submit this proposal to Hartcourt’s board of directors and stockholders in connection with the approval of transaction.

In August, 2009, Ms. Amanda Zhang, Vice President of Hartcourt, and Mr. Ross Yuan, representing Hartcourt and Sino-Canada respectively, had a few meetings at Sino-Canada’s office in Shanghai for negotiating the terms necessary to finalize a definitive agreement for the proposed reverse takeover and share exchange transaction.  Of these meetings, those held on August 10, August 19 and August 20, 2009 were most fruitful.

On August 10, 2009, Hartcourt disclosed to Sino-Canada that it had entered into a Loan Agreement with Yuan Dian Investment Inc. (“Yuan Dian”) for the US. $1,300,000.  Discussion with financial and legal advisors ensued.  The principals from the respective companies ultimately agreed that this loan would be repaid through the issuance of 1,477,273 shares of Hartcourt common stock upon the closing of the transaction.  Accordingly, the number of shares to be issued by Hartcourt to Sino-Canada shareholders was adjusted to the amount of 38,209,049 shares (after the reverse stock split) so as to maintain Sino-Canada’s shareholder proportion in Hartcourt post-transaction with the arrangement previously agreed upon by the two companies.

As of August 10, 2009, Sino-Canada’s board of directors met and approved the transaction and entering into the Plan of Reorganization and Share Exchange Agreement with Hartcourt. As of August 19, 2009, Hartcourt’s board of directors called a meeting and, after extensive discussion, approved the proposed transaction with Sino-Canada upon terms contained in the Plan of Reorganization and Share Exchange Agreement. On August 20, 2009, representatives from the two companies executed the definitive agreement for the reverse takeover and share exchange transaction between the two companies.

Hartcourt’s Reasons for the Share Exchange and Recommendation of the Hartcourt Board

Our board of directors concluded that the share exchange with the Sino-Canada shareholders is in the best interests of our shareholders. As described below, our board of directors considered both the potential advantages and potential disadvantages of the share exchange with the Sino-Canada shareholders.

Potential Advantages of the Share Exchange

In considering and deciding to enter into the share exchange, Hartcourt’s board of directors gave considerable weight to the positive factors discussed below, and they also considered the negative factors discussed under the heading “Potential Disadvantages of the Acquisition with Sino-Canada.”

•
Given the complementary nature of the educational offerings of Hartcourt and Sino-Canada in the Chinese education market, the transactions will enhance the opportunity for the potential realization of Hartcourt’s strategic objectives;

•	Hartcourt’s stockholders would have the opportunity to participate in the potential increase in revenues of the combined company after the share exchange;

•	The broadening and integration of the combined company’s offerings may enhance the combined company’s ability to increase market penetration;

•	The combined resources of Hartcourt and Sino-Canada after the share exchange may allow Hartcourt to compete more effectively against its competitors; and

•	The combined company may have more of an opportunity to raise additional capital to fund the working capital needs and growth of the combined company

Potential Disadvantages of the Share Exchange

The Hartcourt board of directors evaluated potential disadvantages of an acquisition with Sino-Canada. They were not able to identify any factors associated specifically with Sino-Canada or its industry that outweighed the advantages of a acquisition.

•	The possibility that the announcement and consummation of the share exchange may negatively impact certain of Hartcourt’s customer and employee relationships;

•	The costs to Hartcourt of integrating the business, offerings and employees of Sino-Canada and the transaction expenses of the share exchange and related transactions;

•	The dilutive effect of the issuance of Hartcourt common stock pursuant to the Agreement; and

•	The transfer of control of Hartcourt to the former Sino-Canada shareholders.

Valuation report received by the Hartcourt board of directors

Hartcourt engaged Hong Da Accounting Firm to determine the fair market value of the shares of Sino-Canada as at May 31, 2009.

Hongda examined the audited financial statements of Sino-Canada for 2008 and 2007, checked list of contracts and agreement as prepared by management, and reviewed various industry information obtained from external sources. Particularly, the financial forecasts used by Hong Da are based on reasonable assumptions, and represent management’s best estimate of the future result of Sino-Canada.

Since Sino-Canada is in operation and considering the company’s anticipated returns, the going concern approach was selected for valuing the company’s shares.

As at May 31, 2009, Sino-Canada’s subsidiaries include Sino-Canada High School (“SCHS”), Wujiang Huayu Property Management Company (“PM”), Sino-Canada Middle School (“SCMS”), and Wujiang Fenghua Training Center (“TC”). Sino-Canada holds 100% shares in each subsidiary company. Given the complicated holding company structure, the sum-of-part valuation approach is selected. The discounted cash flow method and market comparison method are both used to value SCHS, the core business of Sino-Canada. Cost recurring method is applied to other entities within the Sino-Canada Group.

Using the discounted cash flow approach, the fair market value of SCHS is derived by calculating the present value of all future cash flows including the terminal value of the company in the last year of the forecast, assuming the company can have excessive capital to fund the further business expansion.

Hong Da also considered the trading multiple of comparable companies similar to SCHS. Given the high growth rate of Sino-Canada, the high end range of Price to Earning multiple is selected from 18.0x to 20.0x. The proposed value of SCHS is determined by combing the results of DCF and market comparison methods.

For other entities with Sino-Canada, the cost recurring method is applied, because there are land use rights, buildings, and other real estate facilities. Due to the fast development of real estate industry in the region, the market value of individual assets has far exceeded its book value.

Hong Da’s conclusion was that the fair market value of Sino-Canada at consolidation level was estimated about RMB 242 million, equivalent to USD 35.5 million, as at May 31, 2009.

Interests of Hartcourt Officers and Directors in the Transactions

When you consider the recommendation of our board of directors in favor of adoption of the Share Exchange Proposal and the other proposals discussed in this proxy statement, you should keep in mind that our executive officers and members of our board of directors have interests in the transaction that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	Upon completion of the acquisition, Messrs. Victor Zhou and Wilson Li will continue to serve as directors of Hartcourt.

Board of Directors and Executive Officers of Maple China after Consumation of the Share Exchange

After the share exchange, the board of directors of the combined company shall consist of five Sino-Canada nominees, Messrs. Ross Yuan, Tiezhi Zhang, Anmin Lu, Ping Mei and Guoquan Shen, and two Hartcourt nominees, Victor Zhou and Wilson Li.  In accordance with the plan of reorganization and share exchange agreement, the Sino-Canada nominees were nominated by the shareholders of Sino-Canada and the Hartcourt nominees were nominated by Victor Zhou and Wilson Li. Each director will remain in office until his or her successor is duly elected or approved and qualified in accordance with Maple China’s certificate of incorporation and bylaws or as otherwise provised by applicable law. Additional information regarding each of the Maple China director designees is set forth on Annex I hereto and incorporated herein by reference.

After the share exchange, the following persons will serve as officers of Maple China:

•	Ross Yuan, Chief Executive Officer

•	Simon Mei, Chief Financial Officer

•	Tiezhi Zhang, President

•	Fusheng Xie, Vice President

•	Sun Meifang, Chief Accounting Officer

•	Zhang Jie, Secretary

Fees and Expenses

All fees and expenses incurred in connection with the share exchange and the party incurring such expenses whether or not the share exchange is consummated will pay the transactions contemplated thereby.  We anticipate that we will incur total transaction costs of approximately $350,000. Such costs do not include transaction costs of approximately $50,000 anticipated to be incurred by Sino-Canada. We expect these costs would ultimately be borne by us after the acquisition if the proposed acquisition is completed.

Material Federal Income Tax Consequences of the Share Exchange

The share exchange should not have any U.S. federal income tax consequences to current Hartcourt shareholders that are not Sino-Canada shareholders.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE SHARE EXCHANGE UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Anticipated Accounting Treatment

The Sino-Canada transaction will be accounted for as a reverse merger, whereby Sino-Canada will be the continuing entity for financial reporting purposes and will be deemed to be the acquirer of Hartcourt.  The acquisition is being accounted for as a reverse merger because after the acquisition the former shareholders of Sino-Canada will hold the majority of the outstanding shares of Hartcourt and will have the ability to initially appoint the majority of the members of the board of directors of Hartcourt.

In accordance with the applicable accounting guidance for accounting for the acquisition as a reverse merger, first Sino-Canada will be deemed to have undergone a recapitalization, whereby its outstanding ordinary shares were converted into up to 45,850,860 shares of Hartcourt common stock.  Immediately thereafter Sino-Canada, which is the continuing accounting entity, will have been deemed to have acquired the assets and assumed the liabilities of Hartcourt in exchange for the issuance of the Hartcourt shares.   However Sino-Canada will be deemed to have acquired Hartcourt, in accordance with the applicable accounting guidance for accounting for business combination as a reverse merger, Hartcourt’s assets and liabilities will be recorded at their historical carrying amounts, which approximate their fair value, with no goodwill or other intangible assets recorded.

Regulatory Matters

The share exchange and the transactions contemplated by the plan of reorganization and share exchange agreement are not subject to any additional federal or state regulatory requirements or approvals, including the HSR Act.

NAME CHANGE PROPOSAL

We are asking you to approve amending our articles of incorporation to change our name to Maple China Education Incorporated.

Reasons for the Name Change

Hartcourt believes a change to its name is appropriate to reflect that Sino-Canada will account for a substantial portion of the business of the combined company after the share exchange.  Maple China Education is the translation of “Fenghua,” the Chinese name of Sino-Canada.  Hartcourt and Sino-Canada believe that the Sino-Canada name represents a valuable brand and has a positive social image in the east of China, and desire to take advantage of such brand and image.

We cannot assure you that the name change will have any of the desired consequences described above.

Interaction with Reincorporation Merger

If the reincorporation merger is effected and the Name Change Proposal is approved, the name change would be accomplished pursuant to the certificate of merger filed with the Delaware Secretary of State.

If the Agreement and Reincorporation Proposal is not approved, the Name Change Proposal will not be presented at the meeting.

Required Vote

The approval of the Name Change Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the Name Change Proposal.

Conclusion of Hartcourt’s Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Name Change Proposal is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Name Change Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

REVERSE STOCK SPLIT PROPOSAL

We are asking you to approve amending our articles of incorporation to effect a 1 for 80 reverse stock split in the outstanding  shares of Hartcourt common stock.

If effected, the principal effects of the reverse stock split are expected to be:

•	the number of outstanding shares of Hartcourt common stock prior to the share exchange will be reduced from approximately 389,015,544 to approximately 4,862,694; and

•
the price of a share of common stock of Hartcourt will increase to reflect the reduction in the number of outstanding shares, with the exact amount depending on the reaction of the public market for our common stock following the reverse stock split and other factors.

Except for adjustments that may result from the treatment of fractional shares and without taking into account the share exchange, by itself the reverse stock split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of common stock outstanding immediately following the reverse stock split as such shareholder held immediately prior to the reverse split.

Reasons for the Reverse Stock Split

The reverse stock split is primarily intended to increase our per share stock price and to increase the attractiveness of our common stock to prospective investors and the financial community. The closing price for our common stock as reported on the OTC Bulletin Board during the period from January 2, 2009 to November 11, 2009 has ranged from a high of $.03 to a low of $.01. The closing price on November 11, 2009 was $0.01.
The board of directors believes that it is in the best interest of Hartcourt and its shareholders to approve the Reverse Stock Split Proposal in order to implement a reverse stock split intended to increase the Company's bid price.

The board of directors believes that the reverse stock split and anticipated increase in the per share price of our common stock should enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the Common
Stock.

Although the board of directors believes that a reverse split may be in the best interests of Hartcourt and its shareholders, if implemented, the reverse split may result in some shareholders owning "odd-lots" of less than 100 shares. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

We cannot assure you that the reverse split will have any of the desired consequences described above.

Interaction with Reincorporation Merger

If the reincorporation merger is effected and the Reverse Stock Split Proposal is approved, the reverse stock split would be accomplished pursuant to the certificate of merger filed with the Delaware Secretary of State by converting the outstanding shares of common stock of Hartcourt into a lesser number of shares of common stock of the surviving corporation.

If the Agreement and Reincorporation Proposal is not approved, the Reverse Stock Split Proposal will not be presented at the meeting.

Effecting the Reverse Stock Split

Assuming the Reverse Stock Split Proposal is approved and the reverse split is consummated, after the effective date of the reverse split, the common stock of the surviving corporation will have a new committee on uniform securities identification procedures ("CUSIP") number, which is a number used to identify a company's equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in "Effect on Registered Certificated Shares" below.

After the effective date of the reverse stock split, outstanding shares of Common Stock will remain fully paid and non-assessable.

Effect On Stock Options

The number of shares reserved for issuance under our [Option Plan] will be reduced proportionately based on the reverse stock split ratio of 1 for 80. In addition, the number of shares issuable upon the exercise of options will be decreased and the exercise price for such options will be increased based on the reverse stock split ratio and according to the requirements of the Code. In connection with the reverse split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options will be rounded up to the nearest whole share.

Effect on Beneficial Shareholders

Hartcourt intends to treat shareholders holding our common stock in "street name", through a bank, broker or other nominee, in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders holding Common Stock in "street name". However, such banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect On Registered Certificated Shares

Some of the Company's registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company's transfer agent, Signature Stock Transfer Inc. (the "Transfer Agent"), as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of our common stock ("Old Certificates") to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of Common Stock of Maple China Education Incorporated as a result of the reverse split ("New Certificates"). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

Shareholders will then receive a New Certificate or certificates representing the number of whole shares of Common Stock of Maple China Education Incorporated into which their shares of our common stock have been converted as a result of the reverse stock split ("New Common Stock"). Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of New Common Stock.

If an Old Certificate has a restrictive legend on the back of the  Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s).

All expenses of the exchange will be borne by us.

Shareholders should not destroy any stock certificate(s). You should not send your old certificates to the Transfer Agent until you have received the letter of transmittal.

Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divided by 80, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash equal to that fraction multiplied by $.88.  Except for the right to receive the cash payment in lieu of fractional shares, shareholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Certain Risk Factors Associated With the Reverse Split

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all the Company's Common Stock at the then market price) after the proposed reverse split will not be less than the total market capitalization before the proposed reverse split.

There can be no assurance that the market price per new share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the market price of our common stock on [August 19, 2009] of $[.011] per share and the 1 for 80 reverse stock split ratio, there can be no assurance that the post-split market price of our common stock would be $.88 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

If the reverse stock split is effected, the resulting per share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Company's Common Stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse split, and the liquidity of our common stock could be adversely affected following such a reverse split.

If the reverse split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the reduced number of shares that would be outstanding after the reverse split could adversely affect the liquidity of our common stock.

Accounting Consequences

All previously reported per share amounts will be restated to reflect the effect of the reverse split as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the reverse stock split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion addresses certain U.S. federal income tax consequences of the reverse stock split that are applicable to holders of shares of our common stock.

The Company believes that the reverse stock split of our common stock will constitute a tax-free transaction within the meaning of Section 368(a)(1)(E) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of the Company's Common Stock upon consummation of the reverse split, (ii) the aggregate tax basis of shares of New Common Stock will be the same as the aggregate tax basis of shares of the Company's Common Stock exchanged in the reverse split, (iii) the holding period of the New Common Stock received in the reverse split will include the period for which shares of the Company's Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the reverse split.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REVERSE STOCK SPLIT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, (I) THE FOREGOING DISCUSSION WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER FEDERAL TAX LAW; (II) THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE REINCORPORATION MERGER; AND (III) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON HIS OR HER PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Required Vote for the Reverse Stock Split

The approval of the Reverse Stock Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the Reverse Stock Split Proposal.

Conclusion of Hartcourt’s Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Reverse Stock Split Proposal is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Reverse Stock Split Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

 SHARE INCREASE PROPOSAL

We are asking you to approve amending our articles of incorporation to increase the number of authorized shares of common stock from 5,312,487.5, assuming the effectiveness of the proposed reverse stock split, to 100,000,000.

Reasons for the Share Increase

We do not have sufficient authorized but unissued shares of our common stock to issue to the Sino-Canada shareholders in the share exchange.  Following the share exchange, we will have approximately 49,286,446 remaining authorized but unissued shares of our common stock available for future issuances.

Interaction with Reincorporation Merger

If the reincorporation merger is effected and the Share Increase Proposal is approved, the share increase would be accomplished pursuant to the certificate of merger filed with the Delaware Secretary of State.

If the Agreement and Reincorporation Proposal is not approved, the Share Increase Proposal will not be presented at the meeting.

Required Vote

The approval of the Share Increase Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the Share Increase Proposal.

Conclusion of Hartcourt’s Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Share Increase Proposal is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Share Increase Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

 BOARD SIZE PROPOSAL

We are asking you to approve amending our articles of incorporation to allow the board of directors to fix the number of directors so long as there are at least 3 and not more than 9 directors.

Reasons for Addressing the Size of our Board of Directors

The plan of reorganization and share exchange agreement contemplates that the board of directors of the surviving corporation following the share exchange will consist of seven members. The proposed range will allow for greater flexibility in the future to increase or decrease the size of our board as deemed appropriate in the discretion of our board of directors.

Interaction with Reincorporation Merger

If the reincorporation merger is effected and the Board Size Proposal is approved, the amendment of our articles of incorporation would be accomplished pursuant to the certificate of merger filed with the Delaware Secretary of State.

If the Agreement and Reincorporation Proposal is not approved, the Board Size Proposal will not be presented at the meeting.

Required Vote

The approval of the Board Size Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the Board Size Proposal.

Conclusion of Hartcourt’s Board of Directors

After careful consideration of all relevant factors, our board of directors determined that the Board Size Proposal is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Board Size Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

ADJOURNMENT PROPOSAL

This proposal allows Hartcourt’s board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

Reasons for Adjournment Proposal

If this proposal is not approved by Hartcourt’s stockholders, its board of directors may not be able to adjourn the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the Acquisition Proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of the holders of Hartcourt’s common stock, present in person or represented by proxy at the special meeting and entitled to vote thereon.  Abstentions will have the effect of a vote against this proposal, but broker non-votes will have no effect on the approval of the proposal.

Conclusion of Hartcourt’s Board of Directors

After careful consideration of all relevant factors, Hartcourt’s board of directors determined that the Adjournment Proposal of the special meeting for the purpose of soliciting additional proxies is in the best interests of Hartcourt and its stockholders. The board of directors has approved and declared the Adjournment Proposal advisable and recommends that you vote or give instructions to vote “FOR” the proposal.

INFORMATION ABOUT SINO-CANADA

Business

Sino-Canada Investment Group, Inc., or Sino-Canada, was formed in December 2006, in accordance with the Company Law of the People’s Republic of China.  Sino-Canada is primarily engaged in the investment and management business in the sector of private education in China.  Sino-Canada operates through its wholly owned subsidiaries Sino-Canada High School, Canadian Learning Systems Corporation, Wujiang Huayu Property Management Company. In order to focus on the core business of high school education, Sino-Canada determined in the third quarter of 2009 to spin off its subsidiaries Sino-Canada Middle School and Wujiang Fenghua Training Center.  The divestiture of Sino-Canada Middle School was completed on August 30, 2009.  Sino-Canada will divest its subsidiary, the Wujiang Fenghua Training Center, prior to the closing of the share exchange with Hartcourt. Neither Sino-Canada nor any of its subsidiaries have been subject to any bankruptcy, receivership or similar proceeding since inception.

Sino-Canada provides education management services primarily through its subsidiary Canadian Learning Systems Corporation, or CLSC.  CLSC was incorporated in November 2003 in the British Virgin Islands.  As of the date of this proxy statement, CLSC has entered into an exclusive management service agreement with each of the following educational entities:

•	Sino-Canada High School,
•	Sino-Canada Middle School, and
•	Wujiang Fenghua Training Center.

Under these agreements, CLSC charges an exclusive management service fee to Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center.  As of the date of this proxy statement, CLSC’s business is highly dependent on the businesses of Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center.

Sino-Canada High School, or SCHS, is a fully certified Canadian Offshore High School located in Wujiang, Suzhou, Jiangsu province in China.  SCHS was established as a private educational institution under the laws of China in July 2003.  SCHS is certified to provide dual diploma education acknowledged by the ministry of education in both China and Canada.  As of September 30, 2009, SCHS had an enrollment of approximately 800 students and a teaching staff of approximately 150.  The student body is primarily from the Yangtze River Delta Region of China, with students also enrolled from a number of foreign countries, including Canada, United States of America, Korea, Turkey, Japan and Russia.

CLSC and SCHS entered into a management service agreement dated January 1, 2008 (the “SCHS Agreement”). Under this agreement, CLSC provides exclusive education management services to SCHS, including, among other things (a) coordinating with the assigned supervisor from the Ministry of Education in British Columbia, Canada; (b) interviewing foreign teachers for SCHS; (c) applying for an annual renewal from the Ministry of Education of Canada to offer a Canadian high school education in China; and (d) applying to the Ministry of Education in British Columbia, Canada in order to award a diploma to SCHS’s graduating students. The SCHS Agreement is typically renewed at the beginning of each calendar year.

Sino-Canada Middle School, or SCMS, offers a general junior high school diploma education.  SCMS was established under the laws of China in February 2009.  SCMS provides junior secondary school education and awards its graduates with junior secondary school diplomas recognized by the Chinese Ministry of Education. Its students are primarily enrolled from the Yangtze River Delta Region of China.  CLSC and SCMS entered into a management service agreement dated August 1, 2009. Under this agreement, CLSC provides exclusive education management services to SCMS, including, (a) interviewing teachers for SCMS; (b) providing expense management service in areas such as operating expenses, communications, business travel and staff compensation; and (c) providing other education management services.  As compensation for the education management services provided by CLSC, SCMS agrees to transfer all of its profit earned to CLSC.  SCMS also reimburses CLSC for any of its expenses that are paid on behalf of SCMS.  The management service agreement with SCMS is a long-term contract; provided however, that the compensation section of the agreement is subject to annual renewal by the two parties.

The Wujiang Fenghua Training Center, or the Training Center, offers non-diploma education.  The Training Center, established under the laws of China in February 2008, provides various kinds of vocational training courses and other non-diploma training courses to its customers.  CLSC and the Training Center entered into a management service agreement dated August 1, 2009.  Under this agreement, CLSC provides exclusive education management services to the Training Center, including, (a) interviewing teachers for the Training Center; (b) providing expense management service in areas such as operating expenses, communications, business travel and staff compensation; and (c) providing other services related to the Training Center. As compensation for the education management services provided by CLSC, the Training Center agrees to transfer all of its profit earned to CLSC.  The Training Center also reimburses CLSC for any of its expenses that are paid on behalf of the Training Center.  The management service agreement with the Training Center is a long-term contract; provided however, that the compensation section of the agreement is subject to annual renewal by the two parties.

Neither SCMS nor the Training Center owns assets related to Sino-Canada’s business, and neither are parties to the plan of reorganization and share exchange agreement described in proposal 1 of this proxy statement.

Wujiang Huayu Property Management Company, or PM, provides property management and related consulting services, to SCHS and other companies and social entities besides Sino-Canada and its wholly owned subsidiaries. As of the date of this proxy statement, PM owns the gymnasium that is used by SCHS without charge.  PM also intends to purchase the student dormitories on SCHS’ campus, which are leased as of the date hereof.  PM charges certain service fee to SCHS for the property management and maintenance service and related consulting services it provides to SCHS. Meanwhile, PM generates certain revenue by providing property management services to entities that are not affiliated with Sino-Canada and its subsidiaries.

On August 20, 2009, Sino-Canada, SCHS, SCMS and CLSC entered into a plan of reorganization and share exchange agreement with The Hartcourt Companies, Inc. and its subsidiaries, and the shareholders of Sino-Canada, which is the subject of this proxy statement.  See “The Plan of Reorganization and Share Exchange Agreement.”

Competition

Sino-Canada’s competitors primarily consist of public schools and other dual diploma/curriculum high school education providers in China.  With the government supports and greater financial resources, public schools dominate the local high school education market. Sino-Canada has positioned itself as a dual diploma provider to attract local students who have plans to pursue university education overseas.

Other dual diploma / curriculum high school education providers typically utilize one of three alternative business models for Sino-foreign cooperative high school education: 1) a Chinese high school education, combined with additional foreign curriculum instruction (targeted only to Chinese students), 2) an exclusively foreign curriculum resulting in a foreign diploma upon graduation (targeted to international students), and 3) a combined Chinese and foreign curriculum, with the opportunity to take the Chinese college entrance exam, as well as to study abroad after graduation (this model is targeted to both Chinese and international students).

In the Yangtze River Delta Region, SCHS has built its brand awareness by adopting the third business model described above. As part of its competitive strategy, SCHS places no restriction on enrollment of students from foreign countries and charges reasonable enrollment fees.  SCHS students are not required to take an English language test (i.e. TOEFL, IELTS, or other foreign university preparatory course) while applying to attend foreign universities. Also, the tuition fee for SCHS is about 50% less than the comparable foreign schools.  In the past several years, 100% of SCHS graduates have been admitted by European and North America universities, with some entering top foreign universities. [Data backing previous two statements to be confirmed.]

Sino-foreign cooperative high school education in China is currently at an early stage of development. Due to various barriers to entry, most competitors have begun with trial-classes offered by a domestic high school through cooperation with foreign schools, and are currently very small in terms of scale.  As of the date of this proxy statement, there are only a few large, independent Sino-foreign cooperative education providers for grades 10 through 12 in China, and thus the competition for SCHS is limited in most area of China.  Currently, Maple Leaf Education is the largest independent private education provider in China that is also authorized to provide Canadian high school curriculums certified by British Columbia’s Ministry of Education. Headquartered in Dalian, Liaoning province, Maple Leaf Education is currently doing its business in North China, and has a greater number of schools under operation and a larger student enrollment than Sino-Canada. Maple Leaf Education’s potential entry into Yangtze River Delta region could have direct negative impacts on Sino-Canada’s business.

Description of Market

Given the demographic trends and fast economic growth in China, the potential of private high school education, especially foreign standard high school education, is tremendous.  In the past few years, certified offshore foreign standard high schools have become more attractive choices for local students. Although such high schools comprise only a very small percentage of the entire Chinese education market, the target market is expanding very quickly and the market size is expected to grow continuously over the next several years.

According to the Ministry of Education in China, approximately six million students attended private high schools in 2006, which was more than double the number in 2002. [To be confirmed / updated.]  The statistics showed strong growth in the last several years in private high school enrollment, and Sino-foreign cooperative high schools are considered as private high schools for statistical purposes.  The market for Sino-foreign cooperative high school education is still at an early development stage, so there are no public statistics available for this market segment.

In recent years, more Chinese families have been willing to send their children to study abroad, and there is a trend toward foreign education after grade 12. This reflects rapid economic growth in China and high demand for graduates with international backgrounds.  Also, Chinese cultural traditions favor investment in education. Sino-foreign cooperative high schools benefit from these trends, and according to the Ministry of Education of the China, exposure to western education in China helps their graduates better adapt to western culture when they pursue foreign studies.

            Sino-Canada expects that after the transaction with Hartcourt is completed, the combined company can expand its market share by copying SCHS’ business model in other major cities in China, mainly in east China and south China where rapid economic growth should lead to increased demand for international education.  The combined company may also look for opportunities to acquire or set up new schools in targeted cities. In the interim, SCHS will extend its education services to the vocational and training segments through use of its current teaching and faculty resources.

Marketing

Over the past several years, SCHS has increased its spending on marketing and advertising through major newspapers and television to attract and enroll more students, and Sino-Canada’s management expects this trend to continue over the next few years.

In addition, SCHS has entered into an agreement with a Korean student recruitment agency, whereby the agency collects a commission deducted from the first-year tuition fee that SCHS charges its students.

Seasonality

SCHS offers a two-semester curriculum to enrolled students annually. Most students begin their study in September each year, while only a few students commence studies in the spring semester. SCHS charges once for the whole academic year, including tuition and miscellaneous fees. Therefore, SCHS collects most or its cash flows in August and September each year, while recognizing revenues collected in August and September evenly throughout for the year. Only a small portion of tuition fees are collected at the beginning of the spring semester, and the same revenue recognition method is applied for those fees.

Approvals and Regulations

To its knowledge, SCHS has obtained all required licenses and approvals from the Chinese government necessary to provide high school education in China. SCHS has also obtained Canadian high school curriculum authorization from the British Columbia Ministry of Education.

There are no existing domestic or international governmental regulations on the business and services of Sino-Canada and CLSC.

Intellectual Property

Neither Sino-Canada nor CLSC has any registered intellectual property.  Sino-Canada and CLSC have not conducted research and development activities in the last two fiscal years.

Employees

As of September 30, 2009:

•	Sino-Canada had 17 employees, of which all were full-time;
•	PM had 26 employees, of which all were full-time; and
•	SCHS had 141 employees, of which all were full-time.

As of September 30, 2009, all of the employees of Sino-Canada and its subsidiaries are based in Shanghai, China.

Properties

Sino-Canada leases a facility for its principal office, located at Room 2101, Silver Tower, No. 933, West Zhongshan Road, Shanghai, China 200051, with the term of the lease expiring in July 2012.

As of September 30, 2009, SCHS held a land use right covering approximately 25,200 square meters, which serves as a campus for the school.  SCHS also held a housing property right covering approximately 21,215 square meters, used principally for teaching.

Legal Proceedings

Sino-Canada and its subsidiaries are not a party to any pending litigation nor is it aware of any threatened or potential legal proceeding.

SINO-CANADA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operations should be read in conjunction with our audited financial statements and related notes appearing elsewhere in this proxy statement. This discussion may contain forward-looking statements based on current expectations involving risks and uncertainties.  Sino-Canada’s actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or in other parts of this proxy statement.

Overview

Sino-Canada Investment Group, Inc., or Sino-Canada, is primarily engaged in the investment and management business in the sector of private education in China.  Sino-Canada currently operates in the following areas of private education: high school, middle school, vocational training and other types of non-diploma training.

Sino-Canada was formed in December 2006, in accordance with the Company Law of the People’s Republic of China.  Sino-Canada provides education management services primarily through its subsidiary Canadian Learning Systems Corporation, or CLSC. As of September 30, 2009, CLSC had entered into exclusive management service agreements with Sino-Canada High School, Sino-Canada Middle School, and Wujiang Fenghua Training Center.  Pursuant to each of these agreements, CLSC charges fees for its exclusive management services.  As of the date of this proxy statement, CLSC’s business is highly dependent on the businesses of Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center.  Currently, Sino-Canada High School is the core business of Sino-Canada and contributes most of its revenue.

Established in July of 2003, Sino-Canada High School (SCHS) is a private school approved by both the Chinese and Canadian governments and authorized to provide a certified Canadian high school curriculum and to award its graduates dual diplomas recognized by the Ministry of Education in both China and Canada. The SCHS campus covers a total area of approximately 50 acres and a building area of approximately 21,215 square meters. The school has approximately 800 students and 150 teaching staff at present.

The growth of Sino-Canada’s business depends upon a number of factors, including its ability to       acquire or provide management services to additional educational facilities, its ability to attract more customers and a stable regulatory environment. Particularly, Sino-Canada plans to grow rapidly by setting up new schools or acquiring existing private high schools and utilizing the existing successful business model.

On August 20, 2009, Sino-Canada, SCHS, SCMS and CLSC entered into a plan of reorganization and share exchange agreement with The Hartcourt Companies, Inc. and its subsidiaries, and the shareholders of Sino-Canada, which is the subject of this proxy statement.  See “The Plan of Reorganization and Share Exchange Agreement.”

Results of Operations

The following table summarizes the results of our operations for the six months ended June 30, 2009, the fiscal year ended December 31, 2008 (fiscal 2008) and the fiscal year ended December 31, 2007 (fiscal 2007):

Comparison of Six Months Ended June 30, 2009 and 2008

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF INCOME
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2009 & 2008
(UNAUDITED)

	2009	2008
Revenue
Education	$2,599,872	$1,785,336
Service	102,784	243
Net revenue	2,702,656	1,785,579

Operating expenses
General and administrative expenses	1,743,482	1,494,049

Income from operations	959,174	291,530

Other income (expense):
Interest income (expense)	-	(22,265)
Other income (expense), net	41,424	73,822
Total other income (expense)	41,424	51,557

Net income	1,000,597	343,088

Other comprehensive item:
Foreign currency translation gain (loss)	22,388	561,963

Net comprehensive income (loss)	$1,022,985	$905,051

The accompanying notes form an integral part of these financial statements.

The net revenue amount for the six month period ended June 30, 2009 was $2,702,656, representing a 51% increase from $1,785,579 for the six month period ended June 30, 2008.  Primarily to an increase in the number of enrolled students from 700 to 800, and an increase in the annual tuition fee to RMB 62,000 from RMB 48,000, the net revenue increased significantly in the first half of 2009 over the comparable period in the prior year.

In the future, Sino-Canada expects that it may experience rapid organic growth.  Another driving force of revenue is expected from the acquisition of medium-sized high schools.  However, Sino-Canada cannot provide assurance that it will close any such acquisitions on favorable terms, if at all.  If Sino-Canada is unable to close acquisitions on favorable terms in the short term, revenue will be less than expected.

The operating expenses for the six-month period ended June 30, 2009 was $1,743,482, up from $1,494,049 for the six months ended June 30, 2008.  Sino-Canada spent more on advertising and promotion after the increase of annual tuition fee to attract more potential students and continue to build up its brand name, and as a result, the operating expenses increased accordingly.

As a result of the foregoing, the net income of six months period ended June 30, 2009 was $1,000,597, compared to $343,088 for the six months ended June 30, 2008, indicating the healthy growth of private education business.

Due to inflated RMB against USD, the foreign exchange translation gain was $22,388 for six-month period ended June 30, 2009, down from $561,963 for the six months ended June 30, 2008. Thus, foreign currency gains enhanced the level of net comprehensive income in both periods, though the impace was less significant in the six months ended June 30, 2009.

Comparison of Fiscal Years Ended December 31, 2008 and 2007

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 & 2007

	2008	2007
Revenue
Education	$3,891,377	$2,646,468
Service	1,291	17,212
Net revenue	3,892,668	2,663,680

Operating expenses
General and administrative expenses	2,927,395	1,663,730

Income from operations	965,273	999,950
Other income (expense):
Interest income	14,373	579
Interest expense	-	(21,800)
Other income (expense), net	372,227	161,101
Total other income (expense)	386,600	139,880

Net income	1,351,873	1,139,830

Other comprehensive item:
Foreign currency translation gain	590,871	186,479

Net comprehensive income (loss)	$1,942,744	$1,326,309

The accompanying notes form an integral part of these financial statements.

Net revenues for fiscal 2008 were $3,892,668, representing an increase of $1,228,988, or 46%, from $2,663,680 for fiscal 2007. The increase in net revenues from 2007 to present was driven primarily by the increase of the number of enrolled students from 380 to 700 with the annual tuition fee of RMB 48,000 holding steady over the periods.

In order to serve more enrolled students, operating expenses have increased accordingly. The operating expenses for fiscal 2008 was $2.93 million, increased from $1.66 million for fiscal 2007. The increase in operating expenses was driven primarily by the increase of school faculty both from overseas and domestic, the more expenditure on advertising and promotion, providing students additional services, such as weekly shuttle buses, convenient living services, etc.

Due to inflated RMB against USD, the foreign exchange translation gain was $590,871 for fiscal 2008 and $186,479 for fiscal 2007, respectively.  Net income for fiscal 2008 was $1,942,744, compared to net income of $1,326,309 in fiscal 2007, reflecting the rapid growth of Sino Canada’s businesses.

Liquidity and Capital Resources

As of June 30, 2009, cash and cash equivalents amounted to $1,188,333. As of December 31, 2008, cash and cash equivalents amounted to $374,734, compared to the amount of $1,709,353 as of December 31, 2007.

As of June 30, 2009, December 31, 2008 and December 31, 2007, current assets on book amounted to  $8,521,238, $6,974,592 and $3,942,152, while current liabilities amounted to $14,950,223, $15,894,655 and $9,745,781, respectively.
Our principal sources of liquidity to fund ongoing operations have been existing cash and cash equivalents on hand and cash generated from operations. Based upon our current level of operations and business conditions, we believe these sources will be sufficient to fund our expected capital expenditures and to meet our working capital requirements along with other cash needs over the next twelve months.

We would need to add to our capital resources in fiscal 2009 for further expansion of our businesses.

Consolidated Cash Flows

The following table summarizes our statements of cash flows for the dates indicated:

Comparison for the six months ended June 30, 2009 and June 30, 2008

	June 30,	June 30,
	2009	2008
Net cash provided by (used in):
Operating activities	543,959	(1,647,881)
Investing activities	4,234,868	(3,104,193)
Financing activities	(3,966,714)	3,741,315
Net increase (decrease) in cash and cash equivalents	$812,112	$(1,010,759)

Comparison for the fiscal year ended December 31, 2008 and December 31, 2007

	December 31	December 31
	2008	2007
Net cash provided by (used in):
Operating activities	1,625,773	2,830,591
Investing activities	(8,090,887)	(1,769,251)
Financing activities	5,056,786	(293,860)
Net increase (decrease) in cash and cash equivalents	$(1,408,328)	$767,481

Cash from operating activities for the six-month period ended June 30, 2009 was $543,959, as compared to the amount of $(1,647,881) for the six-month period ended June 30, 2008.  Cash used in operating activities for fiscal 2008 was $1,625,773, compared to cash provided by operations of $2,830,591 in fiscal 2007.

Cash used in investing activities for the six-month period ended June 30, 2009 was $4,234,868, as compared to the amount of $(3,104,193) for the six months ended June 30, 2008.  Cash used in investing activities was $(8,090,887) in fiscal 2008, as compared to $(1,769,251) used in investing activities in fiscal 2007.

Cash provided by financing activities during 6 month period ended at June 30, 2009 was $(3,966,714), and was $3,741,375 for six-month period ended at June 30, 2008. Cash provided by financing activities during fiscal 2008 was $5,056,786, as compared to cash used in financing activities of $(293,860) during fiscal 2007.

As of June 30, 2009, December 31, 2008 and 2007, cash and cash equivalent amounted to $1,188,333, $374,734 and $1,709,353, respectively.

Planned capital expenditures

We do not project any material planned capital expenditures for fiscal 2009. After the reverse take over transaction is completed,  Sino-Canada currently expects that it will seek external financings to expand geographically in private high school education within China by acquiring other private schools and integrating with the Sino-Canada High School.

Off-Balance sheet arrangements

We have no off-balance sheet arrangements and have no transactions involving unconsolidated, limited purpose entities.

Seasonal Influences

Sino-Canada’s subsidiary, Sino Canada High School (SCHS), offers a two-semester curriculum to enrolled students annually. SCHS charges once for the whole academic year, including tuition and miscellaneous fees.  As a result, SCHS collects most or its cash flows in August and September each year, while recognizing revenues collected in August and September evenly throughout for the year. Only a small portion of tuition fees are collected at the beginning of the spring semester, and the same revenue recognition method is applied for those fees.

Critical Accounting Policies and Estimates

The preparation of the financial information contained in this proxy statement requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of our financial statements, and the reported amount of revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions. In preparing our financial statements and accounting for the underlying transactions and balances, we apply our accounting policies as disclosed in our notes to the consolidated financial statements. The accounting policies discussed below are those that we consider to be critical to an understanding of our financial statements because their application places the most significant demands on our ability to judge the effect of inherently uncertain matters on our financial results.

For all of these policies, we caution that future events rarely develop exactly as forecast, and the best estimates routinely require adjustment.

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements are as follows:

Principles of Consolidation

Per Statement of Financial Accounting Standard (SFAS) #141, all business combinations is accounted for by the purchase method. Acquisitions were recorded as purchases in accordance with Accounting Principles Board Opinion No. 16 (APB #16), “Business Combinations”, as modified, and the purchase prices were allocated to the assets acquired, and liabilities assumed based upon their estimated fair value at the purchase date. The excess purchase price over the net asset value has been recorded as goodwill and is included in intangibles in the accompanying balance sheet. The operating results of the acquired entities are included in the Company’s consolidated financial statements from the dates of acquisition.

The consolidated financial statements for year ended December 31, 2008 include the accounts of the Company and its wholly owned subsidiary SCHS, PM, and TC, that for the year ended December 31, 2007 include the accounts of the Company and its wholly owned subsidiary SCHS and PM. All significant inter-company accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The Company’s functional currency is the Chinese Renminbi (RMB) and Canadian dollar (CAD); however the accompanying financial statements have been translated and presented in United States Dollars ($). In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

Use of Estimates

In preparing of the consolidated financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 5 to 45 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations.

Revenue Recognition

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin N0. 104 “Revenue Recognition in Financial Statements” (“SAB 104”). SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. Revenue is recognized upon  (i) the services are performed, (ii) collectability is probable and (iii) such revenues are contractually nonrefundable.

The Company derives its revenue mainly from tuition fees and application fees. Tuition fees is collected in advance on or before new semesters started. Tuition fee is recognized as revenue proportionately as the instructions are delivered. Tuition fees paid in advance are recorded as unearned revenue in balance sheet. Company receives application fees from students to appear for the aptitude test before the admission is granted. This application fees is a one time, non-refundable fees. Therefore, application fees is collected and recognized as revenue upon receipt of the fees.

Foreign Currency Translation

As of December 31, 2008, the accounts of the Company were maintained, and their financial statements were expressed in their local currencies. Such consolidated financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation," with the Chinese Renminbi (RMB) as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the period or year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income”.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders' equity and amounted to $902,422 and $311,466 as of December 31, 2008 and 2007, respectively.

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, which is an amendment of Accounting Research Bulletin (“ARB”) No. 51.  This statement clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements.  This statement changes the way the consolidated income statement is presented, thus requiring consolidated net income to be reported at amounts that include the amounts attributable to both parent and the noncontrolling interest.  This statement is effective for the fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Based on current conditions, the Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations.”  This statement replaces FASB Statement No. 141, “Business Combinations.” This statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This statement defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. This statement requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions specified in the statement. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect the adoption of SFAS 160 to have a significant impact on its results of operations or financial position.

In March, 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows.

FASB Statement No. 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk–related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on its results of operations or financial position.

In May 0f 2008, FSAB issued SFASB No.162, The Hierarchy of Generally Accepted Accounting Principles.  The pronouncement mandates the GAAP hierarchy reside in the accounting literature as opposed to the audit literature.  This has the practical impact of elevating FASB Statements of Financial Accounting Concepts in the GAAP hierarchy.  This pronouncement will become effective 60 days following SEC approval.  The company does not believe this pronouncement will impact its financial statements.

In May of 2008, FASB issued SFASB No. 163, Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.  The scope of the statement is limited to financial guarantee insurance (and reinsurance) contracts.  The pronouncement is effective for fiscal years beginning after December 31, 2008.  The company does not believe this pronouncement will impact its financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2010 and will be applied prospectively. The Company will adopt the requirements of this pronouncement for the quarter ended June 30, 2010. The Company does not anticipate the adoption of SFAS 165 will have an impact on its consolidated results of operations or consolidated financial position.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after June 15, 2010.

 Quantitative and Qualitative Disclosures about Market Risk

We are exposed to financial market risks, primarily fluctuating foreign currency exchange rates and changes in interest rates. We do not utilize derivative financial instruments, such as foreign currency hedges, to mitigate these risks.  We do not use derivative financial instruments for speculative or trading purposes. The potential changes noted below are based on sensitivity analyses performed on our financial position as of June 30, 2009.  Actual results may differ materially.

Foreign Exchange Rate Risk

Since we translate foreign currencies (primarily Chinese Yuans and Hong Kong Dollars) into US dollars for financial reporting purposes, currency fluctuations can have an impact on our financial results. The foreign currency translation gain was $591 thousand and $186 thousand in 2008 and 2007 respectively, which accounted for about 4% and 2% of total equity, because of the inflated RMB against USD. Historically, the impact of the change of foreign exchange rate was material in 2008 and 2007.

We strongly believe that the Chinese local currency RMB is expected to inflate against USD in the foreseeable future, which will have positive impact on our businesses. Although we can’t guarantee that the impact of foreign exchange rate change will always be favorable in short term period, we estimate that, in 2009, the impact of the change of foreign exchange rate will be favorable but not material.  We have not, and do not expect to, engage in any foreign exchange hedging activities in fiscal 2009.

Risk of Interest Rate Change

As of June 30, 2009, we do not have any short-term investments or securities, excluding those classified as cash and cash equivalents.

We have both short-term and long-term bank loans as on June 30, 2009. The short-term loan, amounting $6,574,334, bears an interest rate of 7% per annum, is payable within a year, while the long-term loan, amounting $1,460,963, carries an interest rate of 7% per annum and is payable after 2 years. The short-term loan will be paid within the year and the new interest rate will be applied when we renew the existing loan agreement. Therefore, the short-term is not subject to interest rate risk. Since the long-term loan will be paid within 2 years and the interest rate is fixed until the loan is due, we may have exposure to interest rate risk, if the interest rate falls at the second year. If interest rate falls 1% at the second year, we will pay additional $80 thousand compared to market interest rate.

INFORMATION ABOUT HARTCOURT

Overview

 The Hartcourt Companies, Inc. was incorporated in Utah in 1983. Hartcourt currently focuses on the vocational training and education market in the People’s Republic of China. Hartcourt is incorporated in Utah and conducts business solely in China through wholly and majority owned subsidiaries and indirectly majority owned subsidiaries in order to comply with China's foreign ownership restrictions.

Hartcourt wholly-owns three companies incorporated under the laws of the British Virgin Islands, including Hartcourt Capital Inc., and AI-Asia Inc., and a third inactive entity.

Hartcourt Capital Inc. owns 100% of Shanghai Jiumeng Information Technology Co., Ltd. (“Jiumeng Shanghai”), located in Shanghai, China.  Jiumeng Shanghai owns 60% of the equity interest of Beijing Yanyuan Rapido Education Company.  Founded by the Science Park of Peking University, Beijing Yanyuan is a well-established training institution. Beijing Yanyuan offers a program to help students rapidly improve their school grades. The program was invented by Mr Zhenyu Hu, president of Beijing Yanyuan. Beijing Yanyuan is the sole general agent appointed by the Science Park of Peking University to promote and market this training program.

AI-Asia, Inc. owns 100% of Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd (former name is AI-Asia (Shanghai) Information Technology, Inc), a company primarily engaged in the vocational training and eduction business in China, and is located in Shanghai, China.  AI-Asia, Inc. also owns 60% of the equity interest of China Arts and Science Academy. China Arts and Science Academy is an online education provider in China focusing on vocational education. The courses offered by China Arts and Science Academy through its websites are designed to help professionals and other course participants obtain and maintain the skills and certifications necessary to pursue careers in various industries.

China’s Education Markets

China’s education market is large and growing rapidly because of favorable demographic, consumer spending trends and the increased importance placed on higher and professional education in China.

According to the Ministry of Education (MOE), 29 million students will reach college age in the next 5 years, a 40% increase. While MOE-controlled universities and colleges still maintain dominant market share, the field is now open for private and foreign investment capital. In addition, MOE has put priority on privatizing all vocational schools and educational institutions that offer degrees lower than Bachelor. However, the market is very competitive and diverse.

Business Development

In August 2006, after reviewing its business condition, competitive position, and opportunities in China, Hartcourt decided to change its business by focusing on the education market in China to take advantage of the substantial market demand for education services. Following such determination, Hartrcourt acquired three businesses.  However, currently only two of the acquired companies, Beijing Yanyuan Rapido Education Company and China E & I Development Co. Ltd., continue to have viable businesses.

On July 23, 2008, Hartcourt completed the acquisition of 60 percent of the outstanding equity interests of Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”) in exchange for 69 million shares of Hartcourt restricted common stock, pursuant to the terms of a definitive agreement entered into between the two parties.

On October 31, 2008, Hartcourt completed the acquisition of 60 percent of the outstanding equity interests of China E & I Development Co. Ltd., which does business as the China Arts and Science Academy (“China Arts and Science Academy”), in exchange for 40 million shares of Hartcourt restricted common stock, pursuant to the terms of a definitive agreement entered into between the two parties.

Competitive Strengths

Beijing Yanyuan enjoys the competitive strengths from being the agent appointed by the Science Park of Peking University, which is one of the most well known universities in the national wide in China. Beijing Yanyuan has also built up a sound team in teaching and management. In addition, the president of Beijing Yanyuan Mr. Zhengyu Hu’s personal image and reputation brings certain benefits and values to the company.

China Arts and Science Academy’s competitiveness strengths mainly come from offering a wide scope of training programs to its customers and satisfying all types of needs from its customers in training and education.

Products and Services

Hartcourt presently focuses on the vocational tranining and non-diploma education market in China. Its subsidiary Beijing Yanyuan offers a program to help students rapidly improve their school grades as the general agent appointed by the Science Park of Peking University.

China Arts and Science Academy, the other viable business of Hartcourt, is a provider of online education in China focusing on vocational education. The courses offered by China Arts and Science Academy through its websites are designed to help professionals and other course participants obtain and maintain the skills and certifications necessary to pursue careers in China in the areas of accounting, law, business administration, marketing, HR, international trade, business English, computer application, information technology and other industries. Course participants are able to access the courses through the Internet at times and places most convenient for them, and to easily interact with a broad online community of course participants, professionals, lecturers and tutors.

Customers

Hartcourt is mainly targeting at customers who are seeking for getting vocational education or technical trainings in the Chinese market. Beijing Yanyuan is primarily focusing on college students who are desirous to improve their grades and other capabilities which could be helpful for their job seeking after graduation. China Arts and Science Academy is targeting at a wider basis of customers by providing online education to help its customers to obtain and maintain the skills and certifications necessary to pursue careers in China in the areas of accounting, law, business administration, marketing, HR, international trade, business English, computer application, etc.

Sales and Marketing

The sales and marketing of Hartcourt current business is highly dependent on advertisements through newspapers and television to attract more customers.

Seasonality

The peak season of Beijing Yanyuan’s business is in the spring time from April to June as the graduation exams are usually scheduled in June and July and more students choose to attend the exam preparation courses and trainings before the exams. The high season China Arts and Science Academy’s business is usually in the summer and winter when students are in school holidays and have more spare time for additional professional and technical trainings, however, the seasonality of China Arts and Science Academy’s business is in general not very obvious.

Competition

Hartcourt faces competition from non-profit private entities and from the public school system and public colleges, including those that offer distance-learning programs.  Most of Hartcourt competitors in both the private and public sector have comparatively greater financial and other resources. Many public and private colleges and universities, as well as other private career-oriented schools in the market, offer programs similarly, which intensifies the competition.

Intellectual Property

Due to the acquisition of Beijing Yanyuan and China Arts and Science Academy, Hartcourt has intellectual property in connection to the course softwares and course materials.

Employees

As of May 31, 2009, Hartcourt had approximately 40 employees, all of which were located in China. Hartcourt believes its future success and growth will depend on its ability to attract and retain qualified employees in all areas of its business. Hartcourt does not currently have any collective bargaining agreements with its employees, and believes its employee relations are generally good. Although Hartcourt has employment-related agreements with a number of key employees, these agreements do not guarantee continued service. Hartcourt believes it offers reasonable compensation and a good working environment. However, Hartcourt faces intense competition for qualified employees, and it expects to face continuing challenges in recruiting and retention.

Facilities

Hartcourt leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through January 27, 2010. The non-cancelable operating lease agreements provide that Hartcourt pays certain operating expenses applicable to the leased premises according to the Chinese Law. Rental expense for the fiscal year ended May 31, 2009 and 2008 were $90,455 and $87,391, respectively.

Hartcourt leases training centers and administrative facilities in the markets that it serves. Hartcourt’s management believes that its facilities are well-maintained, adequate for its current needs, and that it will be able to locate additional facilities as needed.

Legal Proceedings

Hartcourt Hi-Tech Investment (Shanghai) Inc. filed a compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd for returning RMB 1,000,000 which it owed the Company. On December 19, 2006, Beijing Shi Jing Shan District Court entered the judgment in this case. The court found that Hartcourt Hi-Tech Investment (Shanghai) Inc. has no rights to file the compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd. unless designated by Hartcourt Capital, Inc., which signed and was bound by the acquisition agreement. The court issued an order overruling the complaint from Hartcourt Hi-Tech Investment (Shanghai)., Inc. as the plaintiff. The plaintiff can appeal to Beijing No. 1 Intermediate People’s Court if objecting to the rule. The Company has prepared additional lawsuit material and lodged the petition to appeal to Beijing No. 1 Intermediate People’s Court.

On August 10, 2007, Hartcourt Capital Inc filed a lawsuit in the Beijing No. 1 Intermediate People’s Court against Beijing Yi Zhi He Lian Information Technology Co., Ltd to return the RMB 1,000,000 which it owes the Company. The lawsuit is in the initial stage and the outcome cannot be estimated as of September 30, 2009.

COMPARATIVE PER SHARE DATA

	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May, 31, 2007
	amount
Statement of Income Data
Net revenue	$2,432	$--	$--
Operating expenses	1,365	(1,996)	(1,347)
Income (loss) from continuing operations	699	(1,996)	(1,347)
Net income (loss)	15	(1,973)	(3,786)
Basic and diluted earnings (losses) per weighted average share	0.00	(0.01)	(0.02)

Balance Sheet Data
Cash and cash equivalents	102	5	21
Total assets	5,775	47	1,416
Working capital	68	(1,635)	(1,157
Shareholders equity	3,897	(1,612)	196

Common Stock Data
Shares of Common Stock (Year-End)	386,967	205,762	205,082
Shares of Common Stock (Average)	304,501	205,488	197,513
Dividends Paid per Share	--	--	--
Book Value Per Share (Year End)	0.00	(0.01)	(0.02

HARTCOURT’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with Hartcourt’s Financial Statements and footnotes thereto contained in this proxy statement.

Forward-looking Trends

All forward-looking statements in this document are based on the financial information of the Company as of May 31, 2009 and we assume no obligation to update any such forward-looking statements. The following discussion should be read in conjunction with our audited condensed consolidated financial statements as of May 31, 2009, May 31, 2008 and the accompanying notes.

Overview

Hartcourt focuses on the vocational/training and education market in the People’s Republic of China. Our operations for the fiscal years ended May 31, 2009 and 2008 primarily consisted of operations of Beijing Yanyuan (60% indirect ownership interest) and China Arts and Science Academy (60% indirect ownership interest), located in China.

The Company is focusing on the growing Chinese vocational training and education market. However, the Company is facing up with the challenges brought by the impact of the international financial crisis, including the size shrinking of the training market. Furthermore, most of the acquisition strategies of the Company in the past years have been proved to be unsuccessful. The Company currently only has two viable operations of Beijing Yanyuan and China Arts and Science Academy generating limited revenue and profitability. Therefore, the Company’s management is changing the focus on the diploma and curriculum education business and is looking for mergers and acquisitions with profitable education business so as to get a better return to the Hartcourt shareholders. Under this background, the Company is looking forward to undertaking the reverse takeover transaction with Sino-Canada Investment Group Inc.

The following discussion and analysis are based on the historical figures and information and reflect our education business.

Fiscal Year Ended May 31, 2009

Net Revenue:

Revenues were $2,431,955 for the twelve months ended May 31, 2009 compared to zero for the same period in 2008. The increased revenues were primarily due to revenue generated by Beijing Yanyuan and China Arts & Science Academy, two subsidiaries in which we acquired a 60% equity interest during the twelve months ended May 31, 2009. We currently derive revenues from the following sources:

●	educational programs and services, which accounted for 90% of our total net revenues as of May 31, 2009; and
●	books and others, which accounted for 10% of our total net revenues as of May 31, 2009.

Cost of revenue:

Cost of revenues was $368,167 for the twelve months ended May 31, 2009 compared to zero for the same period in 2008. The increased cost of revenue was primarily due to costs of revenue attributable to the operations of Beijing Yanyuan and China Arts & Science Academy, two subsidiaries in which we acquired a 60% equity interest during the year ended May 31, 2009. Cost of revenue consisted primarily of printing costs of books and other materials and relevant sales tax.

General and administrative expenses:

Our general and administrative expenses were $1,343,842 for the fiscal year ended May 31, 2009 compared to $1,299,858 for the same periods in 2008, an decrease of $43,985 or 3% compared to the fiscal year ended May 31, 2008. The increase of expenses for the fiscal year ended May 31, 2009 and year ended May 31, 2008 were primarily due to expenses increase by management.

 Depreciation and amortization expenses in operating expenses:

Our depreciation and amortization expenses in operating expenses were $20,839 for the fiscal year ended May 31, 2009 compared to $13,510 for the same periods in 2008 or 54% increase. The increase was primarily due to the acquisition of Beijing Yanyuan and China Arts & Science Academy, two subsidiaries in which we acquired a 60% equity interest during the twelve months ended May 31, 2009.

 Income (Loss) from Continuing Operations:

            Income from continuing operations for the fiscal year ended May 31, 2009 was $699,107, compared to loss amounted to $1,996,356 for the fiscal year ended May 31, 2008.  The increased income was primarily due to revenue generated by Beijing Yanyuan and China Arts & Science Academy, two subsidiaries in which we acquired a 60% equity interest during the twelve months ended May 31, 2009.

Gain on Settlement of Debt:

During the fiscal years ended May 31, 2009 and 2008, the Company has gain on settlement of debt amount of $182,687 and $0, respectively. This amount is due to the negotiation between the Company and non related third party. The third party agreed to settle for a lesser amount as they will continue to do business with the Company.

Discontinued operations:

During the fiscal years ended May 31, 2009 and May 31, 2008, the discontinued operations represent the operating results of Shanghai Huaqing, which was determined by the management to be disposed in 2008.

Income Tax:

The Company has income tax during the fiscal years ended May 31, 2009 compared with prior year, due to the new profitable acquisitions.

Minority interest:

Minority interest represented the profit shared by the minority shareholders of each of Beijing Yanyuan and China Arts & Science (40%).

Liquidity and Capital Resources:

            As shown in our accompanying financial statements, we had a net income of $15,146 for the fiscal year ended May 31, 2009 as compared to a net loss of $1,973,478 for the same period in 2008.

            The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company’s assets and the satisfaction of liabilities in the normal course of business.

The Company has taken certain restructuring steps to provide the necessary capital to continue its operations. These steps included:

•	Look for growth opportunities through acquisitions of profitable education businesses;
•	Raise additional capital through public offerings or private placements; and
•	Take measures to control costs and operating expenses.

However, the Company has not realized the expected benefits of such restructuring and acquisition steps. The acquisition of Hartcourt Princely was unsuccessful and Hartcourt currently has only two viable operations, Beijing Yanyuan and Chia Arts and Science Academy, of which Hartcourt owns 60% of the shareholding rights and which generates limited size of revenues. Therefore, the Company’s strategy in pursuing acquisitions and capital raise in the past year is considered as unsuccessful.

Hartcourt presently still maintains its operations in a healthy way and has realized the revenue of $2.43 million and an income of $699 thousand through its acquired businesses Beijing Yanyuan and China Arts & Science Academy in the past year. Therefore, Hartcourt is able to satisfy the minimum requirement for business running and there is no doubt on its ongoing concern at present. Nevertheless, the management of Hartcourt could not foresee much room for further business development based on its current viable operations and may have to seek for further acquisitions, which might bring challenges of insufficiency in capital to the Company as the acquisition transactions could be expensive for the Company. The Company might need to seek for additional financing and there is no assurance for the success of such financings. Therefore, the Company management has determined to change the corporate strategy and to pursue a reverse takeover merger with a viable education business.

Operating activities:

During the fiscal year ended May 31, 2009, net cash provided by operating activities was $664,643, compared to net cash used in operating activities of $638,514 during the fiscal year ended May 31, 2008. The cash used in operating activities in the fiscal year ended May 31, 2009 resulted mainly from income of $15,145 , and an increase of account receivable of $758,055, and an decrease of accounts payable of $316,394, and stock option costs of $309,960, and accrued expenses and other current liabilities of $333,078. The cash used in operating activities in the fiscal year ended May 31, 2008 resulted from loss of $1,973,478 netted against, among other things, stock option costs of $151,060, provision for investment of $70,436, goodwill impairment of $682,988, and accrued expenses and other current liabilities of $432,377.

Investing activities:

Net cash used in investing activities during the fiscal year ended May 31, 2009 were $816,959 compared to net cash provided by investing activities of $524,844 for the fiscal year ended May 31, 2008. The cash used in investing activities during the fiscal year ended May 31, 2009 was mainly due to the loan receivable of $822,551 and cash received upon acquisition of $6,177. The cash provided by investment activities in the fiscal year ended May 31, 2008 was due to the cash received upon disposal of assets of $535,704 and cash decrease due to purchase of property and equipment of $10,860.

Financing activities:

Cash provided by financing activities during the fiscal year ended May 31, 2009 was $297,719 compared to net cash provided by financing activities of $97,966 during the fiscal year ended May 31, 2008. Net cash provided by financing activities during the fiscal year ended May 31, 2009 was mainly due to proceeds of $900,000 paid by purchasers of shares of our common stock in private placements and $653,139 cash dividend paid to two subsidaries. Cash provided by financing activities during the fiscal year ended May 31, 2008 was primarily due to $38,414 of sales of common stock and proceed of $59,552 from related parties.

Off-Balance Sheet Arrangements

During the fiscal year ended on May 31, 2009, Hartcourt did not engage in any off-balance sheet arrangements as defined in Item 303(a)(4) of the SEC’s Regulation S-K.

Forward-Looking Trends

By the fiscal year ended on May 31, 2009, the Company has generated the revenue of $2.43 million through its current businesses. The management of the Company forrsees that its revenue might be slightly increased for the fiscal year ended on May 31, 2010.

On the other hand, by pursuing a merger with Sino-Canada, the management of Hartcourt foresees that the remaining entity after the transaction, Maple China Education Incorporated, will integrate the private school education business of Sino-Canada and the vocational training business of Hartcourt. Maple China will position itself primarily at the sector of certified offshore private schools, specifically certified offshore Canadian high schools, which is recognized by the Ministry of Education in both China and Canada. The Hartcourt current business will be supplementary to the core business of certified high school education.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Short-Term Investment Portfolio

We do not hold derivative financial instruments in our portfolio of short-term investments. Our short-term investments consist of instruments that meet quality standards consistent with our investment policy. This policy specifies that, except for direct obligations of the United States government, securities issued by agencies of the United States government, and money market or cash management funds, we diversify our holdings by limiting our short-term investments. As of August 31, 2009, all our cash equivalents represent cash on hand and cash deposit in PRC banks, the interest rate earned on our money market accounts ranged from 0.81% to 1.71% per annum.

Interest Rate Risk

Our cash equivalents are subject to market risk due to changes in interest rates. Interest rate movements affect the interest income we earn on cash equivalents.

Impact of Foreign Currency Rate Changes

Since we translate foreign currencies (primarily Chinese Yuans and Hong Kong Dollars) into US dollars for financial reporting purposes, currency fluctuations can have an impact on our financial results. The historical impact of currency fluctuations has generally been immaterial. We believe that our exposure to currency exchange fluctuation risk is not significant primarily. Although the impact of currency fluctuations on our financial results has generally been immaterial in the past and we believe that for the reasons cited above currency fluctuations will not be significant in the future, there can be no guarantee that the impact of currency fluctuations will not be material in the future. As of August 31, 2009, we did not engage in foreign currency hedging activities.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Hartcourt Related Party Transactions

In connection with the election of the directors nominated by the Sino-Canada shareholders, and the appointment of the new officers of the Hartcourt, following the closing, Hartcourt and each such person will enter into Hartcourt’s standard form of indemnification agreement for directors and officers of Hartcourt, which generally requires Hartcourt to indemnify and to advance expenses to him to the maximum extent that applicable law permits a corporation to indemnify and to advance expenses to an officer of the corporation. A copy of the form of indemnification agreement for directors and officers has been previously filed by Hartcourt with the SEC.

Sino-Canada Related Party Transactions

Since January 1, 2008, Sino-Canada has not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of more than five percent of Sino-Canada’s common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

Review, Approval or Ratification of Transactions with Related Persons

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Hartcourt

The following table sets forth certain information regarding beneficial ownership of our common stock as of November 11, 2009, (a) by each person known by us to own beneficially 5% or more of our common stock, (b) by each of our current executive officers and directors and (c) by all our executive officers and directors as a group.

We calculated the “Percent” based on 386,966,816 shares of common stock outstanding on November 11, 2009. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of November 11, 2009 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the number of shares of common stock beneficially owned by that person, as well as the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  We believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares (2)	Percent
Victor Zhou, Director and Chief Executive Officer	9,718,977 (3)	2.5%
Wilson Li, Director and Chairman	2,693,318 (4)	*
Zhenyu Hu, Director	46,000,000	11.9%
Stephen Tang, Director	272,120	*
George Xu, Director	176,644	*
Rachel Zhang, Chief Financial Officer	271,809	*
All directors and executive officers as a group (6 persons)	59,132,868 (5)	15.3%

*	Less than 1% of our outstanding shares of common stock.

(1)
Unless otherwise indicated, the address for each stockholder listed in the following table is c/o The Hartcourt Companies, Inc., Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China.

(2)
Unless indicated in the notes, each shareholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power.

(3)
Shares beneficially owned by Victor Zhou include (a) 243,977 shares of common stock held by Mr. Zhou; (b) options to purchase 100,000 shares of our common stock that are currently exercisable; (c) options to purchase 9,375,000 shares of our common stock that are currently exercisable.

(4)
Shares beneficially owned by Wilson Li include (a) 1,593,318 shares of common stock held by Mr. Li; (b) options to purchase 100,000 shares of our common stock that are currently exercisable; and (c) options to purchase 1,000,000 shares of our common stock that are exercisable currently exercisable.

(5)	Shares beneficially owned by all Executive Officers and Directors as a group includes the shares held by each and options granted as in above (3) and (4).

Security Ownership of Sino-Canada

The following table sets forth the information regarding beneficial ownership of the capital stock of Sino-Canada as of October 31, 2009, (a) by each person known by us to own beneficially 5% or more of our common stock, (b) by each of our current executive officers and directors and (c) by all our executive officers and directors as a group. We calculated the “Percentage” based on 50,000,000 shares of common stock outstanding on October 31, 2009.  As of October 31, 2009, no shares of common stock were subject to outstanding stock options or warrants. We believe that all persons named in the table below have sole voting and investment power with respect to all the shares beneficially owned by them.

Stockholder Name and Address (1)	Number of Shares	Percentage(2)
Ross Yuan, Chief Executive Officer andDirector (3)	32,000,000	64%
Yuan Chen	5,270,000	10.54%
Wei Xie	5,270,000	10.54%
Jianhua Jiao	5,100,000	10.20%
Tiezhi Zhang, President	-	*
Fusheng Xie, Vice President	-	*
Simon Mei, Chief Financial Officer	-	*
Sun Meifang, Chief Accounting Officer	-	*
Jie Zhang, Secretary	-	*
All directors and executive officers as a group (6 persons)	50,000,000	64%

(1)	Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Sino-Canada Investment Group, Inc., 933 West Zhongshan Road, Shanghai, China 200051.

(2)	* Indicates ownership of less than one percent.

(3)
Shares beneficially owned include 32,000,000 shares owned by Sino-Canada Investment Incorporated. The business address of Sino-Canada Investment Incorporation is Room 2101, 933 W. Zhongshan Road, Shanghai, China 200051. Mr. Yuan is the Chief Executive Officer and the sole director of Sino-Canada Investment Incorporated.

Security Ownership of Hartcourt after the Acquisition

The following table sets forth information with respect to the beneficial ownership of our common stock immediately after the consummation of the acquisition by each person who is expected to beneficially own more than 5% of our common stock and each post-acquisition officer, each post-acquisition director and all post-acquisition officers and directors as a group.  Immediately after the consummation of the acquisition, assuming we acquire 100% of Sino-Canada and the effectiveness of the reverse stock split, we will have [•] shares issued and outstanding. The number of shares set forth in the table below assumes the effectiveness of the reverse stock split.

Common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Name and Address of Beneficial Owner (1)	Number of shares	Percent
Ross Yuan Room 2101, Silver Tower, 933 West Zhongshan Road, Shanghai, China 200051	24,453,791 (2)	54.923%
Victor Zhou	121,487 (3)	0.273%
Wilson Li	33,666 (4)	0.076%
Zhenyu Hu	575,000	1.291%
Stephen Tang	3,402	0.008%
George Xu	2,208	0.005%
Rachel Zhang	3,398	0.008%
Changzhi Ju	-
All directors and executive officers as a group (8 persons)	25,192,952	56.584%

*	Less than 1% of our outstanding shares of common stock.

(1)           Unless otherwise indicated, the address for each stockholder listed in the following table is Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China.

(2)           Shares beneficially owned include 24,453,791 shares owned by Sino-Canada Investment Incorporated

(3)           Shares beneficially owned by Victor Zhou include (a) 3,049 shares of common stock held by Mr. Zhou; (b) options to purchase 1250 shares of our common stock that are currently exercisable; (c) options to purchase 117,187 shares of our common stock that are currently exercisable.

(4)           Shares beneficially owned by Wilson Li include (a) 19,916 shares of common stock held by Mr. Li; (b) options to purchase 1,250 shares of our common stock that are currently exercisable; and (c) options to purchase 12,500 shares of our common stock that are exercisable currently exercisable.

DESCRIPTION OF HARTCOURT’S SECURITIES

General

We are currently authorized to issue 424,999,000 shares of common stock, par value $0.001, and 10,000,000 shares of Series A preferred stock, par value $0.001.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Our stockholders have no conversion, preemptive or other subscription rights, and there are no sinking fund or redemption provisions applicable to the common stock.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 10,000,000 shares of blank check Series A preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. The preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.  As of the date of this proxy statement, no shares of preferred stock are outstanding.

Transfer Agent, Registrar and Warrant Agent

The transfer agent and registrar for our units and common stock, and the warrant agent for our warrants is Signature Stock Transfer.

STOCKHOLDER PROPOSALS

Our 2010 annual meeting of stockholders will be held on or about June 30, 2010, unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2010 annual meeting, you need to provide it to us by no later than March 31, 2010. You should direct any proposals to our secretary at our principal office.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. We file reports, proxy statements and other information electronically with the SEC. You may access information on us at the SEC web site containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes or exhibits to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex or exhibit to this document.

All information contained in this proxy statement relating to Hartcourt has been supplied by Hartcourt, and all such information relating to Sino-Canada has been supplied by Sino-Canada. Information provided by either of Hartcourt or Sino-Canada does not constitute any representation, estimate or projection relating to, attributable to or made on behalf of the other.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document.  You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the acquisition by contacting us at the following address or telephone number:

The Hartcourt Companies, Inc.
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China
Telephone: (312) 922-1980
Attention: Victor Zhou

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [_____], 2009.

THE HARTCOURT COMPANIES, INC.

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

The Hartcourt Companies, Inc.

We have audited the accompanying consolidated balance sheets of The Hartcourt Companies, Inc., a Utah Corporation and subsidiaries (the “Company”) as of May 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended May 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

 We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Hartcourt Companies, Inc and subsidiaries as of May 31, 2009 and 2008 and the results of their operations and their cash flows for the years ended May 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kabani & Company, Inc.

CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California

September 8, 2009

Balance Sheets as of May 31, 2009 and May 31, 2008

	As of May 31,	As of May 31,
	2009	2008
ASSETS

Cash and cash equivalents	$102,085	$4,907
Accounts Receivable	863,244	-
Inventories	1,797	-
Loans receivable	822,551	-
Prepaid expenses and other current assets	3,995	17,837
TOTAL CURRENT ASSETS	1,793,672	22,744

PROPERTY & EQUIPMENT – NET	57,640	23,772
INTANGIBLE ASSETS - NET	3,923,356	-
TOTAL ASSETS	$5,774,668	$46,516

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Accounts payable	$141,331	$457,725
Accrued expenses and other current liabilities	1,337,571	1,004,489
Due to officers	246,862	196,004
TOTAL CURRENT LIABILITIES	1,725,764	1,658,218

COMMITMENTS & CONTINGENCIES

MINORITY INTEREST	152,261	-

SHAREHOLDERS' EQUITY (DEFICIENCY)
Preferred Stock:
Original preferred stock, $0.01 par value, 1,000 shares authorized, issued and cancelled	$-	$-
Class A preferred stock, 10,000,000 shares authorized, none issued and outstanding	-	-

Common stock:
$0.001 par value, 424,999,000 authorized
May 31, 2009: 389,015,544 issued 386,966,816 outstanding
May 31, 2008: 207,810,582 issued 205,761,854 outstanding	386,967	205,762
Additional paid in capital	77,156,131	71,795,909
Treasury stock, at cost, 2,048,728 shares	(48,728)	(48,728)
Other comprehensive loss	(143,579)	(95,353)
Accumulated deficit	(73,454,148)	(73,469,292)
TOTAL SHAREHOLDERS' EQUITY (DEFICIENCY)	3,896,643	(1,611,702)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)	$5,774,668	$46,516

The accompanying notes form an integral part of these consolidated financial statements.

Statements of Operations for the years ended May 31, 2009 and May 31, 2008

	Fiscal Years Ended May 31
	2009	2008

Net revenues	$2,431,955	$-
Cost of revenues	368,167	-
Gross profit	2,063,788	-

Operating expenses:
General and administrative expenses	1,343,842	1,299,858
Depreciation and amortization	20,839	13,510
Impairment of goodwill	-	682,988
Total operating expenses	1,364,681	1,996,356

Income (loss) from operations	699,107	(1,996,356)

Other income
Foreign currency exchange gain	43,648	-
Gain on settlement of debt	182,687	-
Total other income	226,335	-

Income (loss) from operations before income tax provision and minority interest	925,442	(1,996,356)
Provision for income taxes	(212,791)	-
Minority interest, net of taxes	(697,506)	-

Income (loss) from continuing operations	15,145	(1,996,356)

Discontinued operations:
Gain/(loss) from discontinued operations	-	22,878
Income/(loss) from discontinued operations	-	22,878

NET INCOME (LOSS)	15,145	(1,973,478)

OTHER COMPREHENSIVE ITEM:
Foreign currency translation loss	(48,226)	(60,754)
NET COMPREHENSIVE LOSS	$(33,081)	$(2,034,232)

BASIC AND DILUTED EARNINGS/ (LOSS) PER COMMON SHARE:

Income/(loss) from continued operations basic	$0.00	$(0.01)
Income from discontinued operations basic	$-	$0.00
Income/(loss) per share basic	$0.00	$(0.01)
Basic weighted average number of shares outstanding	304,561,261	205,488,066
Income (loss) from continued operations diluted	$0.00	$(0.01)
Loss from discontinued operations diluted	$-	$0.00
Income (loss) per share diluted	$0.00	$(0.01)
Diluted weighted average number of shares outstanding	304,561,261	205,488,066

The accompanying notes form an integral part of these consolidated financial statements.

* Weighted average number of shares used to compute basic and diluted loss per share is the same as the effect of dilutive securities are anti dilutive.

Statements of Stockholders’ Equity for the years ended May 31, 2009 and May 31, 2008

	Common Stock		Additional paid In	Treasury Stock		Comprehensive	Accumulated	Total Shareholders' Equity
	Shares	Amount	Capital	Shares	Amount	Income (Loss)	Deficit	(Deficit)

Balance -May 31, 2007	205,081,997	$205,082	$71,570,246	2,048,728	$(48,728)	$(34,598)	$(71,495,815)	$196,187

Shares issued for compensation and service	679,857	680	36,190	-	-	-	-	36,870
Shares received from Huaqing	-	-	69,829	997,500	(69,829)	-	-	-
Issuance of shares for cash	-	-	(31,415)	(997,500)	69,829	-	-	38,414
Other comprehensive loss (foreign currency translation)	-	-	-	-	-	(60,755)	-	(60,755)
Stock options issued for services	-	-	151,060	-	-	-	-	151,060
Net loss	-	-	-	-	-	-	(1,973,477)	(1,973,477)

Balance -May 31, 2008	205,761,854	$205,762	$71,795,909	2,048,728	$(48,728)	$(95,353)	$(73,469,292)	$(1,611,702)

Shares issued for compensation and service	2,204,962	2,205	79,262	-	-	-	-	81,467
Issuance of shares for cash	70,000,000	70,000	830,000	-	-	-	-	900,000
Other comprehensive loss (foreign currency translation)	-	-	-	-	-	(48,226)	-	(48,226)
Shares issued for acquisition of Beijing Yanyuan	69,000,000	69,000	3,381,000					3,450,000
Shares issued for acquisition of China Arts and Science Academy	40,000,000	40,000	760,000					800,000
Stock options issued for services	-	-	309,960	-	-	-	-	309,960
Net income	-	-	-	-	-	-	15,145	15,145

Balance - May 31, 2009	386,966,816	$386,967	$77,156,131	2,048,728	$(48,728)	$(143,579)	$(73,454,148)	$3,896,643

Statements of Cash Flows for the years ended May 31, 2009 and May 31, 2008

	Fiscal Year Ended May 31
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)	$15,145	$(1,973,478)

Adjustments to reconcile net income (loss) to
net cash provided by (used in) operating activities:
Gain on disposal of assets	-	(22,832)
Depreciation and Amortization	185,642	13,510
Provision for investment	-	70,436
Goodwill impairment	-	682,988
Minority interest	697,506	-
Stock options issued for services	309,960	151,060
Stock issued for services and compensations	81,467	36,190
Changes in operating assets and liabilities, net of effect of acquisition of businesses:
Accounts receivable	(758,055)	-
Inventory	15,965	-
Prepaid expenses and other current assets	100,329	23,712
Accounts payable	(316,394)	(52,478)
Accrued expenses and other current liabilities	333,078	432,377
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	664,643	(638,514)

CASH FLOWS FROM INVESTING ACTIVITIES:

Acquisition of assets, net of cash acquired	6,177	-
Cash received from disposal of fixed assets	(585)	-
Loan receivable	(822,551)	-
Purchase of property and equipment	-	(10,860)
Proceeds from disposal of Subsidiary	-	535,704
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(816,959)	524,844

The accompanying notes form an integral part of these consolidated financial statements.

(continued)

	Fiscal Year Ended May 31
	2009	2008
CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from related parties	-	59,552
Due to officer	50,858	-
Cash dividend paid to subsidiaries	(653,139)	-
Proceeds on sale of common stock	900,000	38,814

NET CASH USED IN FINANCING ACTIVITIES	297,719	97,966

EFFECT OF EXCHANGE DIFFERENCE	(48,225)	-

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENT	97,178	(15,705)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	4,907	20,611

CASH AND CASH EQUIVALENTS - END OF YEAR	$102,085	$4,907

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES:
In Conjunction with acquisition/disposal of subsidiaries:
Fair value of shares issued	$4,250,000	$69,829
		-
COMPANY ACQUIRED TWO SUBSIDARIES DURING THE YEAR FORM THE ASSETS AND LIABILITIES:
Account receivable	$105,189	$-
Inventories	$17,762	$-
Prepaid expenses and other current assets	$86,487	$-
Property and equipment	$54,121	$-

 The accompanying notes form an integral part of these consolidated financial statements.

Notes to Financial Statements

NOTE 1    GENERAL

The Hartcourt Companies, Inc. ("Hartcourt" “We/Our” or the "Company"), was incorporated in Utah in 1983.  Previously, we were a distributor of internationally well known brand named IT hardware products and related services in the People’s Republic of China (“PRC”). In August 2006, we announced our intention to change our business by focusing on the vocational/training and education marketplace in the People’s Republic of China.

On May 15, 2007, we completed the purchase of 100% of the equity interests in China Princely Education Technology Development Company Limited (“China Princely”), an authorized accrediting organization for China vocational education located in Beijing, PRC. Under the terms of the purchase agreement, we paid to the shareholders of China Princely 5,400,000 shares of our restricted common stock at closing.  After closing, we changed the name of China Princely to Hartcourt Princely Education Technology Development (Beijing) Co., Ltd.

 On June 13, 2008, The Hartcourt Companies, Inc. (the “Company”) entered into a definitive agreement to purchase 60% of the equity interests in Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”), a well-known training institution in China. Under the terms of the definitive agreement executed between Beijing Yanyuan and the Company, the purchase price that the Company agreed to pay to the shareholders of Beijing Yanyuan 69 million shares of the Company’s restricted common stock, which, pursuant to the purchase agreement, will be payable upon closing of the acquisition. Hartcourt has the right to waive the following commitment of profitability; Beijing Yanyuan committed that its net profit would exceed RMB 6 million (US$827,000) for the seven months of calendar year 2008, RMB10 million (US$1.379 million) for the calendar year 2009, and RMB14 million (US$1.931 million) for the calendar year 2010.

On July 23, 2008, The Hartcourt Companies (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”) pursuant to the terms of the definitive agreement entered into between the two parties. Subject to the definitive agreement between the Company and Beijing Yanyuan, the purchase price paid by the Company in connection with its acquisition of a controlling interest in Beijing Yanyuan was 69 million shares of the Company’s restricted common stock.

On October 18, 2008, the Company entered into a definitive agreement to purchase 60% of the outstanding equity interests of China Arts and Science Academy. Under the terms of the definitive agreement executed between China Arts and Science Academy and Hartcourt; Hartcourt has the right to waive the following commitment of profitabilitiy; China Arts and Science Academy committed that its net profit would exceed RMB5 million (US$735,294) for the first year (November 1, 2008 to October 31, 2009) in which its results are consolidated with Hartcourt’s, RMB7.5 million (US$1.103 million) for the second year (November 1, 2009 to October 31, 2010) in which its results are consolidated with Hartcourt’s, and RMB10 million (US$1.471 million) for the third year (November 1, 2010 to October 31, 2011) in which its results are consolidated with Hartcourt’s. The restricted common shares issued by Hartcourt for the acquisition will be released to those shareholders of China Arts and Science Academy whose equity interests were purchased by Hartcourt in three installments based on the profit realized by China Arts and Science Academy over the three-year period beginning on the date of Hartcourt’s purchase of 60% of the outstanding equity interests of China Arts and Science Academy.

On October 31, 2008, The Hartcourt Companies Inc. (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of China E & I Development Co. Ltd., which does business as the China Arts and Science Academy (“China Arts and Science Academy”), pursuant to the terms of the definitive agreement entered into between the two parties.  Under the agreement between the Company and China Arts and Science Academy, the purchase price paid by the Company in connection with its acquisition of a controlling interest in China Arts and Science Academy was 40 million shares of the Company’s restricted common stock.

As of May 31, 2009, the Company owns 100% of three (3) British Virgin Island (“BVI”) incorporated companies: (1) Hartcourt China Inc., (2) Hartcourt Capital Inc., and (3) AI-Asia Inc. All three of these BVI subsidiaries are holding companies for assets located in China.

As of May 31, 2009, Hartcourt Capital Inc. owns 100% of the equity interest of Hartcourt Hi-Tech Investment (Shanghai) Inc. while Hartcourt Hi-Tech Investment (Shanghai) Inc., through nominee shareholder, owns 100% of the equity interest of Shanghai Jiumeng Information Technology Co., Ltd. These two companies are located in Shanghai, China. In April 2007, the Company decided to wind up Hartcourt Hi-Tech Investment (Shanghai) Inc. As of May 31, 2008, the wind-up process was completed. Shanghai Jiumeng Information Technology Co., Ltd owns 60% of the equity interest of Beijing Yanyuan Rapido Education Company.

As of May 31, 2009, AI-Asia, Inc., the third holding company, owns 100% of the equity interest of Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd (former name is AI-Asia (Shanghai) Information Technology, Inc), located in Shanghai, China, and owns 100% of the equity interest of Hartcourt Princely. AI-Asia, Inc owns 60% of the equity interest of China Arts and Science Academy.

NOTE 2     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a) Basis of Consolidation

For purposes of these consolidated financial statements, the Hartcourt Companies Inc. and subsidiaries are referred to collectively as the "Company" or "Hartcourt".  The accompanying consolidated financial statements for the Company include the accounts balances of its majority owned subsidiaries.

All material inter-company balances and transactions have been eliminated in consolidation.

b) Use of Estimates

The preparation of the consolidated financial statements in conformity with Generally Accepted Accounting Principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c) Cash and Cash Equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents. As Hartcourt’s business activities are located in China, substantial amounts of cash are deposited in foreign banks located in China, which do not have the protection programs similar to that of the US (FDIC).

d) Prepaid expenses

Prepaid expenses are expenses that are allocated into the period in which they are incurred and in subsequent periods, and be amortized within one year (inclusive). They include amortization of low-valued consumables, prepaid insurance expenses, lump-sum payment for stamps in large amount that need to be amortized.

Prepaid expenses generally will be amortized in equal installments and charged as costs or expenses of periods benefiting within one year. If certain prepaid expense item cannot benefit the Company any more, its un-amortized amount is recorded as an expense for the current period. Prepaid expenses amounted to $3,995 and $17,837 at May 31, 2009 and 2008 respectively and is included in “Prepaid expenses and other current assets” in the accompanying financial statements.

e) Inventories

Inventories are valued at the lower of cost, determined by the first-in, first-out method, or market value.

f) Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 3 to 10 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations. Expenditures for maintenance and repairs are charged to operations as incurred.

g) Intangible Assets

The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired.

h) Impairment of Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of May 31, 2009, there was no impairments of its long-lived assets used in operations. For the year ended May 31, 208, goodwill was impaired in the amount of $682,988.

i) Revenue Recognition

Revenue is recognized upon the service provided. No allowance for doubtful account derived necessary for the years ended May 31, 2009 and 2008, respectively.

j) Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

k) Stock-Based Compensation

The Company adopted SFAS No. 123 (Revised 2004), Share Based Payment (“SFAS No. 123R”), under the modified-prospective transition method on June 1, 2006. SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for all share-based payments granted prior to and not yet vested as of June 1, 2006 and share-based compensation based on the grant-date fair-value determined in accordance with SFAS No. 123R for all share-based payments granted after June 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and allowed under the original provisions of SFAS No. 123. Prior to the adoption of SFAS No. 123R, the Company accounted for the Company’s stock option plans using the intrinsic value method in accordance with the provisions of APB Opinion No. 25 and related interpretations.

l) Foreign Currencies Translation

Assets and liabilities in foreign currency are recorded at the balance sheet date at the rate prevailing on that date. Items of income statement are recorded at the average exchange rate. Gain or loss on foreign currency transactions are reflected on the income statements. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheets, as component of comprehensive income (loss). The functional currencies of the Company are Chinese Renminbi and Hongkong Dollars. The following companies are using Chinese Renminbi: Al-Asia Inc., Hartcourt Princely, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd, Beijing Yanyuan Rapido Education Company, China Arts and Science Academy, Hartcourt Hi-Tech Investment (Shanghai) Inc., and Shanghai Jiumeng Information Technology Co., Ltd. The following companies are using Hongkong Dollars: Hartcourt China Inc. and Hartcourt Capital.

m) Fair Value of Financial Instruments

Statement of Financial Accounting Standard No. 107, Disclosures about Fair Value of Financial Instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

The Company’s financial instruments consists of primarily cash, accounts receivable, loan receivables,  advances, accounts payable and accrued expenses, and other current liabilities which approximates fair value because of the relatively short maturity of those instruments.

n) Basic and diluted earning per share

Earning per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings Per Share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net earning per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net earning per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

o) Recently Issued Accounting Standards

In December 2007, the Financial Accounting Standards Board (“FASB”) simultaneously issued SFAS No. 141R, “Business Combinations (2007 Amendment),” and SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51.”  Both standards update United States guidance on accounting for “noncontrolling interests,” sometimes referred to as minority interests, which interests represent a portion of a subsidiary not attributable, directly or indirectly, to a parent. FASB and the International Accounting Standards Board (“IASB”) have been working together to promote international convergence of accounting standards. Prior to promulgation of these new standards there were specific areas in accounting for business acquisitions in which conversion was not achieved. The objective of both standards is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in “business combinations” and consolidated financial statements by establishing accounting and reporting standards. In business combinations it is accomplished by establishing principles and requirements concerning how an “acquirer” recognizes and measures identifiable assets acquired, liabilities assumed, and noncontrolling interest in the acquiree, as well as goodwill acquired in the combination or gain from a bargain purchase; and determines information to be disclosed to enable users to evaluate the nature and effects of business combinations. In consolidated financial statements the standards require: identification of ownership interests held in subsidiaries by parties other than the parent be clearly identified, labeled and presented in consolidated financial position within equity (rather than “mezzanine” between liabilities and equity) separately from amounts attributed to the parent, with net income attributable to the parent and to the minority interest clearly identified and presented on the face of consolidated statements of income. The standards also provide guidance in situations where the parent’s ownership interest in a subsidiary changes while the parent retains its controlling financial interest. The standard also provides guidance on recording a gain or loss based on fair value in situations involving deconsolidation of a subsidiary. Entities must provide sufficient disclosures that distinguish between interests of the parent and that of the noncontrolling interest.

 Both standards are effective for fiscal years and interims beginning on or after December 15, 2008 (that is January 1, 2009) for entities with calendar years. Earlier adoption is prohibited. The standards shall be applied prospectively as of the beginning of the fiscal year in which initially applied, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company does not anticipate that the adoption of SFAS No. 141R and No. 160 will have an impact on the Company's overall results of operations or financial position, unless the Company makes a business acquisition in which there is a noncontrolling interest.

In June 2008, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Emerging Issues Task Force (EITF) No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” Under the FSP, unvested share-based payment awards that contain rights to receive nonforfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two-class method of computing EPS. This FSP is effective for us beginning July 1, 2009 and the Company does not expect that FSP EITF No. 03-6-1 would have a material impact on the financial statements.

In April 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” (“FSP FAS 107-1 and APB 28-1”). FSP FAS 107-1 and APB 28-1 require companies to disclose in interim financial statements the fair value of financial instruments within the scope of FASB Statement No. 107, Disclosures about Fair Value of Financial Instruments. However, companies are not required to provide in interim periods the disclosures about the concentration of credit risk of all financial instruments that are currently required in annual financial statements. The fair-value information disclosed in the footnotes must be presented together with the related carrying amount, making it clear whether the fair value and carrying amount represent assets or liabilities and how the carrying amount relates to what is reported in the balance sheet. FSP FAS 107-1 and APB 28-1 also requires that companies disclose the method or methods and significant assumptions used to estimate the fair value of financial instruments and a discussion of changes, if any, in the method or methods and significant assumptions during the period. The FSP shall be applied prospectively and is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. An entity early adopting FSP FAS 107-1 and APB 28-1 must also early adopt FSP FAS 157-4 as well as FSP FAS 115-2 and FAS 124-2. The Company will adopt the disclosure requirements of this pronouncement for the quarter ended June 30, 2009, in conjunction with the adoption of FSP FAS 157-4, FSP FAS 115-2 and FAS 124-2.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2009 and will be applied prospectively. The Company will adopt the requirements of this pronouncement for the quarter ended June 30, 2009. The Company does not anticipate the adoption of SFAS 165 will have an impact on its consolidated results of operations or consolidated financial position.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after November 15, 2009.

NOTE 3     EARNINGS/(LOSSES) PER SHARE

Basic and diluted (loss) income per common share is computed as follows:
	May 31, 2009	May 31, 2008

Net Income (loss)	$15,145	$(1,973,477)

Weighted average shares outstanding	304,561,261	205,488,066

Basic and dilutive earnings/(losses) per share	$0.00	$(0.01)

As of May 31, 2009, we had 29,200,000 options outstanding, each exercisable for one share of our common stock. Weighted average number of shares used to compute basic and diluted loss per share is the same as the effect of dilutive securities are anti dilutive.

NOTE 4     SHAREHOLDERS’ EQUITY

a) Capitalization

The total number of shares of stock which the Company has the authority to issue is 434,999,000 consisting of 424,999,000 shares of common stock, $0.001 par value, 1,000 shares of original preferred stock, $0.01 par value (the Original Preferred Stock), and 10,000,000 shares of Class A preferred stock. The total number of shares of the Company’s common stock outstanding as of May 31, 2009 and May 31, 2008 are 386,966,816 and 205,761,854 respectively.

b) Original Preferred Stock

On July, 14, 2004, the founder of Hartcourt, Dr. Alan V Phan, converted his 1,000 shares of Original Preferred Stock into 2,000,000 shares of Hartcourt common stock. After the conversion, no Original Preferred Stock was outstanding as of May 31, 2008.

c) Class A Preferred Stock

The 10,000,000 shares of authorized and un-issued Class A Preferred Stock may be split with such designations, power, preferences and other rights and qualifications, limitations and restrictions thereof as the Company’s Board of Directors elects for a given series. No shares have been issued.

d) Equity Transactions during the Year

Following is the summary of equity transactions during the year ended May 31, 2009.

On July 22, 2008, the Company issued to the former shareholder of Beijing Yanyuan in an offshore transaction under Regulation S an aggregate of 69 million shares of the Company’s restricted common stock pursuant to the terms of the definitive purchase agreement.

On October 31, 2008, the Company issued to the former shareholders of China Arts & Science Academy in an offshore transaction under Regulation S an aggregate of 40,000,000 shares of the Company’s restricted common stock pursuant to the terms of the definitive purchase agreement.

On November 1, 2008, the Company issued 20,000,000 shares of the Company’s restricted common stock to fund raisers for cash in an offshore transaction under Regulation S at $0.02 per share for gross proceeds of $400,000. The proceeds were used for working capital.

On November 24, 2008, the Company issued 872,716 shares of the Company’s restricted common stock valued at $31,446 to Wilson Li in lieu of cash payment for director service compensation, which was approximately equal to the fair market value of the stock at issue date.

On November 24, 2008, the Company issued 272,120 shares of the Company’s restricted common stock valued at $9,805 to Stephen Tang in lieu of cash payment for director service compensation, which was approximately equal to the fair market value of the stock at issue date.

On November 24, 2008, the Company issued 176,644 shares of the Company’s restricted common stock valued at $6,365 to George Xu in lieu of cash payment for director service compensation, which was approximately equal to the fair market value of the stock at issue date.

On November 24, 2008, the Company issued 313,763 shares of the Company’s restricted common stock valued at $11,306 to Geferry Wei in lieu of cash payment for former director service compensation, which was approximately equal to the fair market value of the stock at issue date.

On January 1, 2009, the Company issued 271,809 shares of the Company’s restricted common stock valued at $7,355 to the Chief Financial Officer in lieu of cash payment for service compensation, which was approximately equal to the fair market value of the stock at issue date.

On January 1, 2009, the Company issued 297,910 shares of the Company’s restricted common stock valued at $15,190 to the General Manager of China Princely in lieu of cash payment for service compensation, which was approximately equal to the fair market value of the stock at issue date.

On May 4, 2009, the Company issued 50,000,000 shares of the Company’s restricted common stock to fund raisers for cash in an offshore transaction under Regulation S at $0.01 per share for gross proceeds of $500,000. The proceeds were used for working capital.

Stock Option Plan

In November 2005, the Company adopted a stock option plan to attract and retain qualified persons for positions of substantial responsibility as officers, directors, consultants, legal counsel, and other positions of significance to the Company (the “2005 Plan”). The 2005 Plan provides for the issuance of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock, or other property. The total number of shares of our common stock that may be subject to awards under the 2005 Plan is equal to 35,000,000 shares, plus (i) the number of shares with respect to which awards previously granted under the 2005 Plan that terminates without the issuance of the shares or where the shares are forfeited or repurchased; (ii) with respect to awards granted under the 2005 Plan, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award and (iii) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2005 Plan. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate on the earlier of (1) ten years after the later of (x) its adoption by our Board of Directors, or (y) the approval of an increase in the number of shares reserved under the 2005 Plan by our Board of Directors (contingent upon such increase being approved by our shareholders) and (2) such time as no shares of our common stock remain available for issuance under the 2005 Plan and we have no further rights or obligations with respect to outstanding awards under the 2005 Plan. Options granted under the 2005 Plan are restricted as to sale or transfer.

The 2005 Plan was approved on November 23, 2005 during the annual shareholders meeting.

The number of shares of common stock reserved and available under the 2005 Plan was increased from 35,000,000 to 70,000,000 at the annual meeting of shareholders on February 24, 2007.

On September 1, 2008, the Company granted Victor Zhou CEO of the Company, an option to purchase the Company’s common stock at exercise price of $0.03 according to the following vesting schedule and based on the 2005 Plan.

●	7,500,000 stock options vested pro rata over 2 years of the employment contract period.
●	3,000,000 stock options vested upon each successful new business acquisition of the Company.
●	3,000,000 stock options vested upon each full profitable year.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Weighted average expected life of the options	6.25 years
Expected volatility	127.39%
Expected dividend yield	0

On September 11 2008, the Company granted Wilson Li, Chairman of the Board, an option to purchase 5,000,000 shares of the Company’s common stock at exercise price of $0.03. The option will vest on September 11, 2010 and is exercisable within five years time after vesting.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Weighted average expected life of the options	7.00 years
Expected volatility	127.39%
Expected dividend yield	0

On September 11 2008, the Company granted each of Stephen Tang and George Xu, independent directors of the Company, an option to purchase 1,000,000 shares of the Company’s common stock at exercise price of $0.03. Each option will vest on September 11, 2010 and is exercisable within five years time after vesting.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Expected life of the options	7.00 years
Expected volatility	127.39%
Expected dividend yield	0

The following table summarizes the activity of stock options:

		Weighted
		Average	Aggregate
	Number of	Exercise	Intrinsic
	Options	Price	Value

Shares under options at May 31, 2007	24,600,000	$0.13	$-
Granted	29,000,000	$0.05
Exercised	-	-
Expired	3,000,000	$0.30
Cancelled	16,000,000	$0.09

Shares under options at May 31, 2008	34,600,000	$0.06	$690,000
Granted	20,500,000	-
Exercised	-	-
Expired	-	-
Cancelled	25,900,000	-

Shares under options at May 31, 2009	29,200,000	$0.03	$-

Additional information relating to stock options outstanding and exercisable at May 31, 2009 summarized by the exercise price is as follows:

		Weighted
	Number of	Average	Weighted	Number	Weighted
Range of	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	May 31,	Contractual	Exercise	May 31,	Exercise
Price	2009	Life	Price	2009	Price

$0.03 - $0.05	29,000,000	4.84 Year	$0.04	10,375,000	$0.04
$0.09	200,000	1.77 Year	$0.09	200,000	$0.09

During the year ended May 31, 2009, 6,812,500 vested and the Company recorded $309,960 amortization in stock based compensation expense.

Additional information relating to stock options outstanding and exercisable at May 31, 2008 summarized by the exercise price is as follows:

		Weighted
	Number of	Average	Weighted	Number	Weighted
Range of	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	May 31,	Contractual	Exercise	May 31,	Exercise
Price	2008	Life	Price	2008	Price

$0.04 - $0.05	29,000,000	4.2 Year	$0.05	18,250,000	$0.05
$0.09	5,300,000	2.8 Year	$0.09	5,300,000	$0.09
$1.00	300,000	0.44 Year	$1.00	300,000	$1.00

During the year ended May 31, 2008, a total of 14,500,000 options vested and the Company recorded $151,060 amortization in stock based compensation expense.

b) Warrants

There are no warrants outstanding for the years ended May 31, 2009 and 2008.

NOTE 5     ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of May 31, 2009 and 2008 are summarized as follows:

	Amount May 31, 2009	Amount May 31, 2008
Accrued professional fees	$51,583	$148,675
Income tax payable	293,166	126
Payroll payable	681,306	547,463
Welfare	10,073	10,108
Other payable	501,443	298,117
Total	$1,337,571	$1,004,489

NOTE 6     PROPERTIES AND EQUIPMENT

The Company’s property and equipment as of May 31, 2009 and 2008 are summarized as follows:

	May 31, 2009	May 31, 2008
Office equipment and computers	$126,739	$72,032
Less: accumulated depreciation	(69,099)	(48,260)
Property and equipment, net	$57,640	$23,772

Depreciation expense from operating expenses for the year ended May 31, 2009 and 2008 were $20,839 and $13,510, respectively.

The Company expects depreciation expense for the next five years to be as follows:

Year ending May 31:
2010	$23,951
2011	21,335
2012	5,608
2013	3,975
2014	1,532
Thereafter	1,239
$57,640

NOTE 7      RELATED PARTY TRANSACTIONS

The following is a summary of related party transactions for the year ended May 31, 2009:

During the year ended May 31, 2009, Hartcourt issued 1,321,480 shares of common stock valued at $39,644 to its directors in lieu of cash compensation, issued 271,809 shares of common stock valued at $7,355 to its Chief Financial Officer in lieu of cash compensation. The stocks were valued at the average market price for the period for which service were provided.

Due to officer amount of $246,862 for the year ended May 31, 2009 is non-interest bearing and due on demand.

The following is a summary of related party transactions for the year ended May 31, 2008:

During the year ended May 31, 2008, Hartcourt issued 383,120 shares of common stock valued at $25,001 to its directors in lieu of cash compensation. The stocks were valued at the average market price for the period for which service were provided.

Due to officer amount of $196,004 for the year ended May 31, 2008 is non-interest bearing and due on demand.

NOTE 8   LOAN RECEIVABLE

Company advanced loans to agents to market their courses to the students and individual. As at May 31, 2009, these loans comprised of the following:

Loan to sales agent, interest free, secured and amount due January 15, 2010	$175,634
Loan to sales agent, interest free, secured and amount due February 15, 2010	190,270
Loan to sales agent, interest free, secured and amount due February 28, 2010	175,634
Loan to individual, 10% interest, secured and amount due March 31, 2010	105,380
Loan to individual, 10% interest, secured and amount due April 15, 2010	175,634
$822,552

All loans are secured by pledge of building license owned by the agents and individual. Managment expects these loans receivable to be collectible.

NOTE 9      INTANGIBLE ASSETS

The Company accounts for its intangible assets under the applicable guidelines of SFAS 142 “goodwill and other intangible assets” and SFAS 144 “accounting for the impairment or disposal of long lived assets”.  Where intangible assets have finite lives, they are amortized over their useful life unless factors exist to indicate that the asset has been impaired.  The Company evaluates if the assets are impaired annually or on an interim basis if an event occurs or circumstances change to suggest that the assets value has diminished.  Under SFAS 142 intangible assets with indefinite useful lives are required to be tested annually for impairment or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets.  If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.  During year ended May 31, 2009, the Company recognized no impairment. During the year ended May 31, 2008, the Company impaired its goodwill in the amount of $682,988.

At May 31, 2009, intangibles consist of the following:

Intangibles	Gross Carrying Amount	Accumulated Amortization	Net

Course Software	$724,882	$(21,057)	$703,825
Course Material	3,363,276	(143,745)	3,219,531
	$4,088,158	$(164,802)	$3,923,356

Life of intangible assets is twenty years. Amortization expense from continuing operation included cost of revenue for the year ended May 31, 2009 was $164,802.  We expect amortization expense for the next five years to be as follows:

Year ending May 31:
2010	$204,408
2011	204,408
2012	204,408
2013	204,408
2014	204,408
Thereafter	2,901,316
$3,923,356

NOTE 10     COMMITMENTS AND CONTINGENCIES

a) Employment Agreements

On and effectiveAugust 11, 2008, the Board of Directors of the Company appointed Ms. Rachel Zhang to be the Chief Financial Officer. Ms. Zhang will be employed part time in this capacity. Ms Zhang’s compensation is $2,000 per month.

On September 1, 2008, The Company signed the new employment contract with Mr. Victor Zhou. The compensation includes an annual base salary of $150,000, payable by equal monthly installment of $12,500. In addition, Mr. Zhou was granted stock options with exercise price of $0.03. The stock option vesting schedule is as following.

●	7,500,000 stock options vested pro rata over 2 years of the employment contract period.
●	3,000,000 stock options vested upon each successful new business acquisition of the Company.
●	3,000,000 stock options vested upon each full profitable year.

b) Operating Leases

The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through January 27, 2010. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law. Rental expense for the fiscal year ended May 31, 2009 and 2008 were $90,455 and $87,391, respectively.

The future minimum annual lease payments required under this operating lease are as follows:

Year Ending May 31,	Payments
2010	$15,807

c) Legal Proceedings

Hartcourt Hi-Tech Investment (Shanghai) Inc. filed a compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd for returning RMB 1,000,000 (US $146,235) which it owed the Company. On December 19, 2006, Beijing Shi Jing Shan District Court entered the judgment in this case. The court found that Hartcourt Hi-Tech Investment (Shanghai) Inc. has no rights to file the compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd. unless designated by Hartcourt Capital, Inc., which signed and was bound by the acquisition agreement. The court issued an order overruling the complaint from Hartcourt Hi-Tech Investment (Shanghai)., Inc. as the plaintiff. The plaintiff can appeal to Beijing No. 1 Intermediate People’s Court if objecting to the rule. The Company has prepared additional lawsuit material and lodged the petition to appeal to Beijing No. 1 Intermediate People’s Court.

On August 10, 2007, Hartcourt Capital Inc filed a lawsuit in the Beijing No. 1 Intermediate People’s Court against Beijing Yi Zhi He Lian Information Technology Co., Ltd to return the RMB 1,000,000 which it owes the Company. On December 10, 2008, The Beijing Senior People’s Court issued an order to withdraw the civil ruling of the Beijing No. 1 Intermediate People’s Court under no. 10077, order Beijing No. 1 Intermediate People’s Court to judge again.  The lawsuit is under judgment and the outcome cannot be estimated as of May 31, 2009.

NOTE 11       INCOME TAXES

As of the fiscal years ended May 31, 2009 and 2008, the Company had a net operating income (loss) for tax purposes of approximately $322,000 and ($1,349,000), respectively. The net operating loss carry forward may be used to reduce taxable income through the year 2027.

The gross deferred tax asset balance as of May 31, 2009 and May 31, 2008 was $1,056,000and $1,007,000 respectively. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carry forward cannot reasonably be assured. Components of deferred tax asset are as follows:

	May 31, 2009	May 31, 2008

Deferred tax asset net operation loss	$1,079,000	$1,007,000
Less: valuation allowance	(1,079,000)	(1,007,000)
	$-	$-

The following is a reconciliation of the income tax rate to the income taxes reflected in the Statement of Operations:

	May 31, 2009	May 31, 2008

Income tax expense (credit) at statutory rate-federal	$(870,000)	$(770,000)
State tax expense (credit) net of federal tax	(209,000)	(237,000)
Valuation allowance	1,056,000	1,007,000
Foreign income tax	212,791	-
Income tax expense	$212,791	$-

Income tax expense for the year ended May 31, 2009 is $212,791, consists of tax on income of the Company’s subsidiaries in China, for the year ended May 31, 2008 was $0 which is none part of discontinued operations.

For all years presented, the Company did not recognized any deferred tax assets or liabilities. The net change in valuation allowance for the years ended May 31, 2009 and 2008 were an increase of $72,000 and a decrease of $329,000, respectively.

NOTE 12      ACQUISITION OF BEIJING YANYUAN

On June 13, 2008, the Company entered into a definitive agreement to purchase 60% of the outstanding equity interests of Beijing Yanyuan. Under the terms of the agreement between Beijing Yanyuan and the Company; Hartcourt has the right to waive the following commitment of profitability; Beijing Yanyuan commitment that its net profit would exceed RMB 6 million (US $827,000) for the seven months of calendar year 2008, RMB 10 million (US $1.379 million) for the calendar year 2009, and RMB 14 million (US $1.931 million) for the calendar year 2010. In connection with the acquisition, the Company issued 69 million common shares issued to the former shareholder of Beijing Yanyuan. As per the agreement the restriction on the shares will be released in three installment based on the realization of profit over the thirty-one months period from 2008 to 2010. If the profit realized by Beijing Yanyuan in any of the three years in the period from 2008 to 2010 is less than the profit target committed by Beijing Yanyuan for such calendar year, then the number of shares will be recalculated and equal to the shares issuable time the percentage of profit realized divided by the profit target. The Company has the right to take back the rest of the shares for free.

On July 23, 2008, The Hartcourt Companies (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”) pursuant to the terms of the definitive agreement entered into between the two parties. Subject to the definitive agreement between the Company and Beijing Yanyuan, the purchase price paid by the Company in connection with its acquisition of a controlling interest in Beijing Yanyuan was 69 million shares of the Company’s restricted common stock.

The purchase price was determined using fair market value at the closing date of the transaction. The purchase price per share of the Company’s common stock was $0.05. Each share of common stock was valued at $0.05 resulting in a purchase price of $3,450,000. The assets acquired in this acquisition include course material. A summary of the Beijing Yanyuan assets acquired and the consideration for such assets is as follows:

Estimated Fair Values
Current Assets, including cash $1,505	$63,452
Property & equipment	23,272
Net Assets Acquired	86,724
Shares issued as consideration	3,450,000
Course material	$3,363,276

The operating results of Beijing Yanyuan have been consolidated with those of the Company beginning July 23, 2008. No pro-forma financial information has been presented as the operations of Beijing Yanyuan before the acquisition, were insignificant.

Mr. Zhenyu Hu, was the former owner of Beijing Yanyuan and currently the officer of Beijing Yanyuan, guaranteed, as per the terms of the agreement, if Beijing Yanyuan will not achieve 75% of the profit target for the following three years starting 2008 to 2010, Mr. Hu will compensate Hartcourt in cash equivalent to the amount of profit target not achieved. In addition, as per the terms of the agreement, if Beijing Yanyuan can not achieve 60% of the profit target for any year starting 2008 to 2010, Hartcourt has the right to receive the entire 69 million shares from Beijing Yanyuan which were paid as part of purchase consideration.

NOTE 13     ACQUISITION OF CHINA ARTS & SCIENCE ACADEMY

On October 18, 2008, the Company entered into a definitive agreement to purchase 60% of the outstanding equity of China Arts and Science Academy. Under the terms of the definitive agreement executed between China Arts and Science Academy and Hartcourt; Hartcourt has the right to waive the following commitment of profitability; China Arts and Science Academy committed that its net profit would exceed RMB5 million (US$735,294) for the first year (November 1, 2008 to October 31, 2009) in which its results are consolidated with Hartcourt’s, RMB7.5 million (US$1.103 million) for the second year (November 1, 2009 to October 31, 2010) in which its results are consolidated with Hartcourt’s, and RMB10 million (US$1.471 million) for the third year (November 1, 2010 to October 31, 2011) in which its results are consolidated with Hartcourt’s. The restricted common shares issued by Hartcourt for the acquisition will be released to those shareholders of China Arts and Science Academy whose equity interests were purchased by Hartcourt in three installments based on the profit realized by China Arts and Science Academy over the three-year period beginning on the date of Hartcourt’s purchase of 60% of the outstanding equity interests of China Arts and Science Academy.  If the profit realized by China Arts and Science Academy in any of the three one-year periods is less than the profit target committed to by China Arts and Science Academy for such one-year period, then the number of shares issuable by the Company equal to the shares issuable time the percentage of profit realized divided by the profit target. The Company has the right to take back the rest of the shares for free.

On October 31, 2008, The Hartcourt Companies Inc. (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of China E & I Development Co. Ltd., which does business as the China Arts and Science Academy (“China Arts and Science Academy”), pursuant to the terms of the definitive agreement entered into between the two parties.  Under the agreement between the Company and China Arts and Science Academy, the purchase price paid by the Company in connection with its acquisition of a controlling interest in China Arts and Science Academy was 40 million shares of the Company’s restricted common stock.

The purchase price was determined using fair market value at the closing date of the transaction. The purchase price per share of the Company’s common stock was $0.02. Each share of common stock was valued at $0.02 resulting in a purchase price of $800,000. The assets acquired in this acquisition include course software. A summary of the China Arts & Science Academy assets acquired and the consideration for such assets is as follows:

Estimated Fair Values
Current Assets, including cash $4,672	$65,917
Property & equipment	9,201
Net Assets Acquired	75,118
Shares issued as consideration	800,000
Course Software	$724,882

The operating results of China Arts and Science Academy have been consolidated with those of the Company beginning November 1, 2008. No pro-forma financial information has been presented as the operations of China Arts and Science Academy before the acquisition, were insignificant.

NOTE 14     CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other factors.

NOTE 15     SUBSEQUENT EVENTS (UNAUDITED)

On August 20, 2009, Hartcourt and its subsidiaries, Maple China Education Incorporated, a Delaware corporation, and Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China, entered into a plan of reorganization and share exchange agreement (the “Share Exchange Agreement”) with Sino-Canada, its subsidiaries, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, each of the shareholders of Sino-Canada (the “Shareholders”) and Ross Yuan, in the capacity as representative of the Shareholders. Unless the context requires otherwise, reference herein to Hartcourt includes reference to its subsidiaries and reference to Sino-Canada includes reference to its subsidiaries referenced above.

Transactions

The Share Exchange Agreement provides that Hartcourt will acquire all of the issued and outstanding shares of Sino-Canada. Immediately prior to the closing of the acquisition, Hartcourt will effect a reincorporation from the State of Utah to the State of Delaware, a 1 for 80 reverse stock split and a name change, by merging into its wholly-owned subsidiary, Maple China Education Incorporated. The surviving corporation in the reincorporation will be Maple China Education Incorporated.

Acquisition Consideration

In exchange for all of the issued and outstanding shares of capital stock of Sino-Canada, Hartcourt will issue approximately $33,623,963, worth of shares of its common stock at an agreed upon price of $0.88 per share (post-split) to the Sino-Canada shareholders in exchange for all of the issued and outstanding capital stock of Sino-Canada. Hartcourt will issue 38,209,049 shares of Hartcourt common stock in a private placement in satisfaction of the purchase price. The aggregate purchase price and the actual number of shares to be issued in the exchange remain subject to potential purchase price adjustments at the closing. The number of shares of Hartcourt common stock issued in the transaction will be decreased in the event Sino-Canada’s working capital (measured by current assets less current liabilities) decreases by more than five percent at the closing as compared to March 31, 2009, and will be increased in the event that Hartcourt’s total liabilities at closing exceeds $600,000, up to a maximum of 45,850,859 shares. The purchase price adjustment for Hartcourt’s outstanding liabilities at closing will exclude Hartcourt’s outstanding loan of up to $1,300,000 from Yuan Dian Investment Inc. that will be repaid upon the closing in accordance with its terms by issuing shares of common stock of Hartcourt at a price of $0.88 per share.

Following the acquisition, the former shareholders of Sino-Canada will own approximately 86% of the issued and outstanding shares of Hartcourt.

Post-Closing Officers and Directors

Upon the consummation of the transaction, Hartcourt’s existing officers will resign and the new management team will take over.

Further, upon the consummation of the acquisition, Hartcourt’s board of directors of Hartcourt will consist of seven directors, of which Sino-Canada will designate five members and Hartcourt will designate two members. Hartcourt and the Shareholders will enter into a voting agreement (the “Voting Agreement”) at closing to elect the respective parties nominees to Hartcourt’s board of directors following closing until immediately prior to the next annual Hartcourt meeting of stockholders.

NOTE 16       RECLASSIFICATION

Certain prior period amounts have been reclassified to conform to the year ended May 31, 2009 presentation.

Balance Sheet, August 31, 2009 (Unaudited)

	August 31, 2009	May 31, 2009

ASSETS

Cash and cash equivalents	$72,686	$102,085
Accounts Receivable	1,156,611	863,244
Prepaid expenses and other assets	11,057	5,792
Loan receivable	942,817	822,551
TOTAL CURRENT ASSETS	2,183,171	1,793,672

PROPERTY & EQUIPMENT – NET	51,684	57,640
INTANGIBLE ASSETS-NET	3,872,394	3,923,356

TOTAL ASSETS	$6,107,249	$5,774,668

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$-	$141,331
Accrued expenses and other current liabilities	1,814,171	1,337,571
Due to directors	173,308	246,862

TOTAL CURRENT LIABILITIES	1,987,479	1,725,764

MINORITY INTEREST	267,424	152,261

SHAREHOLDERS' EQUITY
Preferred Stock:
Original preferred stock, $0.01 par value, 1,000 shares authorized, none issued and outstanding	$-	$-
Class A preferred stock, 10,000,000 shares authorized, none issued and outstanding	-	-

Common stock:
$0.001 par value, 424,999,000 authorized
August 31, 2009: 389,015,544 issued 386,966,816 outstanding
May 31, 2009: 389,015,544 issued 386,966,816 outstanding	386,967	386,967
Additional paid in capital	77,203,872	77,156,131
Treasury stock, at cost, 2,048,728 shares	(48,728)	(48,728)
Other comprehensive loss	(147,373)	(143,579)
Accumulated deficit	(73,542,392)	(73,454,148)

TOTAL SHAREHOLDERS' EQUITY	3,852,346	3,896,643

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,107,249	$5,774,668

The accompanying notes form an integral part of these unaudited consolidated financial statements.

Statements of Operations for the three months ended August, 2009 (Unaudited)

	For the three month periods ended

	August 31, 2009	August 31, 2008
Net revenues	$456,938	$215,967
Cost of revenues	(107,982)	(19,941)
Gross profit	348,956	196,026

Operating costs and expenses:
General and administrative expenses	235,225	127,548
Depreciation and amortization	56,834	2,754
Total operating expenses	292,060	130,302

Operating income	56,896	65,724

Other income (expenses)
Interest income	6,995	-
Other income	-	83
Foreign currency exchange gain (loss)	(206)	5,436
Total other income	6,789	5,519

Income before income taxes and minority interest	63,686	71,243
Provision for income taxes	(36,768)	35,802
Minority interest, net of taxes	(115,161)	(58,503)
NET LOSS	(88,244)	(23,062)

OTHER COMPREHENSIVE ITEM:
Foreign currency translation gain	(3,794)	27,532

NET COMPREHENSIVE INCOME (LOSS)	$(92,038)	$4,470

BASIC AND DILUTED EARNINGS/(LOSSES) PER COMMON SHARE:	$(0.00)	$0.00

* BASIC AND FULLY DILUTED WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	386,966,816	235,761,854

* Weighted average number of shares used to compute basic and diluted loss per share is equivalent as the effect of dilutive securities is anti dilutive.

The accompanying notes form an integral part of these unaudited consolidated financial statements.

Statements of Cash Flows for the three months ended August 31, 2009 (Unaudited)

	For the three month-periods ended

	August 31, 2009	August 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(88,244)	$(23,062)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	56,834	2,754
Minority interest in loss (gain) of subsidiaries	115,161	58,503
Stock options issued for service	47,741	7,394
Changes in operating assets and liabilities:
Accounts receivable	(295,204)	(116,919)
Inventory	(361)	8,304
Prepaid expenses and other receivables	(4,118)	(81,452)
Accounts payable	(141,331)	57,135
Accrued expenses and other current liabilities	477,264	89,252
NET CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUED OPERATIONS	167,742	1,909

CASH FLOWS FROM INVESTING ACTIVITIES:
Loan receivable	(121,297)	-
Due to officer	(73,554)	-
Cash received on acquisition of Subsidiary	-	1,505
NET CASH PROVIDED BY(USED IN) INVESTING ACTIVITIES	(194,851)	1,505

The accompanying notes form an integral part of these unaudited consolidated financial statements.

(continued)

	For the three month periods ended

	August 31, 2009	August 31, 2008
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments to) related parties-net	-	11,740

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(2,290)	(10,371)

NET INCREASE / (DECREASE) IN CASH AND CASH EQUIVALENTS	(29,399)	4,783

CASH AND CASH EQUIVALENTS -
BEGINNING BALANCE	102,085	4,907

CASH AND CASH EQUIVALENTS – ENDING BALANCE	$72,686	$9,690

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS
Cash paid for interest	$-	$-
Cash paid for income taxes	$-	$-

The accompanying notes form an integral part of these unaudited consolidated financial statements.

Notes to Unaudited Financial Statements

NOTE 1  GENERAL

The Hartcourt Companies, Inc. ("Hartcourt" “We/Our” or the "Company"), was incorporated in Utah in 1983.  Previously, we were a distributor of internationally well known brand named IT hardware products and related services in the People’s Republic of China. In August 2006, we announced our intention to change our business by focusing on the vocational/training and education marketplace in the People’s Republic of China.

On May 15, 2007, we completed the purchase of 100% of the equity interests in China Princely Education Technology Development Company Limited (“China Princely”), an authorized accrediting organization for China vocational education located in Beijing, PRC. Under the terms of the purchase agreement, we paid to the shareholders of China Princely 5,400,000 shares of our restricted common stock at closing.  After closing, we changed the name of China Princely to Hartcourt Princely Education Technology Development (Beijing) Co., Ltd.

On June 13, 2008, The Hartcourt Companies, Inc. (the “Company”) entered into a definitive agreement to purchase 60% of the equity interests in Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”), a well-known training institution in China. Under the terms of the definitive agreement executed between Beijing Yanyuan and the Company, the purchase price that the Company agreed to pay to the shareholders of Beijing Yanyuan 69 million shares of the Company’s restricted common stock, which, pursuant to the purchase agreement, will be payable upon closing of the acquisition. Hartcourt has the right to waive the following commitment of profitability; Beijing Yanyuan committed that its net profit would exceed RMB 6 million (US$827,000) for the seven months of calendar year 2008, RMB10 million (US$1.379 million) for the calendar year 2009, and RMB14 million (US$1.931 million) for the calendar year 2010.

On July 23, 2008, The Hartcourt Companies (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of Beijing Yanyuan Rapido Education Company (“Beijing Yanyuan”) pursuant to the terms of the definitive agreement entered into between the two parties. Subject to the definitive agreement between the Company and Beijing Yanyuan, the purchase price paid by the Company in connection with its acquisition of a controlling interest in Beijing Yanyuan was 69 million shares of the Company’s restricted common stock.

On October 18, 2008, the Company entered into a definitive agreement to purchase 60% of the outstanding equity interests of China Arts and Science Academy. Under the terms of the definitive agreement executed between China Arts and Science Academy and Hartcourt; Hartcourt has the right to waive the following commitment of profitabilitiy; China Arts and Science Academy committed that its net profit would exceed RMB5 million (US$735,294) for the first year (November 1, 2008 to October 31, 2009) in which its results are consolidated with Hartcourt’s, RMB7.5 million (US$1.103 million) for the second year (November 1, 2009 to October 31, 2010) in which its results are consolidated with Hartcourt’s, and RMB10 million (US$1.471 million) for the third year (November 1, 2010 to October 31, 2011) in which its results are consolidated with Hartcourt’s. The restricted common shares issued by Hartcourt for the acquisition will be released to those shareholders of China Arts and Science Academy whose equity interests were purchased by Hartcourt in three installments based on the profit realized by China Arts and Science Academy over the three-year period beginning on the date of Hartcourt’s purchase of 60% of the outstanding equity interests of China Arts and Science Academy.

On October 31, 2008, The Hartcourt Companies Inc. (the “Company”) completed the acquisition of 60 percent of the outstanding equity interests of China E & I Development Co. Ltd., which does business as the China Arts and Science Academy (“China Arts and Science Academy”), pursuant to the terms of the definitive agreement entered into between the two parties.  Under the agreement between the Company and China Arts and Science Academy, the purchase price paid by the Company in connection with its acquisition of a controlling interest in China Arts and Science Academy was 40 million shares of the Company’s restricted common stock.

As of August 31, 2009, the Company owns 100% of three (3) British Virgin Island (“BVI”) incorporated companies: (1) Hartcourt China Inc., (2) Hartcourt Capital Inc., and (3) AI-Asia Inc. All three of these BVI subsidiaries are holding companies for assets located in China.

As of August 31, 2009, Hartcourt Capital Inc. owns 100% of the equity interest of Hartcourt Hi-Tech Investment (Shanghai) Inc. while Hartcourt Hi-Tech Investment (Shanghai) Inc., through nominee shareholder, owns 100% of the equity interest of Shanghai Jiumeng Information Technology Co., Ltd. These two companies are located in Shanghai, China. In April 2007, the Company decided to wind up Hartcourt Hi-Tech Investment (Shanghai) Inc. As of May 31, 2008, the wind-up process was completed. Shanghai Jiumeng Information Technology Co., Ltd owns 60% of the equity interest of Beijing Yanyuan Rapido Education Company.

As of August 31, 2009, AI-Asia, Inc., the third holding company, owns 100% of the equity interest of Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd (former name is AI-Asia (Shanghai) Information Technology, Inc), located in Shanghai, China, and owns 100% of the equity interest of Hartcourt Princely. AI-Asia, Inc owns 60% of the equity interest of China Arts and Science Academy.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)  Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of financial information, but do not include all the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The audited consolidated financial statements for the fiscal year ended May 31, 2009 were filed on September 14, 2009 with the Securities and Exchange Commission and are hereby referenced. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the three-month period ended August 31, 2009 are not necessarily indicative of the results that may be expected for the year ended May 31, 2010.

b)  Basis of Consolidation

The Company’s financial statements for the three months ended August 31, 2009 are consolidated to include the accounts of The Hartcourt Companies Inc., the wholly owned subsidiaries Hartcourt China Inc., Hartcourt Capital Inc., Hartcourt Hi-Tech Investment (Shanghai) Inc., Ai-Asia Inc., Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., Shanghai Jiumeng Information Technology Co., Ltd, Hartcourt Princely Education Technology Development Company Limited, 60 percent owned Beijing Yanyuan Rapido Education Company and 60 percent owned China Arts and Science Academy from the date of acquisition. All significant inter-company accounts and transactions have been eliminated in consolidation.

c)  Cash and Cash Equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents. As Hartcourt’s business activities are located in China, substantial amounts of cash are deposited in foreign banks located in China, which do not have the protection programs similar to that of the US (FDIC).

d)  Prepaid expenses

Prepaid expenses are expenses that are allocated into the period in which they are incurred and in subsequent periods, and be amortized within one year (inclusive). They include amortization of low-valued consumables, prepaid insurance expenses, lump-sum payment for stamps in large amount that need to be amortized.

Prepaid expenses generally will be amortized in equal installments and charged as costs or expenses of periods benefiting within one year. If certain prepaid expense item cannot benefit the Company any more, its un-amortized amount is recorded as an expense for the current period. Prepaid expenses amounted to $11,057 and $5,792 at August 31, 2009 and May 31, 2009 respectively and is included in “Prepaid expenses and other current assets” in the accompanying financial statements.

e)  Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 3 to 10 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations. Expenditures for maintenance and repairs are charged to operations as incurred.

f)  Impairment of Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of Auguat 31, 2009, there was no impairments of its long-lived assets used in operations.

g)  Income Taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

h)  Stock-Based Compensation

The Company adopted SFAS No. 123 (Revised 2004), Share Based Payment (“SFAS No. 123R”), under the modified-prospective transition method on June 1, 2006. SFAS No. 123R requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Share-based compensation recognized under the modified-prospective transition method of SFAS No. 123R includes share-based compensation based on the grant-date fair value determined in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, for all share-based payments granted prior to and not yet vested as of June 1, 2006 and share-based compensation based on the grant-date fair-value determined in accordance with SFAS No. 123R for all share-based payments granted after June 1, 2006. SFAS No. 123R eliminates the ability to account for the award of these instruments under the intrinsic value method prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and allowed under the original provisions of SFAS No. 123. Prior to the adoption of SFAS No. 123R, the Company accounted for the Company’s stock option plans using the intrinsic value method in accordance with the provisions of APB Opinion No. 25 and related interpretations.

i)  Foreign Currencies Translation

Assets and liabilities in foreign currency are recorded at the balance sheet date at the rate prevailing on that date. Items of income statement are recorded at the average exchange rate. Gain or loss on foreign currency transactions are reflected on the income statements. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheets, as component of comprehensive income (loss). The functional currencies of the Company are Chinese Renminbi and Hong Kong Dollars. The following companies are using Chinese Renminbi: Hartcourt Princely, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd, Beijing Yanyuan Rapido Education Company, China Arts and Science Academy, Hartcourt Hi-Tech Investment (Shanghai) Inc., and Shanghai Jiumeng Information Technology Co., Ltd. The following companies are using Hongkong Dollars: Al-Asia Inc., Hartcourt China Inc. and Hartcourt Capital.

j)    Basic and diluted earning per share

Earning per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings Per Share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net earning per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net earning per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

k)  Recently Issued Accounting Standards

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2010 and will be applied prospectively. The Company will adopt the requirements of this pronouncement for the quarter ended June 30, 2010. The Company does not anticipate the adoption of SFAS 165 will have an impact on its consolidated results of operations or consolidated financial position.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after June 15, 2010.

 NOTE 3  LOAN RECEIVABLE

 Company advanced loans to agents to market their courses to the students and individual. As at August 31, 2009, these loans comprised of the following:

Loan to sales agent, interest free, secured and amount due January 15, 2010	$175,408
Loan to sales agent, interest free, secured and amount due February 15, 2010	190,025
Loan to sales agent, interest free, secured and amount due February 28, 2010	175,408
Loan to individual, 10% interest, secured and amount due March 31, 2010	182,716
Loan to individual, 10% interest, secured and amount due April 15, 2010	219,260
942,817

During the three months period ended August 31, 2009, the Company has interest income of $6,995.

NOTE 4  PROPERTIES AND EQUIPMENT

The Company’s property and equipment as of August 31, 2009 and May 31, 2009 are summarized as follows:

	August 31, 2009	May 31, 2009
Office equipment and computers	$102,817	126,739
Less: accumulated depreciation	(51,133)	(69,099)
Property and equipment, net	$51,684	57,640

NOTE 5  INTANGIBLE ASSETS

The Company accounts for its intangible assets under the applicable guidelines of SFAS 142 “goodwill and other intangible assets” and SFAS 144 “accounting for the impairment or disposal of long lived assets”.  Where intangible assets have finite lives, they are amortized over their useful life unless factors exist to indicate that the asset has been impaired.  The Company evaluates if the assets are impaired annually or on an interim basis if an event occurs or circumstances change to suggest that the assets value has diminished.  Under SFAS 142 intangible assets with indefinite useful lives are required to be tested annually for impairment or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets.  If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.  During three months periods ended August 31, 2009, the Company recognized no impairment.

 At August 31, 2009 and May 31, 2009, intangibles consist of the following:

	August 31, 2009	May 31, 2009
Course Software	$724,882	$724,882
Course Material	3,363,276	3,363,276
Accumulated Amortization	(215,764)	(164,802)
	3,872,394	3,923,356

Life of intangible assets is twenty years. Amortization expense from continuing operation included cost of revenue for the year ended August 31, 2009 and 2008 were $50,962 and $0, respectively.  We expect amortization expense for the next five years to be as follows:

Period ending August 31:
2010	$203,848
2011	203,848
2012	203,848
2013	203,848
2014	203,848
Thereafter	2,853,153
$3,872,393

NOTE 6  DUE TO RELATED PARTY

The amount due to directors as of August 31, 2009 and May 31, 2009 were $173,308 and $246,862, respectively. This amount represents director fee due to the Company’s directors. The amount due to directors is interest free, unsecured and due on demand.

NOTE 7  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities as of August 31, 2009 and May 31, 2009 are summarized as follows:

	August 31, 2009	May 31, 2009

Accrued professional fees	$132,214	$51,583
Payroll payable	736,994	681,306
Welfare	10,055	10,073
Income tax payable	344,756	293,166
Loan payable	181,429	-
Other payable	408,723	301,443
Total	$1,814,171	$1,337,571

NOTE 8  EARNINGS / (LOSSES) PER SHARE

Basic and diluted (loss) income per common share is computed as follows:

	August 31, 2009	May 31, 2009

Net loss	$(88,244)	$(23,062)

Weighted average shares outstanding	386,966,816	304,561,261

Basic and dilutive loss per share	$(0.00)	$(0.00)

As of August 31, 2009, the Company had ,28,200,000 options outstanding, each exercisable for one share of our common stock. These instruments were not included in the computation of diluted earnings per share for any of the periods presented because the Company has retained loss as of August 31, 2009.

NOTE 9  SHAREHOLDERS’ EQUITY

a)  Capitalization

The total number of shares of stock which the Company has the authority to issue is 434,999,000 consisting of 424,999,000 shares of common stock, $0.001 par value, 1,000 shares of original preferred stock, $0.01 par value (the Original Preferred Stock), and 10,000,000 shares of Class A preferred stock. The total number of shares of the Company’s common stock outstanding as of August 31, 2009 and May 31, 2009 are 386,966,816 and 386,966,816 respectively.

b)  Original Preferred Stock

On July, 14, 2004, the founder of Hartcourt, Dr. Alan V Phan, converted his 1,000 shares of Original Preferred Stock into 2,000,000 shares of Hartcourt common stock. After the conversion, no Original Preferred Stock was outstanding as of August 31, 2009.

c)  Class A Preferred Stock

The 10,000,000 shares of authorized and unissued Class A Preferred Stock may be split with such designations, power, preferences and other rights and qualifications, limitations and restrictions thereof as the Company’s Board of Directors elects for a given series. No shares have been issued.

d)  Equity Transactions

There is no equity transaction during the three months period ended August 31, 2009.

Stock Option Plan

In November 2005, the Company adopted a stock option plan to attract and retain qualified persons for positions of substantial responsibility as officers, directors, consultants, legal counsel, and other positions of significance to the Company (the “2005 Plan”). The 2005 Plan provides for the issuance of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock, or other property. The total number of shares of our common stock that may be subject to awards under the 2005 Plan is equal to 35,000,000 shares, plus (i) the number of shares with respect to which awards previously granted under the 2005 Plan that terminates without the issuance of the shares or where the shares are forfeited or repurchased; (ii) with respect to awards granted under the 2005 Plan, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award and (iii) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2005 Plan. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate on the earlier of (1) ten years after the later of (x) its adoption by our Board of Directors, or (y) the approval of an increase in the number of shares reserved under the 2005 Plan by our Board of Directors (contingent upon such increase being approved by our shareholders) and (2) such time as no shares of our common stock remain available for issuance under the 2005 Plan and we have no further rights or obligations with respect to outstanding awards under the 2005 Plan. Options granted under the 2005 Plan are restricted as to sale or transfer.

The 2005 Plan was approved on November 23, 2005 during the annual shareholders meeting.

The number of shares of common stock reserved and available under the 2005 Plan was increased from 35,000,000 to 70,000,000 at the annual meeting of shareholders on February 24, 2007.

On September 1, 2008, the Company granted Victor Zhou CEO of the Company, an option to purchase the Company’s common stock at exercise price of $0.03 according to the following vesting schedule and based on the 2005 Plan.

●	7,500,000 stock options vested pro rata over 2 years of the employment contract period.
●	3,000,000 stock options vested upon each successful new business acquisition of the Company.
●	3,000,000 stock options vested upon each full profitable year.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Weighted average expected life of the options	6.25 years
Expected volatility	127.39%
Expected dividend yield	0

On September 11 2008, the Company granted Wilson Li, Chairman of the Board, an option to purchase 5,000,000 shares of the Company’s common stock at exercise price of $0.03. The option will vest on September 11, 2010 and is exercisable within five years time after vesting.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Weighted average expected life of the options	7.00 years
Expected volatility	127.39%
Expected dividend yield	0

On September 11 2008, the Company granted George Xu, independent director of the Company, an option to purchase 1,000,000 shares of the Company’s common stock at exercise price of $0.03. Each option will vest on September 11, 2010 and is exercisable within five years time after vesting.

On September 11 2008, the Company granted Stephen Tang, former independent director of the company, an option to purchase 1,000,000 shares of the Company’s common stock at exercise price of $0.03. Each option will vest on September 11, 2010 and is exercisable within five years time after vesting. The stock option was terminated 90 days after his departure on April 11, 2009 from the Company.

The following assumptions were used to calculate the fair value of the options granted:

Risk-free interest rate	4.92%
Expected life of the options	7.00 years
Expected volatility	127.39%
Expected dividend yield	0

The following table summarizes the activity of stock options:

		Weighted
		Average	Aggregate
	Number of	Exercise	Intrinsic
	Options	Price	Value

Shares under options at May 31, 2008	34,600,000	$0.06	$690,000
Granted	20,500,000	-
Exercised	-	-
Expired	-	-
Cancelled	25,900,000	-

Shares under options at May 31, 2009	29,200,000	$0.06	$-
Granted	-	-
Exercised	-	-
Expired	-	-
Cancelled	1,000,000	-

Shares under options at August 31, 2009	28,200,000	$0.06	$-

Additional information relating to stock options outstanding and exercisable at August 31, 2009 summarized by the exercise price is as follows:

		Weighted
	Number of	Average	Weighted	Number	Weighted
Range of	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	August 31,	Contractual	Exercise	August 31,	Exercise
Price	2009	Life	Price	2009	Price

$0.03 - $0.05	28,000,000	4.59 Year	$0.04	828,000	$0.04
$0.09	200,000	1.52 Year	$0.09	200,000	$0.09

During the three months period ended August 31, 2009, no options vested and the Company recorded $47,741 amortization in stock based compensation expense.

Additional information relating to stock options outstanding and exercisable at August 31, 2008 summarized by the exercise price is as follows:

		Weighted
	Number of	Average	Weighted	Number	Weighted
Range of	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	May 31,	Contractual	Exercise	May 31,	Exercise
Price	2008	Life	Price	2008	Price

$0.04 - $0.05	17,000,000	3.95 Year	$0.05	17,000,000	$0.05
$0.09	5,300,000	2.55 Year	$0.09	5,300,000	$0.09

During the three months period ended August 31, 2008, a total of 1,875,000 options vested and the Company recorded $7,394 amortization in stock based compensation expense.

b)  Warrants

None

NOTE 10  COMMITMENTS AND CONTINGENCIES

a)  Employment Agreements

None

b)  Operating Leases

The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through January 27, 2010. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law. Rental expense for the fiscal year ended August 31, 2009 and 2008 were $3,947 and $14,410, respectively.

The future minimum annual lease payments required under this operating lease are as follows:

Year Ending May 31,	Payments
2010	$11,840

c)  Legal Proceedings

Hartcourt Hi-Tech Investment (Shanghai) Inc. filed a compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd for returning RMB 1,000,000 (US $146,235) which it owed the Company. On December 19, 2006, Beijing Shi Jing Shan District Court entered the judgment in this case. The court found that Hartcourt Hi-Tech Investment (Shanghai) Inc. has no rights to file the compliant against Beijing Yi Zhi He Lian Information Technology Co., Ltd. unless designated by Hartcourt Capital, Inc., which signed and was bound by the acquisition agreement. The court issued an order overruling the complaint from Hartcourt Hi-Tech Investment (Shanghai)., Inc. as the plaintiff. The plaintiff can appeal to Beijing No. 1 Intermediate People’s Court if objecting to the rule. The Company has prepared additional lawsuit material and lodged the petition to appeal to Beijing No. 1 Intermediate People’s Court.

On August 10, 2007, Hartcourt Capital Inc filed a lawsuit in the Beijing No. 1 Intermediate People’s Court against Beijing Yi Zhi He Lian Information Technology Co., Ltd to return the RMB 1,000,000 which it owes the Company. On December 10, 2008, The Beijing Senior People’s Court issued an order to withdraw the civil ruling of the Beijing No. 1 Intermediate People’s Court under no. 10077, order Beijing No. 1 Intermediate People’s Court to judge again.  The lawsuit is under judgment and the outcome cannot be estimated as of August 31, 2009.

NOTE 11  CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other factors.

NOTE 12  SUBSEQUENT EVENTS

On August 20, 2009, Hartcourt and its subsidiaries, Maple China Education Incorporated, a Delaware corporation, and Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China, entered into a plan of reorganization and share exchange agreement (the “Share Exchange Agreement”) with Sino-Canada, its subsidiaries, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, each of the shareholders of Sino-Canada (the “Shareholders”) and Ross Yuan, in the capacity as representative of the Shareholders. Unless the context requires otherwise, reference herein to Hartcourt includes reference to its subsidiaries and reference to Sino-Canada includes reference to its subsidiaries referenced above. The condition for the closure of the transaction had not occurred as of October 20, 2009.

a)  Transactions

The Share Exchange Agreement provides that Hartcourt will acquire all of the issued and outstanding shares of Sino-Canada. Immediately prior to the closing of the acquisition, Hartcourt will effect a reincorporation from the State of Utah to the State of Delaware, a 1 for 80 reverse stock split and a name change, by merging into its wholly-owned subsidiary, Maple China Education Incorporated. The surviving corporation in the reincorporation will be Maple China Education Incorporated.

b)  Acquisition Consideration

In exchange for all of the issued and outstanding shares of capital stock of Sino-Canada, Hartcourt will issue approximately $33,623,963, worth of shares of its common stock at an agreed upon price of $0.88 per share (post-split) to the Sino-Canada shareholders in exchange for all of the issued and outstanding capital stock of Sino-Canada. Hartcourt will issue 38,209,049 shares of Hartcourt common stock in a private placement in satisfaction of the purchase price. The aggregate purchase price and the actual number of shares to be issued in the exchange remain subject to potential purchase price adjustments at the closing. The number of shares of Hartcourt common stock issued in the transaction will be decreased in the event Sino-Canada’s working capital (measured by current assets less current liabilities) decreases by more than five percent at the closing as compared to March 31, 2009, and will be increased in the event that Hartcourt’s total liabilities at closing exceeds $600,000, up to a maximum of 45,850,859 shares. The purchase price adjustment for Hartcourt’s outstanding liabilities at closing will exclude Hartcourt’s outstanding loan of up to $1,300,000 from Yuan Dian Investment Inc. that will be repaid upon the closing in accordance with its terms by issuing shares of common stock of Hartcourt at a price of $0.88 per share.

Following the acquisition, the former shareholders of Sino-Canada will own approximately 86% of the issued and outstanding shares of Hartcourt.

c)  Post-Closing Officers and Directors

Upon the consummation of the transaction, Hartcourt’s existing officers will resign and the new management team will take over.

Further, upon the consummation of the acquisition, Hartcourt’s board of directors of Hartcourt will consist of seven directors, of which Sino-Canada will designate five members and Hartcourt will designate two members. Hartcourt and the Shareholders will enter into a voting agreement (the “Voting Agreement”) at closing to elect the respective parties nominees to Hartcourt’s board of directors following closing until immediately prior to the next annual Hartcourt meeting of stockholders.

SINO-CANADA INVESTMENT GROUP INC.

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Sino-Canada Investment Group

We have audited the accompanying consolidated balance sheets of Sino-Canada Investment Group and its subsidiaries (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sino-Canada Investment Group and its subsidiaries as of December 31, 2008 and 2007, and the results of its consolidated statements of operations, stockholders' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KABANI & COMPANY, INC.

CERTIFIED PUBLIC ACCOUNTANTS

Los Angeles, California
November 5, 2009

Balance Sheets as of December 31, 2008 and December 31, 2007

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
BALANCE SHEETS
AS AT DECEMBER 31, 2008 AND 2007

ASSETS

	2008	2007

CURRENT ASSETS:
Cash and cash equivalents	$374,734	$1,709,353
Account receivable	138,454	125,945
Notes receivable	437,701	-
Loans receivable	5,755,471	2,023,517
Other receivable	268,232	83,338
Total current assets	6,974,592	3,942,152

PROPERTY AND EQUIPMENT, NET	21,547,073	12,173,828
LAND USE RIGHTS, NET	2,481,808	2,389,293
LONG TERM INVESTMENT	-	27,345
TOTAL ASSETS	$31,003,473	$18,532,617

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Advance payments by students	$141,500	$83,684
Other payable	252,179	384,074
Loans payable	12,847,457	7,101,545
Accrued payroll	94,625	22,190
Accrued expenses	30,588	151,373
Unearned revenue	2,528,306	1,907,331
Deposit	-	95,583
Total current liability	15,894,655	9,745,781

LONG-TERM LIABILITY:
Long term loan	-	123,786
Deposit	98,968	48,527
Total long-term liability	98,968	172,313

COMMITMENT

STOCKHOLDERS' EQUITY:
Capital	12,234,560	7,781,978
Retained earning	1,873,194	521,321
Other comprehensive income	902,096	311,225
Total stockholders' equity	15,009,850	8,614,524
TOTAL LIABILITY & STOCKHOLDERS' EQUITY	$31,003,473	$18,532,617

The accompanying notes form an integral part of these financial statements.

Statement of Income for the years ended December 31, 2008 & 2007

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2008 & 2007

	2008	2007

Revenue
Education	$3,891,377	$2,646,468
Service	1,291	17,212
Net revenue	3,892,668	2,663,680

Operating expenses
General and administrative expenses	2,927,395	1,663,730

Income from operations	965,273	999,950

Other income (expense):
Interest income	14,373	579
Interest expense	-	(21,800)
Other income (expense), net	372,227	161,101
Total other income (expense)	386,600	139,880

Net income	1,351,873	1,139,830

Other comprehensive item:
Foreign currency translation gain	590,871	186,479

Net comprehensive income (loss)	$1,942,744	$1,326,309

The accompanying notes form an integral part of these financial statements.

Statement of Cash Flows for the years ended December 31, 2008 & 2007

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$1,351,873		$1,139,830

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	550,046		471,778
Amortization	66,778		61,036
Changes in operating assets and liabilities:
Accounts receivable	(3,993)		5,472
Note receivable	(430,849)		-
Other receivable	(176,494)		(31,264)
Other payable	(159,487)		305,504
Salary payable	69,835		23,308
Advance payment by students	51,383		45,387
Unearned revenue	485,249		622,859
Deposit	(53,956)		69,132
Accrued expenses	(124,611)		117,550
Net cash provided by operating activities	1,625,774		2,830,592

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(4,579,757)		(314,894)
Disposal of fixed asset	-		511,298
Loan receivable	(3,539,853)		(1,936,932)
Long-term investment	28,723		(28,723)
Net cash used in investing activities	(8,090,887)		(1,769,251)

CASH FLOWS FROM FINANCING ACTIVITIES:
Change in paid in capital	-		5,744,650
Long term debt	(130,026)		42,636
Loan payable	5,186,811		(6,081,146)
Net cash provided by (used in) financing activities	5,056,785		(293,860)

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(1,408,328)		767,481

FOREIGN CURRENCY TRANSLATION	73,709		168,608

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	1,709,353		773,264

CASH & CASH EQUIVALENTS, ENDING BALANCE	$374,734		$1,709,353

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-		$-
Income tax paid	$-		$-

NON CASH TRANSACTION:
Contribution with fixed assets	$4,452,582	$

The accompanying notes form an integral part of these financial statements.

Statements of Stockholders’ Equity for the years ended December 31, 2008 & 2007

SINO CANADA INVESTMENT GROUP INC.
STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	Capital	Accumulated Income/(Deficit)	Other Comprehensive Income/(Loss)	Total Stockholder's Equity

Balance, December 31, 2006	$2,531,256	$(211,907)	$124,746	$2,444,095

Capital contribution	5,250,722	-	-	5,250,722

Translation Adjustment	-	-	186,479	186,479

Net Income for the year ended December 31, 2007	-	733,227	-	733,227

Balance, December 31, 2007	7,781,978	521,321	311,225	8,614,524

Capital contribution	4,452,582	-	-	4,452,582

Translation Adjustment	-	-	590,871	590,871

Net Income for the year ended December 31, 2008	-	1,351,873	-	1,351,873

Balance, December 31, 2008	$12,234,560	$1,873,194	$902,096	$15,009,850

The accompanying notes form an integral part of these financial statements.

Notes to Financial Statements

NOTE 1- ORGANIZATION AND DESCRIPTION OF BUSINESS

Sino-Canada Investment Group, Inc. (“The Company” or “Sino-Canada”), was established in 2003, in accordance with the Company Law of the People’s Republic of China.  Sino-Canada is primarily engaged in the investment and management business in the sector of private education in China.

Sino-Canada operates through its wholly owned subsidiaries Sino-Canada High School (“SCHS”), Canadian Learning Systems Corporation （“CLSC”）, Wujiang Huayu Property Management Company (“PM”), Sino-Canada Middle School (“SCMS”), and Wujiang Fenghua Training center (“TC”)

SCHS is a fully certified Canadian Offshore High School in China, and it was established in 2005. It provides education service based on British Columbia, Canada and China High School Curriculum to its students. SCHS’s students are duly registered with ministry of education of both British Columbia as well as China, and are awarded with dual diploma from both countries upon graduation. Majority of SCHS’s graduating students entered into universities and colleges in European Union and North America.

Sino-Canada provides education management services primarily through its subsidiary Canadian Learning Systems Corporation, or CLSC. CLSC was incorporated in November 2003 in the British Virgin Islands.  CLSC has entered into an exclusive management service agreement with Sino-Canada High School, Sino-Canada Middle School, and Wujiang Fenghua Training Center. Under these agreements, CLSC charges exclusive management service fee to Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center.

Wujiang Huayu Property Management Company (PM) provides property management and consulting services to SCHS and outside companies other than Sino-Canada subsidiaries. PM was established in 2004.

Sino-Canada Middle School (SCMS) provides private junior high school diploma education to local Chinese students, and it was established in 2005. Wujiang Fenghua Training Center (TC) offer students wide range of vocational or technical training programs, and it was established in 2008.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements are as follows:

Principles of Consolidation

Per Statement of Financial Accounting Standard (SFAS) #141, all business combinations is accounted for by the purchase method. Acquisitions were recorded as purchases in accordance with Accounting Principles Board Opinion No. 16 (APB #16), “Business Combinations”, as modified, and the purchase prices were allocated to the assets acquired, and liabilities assumed based upon their estimated fair value at the purchase date. The excess purchase price over the net asset value has been recorded as goodwill and is included in intangibles in the accompanying balance sheet. The operating results of the acquired entities are included in the Company’s consolidated financial statements from the dates of acquisition.

The consolidated financial statements for year ended December 31, 2008 include the accounts of the Company and its wholly owned subsidiary SCHS, PM, and TC, that for the year ended December 31, 2007 include the accounts of the Company and its wholly owned subsidiary SCHS and PM. All significant inter-company accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The Company’s functional currency is the Chinese Renminbi (RMB) and Canadian dollar (CAD); however the accompanying financial statements have been translated and presented in United States Dollars ($). In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The following companies are using Chinese Renminbi: Sino-Canada Investment Group, Sino-Canada High School, Wujiang Huayu Property Management Company, Sino-Canada Middle School, and Wujiang Fenghua Training center. Canadian Learning Systems Corporation is using Canadian dollar.

Use of Estimates

In preparing of the consolidated financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that is readily convertible into cash and cash equivalents. The Company maintains its cash in bank deposit accounts. As of December 31, 2008 and 2007, cash and cash equivalent amounted to $374,734 and $1,709,353, respectively.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 5 to 45 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations.

Intangible Assets

The Company applies criteria specified in SFAS No. 141, “Business Combinations” to determine whether an intangible asset should be recognized separately from goodwill. Intangible assets acquired through business acquisitions are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Per SFAS 142, intangible assets with definite lives are amortized over their estimated useful life and reviewed for impairment in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.” Intangible assets, such as purchased technology, trademark, customer list, user base and non-compete agreements, arising from the acquisitions of subsidiaries and variable interest entities are recognized and measured at fair value upon acquisition. Intangible assets are amortized over their estimated useful lives from one to ten years. The Company reviews the amortization methods and estimated useful lives of intangible assets at least annually or when events or changes in circumstances indicate that assets may be impaired. The recoverability of an intangible asset to be held and used is evaluated by comparing the carrying amount of the intangible asset to its future net undiscounted cash flows. If the intangible asset is considered to be impaired, the impairment loss is measured as the amount by which the carrying amount of the intangible asset exceeds the fair value of the intangible asset, calculated using a discounted future cash flow analysis. The Company uses estimates and judgments in its impairment tests, and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Unearned Revenue

The Company received the tuition fee from students in advance every year in September. The tuition fee income is recognized over twelve month period. As at December 31, 2008 and 2007, the Company recorded unearned revenue of $2,528,306 and $1,907,331, respectively.

Revenue Recognition

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin N0. 104 “Revenue Recognition in Financial Statements” (“SAB 104”). SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. Revenue is recognized upon  (i) the services are performed, (ii) collectability is probable and (iii) such revenues are contractually nonrefundable.

The Company derives its revenue mainly from tuition fees and application fees. Tuition fees is collected in advance on or before new semesters started. Tuition fee is recognized as revenue proportionately as the instructions are delivered. Tuition fees paid in advance are recorded as unearned revenue in balance sheet. Company receives application fees from students to appear for the aptitude test before the admission is granted. This application fees is a one time, non-refundable fees. Therefore, application fees is collected and recognized as revenue upon receipt of the fees.

Other income

The Company records other income on various services provided to the students, i.e. uniform fee, registration fee, meal, utilities, school bus fee, insurances, book fee, etc. Most of the other fees are collected together with the tuition at the beginning of each semester year. The difference between the amount received from the student and the amount paid to the vendor is recognized as ‘other various services’ income at the time when payment is made to the vendor. As at December 31, 2008 and 2007, other income amounted to $372,227 and $161,101, respectively.

Foreign Currency Translation

As of December 31, 2008, the accounts of the Company were maintained, and their financial statements were expressed in their local currencies. Such consolidated financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation," with the Chinese Renminbi (RMB) as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the period or year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income”.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders' equity and amounted to $590,871 and $186,479 for the years ended December 31, 2008 and 2007, respectively.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Statement of Cash Flows

In accordance with Statement of Financial Accounting Standards No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure About Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. The Company operates in two segments, Education and Services.

Recent Accounting Pronouncements

FASB Statement No. 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk–related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on its results of operations or financial position.

In May 0f 2008, FSAB issued SFASB No.162, The Hierarchy of Generally Accepted Accounting Principles.  The pronouncement mandates the GAAP hierarchy reside in the accounting literature as opposed to the audit literature.  This has the practical impact of elevating FASB Statements of Financial Accounting Concepts in the GAAP hierarchy.  This pronouncement will become effective 60 days following SEC approval.  The company does not believe this pronouncement will impact its financial statements.

In May of 2008, FASB issued SFASB No. 163, Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.  The scope of the statement is limited to financial guarantee insurance (and reinsurance) contracts.  The pronouncement is effective for fiscal years beginning after December 31, 2008.  The company does not believe this pronouncement will impact its financial statements.

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2010 and will be applied prospectively. The Company will adopt the requirements of this pronouncement for the quarter ended June 30, 2010. The Company does not anticipate the adoption of SFAS 165 will have an impact on its consolidated results of operations or consolidated financial position.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after June 15, 2010.

NOTE 3- NOTE RECEIVABLE

The Company has note receivable from unrelated parties. The note is due on demand, unsecured and interest free. As on December 31, 2008 and 2007, the note receivable amounted to $437,701 and $0, respectively.

NOTE 4-LOANS RECEIVABLE

The Company has several loans receivable from third parties. The loans are due on demand, unsecured and interest free. As on December 31, 2008 and 2007, the loans receivable amounted to $5,755,471 and $2,023,517, respectively. Following is the breakup of loans to various parties:

2008
Loan receivable, interest free, unsecured, due on demand. Party A	$3,326,122
Loan receivable, interest free, unsecured, due on demand. Party B	1,386,052
Loan receivable, interest free, unsecured, due on demand. Party C	701,196
Loan receivable, interest free, unsecured, due on demand. Party D	342,101
Total	$5,755,471

2007
Loan receivable, interest free, unsecured, due on demand. Party B	$1,298,879
Loan receivable, interest free, unsecured, due on demand. Party C	656,276
Loan receivable, interest free, unsecured, due on demand. Party E	68,362
Total	$2,023,517

NOTE 5- PROPERTIES AND EQUIPMENT

The Company’s property and equipment as of December 31, 2008 and December 31, 2007 are as follows:

	2008	2007
Building	$21,245,675	$11,361,752
Machinery	752,359	705,041
Vechile	70,820	66,366
Equipment	1,084,231	1,030,762

Accumulated depreciation	(1,606,012)	(990,093)
Net Amount	$21,547,073	$12,173,828

Depreciation expenses for the years ended December 31, 2008 and 2007 were $550,046 and $471,778 respectively.

NOTE 6- LAND USE RIGHTS

As per People's Republic of China's governmental regulations, the Government owns all land. However, the government grants the user a “land use right” (the Right) to use the land. The Company has recognized the amounts paid for the acquisition of rights to use land as intangible asset and amortizing over a period of forty years.

The company acquired land use rights on August 2006 for a total amount of $2,479,355. The land use right is for forty years. The intangible assets consist of the followings as of December 31, 2008 and 2007:

	2008	2007
Land use rights	$2,645,754	$2,479,355
Accumulated amortization	(163,946)	(90,062)
	$2,481,808	$2,389,293

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2008 and 2007, the Company expects these assets to be fully recoverable.

Total amortization expenses for the years ended December 31, 2008 and 2007 amounted to $66,778 and $61,036 respectively. Amortization expenses for next five years are as follows:

2010	$66,778
2011	66,778
2012	66,778
2013	66,778
Thereafter	2,214,696
Total	$2,481,808

NOTE 7- LOANS PAYABLE

The Company has loans payable to third parties.. The loans payable are due on demand, unsecured and interest free. As on December 31, 2008 and 2007, the loans payable amounted to $12,847,457 and $7,101,545, respectively. Following is the breakup of loans to various parties:

2008
Loan payable, interest free, unsecured, due on demand. Party A	$11,029,540
Loan payable, interest free, unsecured, due on demand. Party B	729,501
Loan payable, interest free, unsecured, due on demand. Party C	663,846
Loan payable, interest free, unsecured, due on demand. Party D	291,801
Loan payable, interest free, unsecured, due on demand. Party E	124,015
Loan payable, interest free, unsecured, due on demand. Party F	8,754
Total	$12,847,457

2007
Loan payable, interest free, unsecured, due on demand. Party A	$6,828,097
Loan payable, interest free, unsecured, due on demand. Party G	273,448
Total	$7,101,545

NOTE 8- INCOME TAXES

The Company is registered in China and has operations in primarily tax jurisdictions. For certain operations in the PRC, the Company has incurred net accumulated operating losses which can be carried forward 5 years to offset future taxable income. The Company believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Company has provided full valuation allowance for the deferred tax assets and, accordingly, has no net deferred tax assets.

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Statement of Operations:

	2008	2007
Foreign income tax - PRC	25%	33%
Net operating loss	-25%	-33%
Tax expense at actual rate	-%	-%

People’s Republic of China (PRC)

Pursuant to the PRC Income Tax Laws, the Company is generally subject to Enterprise Income Taxes ("EIT") at a statutory rate of 25%.

The following table sets forth the significant components of the net deferred tax assets for operation in PRC as of December 31, 2008 and 2007

	2008	2007
Net operation loss carry forward	$2,329,968	$746,643
Total deferred tax assets PRC	378,273	28,882
Less: valuation allowance	$(378,273)	$(28,882)
Net deferred tax assets	$-	$-

NOTE 9- SEGMENT REPORTING

The Company had two principal operating segments which were: education income and service income.  These operating segments were determined based on the nature of the services provided.  Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance.  The Company's chief executive officer and chief financial officer have been identified as the chief operating decision makers.  The Company’s chief operating decision makers direct the allocation of resources to operating segments based on the profitability, cash flows, and other measurement factors of each respective segment.

The Company evaluates performance based on several factors, of which the primary financial measure is business segment income before taxes.  The segments’ accounting policies are the same as those described in the summary of significant accounting policies.  The following table shows the operations of the Company's reportable segments:

	For The Years Ended December 31
	2008	2007
Revenues
Education	$3,891,377	$2,646,468
Service	1,291	17,212
Consolidated	$3,892,668	$2,663,680

Operating income (loss)
Education	$(1,368,651)	$63,527
Service	(226,687)	(16,708)
Corporation	2,560,611	953,131
Consolidated	$965,273	$999,950

Identifiable assets:
Education	$12,452,610	$12,173,313
Service	9,094,462	515
Consolidated	$21,547,073	$12,173,828

Depreciation and amortization:
Education	$589,777	$532,730
Service	27,046	84
Consolidated	$616,824	$532,814

Capital expenditure:
Education	$-	$314,893
Service	9,032,339	-
Consolidated	$9,032,339	$314,893

NOTE 10 SUBSEQUENT EVENTS:

On August 20, 2009, Hartcourt and its subsidiaries, Maple China Education Incorporated, a Delaware corporation and Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China, entered into a plan of reorganization and share exchange agreement (the “Share Exchange Agreement”) with the Company and its subsidiaries, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, each of the shareholders of Sino-Canada (the “Shareholders”) and Ross Yuan, in the capacity as representative of the Shareholders. In exchange for all of the issued and outstanding shares of capital stock of the Company, Hartcourt will issue approximately $33,623,963, worth of shares of its common stock at an agreed upon price of $0.88 per share (post-split) to the Company’s shareholders in exchange for all of the issued and outstanding capital stock of the Company. Hartcourt will issue 38,209,049 shares of Hartcourt common stock in a private placement in satisfaction of the purchase price. The aggregate purchase price and the actual number of shares to be issued in the exchange remain subject to potential purchase price adjustments at the closing. The number of shares of Hartcourt common stock issued in the transaction will be decreased in the event the Company’s working capital (measured by current assets less current liabilities) decreases by more than five percent at the closing as compared to March 31, 2009, and will be increased in the event that Hartcourt’s total liabilities at closing exceeds $600,000, up to a maximum of 45,850,859 shares. The purchase price adjustment for Hartcourt’s outstanding liabilities at closing will exclude Hartcourt’s outstanding loan of up to $1,300,000 from Yuan Dian Investment Inc. that will be repaid upon the closing in accordance with its terms by issuing shares of common stock of Hartcourt at a price of $0.88 per share.

Following the acquisition, the former shareholders of the Company will own approximately 86% of the issued and outstanding shares of Hartcourt. Therefore, the acquisition transaction would be recorded as a reversed acquisition.

Balance Sheet as of June 30, 2009 (Unaudited)

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
BALANCE SHEETS
AS AT JUNE 30, 2009 AND DECEMBER 31, 2008
(UNAUDITED)

ASSETS
	June 30, 2009	December 31, 2008

CURRENT ASSETS:
Cash and cash equivalents	$1,188,333	$374,734
Restricted cash	5,551,660	-
Account receivable	1,235	138,454
Notes receivable	-	437,701
Loans receivable	1,466,829	5,755,471
Other receivable	313,181	268,232
Total current assets	8,521,238	6,974,592

PROPERTY AND EQUIPMENT, NET	21,471,606	21,547,073
LAND USE RIGHTS, NET	2,451,178	2,481,808
	$32,444,021	$31,003,473
TOTAL ASSETS

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Short term loan - Bank	$6,574,334	$-
Notes payable - Bank	5,551,660	-
Advance payments by students	109,849	141,500
Other payable	101,614	252,179
Loans payable	424,062	12,847,457
Accrued expenses	79,241	125,213
Unearned revenue	2,109,465	2,528,306
Total current liability	14,950,223	15,894,655

LONG-TERM LIABILITY:
Long term loan	1,460,963	-
Deposit	-	98,968
Total long term liability	1,460,963	98,968

STOCKHOLDERS' EQUITY:
Capital	12,234,560	12,234,560
Retained earning	2,873,791	1,873,194
Other comprehensive income	924,483	902,096
Total stockholders' equity	16,032,835	15,009,850
TOTAL LIABILITY & STOCKHOLDERS' EQUITY	$32,444,021	$31,003,473

The accompanying notes form an integral part of these unaudited financial statements.

Statement of Income for the six months ended June 30, 2009

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF INCOME
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2009 & 2008
(UNAUDITED)

	2009	2008

Revenue
Education	$2,599,872$	$1,785,336
Service	102,784	243
Net revenue	2,702,656	1,785,579

Operating expenses
General and administrative expenses	1,743,482	1,494,049

Income from operations	959,174	291,530

Other income (expense):
Interest income (expense)	-	(22,265)
Other income (expense), net	41,424	73,822
Total other income (expense)	41,424	51,557

Net income	1,000,597	343,088

Other comprehensive item:
Foreign currency translation gain (loss)	22,388	561,963

Net comprehensive income (loss)	$1,022,985	$905,051

The accompanying notes form an integral part of these unaudited financial statements.

Statement of Cash Flows for the six months ended June 30, 2009

SINO-CANADA INVESTMENT GROUP CONSOLIDATION
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2009 & 2008
(UNAUDITED)

	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income	$1,000,597	$343,088

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	166,949	177,980
Amortization	33,973	32,447
Changes in operating assets and liabilities:
Accounts receivable	137,437	129,645
Other receivable	(44,599)	(616,634)
Other payable	(150,937)	(233,757)
Salary payable	(46,151)	53,488
Advance payment by students	(31,849)	(15,583)
Unearned revenue	(422,337)	(1,228,653)
Deposit	(99,124)	(149,028)
Accrued expenses	-	(140,873)
Net cash provided by operating activities	543,959	(1,647,881)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(62,496)	(17,530)
Loan receivable	4,297,364	(3,114,941)
Long-term investment	-	28,278
Net cash provided by (used in) investing activities	4,234,868	(3,104,193)

CASH FLOWS FROM FINANCING ACTIVITIES:
Note receivable	438,389	-
Notes payable	5,552,933	1,838,072
Short term debt	6,575,842	-
Long term debt	1,461,298	8,262
Restricted cash	(5,551,660)	-
Loan to shareholder	-	2,209,478
Loan payable	(12,443,517)	(314,497)
Net cash provided by (used in) financing activities	(3,966,715)	3,741,315

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	812,112	(1,010,759)

FOREIGN CURRENCY TRANSLATION	1,486	77,524

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	374,734	1,709,373

CASH & CASH EQUIVALENTS, ENDING BALANCE	$1,188,333	$776,138

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-	$-
Income tax paid	$-	$-

The accompanying notes form an integral part of these unaudited financial statements.

Notes to Unaudited Financial Statements

NOTE 1- ORGANIZATION AND DESCRIPTION OF BUSINESS

Sino-Canada Investment Group, Inc. (“The Company” or “Sino-Canada”), was established in 2003, in accordance with the Company Law of the People’s Republic of China.  Sino-Canada is primarily engaged in the investment and management business in the sector of private education in China.

Sino-Canada operates through its wholly owned subsidiaries Sino-Canada High School (“SCHS”), Canadian Learning Systems Corporation （“CLSC”）, Wujiang Huayu Property Management Company (“PM”), Sino-Canada Middle School (“SCMS”), and Wujiang Fenghua Training center (“TC”)

SCHS is a fully certified Canadian Offshore High School in China, and it was established in 2005.. It provides education service based on British Columbia, Canada and China High School Curriculum to its students. SCHS’s students are duly registered with ministry of education of both British Columbia as well as China, and are awarded with dual diploma from both countries upon graduation. Majority of SCHS’s graduating students entered into universities and colleges in European Union and North America.

Sino-Canada provides education management services primarily through its subsidiary Canadian Learning Systems Corporation, or CLSC. CLSC was incorporated in November 2003 in the British Virgin Islands.  CLSC has entered into an exclusive management service agreement with Sino-Canada High School, Sino-Canada Middle School, and Wujiang Fenghua Training Center. Under these agreements, CLSC charges exclusive management service fee to Sino-Canada High School, Sino-Canada Middle School and Wujiang Fenghua Training Center.

Wujiang Huayu Property Management Company (PM) provides property management and consulting services to SCHS and outside companies other than Sino-Canada subsidiaries. PM was established in 2004.

Sino-Canada Middle School (SCMS) provides private junior high school diploma education to local Chinese students, and it was established in 2005. Wujiang Fenghua Training Center (TC) offer students wide range of vocational or technical training programs, and it was established in 2008.

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the Company’s significant accounting policies consistently applied in the preparation of the accompanying financial statements are as follows:

Principles of Consolidation

Per Statement of Financial Accounting Standard (SFAS) #141, all business combinations is accounted for by the purchase method. Acquisitions were recorded as purchases in accordance with Accounting Principles Board Opinion No. 16 (APB #16), “Business Combinations”, as modified, and the purchase prices were allocated to the assets acquired, and liabilities assumed based upon their estimated fair value at the purchase date. The excess purchase price over the net asset value has been recorded as goodwill and is included in intangibles in the accompanying balance sheet. The operating results of the acquired entities are included in the Company’s consolidated financial statements from the dates of acquisition.

The consolidated financial statements for period ended June 30, 2009 include the accounts of the Company and its wholly owned subsidiary CLSC, SCHS, PM, and TC. All significant inter-company accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The Company’s functional currency is the Chinese Renminbi (RMB) and Canadian dollar (CAD); however the accompanying financial statements have been translated and presented in United States Dollars ($). In the opinion of management, all adjustments considered necessary for a fair presentation have been included. The following companies are using Chinese Renminbi: Sino-Canada Investment Group, Sino-Canada High School, Wujiang Huayu Property Management Company, Sino-Canada Middle School, and Wujiang Fenghua Training center. Canadian Learning Systems Corporation is using Canadian dollar.

Use of Estimates

In preparing of the consolidated financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that is readily convertible into cash and cash equivalents. The Company maintains its cash in bank deposit accounts. As of June 30, 2009 and December 31, 2008, cash and cash equivalent amounted to $1,188,333 and $374,734, respectively. The material increase of cash and cash equivalent was due to the increase of short-term and long-term financings within the reporting period.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 5 to 45 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations.

Intangible Assets

The Company applies criteria specified in SFAS No. 141, “Business Combinations” to determine whether an intangible asset should be recognized separately from goodwill. Intangible assets acquired through business acquisitions are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Per SFAS 142, intangible assets with definite lives are amortized over their estimated useful life and reviewed for impairment in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.” Intangible assets, such as purchased technology, trademark, customer list, user base and non-compete agreements, arising from the acquisitions of subsidiaries and variable interest entities are recognized and measured at fair value upon acquisition. Intangible assets are amortized over their estimated useful lives from one to ten years. The Company reviews the amortization methods and estimated useful lives of intangible assets at least annually or when events or changes in circumstances indicate that assets may be impaired. The recoverability of an intangible asset to be held and used is evaluated by comparing the carrying amount of the intangible asset to its future net undiscounted cash flows. If the intangible asset is considered to be impaired, the impairment loss is measured as the amount by which the carrying amount of the intangible asset exceeds the fair value of the intangible asset, calculated using a discounted future cash flow analysis. The Company uses estimates and judgments in its impairment tests, and if different estimates or judgments had been utilized, the timing or the amount of the impairment charges could be different.

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Unearned Revenue

The Company received the tuition fee from students in advance every year in September. The tuition fee income is recognized over twelve month period. As of June 30, 2009 and December 31, 2008, the Company recorded unearned revenue of $2,109,465 and $2,528,306, respectively.

Revenue Recognition

The Company recognizes its revenue in accordance with the Securities and Exchange Commissions (“SEC”) Staff Accounting Bulletin N0. 104 “Revenue Recognition in Financial Statements” (“SAB 104”). SAB 104 revises or rescinds portions of the interpretive guidance included in Topic 13 of the codification of staff accounting bulletins in order to make this interpretive guidance consistent with current authoritative accounting and auditing guidance and SEC rules and regulations. Revenue is recognized upon  (i) the services are performed, (ii) collectability is probable and (iii) such revenues are contractually nonrefundable.

The Company derives its revenue mainly from tuition fees and application fees. Tuition fees is collected in advance on or before new semesters started. Tuition fee is recognized as revenue proportionately as the instructions are delivered. Tuition fees paid in advance are recorded as unearned revenue in balance sheet. Company receives application fees from students to appear for the aptitude test before the admission is granted. This application fees is a one time, non-refundable fees. Therefore, application fees is collected and recognized as revenue upon receipt of the fees.

Other income

The Company records other income on various services provided to the students, i.e. uniform fee, registration fee, meal, utilities, school bus fee, insurances, book fee, etc. Most of the other fees are collected together with the tuition at the beginning of each semester year. The difference between the amount received from the student and the amount paid to the vendor is recognized as ‘other various services’ income at the time when payment is made to the vendor. During the six month periods ended of 2009 and 2008, other income amounted to $41,424 and $73,822, respectively.

Foreign Currency Translation

As of June 30, 2009, the accounts of the Company were maintained, and their financial statements were expressed in their local currencies. Such consolidated financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounting Standards ("SFAS") No. 52, "Foreign Currency Translation," with the Chinese Renminbi (RMB) as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the period or year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income”.

Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders' equity and amounted to $22,388 and $561,963 for the period ended June 30, 2009 and 2008, respectively.

Statement of Cash Flows
In accordance with Statement of Financial Accounting Standards No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, "Subsequent Events" (“SFAS 165”). SFAS 165 sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 will be effective for interim or annual period ending after June 15, 2010 and will be applied prospectively. The Company will adopt the requirements of this pronouncement for the quarter ended June 30, 2010. The Company does not anticipate the adoption of SFAS 165 will have an impact on its consolidated results of operations or consolidated financial position.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”), which modifies how a company determines when an entity that is insufficiently capitalized or is not controlled through voting (or similar rights) should be consolidated. SFAS 167 clarifies that the determination of whether a company is required to consolidate an entity is based on, among other things, an entity’s purpose and design and a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. SFAS 167 requires an ongoing reassessment of whether a company is the primary beneficiary of a variable interest entity. SFAS 167 also requires additional disclosures about a company’s involvement in variable interest entities and any significant changes in risk exposure due to that involvement. SFAS 167 is effective for fiscal years beginning after June 15, 2010.

NOTE 3-LOANS RECEIVABLE

The Company has several loans receivable from third parties. The loans are due on demand, unsecured and interest free. As on June 30, 2009 and December 31, 2008, the loans receivable amounted to $1,466,829 and $5,755,471, respectively. Following is the breakup of loans to various parties:

June 30, 2009
Loan receivable, interest free, unsecured, due on demand, Party A	$1,295,817
Loan receivable, interest free, unsecured, due on demand, Party B	171,012
Total as on June 30, 2009	$1,466,829

December 31, 2008
Loan receivable, interest free, unsecured, due on demand, Party C	$3,326,122
Loan receivable, interest free, unsecured, due on demand, Party D	1,386,052
Loan receivable, interest free, unsecured, due on demand, Party E	701,196
Loan receivable, interest free, unsecured, due on demand, Party F	342,101
Total as on December 31, 2009	$5,755,471

NOTE 4- PROPERTIES AND EQUIPMENT

The Company’s property and equipment as of June 30, 2009 and December 31, 2008 are as follows:

	June 30, 2009	December 31, 2008
Building	$21,274,232	$21,245,675
Machinery	753,370	752,359
Vechile	70,915	70,820
Equipment	1,148,171	1,084,231

Accumulated depreciation	(1,775,082)	(1,606,012)
Net Amount	$21,471,606	$21,547,073

Depreciation expense for the six months period ended June 30, 2009 and 2008 were $166,949 and $177,980, respectively.

NOTE 5- LAND USE RIGHTS

As per People's Republic of China's governmental regulations, the Government owns all land. However, the government grants the user a “land use right” (the Right) to use the land. The Company has recognized the amounts paid for the acquisition of rights to use land as intangible asset and amortizing over a period of forty years.

The company acquired land use rights on August 2006 for a total amount of $2,479,355. The land use right is for forty years. The intangible assets consist of the followings as of June 30, 2009 and December 31, 2008:

	June 30, 2009	December 31, 2008
Land use rights	$2,649,310	$2,645,754
Accumulated amortization	(198,132)	(163,946)
	$2,451,178	$2,481,808

Intangible assets of the Company are reviewed annually as to whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of June 30, 2009 and December 31, 2008, the Company expects these assets to be fully recoverable.

Total amortization expense for the six months period ended June 30, 2009 and 2008 amounted to $33,973 and $32,447, respectively.

2010	$33,973
2011	33,973
2012	33,973
2013	33,973
2014	33,973
Therefore after	2,281,313
Total	$2,451,178

NOTE 6- SHORT TERM LOAN

The Company has a short term loan from a bank amounting $6,574,334 as on June 30, 2009. The loan bears an interest rate of 7% per annum, is payable within a year. The loan is secured by the property.

NOTE 7- NOTES PAYABLE AND RESTRICTED CASH

During the six month periods ended June 30, 2009, the Company borrowed $5,551,660 from a bank and deposited same with the bank. The cash is restricted for six months from the date of deposit. The note payable bears an interest rate of 1.95%, is payable in six month and secured by the restricted deposit. The deposit carries an interest rate of 1.98%..
NOTE 8- LOANS PAYABLE

The Company has loans payable to third parties. The loans payable are due on demand, unsecured and interest free. As on June 30, 2009 and December 31, 2008, the loans payable amounted of $424,062 and $12,847,457, respectively. Following is the breakup of loans to various parties:

June 30, 2009
Loan payable, interest free, unsecured, due on demand. Party A	$378,762
Loan payable, interest free, unsecured, due on demand. Party B	45,300
Total as on June 30, 2009	$424,062

December 31, 2008
Loan payable, interest free, unsecured, due on demand. Party A	$11,029,540
Loan payable, interest free, unsecured, due on demand. Party C	729,501
Loan payable, interest free, unsecured, due on demand. Party D	663,846
Loan payable, interest free, unsecured, due on demand. Party E	291,801
Loan payable, interest free, unsecured, due on demand. Party F	124,015
Loan payable, interest free, unsecured, due on demand. Party G	8,754
Total as on December 31, 2008	$12,847,457

NOTE 9- LONG TERM LOAN

The Company has a long-term loan from a Bank amounting $1,460,963 as on June 30, 2009 The long-term loan carries an interest rate of 7% per annum, is payable after 2 years. The loan is secured by the property.

NOTE 10- SUBSEQUENT EVENTS

On August 20, 2009, Hartcourt and its subsidiaries, Maple China Education Incorporated, a Delaware corporation and Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China, entered into a plan of reorganization and share exchange agreement (the “Share Exchange Agreement”) with the Company and its subsidiaries, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, each of the shareholders of Sino-Canada (the “Shareholders”) and Ross Yuan, in the capacity as representative of the Shareholders. In exchange for all of the issued and outstanding shares of capital stock of the Company, Hartcourt will issue approximately $33,623,963, worth of shares of its common stock at an agreed upon price of $0.88 per share (post-split) to the Company’s shareholders in exchange for all of the issued and outstanding capital stock of the Company. Hartcourt will issue 38,209,049 shares of Hartcourt common stock in a private placement in satisfaction of the purchase price. The aggregate purchase price and the actual number of shares to be issued in the exchange remain subject to potential purchase price adjustments at the closing. The number of shares of Hartcourt common stock issued in the transaction will be decreased in the event the Company’s working capital (measured by current assets less current liabilities) decreases by more than five percent at the closing as compared to March 31, 2009, and will be increased in the event that Hartcourt’s total liabilities at closing exceeds $600,000, up to a maximum of 45,850,859 shares. The purchase price adjustment for Hartcourt’s outstanding liabilities at closing will exclude Hartcourt’s outstanding loan of up to $1,300,000 from Yuan Dian Investment Inc. that will be repaid upon the closing in accordance with its terms by issuing shares of common stock of Hartcourt at a price of $0.88 per share.

Sino-Canada Investment Group and Hartcourt Company, Inc.
Pro Forma Combined Balance Sheet
May 31, 2009
(Unaudited)

	Sino-Canada Investment Group (1)	Hartcourt (2)	Pro forma Adjustments			Pro forma Combined
Cash and cash equivalents	$1,188,333	$102,085	$			$1,290,418
Restricted cash	5,551,660	-				5,551,660
Account receivable	1,235	863,244				864,479
Loans receivable	1,466,829	822,551				2,289,380
Other receivable	313,181	5,792				318,974
Total current assets	8,521,238	1,793,673		-		10,314,910

PROPERTY AND EQUIPMENT, NET	21,471,606	57,640				21,529,245
LAND USE RIGHTS, NET	2,451,178	3,923,356				6,374,534
TOTAL ASSETS	$32,444,021	$5,774,668		$-		$38,218,690

CURRENT LIABILITIES:
Accounts payable	$-	$141,331		$-		$141,331
Loans payable	424,062	-				424,062
Short term loan - Bank	6,574,334	-				6,574,334
Notes payable - Bank	5,551,660	-				5,551,660
Advance payments by students	109,849	-				109,849
Due to officer	-	246,862				246,862
Unearned revenue	2,109,465	-				2,109,465
Accrued expenses and other liabilities	180,854	1,337,570				1,518,425
Total current liability	14,950,223	1,725,764		-		16,675,988

LONG-TERM LIABILITY:
Long term loan	1,460,963	-				1,460,963

COMMITMENT

MINORITY INTERST	-	152,261				152,261

STOCKHOLDERS' EQUITY:
Common stock	-	386,967		4,839	b	391,806
Capital	12,234,560	-		(12,234,560	) a	-
Additional paid in capital	-	77,156,131		12,234,560	a	89,390,691
				(73,458,987	) b	(73,458,987)
Treasury stock		(48,728)				(48,728)
Retained earning (deficit)	2,873,791	(73,454,148)		73,454,148	b	2,873,791
Other comprehensive income (loss)	924,483	(143,579)				780,904
Total stockholders' equity	16,032,835	3,896,643				19,929,478
TOTAL LIABILITY & STOCKHOLDERS' EQUITY	$32,444,021	$5,774,668		$-		$38,218,690

(1) Source: unaudited financial statements of Sino-Canada Investment Group as of June 30, 2009 included elsewhere in this Form 8K.
(2) Source: audited financial statements of Hartcout Company Inc. as of May 31, 2009 included in Form 10K.

See Accompanying notes to pro forma combined financial statements
Pro forma - 1

Sino-Canada Investment Group and Hartcourt Company, Inc.
Pro Forma Combined Statement of Income
For the Year Ended May 31, 2009
(Unaudited)

	Sino-Canada Investment Group (1)	Hartcourt (2)	Pro forma Adjustments	Pro forma Combined
Revenue
Education	$2,599,872	$2,431,955	$-	$5,031,828
Service	102,784	-		102,784
Net revenue	2,702,656	2,431,955	-	5,134,612

Operating expenses
General and administrative expenses	1,743,482	1,732,848		3,476,330

Income from operations	959,174	699,107	-	1,658,281

Other income (expense):
Other income (expense), net	41,424	182,687		224,110
Foreign currency exchange gain (loss)	-	43,649		43,649
Total other income (expense)	41,424	226,335	-	267,759
Income (loss) from continued operations before income taxes and minority interest
	1,000,597	925,443	-	1,926,040

Provision for income taxes	-	(212,791)		(212,791)
Minority interest, net of taxes	-	(697,506)		(697,506)

Net income	1,000,597	15,146	-	1,015,743

Other comprehensive item:
Foreign currency translation gain (loss)	22,388	(48,226)		(25,838)

Net comprehensive income (loss)	$1,022,985	$(33,080)	$-	$989,905

Earning per share				0.02

Weighted average shares outstanding				44,523,408

(1)        Source: unaudited financial statements of Sino-Canada Investment Group as of June 30, 2009 included elsewhere in this Form 8K.
(2)        Source: audited financial statements of Hartcout Company Inc. as of May 31, 2009 included in Form 10K.

See Accompanying notes to pro forma combined financial statements

Notes 1- BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Hartcourt Company Inc. (“Hartcourt’) and Sino Canada Investment Group (‘SCIG’) as if the acquisition of SCIG by Hartcourt occurred on May31,2009. The accompanying pro forma combined statement of operations presents of hartcourt and SCIG for the year ended May 31,2009 as if the acquisition occurred on June 1,2008. For accounting purpose, the transaction is being accounted for as a recapitalization of Hartcourt.

The following adjustments would be required if the acquisition occurred as indicated above:

a)   The Company issued 38,209,049 common shares at the price of $0.88 per share (after reverse split 1:80) to SCIG shareholders to acquire all the issued and outstanding shares of capital stock of SCIG;

b)  The Company effected a 1 for 80 reverse stock split.

Pro forma - 2

ANNEX A

PLAN OF REORGANIZATION AND SHARE EXCHANGE AGREEMENT

by and among

THE HARTCOURT COMPANIES, INC.,

MAPLE CHINA EDUCATION INCORPORATED,

HARTCOURT EDUCATION INVESTMENT MANAGEMENT CONSULTING (SHANGHAI) CO., LTD,

SINO-CANADA INVESTMENT GROUP INC.,

SINO-CANADA HIGH SCHOOL,

WUJIANG HUAYU PROPERTY MANAGEMENT COMPANY,

CANADIAN LEARNING SYSTEMS CORPORATION

THE INDIVIDUALS AND ENTITIES LISTED ON SCHEDULE A HERETO

and

ROSS YUAN,
AS SHAREHOLDERS’ REPRESENTATIVE

Dated as of August 20, 2009

Annex A - 1

PLAN OF REORGANIZATION AND SHARE EXCHANGE AGREEMENT

THIS PLAN OF REORGANIZATION AND SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of August 20, 2009 is entered into by and among The Hartcourt Companies, Inc., a Utah corporation (“Purchaser”), Maple China Education Incorporated, a Delaware corporation and wholly owned subsidiary of Purchaser (“Merger Sub”), Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Purchaser (“Purchaser Sub”), Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (the “Company”), Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China (“SCHS”), Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China (“PM”), Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands (“CLSC”), the individuals and entities listed on Schedule A to this Agreement (each a “Shareholder” and together the “Shareholders”), and Ross Yuan, in the capacity as representative of the Shareholders as provided herein (the “Shareholders’ Representative”). Certain capitalized terms used but not otherwise defined herein are defined in Section 11.1.

RECITALS

A.           The Shareholders are the owners of all of the issued and outstanding shares of capital stock of the Company (the “Target Shares”), free and clear of any Liens.

B.           The Boards of Directors of Purchaser and Purchaser Sub believe it is advisable and in the best interests of Purchaser and its stockholders, that Purchaser Sub acquire the Target Shares from the Shareholders pursuant to the terms of this Agreement (the “Acquisition”).

C.           In connection with the Acquisition and conditional upon and immediately prior to the Acquisition, the parties desire to reincorporate Purchaser to the State of Delaware by the merger of Purchaser with and into Merger Sub, where Merger Sub will be the surviving corporation in the merger (the “Reincorporation Merger”). The surviving corporation after the Reincorporation Merger is sometimes referred to hereinafter as the “Surviving Corporation.”

D.           In connection with the Reincorporation Merger and the Acquisition, Purchaser desires to effect a 1 for 80 reverse stock split in its outstanding common shares.

E.           The Board of Directors of Purchaser has approved, and has resolved to recommend to its stockholders approval of the Reincorporation Merger, the Acquisition and issuance of shares of Purchaser Common Stock to the Shareholders in connection with the Acquisition (the “Share Issuance”).

F.           The parties to this Agreement intend the Reincorporation Merger to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Annex A - 2

G.           The consideration payable by the Surviving Corporation in connection with the Acquisition is subject to increase or decrease based upon the financial condition of Purchaser and the Company prior to the Closing pursuant to the terms of this Agreement.

H.           The Company, SCHS, PM, CLSC and the Shareholders, on the one hand, and Purchaser, on the other hand, desire to make certain representations, warranties, covenants and other agreements in connection with the Acquisition.

I.            At the Closing, the Shareholders will each enter into (i) a lock-up agreement in the form attached hereto as Exhibit A (the “Lock-Up Agreement”), with the Surviving Corporation whereby such Shareholders will each agree to certain restrictions on the sale or transfer of shares of Surviving Corporation Common Stock owned by them, and (ii) a voting agreement in the form attached hereto as Exhibit F (the “Voting Agreement”), with the Surviving Corporation whereby such Shareholders will each agree to vote the shares of Surviving Corporation Common Stock owned by them in accordance with the terms thereof through the date of the next annual meeting of stockholders of the Surviving Corporation.

AGREEMENT

In consideration of the mutual agreements, covenants and other promises set forth herein, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

ARTICLE I
REINCORPORATION MERGER

1.1           The Reincorporation Merger

At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Utah Revised Business Corporations Act (“Utah Law”) and the General Corporation Law of the State of Delaware (“Delaware Law”), Purchaser shall be merged with and into Merger Sub, the separate corporate existence of Purchaser shall cease, and Merger Sub shall continue as the surviving corporation.

1.2           Effective Time

Unless this Agreement is earlier terminated pursuant to Section 9.1, the closing of the Reincorporation Merger will take place at the offices of Hayden Bergman Rooney, Professional Corporation, 150 Post Street, Suite 650, California, immediately prior to the Closing. On the Closing Date, the parties hereto shall cause the Reincorporation Merger to be consummated by filing Articles of Merger in substantially the form attached hereto as Exhibit B, with the Secretary of State of the State of Utah (the “Articles of Merger”), in accordance with the applicable provisions of Utah Law, and a Certificate of Merger in substantially the form attached hereto as Exhibit C, with the Secretary of State of the State of Delaware (the “Certificate of Merger”), in accordance with the applicable provisions of Delaware Law (the time of such filing as evidenced by the Secretary of State of the State of Delaware shall be referred to herein as the “Effective Time”).

Annex A - 3

1.3           Effect of the Reincorporation Merger

At the Effective Time, the effect of the Reincorporation Merger shall be as provided in the applicable provisions of Utah Law and Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of Purchaser and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Purchaser and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4           Certificate of Incorporation and Bylaws

(a)           Unless otherwise determined by Purchaser prior to the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated as of the Effective Time to be identical to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such certificate of incorporation.

(b)           Unless otherwise determined by Purchaser prior to the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation at the Effective Time until thereafter amended in accordance with Delaware Law and as provided in the certificate of incorporation of the Surviving Corporation and such bylaws.

1.5           Directors and Officers

(a)           Directors of Surviving Corporation.  Unless otherwise determined by Purchaser prior to the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time, each to hold the office of a director of the Surviving Corporation in accordance with the provisions of Delaware Law and the certificate of incorporation and bylaws of the Surviving Corporation until their successors are duly elected and qualified. Upon the Closing, the directors of the Surviving Corporation shall fill the vacancies on the board of directors of the Surviving Corporation in accordance with Section 6.11.

(b)           Officers of Surviving Corporation.  Unless otherwise determined by Purchaser prior to the Effective Time, the officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time, each to hold office in accordance with the provisions of the bylaws of the Surviving Corporation. Upon the Closing, additional officers of the Surviving Corporation shall be appointed by the Board of Directors of the Surviving Corporation in accordance with Section 6.12.

1.6           Effect on Capital Stock

Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Reincorporation Merger and without any action on the part of Purchaser, Merger Sub or the holders of any shares of capital stock of Purchaser, the following shall occur:

Annex A - 4

(a)           Purchaser Common Stock.  Each share of common stock, par value $0.001 per share, of Purchaser (“Purchaser Common Stock”) issued and outstanding immediately prior to the Effective Time, other than any shares of Purchaser Common Stock to be canceled pursuant to Section 1.6(c), will be canceled and extinguished and automatically converted into the right to receive 0.0125 validly issued, fully paid and nonassessable share (the “Exchange Ratio”) of the common stock, par value $0.001 per share, of the Surviving Corporation (“Surviving Corporation Common Stock”) upon surrender of the certificate representing such share of Purchaser Common Stock in the manner provided in Section 1.8 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.8). Notwithstanding anything set forth in this Section 1.6(a), any Dissenting Shares will be treated as set forth in Section 1.7.

(b)           Repurchase Rights.  If any shares of Purchaser Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with Purchaser, then the shares of Surviving Corporation Common Stock issued in exchange for such shares of Purchaser Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Surviving Corporation Common Stock may accordingly be marked with appropriate legends.

(c)           Cancellation of Treasury and Purchaser Owned Stock.  Each share of Purchaser Common Stock held by Purchaser or any direct or indirect wholly-owned Subsidiary of Purchaser immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

(d)           Capital Stock of Merger Sub.  Each share of common stock, par value $0.001, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding prior immediately to the Effective Time shall be cancelled.

(e)           Stock Options.  At the Effective Time, all Purchaser Options outstanding under each Purchaser Stock Option Plan shall be assumed by the Surviving Corporation in accordance with Section 6.10.

(f)           Fractional Shares.  No fraction of a share of Surviving Corporation Common Stock will be issued by virtue of the Reincorporation Merger, but in lieu thereof each holder of shares of Purchaser Common Stock who would otherwise be entitled to a fraction of a share of Surviving Corporation Common Stock (after aggregating all fractional shares of Surviving Corporation Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder’s Certificate(s), receive from the Surviving Corporation an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the Per Share Price.

Annex A - 5

(g)           Adjustments to Exchange Ratio.  The Exchange Ratio shall be adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Purchaser Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Purchaser Common Stock having a record date on or after the date hereof and prior to the Effective Time.

1.7           Dissenting Shares

(a)           Notwithstanding any other provisions of this Agreement to the contrary, any shares of Purchaser Common Stock held by a holder who has not effectively withdrawn or lost such holder’s appraisal rights under Utah Law (the “Dissenting Shares”) shall not be converted into or represent a right to receive the applicable consideration for Purchaser Common Stock set forth in Section 1.6(a), but the holder thereof shall only be entitled to such rights as are provided by Utah Law.

(b)           Notwithstanding the provisions of Section 1.7(a), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) such holder’s appraisal rights under Utah Law, then, as of the later of the Effective Time and the occurrence of such event, such holder’s shares shall automatically be converted into and represent only the right to receive the consideration for Purchaser Common Stock set forth in Section 1.6(a), without interest thereon, and subject to the provisions of Section , upon surrender of the certificate representing such shares.

1.8           Surrender of Certificates

(a)           Exchange Agent.  Purchaser shall select its transfer agent, Signature Stock Transfer Inc., or another institution reasonably satisfactory to Purchaser to act as the exchange agent (the “Exchange Agent”) in the Reincorporation Merger.

(b)           Surviving Corporation to Provide Common Stock.  Promptly after the Effective Time, the Surviving Corporation shall enter into an agreement with the Exchange Agent, which shall provide that the Surviving Corporation shall make available to the Exchange Agent for exchange in accordance with this Section 1.8, the shares of Surviving Corporation Common Stock issuable pursuant to Section 1.6(a) in exchange for outstanding shares of Purchaser Common Stock and any dividends or distributions which holders of shares of Purchaser Common Stock may be entitled pursuant to Section 1.8(c). In addition, the Surviving Corporation shall make available as necessary from time to time after the Effective Time as needed, cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.6(f) and any dividends or distributions which holders of shares of Purchaser Common Stock may be entitled pursuant to Section 1.8(d). Any cash and Surviving Corporation Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

Annex A - 6

(c)           Exchange Procedures.  Promptly after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the “Certificates”) which immediately prior to the Effective Time represented outstanding shares of Purchaser Common Stock whose shares were converted into the right to receive shares of Surviving Corporation Common Stock pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(f) and any dividends or other distributions pursuant to Section 1.8(d):  (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing whole shares of Surviving Corporation Common Stock, cash in lieu of any fractional shares pursuant to Section 1.6(f) and any dividends or other distributions pursuant to Section 1.8(d). Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by the Surviving Corporation, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificates shall be entitled to receive in exchange therefor the number of whole shares of Surviving Corporation Common Stock (after taking into account all Certificates surrendered by such holder) to which such holder is entitled pursuant to Section 1.6(a) (which shall be in uncertificated book entry form unless a physical certificate is requested or is otherwise required by applicable law or regulation) payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.6(f) and any dividends or other distributions pursuant to Section 1.8(d), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, for all corporate purposes, to evidence the ownership of the number of full shares of Surviving Corporation Common Stock into which such shares of Purchaser Common Stock shall have been so converted and the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(f) and any dividends or other distributions pursuant to Section 1.8(d).

(d)           Distributions With Respect to Unexchanged Shares.  No dividends or other distributions declared or made after the date hereof with respect to Purchaser Common Stock with a record date after the Effective Time and no payment in lieu of fractional shares pursuant to Section 1.6(f) will be paid to the holders of any unsurrendered Certificates with respect to the shares of Purchaser Common Stock represented thereby until the holders of record of such Certificates shall surrender such Certificates. Subject to applicable law, following surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest (i) promptly after such surrender, the number of whole shares of Surviving Corporation Common Stock issued in exchange therefor along with payment in lieu of fractional shares pursuant to Section 1.6(f) and the amount of any such dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Surviving Corporation Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and a payment date subsequent to such surrender payable with respect to such whole shares of Surviving Corporation Common Stock.

(e)           Transfers of Ownership.  If shares of Surviving Corporation Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Persons requesting such exchange will have paid to Surviving Corporation or any agent designated by it any transfer or other Taxes required by reason of the issuance of shares of Surviving Corporation Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Surviving Corporation or any agent designated by it that such Tax has been paid or is not payable.

Annex A - 7

(f)           Required Withholding.  Each of the Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Purchaser Common Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign Tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, the amount of such consideration shall be treated for all purposes under this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

(g)           No Liability.  Notwithstanding anything to the contrary in this Section 1.8, neither the Exchange Agent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Surviving Corporation Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(h)           Investment of Exchange Fund.  The Exchange Agent shall invest any cash included in the Exchange Fund as directed by the Surviving Corporation on a daily basis; provided that no such investment or loss thereon shall affect the amounts payable to the Purchaser stockholders pursuant to this ARTICLE I. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable to the Purchaser stockholders pursuant to this ARTICLE I shall promptly be paid to the Surviving Corporation.

(i)           Termination of Exchange Fund.  Any portion of the Exchange Fund which remains undistributed to the holders of Certificates one (1) year after the Effective Time shall, at the request of the Surviving Corporation, be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of the Certificates who have not surrendered such Certificates in compliance with this Section 1.8 shall after such delivery to Surviving Corporation look only to the Surviving Corporation for the shares of Surviving Corporation Common Stock pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(f) and any dividends or other distributions pursuant to Section 1.8(d) with respect to the shares of Purchaser Common Stock formerly represented thereby. Any such portion of the Exchange Fund remaining unclaimed by holders of shares of Purchaser Common Stock immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity shall, to the extent permitted by law, become the property of Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.

1.9           No Further Ownership Rights in Purchaser Common Stock
All shares of Surviving Corporation Common Stock issued upon the surrender for exchange of shares of Purchaser Common Stock in accordance with the terms hereof (including any cash paid in respect thereof pursuant to Section 1.6(f) and Section 1.8(d)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Purchaser Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Purchaser Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this ARTICLE I.

Annex A - 8

1.10           Lost, Stolen or Destroyed Certificates

In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Surviving Corporation Common Stock, cash for fractional shares, if any, as may be required pursuant to Section 1.6(f) and any dividends or distributions payable pursuant to Section 1.8(d); provided, however, that the Surviving Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Surviving Corporation, Purchaser or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.11           Tax Consequences

It is intended by the parties hereto that the Reincorporation Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code.

1.12           Further Action

.  At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Purchaser and Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Purchaser and Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Reincorporation Merger.

ARTICLE II
EXCHANGE OF SHARES

2.1           Exchange of Shares. Upon the terms and subject to the conditions of this Agreement, and in reliance on the representations and warranties set forth herein, at the Closing, the Shareholders agree to convey, assign, transfer and deliver to Purchaser Sub, and Purchaser Sub agrees to acquire from the Shareholders, all of such Shareholders’ right, title and interest in the Target Shares owned of record or beneficially by such Shareholders, free and clear of any Liens. Schedule A to this Agreement sets forth the number and type of Target Shares that each of the Shareholders will convey, assign, transfer and deliver to Purchaser Sub hereunder subject to the terms of this Agreement.

2.2           Closing. The exchange of the Target Shares held by the Shareholders listed on Schedule A to this Agreement shall take place at the offices of Hayden Bergman Rooney, Professional Corporation, 150 Post Street, Suite 650, San Francisco, California, by the exchange of documents and instruments by mail, courier, and facsimile to the extent mutually acceptable to the parties hereto, at a time and date to be specified by the parties, which shall be no later than the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in ARTICLE VIII (other than those that by their terms are to be satisfied or waived at the Closing), or at such other time, date and location as the parties hereto agree in writing (the “Closing”). The date on which the Closing occurs is referred to herein as the “Closing Date.”

Annex A - 9

2.3           Purchase Consideration.

(a)           Purchase Price. The aggregate purchase price for the Target Shares (the “Purchase Price”) shall be equal to the sum of (i) $33,623,963.87, plus (ii) the aggregate amount of Purchaser Closing Date Indebtedness in excess of $600,000 (excluding the Purchaser Loan Amount repaid in accordance with Section 8.3(g)), if applicable, and minus (iii) the aggregate amount of Sino-Canada Working Capital Deficiency, if applicable. Notwithstanding the foregoing, in no event shall the Purchase Price exceed $40,348,756.64.

(b)           Share Issuance. At the Closing, the Purchase Price shall be paid by the Surviving Corporation issuing certificates to the Shareholders representing the aggregate number of shares of Surviving Corporation Common Stock equal to (x) the Purchase Price, multiplied by (y) a fraction whereby the numerator is the number of Target Shares held by the Shareholders listed on Schedule A to this Agreement and the denominator is the aggregate number of Target Shares, divided by (z) the Per Share Price, and such certificates shall be allocated in accordance with Section 2.4.

2.4           Mechanics of Certificate Surrender and Payment. At the Closing, the Shareholders’ Representative shall deliver to the Surviving Corporation original share certificates representing all of each Shareholders’ Target Shares to be exchanged, together with duly executed stock powers, in proper form for transfer and such other documents or instruments as are necessary to vest in the Surviving Corporation all such Shareholder’s interests in the Target Shares in accordance with the terms of this Agreement. At the Closing, the Surviving Corporation shall issue certificates to each Shareholder listed on Schedule A to this Agreement representing the number of shares of Surviving Corporation Common Stock according to each Shareholder’s pro rata interest of the Purchase Price in shares of Surviving Corporation Common Stock according to such Shareholder’s Target Shares set forth opposite such Shareholder’s name. Any Shareholder receiving Surviving Corporation Common Stock in exchange for Target Shares that are subject to any vesting rights, repurchase rights, or other restrictions shall receive such Surviving Corporation Common Stock with the substantially the same vesting rights, repurchase rights, or other restrictions.

2.5           No Further Ownership Rights in Target Shares.  Following the Closing, the Shareholders shall not have any ownership rights in or to the Target Shares sold to the Surviving Corporation.

2.6           Lost, Stolen or Destroyed Certificates.
In the event any stock certificates for Target Shares shall have been lost, stolen or destroyed, the Surviving Corporation shall pay to the applicable Shareholder(s), in accordance with the terms and conditions hereof, such portion of the Purchase Price as is allocable to the Target Shares represented by such lost, stolen or destroyed certificates, upon receipt of an affidavit of such Shareholder(s) in which such Shareholder(s) certifies in writing as to the fact that such certificate or certificates are lost, stolen or destroyed and undertakes to indemnify the Surviving Corporation from and against all Losses incurred in connection with or arising out of the Purchaser Sub’s purchase of the Target Shares evidenced thereby.

Annex A - 10

2.7           No Fractional Shares.  No fractional shares of Surviving Corporation Common Stock shall be issued pursuant to this Agreement. If a Shareholder or the Surviving Corporation would otherwise be entitled to receive a fraction of a share of Surviving Corporation Common Stock (after aggregating all fractional shares of Surviving Corporation Common Stock issuable to such Person) shall, in lieu of such fraction of a share, be paid in cash the amount in U.S. Dollars (rounded up to the nearest whole cent) determined by multiplying such fraction by the Per Share Price.

2.8           Withholding Taxes.  Notwithstanding any other provision in this Agreement, the Surviving Corporation shall have the right to deduct and withhold from any payments to be made hereunder if such withholding is required by law and to request any necessary Tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, or any similar information, from each Shareholder and any other recipients of payments hereunder. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to each Shareholder or other recipient of payments in respect of which such deduction and withholding was made.

2.9           Tax Documents.  Prior to the Closing, each Shareholder shall deliver to the Purchaser all Tax documents and information requested to be provided in connection with the Acquisition by the Surviving Corporation.

2.10           Shareholders’ Representative.

(a)           Appointment of Shareholders’ Representative. Each of the Shareholders does hereby irrevocably make, constitute and appoint the Shareholders’ Representative as his, her or its agent, to act in his, her or its name, place and stead, as such Shareholder’s attorney-in-fact, to (i) execute and deliver all documents necessary or desirable to carry out the intent of the this Agreement (including in the name of, or on behalf of, such Shareholder), (ii) make all elections or decisions entered into in connection with this Agreement, (iii) hold such Shareholder’s equity securities of the Company and transfer, exercise or convert such equity securities, as the case may be, in accordance with the terms hereof, (iv) act on such Shareholder’s behalf in connection with all obligations and agreements of the Shareholders under this Agreement, (v) amend, waive or otherwise change the terms or conditions of this Agreement on behalf of such Shareholder, (vi) give and receive on behalf of the Shareholders any and all notices from or to any Shareholder or Shareholders under the Agreement, and (vii) otherwise exercise all rights of such Shareholder and otherwise act on behalf of such Shareholder under the Agreement and in connection with the Acquisition, in each case as if such Shareholder had personally done such act, and the Shareholders’ Representative hereby accepts such appointment. The death, incapacity, dissolution, liquidation, insolvency or bankruptcy of any Shareholder shall not terminate such appointment or the authority and agency of the Shareholders’ Representative.  The power-of-attorney granted in this Section 2.10(a) is coupled with an interest and is irrevocable.

Annex A - 11

(b)           The Shareholders’ Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to it by any other Shareholder, the Company, SCHS, PM, CLSC, Purchaser or any third Person or any other evidence reasonably deemed by the Shareholders’ Representative to be reliable, and the Shareholders’ Representative shall be entitled to act on the advice of counsel selected by it.  The Shareholders’ Representative shall be fully justified in failing or refusing to take any action under this Agreement unless it shall have received such advice or concurrence of such Shareholders as it deems appropriate or it shall have been expressly jointly and severally indemnified to its satisfaction by the Shareholders appointing it against any and all Losses that the Shareholders’ Representative may incur by reason of taking or continuing to take any such action.

(c)           The Shareholders’ Representative shall be entitled to retain counsel acceptable to it and to incur such expenses as the Shareholders’ Representative deems to be necessary or appropriate in connection with its performance of its obligations under this Agreement, and all such fees and expenses (including reasonable attorneys’ fees and expenses) incurred by the Shareholders’ Representative shall be jointly and severally borne by each Shareholder.

(d)           The Shareholders party to this Agreement hereby agree to jointly and severally indemnify the Shareholders’ Representative (in its capacity as such) against, and to hold the Shareholders’ Representative (in its capacity as such) harmless from, any and all Losses of whatever kind which may at any time be imposed upon, incurred by or asserted against the Shareholders’ Representative in such capacity in any way relating to or arising out of its action or failures to take action pursuant to this Agreement.

(e)           Ross Yuan shall be the initial Shareholders’ Representative and shall serve as the Shareholders’ Representative until his resignation. Upon the resignation of the Shareholders’ Representative, the Shareholders holding a majority of the Company Common Shares as of immediately prior to the Closing shall appoint a new Shareholders’ Representative. Each time a new Shareholders’ Representative is appointed pursuant to this Agreement, such Person, as a condition precedent to the effectiveness of such appointment, shall accept such position in writing with a copy to the Purchaser.

(f)           Absent any notice received by the Surviving Corporation to the contrary, and absent bad faith or willful misconduct, the Surviving Corporation (i) shall be fully protected in relying upon and shall be entitled to rely upon, and shall have no Loss to the Shareholders with respect to, actions, decisions and determinations of the Shareholders’ Representative and (ii) shall be entitled to assume that all actions, decisions and determinations of the Shareholders’ Representative are fully authorized by all of the Shareholders.

Annex A - 12

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY, SCHS, PM AND CLSC

As of the date hereof, the Company, SCHS, PM and CLSC hereby represent and warrant to Purchaser, subject to such exceptions as are specifically disclosed in a disclosure letter (referencing the appropriate section, subsection, paragraph and subparagraph numbers) supplied by the Company to Purchaser concurrently with the execution of this Agreement (the “Company Disclosure Letter”) as follows:

3.1           Organization; Standing; Charter Documents; Subsidiaries.

(a)           Organization; Standing and Power. Each Sino-Canada Entity (i) is a corporation or other organization duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), (ii) has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified or licensed and in good standing (except, in the case of good standing, for entities organized under the laws of any jurisdiction that does not recognize such concept) to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to so qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Company, SCHS, PM and CLSC or adversely affect on the Company’s, SCHS’, PM’s and CLSC’s ability to consummate the transactions contemplated by this Agreement. For purposes of this Agreement, “Subsidiary,” when used with respect to any party, shall mean any corporation or other business entity at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other business entity is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

(b)           Charter Documents. The Company has delivered or made available to Purchaser true and correct copies of: (i) the articles of incorporation (including any certificate of designations) and bylaws, or like organizational documents, of the Company, each as amended to date (collectively, the “Target Charter Documents”), and (ii) the articles of incorporation and bylaws, or like organizational documents, of each of its Subsidiaries, each as amended to date (collectively, “Target Subsidiary Charter Documents”), and each such instrument is in full force and effect. The Company is not in violation of any of the provisions of the Target Charter Documents and none of its Subsidiaries is in violation of its respective Target Subsidiary Charter Documents.

(c)           Subsidiaries. Section 3.1(c) of the Company Disclosure Letter sets forth each Subsidiary of the Company as of the date hereof. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Company and/or a wholly-owned Subsidiary of the Company, free and clear of all pledges, liens, charges, encumbrances, and security interests of any kind or nature whatsoever (collectively, “Liens”), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests, except for restrictions imposed by applicable securities Laws. Other than its Subsidiaries, the Company does not own, directly or indirectly, any securities or capital stock of, or other equity or voting interests of any nature in, any other Person.

Annex A - 13

(d)           Directors. Section 3.1(d) of the Company Disclosure Letter lists the directors of each Sino-Canada Entity as of the date hereof.

(e)           Officers. Section 3.1(e) of the Company Disclosure Letter lists the officers of each Sino-Canada Entity as of the date hereof.

3.2           Capital Structure.

(a)           Capital Stock.

(i)           The authorized capital stock of the Company consists of 50,000,000 shares, RMB 1.00 par value per share (the “Company Shares”). As of the date hereof: (x) 50,000,000 Company Shares were issued and outstanding and owned by the Persons listed on Section 3.2(a)(i) of the Company Disclosure Letter and (y) no Company Shares were issued and held by the Company in its treasury. No other shares of Company capital stock are outstanding. All of the outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights.

(ii)           The authorized capital stock of SCHS consists of 300,000 shares, RMB 1.00 par value per share (the “SCHS Shares”). As of the date hereof: (x) 300,000 SCHS Shares were issued and outstanding and owned by the Company and (y) no SCHS Shares were issued and held by SCHS in its treasury. No other shares of SCHS capital stock are outstanding. All of the outstanding shares of capital stock of SCHS are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights.

(iii)           The authorized capital stock of PM consists of 500,000 shares, RMB 1.00 par value per share (the “PM Shares”). As of the date hereof: (x) 500,000 PM Shares were issued and outstanding and owned by the Company and (y) no PM Shares were issued and held by PM in its treasury. No other shares of PM capital stock are outstanding. All of the outstanding shares of capital stock of PM are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights.

(iv)           The authorized capital stock of CLSC consists of 100 common shares, $1.00 par value per share (the “CLSC Shares”). As of the date hereof: (x) 100 CLSC Shares were issued and outstanding and owned by the Company and (y) no CLSC Shares were issued and held by CLSC in its treasury. No other shares of CLSC capital stock are outstanding. All of the outstanding shares of capital stock of CLSC are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights.

Annex A - 14

(b)           Voting Debt. There are no bonds, debentures, notes or other indebtedness of any Sino-Canada Entity (i) having the right to vote on any matters on which shareholders of any Sino-Canada Entity may vote (or which is convertible into, or exchangeable for, securities of any Sino-Canada Entity having such right) or (ii) the value of which is any way based upon or derived from capital or voting stock of the Company, SCHS, PM or CLSC (collectively, “Voting Debt”), issued or outstanding.

(c)           Other Securities. As of the date hereof, the Company has no other Subsidiaries and owns no equity in any other entity. None of SCHS, PM or CLSC owns any equity in any entity as of the date hereof. Except as otherwise set forth in this Section 3.2, there are no authorized or outstanding shares of preferred stock and no securities, options, warrants, calls, rights, Contracts, arrangements or undertakings of any kind to which any Sino-Canada Entity is a party or by which any of them is bound obligating any Sino-Canada Entity to (including on a deferred basis) issue, deliver or sell, or cause to be issued, delivered or sold, or otherwise granting any Sino-Canada Entity the right to have a third party issue, deliver or sell to any Sino-Canada Entity, additional shares of capital stock, Voting Debt or other voting securities of any Sino-Canada Entity, or obligating any Sino-Canada Entity to issue, grant, extend or enter into any such security, option, warrant, call, right, Contract, arrangement or undertaking. All outstanding shares of capital stock of each Sino-Canada Entity have been issued and granted in compliance in all material respects with (i) all applicable securities Laws and all other applicable Laws and (ii) all requirements set forth in applicable Contracts with respect to such shares to which the Company is a party. There are no outstanding Contracts to which any Sino-Canada Entity is a party to (A) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, any Sino-Canada Entity or (B) dispose of any shares of the capital stock of, or other equity or voting interests in, any Sino-Canada Entity. No Sino-Canada Entity is a party to, nor are there, any voting agreements, irrevocable proxies, voting trusts, registration rights agreements or other voting arrangements with respect to shares of the capital stock of, or other equity or voting interests in, any Sino-Canada Entity. For purposes of this Agreement, “Laws” shall mean any federal, state, provincial, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

3.3           Authority.  The Company, SCHS, PM and CLSC have all requisite power and authority to enter into this Agreement and any Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any Related Agreements to which the Company, SCHS, PM and CLSC is a party and the consummation of the transactions contemplated hereby and thereby shall as of the Closing have been duly authorized by all necessary corporate action on the part of the Company, SCHS, PM and CLSC, including by the Company’s, SCHS’, PM’s and CLSC’s Board of Directors and by the Shareholders. This Agreement and each of the Related Agreements to which the Company, SCHS, PM and CLSC is a party have been duly executed and delivered by the Company, SCHS, PM and CLSC, as applicable, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligations of the Company, SCHS, PM and CLSC, as applicable, enforceable against it in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Annex A - 15

3.4           No Conflict.  The execution and delivery by the Company, SCHS, PM and CLSC of this Agreement and any Related Agreement to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under (any such event, a “Conflict”): (i) any provision of the Target Charter Documents or the Target Subsidiary Charter Documents, (ii) any written or oral mortgage, indenture, lease, contract, permit, license, franchise, insurance policy, agreement, instrument, or commitment (each a “Contract”) to which any Sino-Canada Entity is a party or by which any of its properties or assets (whether tangible or intangible) are bound, or (iii) any Law applicable to any Sino-Canada Entity or any of their respective properties or assets (whether tangible or intangible). Following the Closing and pursuant to the terms of those Contracts to which any of the Sino-Canada Entities is a party as of the Closing, the applicable Sino-Canada Entity will be permitted to exercise all of its rights under such Contracts without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the applicable Sino-Canada Entity would otherwise have been required to pay pursuant to the terms of such Contracts had the transactions contemplated by this Agreement not occurred.

3.5           Consents. No consent, notices, waivers, approval, order or authorization of, or registration, declaration or filing with any supranational, national, state, provincial, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental entity or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental function (a “Governmental Entity”) or any third party, including a party to any Contract to which any Sino-Canada Entity is a party or by which its assets are bound (so as not to trigger any Conflict), is required to be obtained or made by any Sino-Canada Entity in connection with the execution and delivery of this Agreement and any Related Agreement to which any Sino-Canada Entity is a party or the consummation of the Acquisition and other transactions contemplated hereby and thereby, except for: (i) the consents listed on Section 3.5 of the Company Disclosure Letter (“Company Consents”); (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign, state or provincial securities (or related) Laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and applicable foreign pre-acquisition notice statutes; and (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on any Sino-Canada Entity or adversely affect the ability of the Company, SCHS, PM or CLSC to consummate the Acquisition within the time frame in which the Acquisition would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings.

Annex A - 16

3.6           Company Financial Statements. The Company has delivered or made available to Purchaser the Company’s (i) unaudited consolidated balance sheets as of December 31, 2007, and December 31, 2008, respectively, and the related unaudited consolidated statements of income, cash flow and members’ equity for the respective years then ended (the “Company Historic Financial Statements”), and (ii) unaudited consolidated balance sheet as of June 30, 2009 (the “Balance Sheet Date”) and the related consolidated statements of income, cash flow and members’ equity for the three and six-month periods then ended available at the date of this Agreement (together with the Company Historic Financial Statements, the “Financials”). Except as set forth in Section 3.6 of the Company Disclosure Letter, the Company Historic Financial Statements are complete and accurate and fairly present, in conformity with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), in all material respects the financial condition of the Company and the operating results and cash flows as of the dates and during the periods indicated therein, except that the unaudited interim financial statements may not contain all footnotes required by GAAP and were or are subject to normal and recurring year end adjustments. The Company’s unaudited balance sheet as of the Balance Sheet Date as delivered or made available to Purchaser is referred to hereinafter as the “Current Balance Sheet.” The Sino-Canada Entities’ books and records have been properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

3.7           Internal Controls.  The Sino-Canada Entities have established and maintain, adhere to and enforce a system of internal controls over financial reporting, which are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements (including the Financials) for external purposes in accordance with GAAP, including policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Sino-Canada Entities, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Sino-Canada Entities are being made only in accordance with appropriate authorizations of management and the Board of Directors of the Company, SCHS, PM and CLSC, as applicable, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets, SCHS’s assets, PM’s assets or CLSC’s assets, as applicable, that could have a material effect on the financial statements of the Sino-Canada Entities. Neither any Sino-Canada Entity (including any Employee thereof) nor the Company’s independent auditors or legal counsel has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Sino-Canada Entities, (B) any fraud, whether or not material, that involves the management or other Employees of any Sino-Canada Entity, or (C) any claim or allegation regarding any of the foregoing. In connection with the periods covered by the Financials, the Company, SCHS, PM and CLSC have disclosed to Purchaser all deficiencies and weaknesses identified by the Company, SCHS, PM or CLSC or any of their independent auditors (whether current or former) in the design or operation of internal controls over financial reporting utilized by the Sino-Canada Entities.

Annex A - 17

3.8           No Undisclosed Liabilities.  As of the date hereof, the Sino-Canada Entities do not have any liability, indebtedness, obligation, unpaid expense, claim, deficiency, guaranty or endorsement (“Indebtedness”) of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise, except for those which (i) have been disclosed, reflected, recorded or reserved against in the Current Balance Sheet, or (ii) have arisen in the ordinary course of business consistent with past practices since the Balance Sheet Date and prior to the date hereof and which are not in excess of $100,000 individually. Set forth on Section 3.8 of the Company Disclosure Letter are all leases and indebtedness of the Company, SCHS, PM and CLSC that have been guaranteed by any of the Shareholders, together with a brief summary describing the nature of each such guarantee.

3.9           No Changes.  From the Balance Sheet Date through the date hereof, there has not been, occurred or arisen any (except as contemplated by this Agreement):

(a)           transaction by any Sino-Canada Entity except in the ordinary course of business as conducted on that date and consistent with past practices or the entry into this Agreement;

(b)           modifications, amendments or changes to the Target Charter Documents or Target Subsidiary Charter Documents;

(c)           expenditure, transaction or commitment by any Sino-Canada Entity exceeding $100,000 individually;

(d)           payment, discharge, waiver or satisfaction, in any amount in excess of $100,000 in any one case, of any claim, liability, right or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise of any Sino-Canada Entity), other than payments, discharges or satisfactions in the ordinary course of business or of liabilities recorded or reserved against in the Current Balance Sheet;

(e)           destruction of, damage to, or loss of any material assets (whether tangible or intangible) of the Sino-Canada Entities (whether or not covered by insurance);

(f)           loss of any material business or customer of the Sino-Canada Entities;

(g)           employment dispute, including claims or matters raised by any individual or Governmental Entity, or any workers’ representative organization, bargaining unit or union regarding labor trouble or claim of wrongful discharge or other unlawful employment or labor practice or action with respect to the Sino-Canada Entities;

(h)           adoption or change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Sino-Canada Entities, except as required by GAAP, applicable Law or the SEC, or the adoption of U.S. GAAP in connection with the preparation of the Financials;

Annex A - 18

(i)           adoption of or change in any material election in respect of Taxes, adoption or change in any accounting method in respect of Taxes, agreement or settlement of any material claim or assessment in respect of Taxes, or extension or waiver of the limitation period applicable to any claim or assessment in respect of any material Taxes with respect to the Sino-Canada Entities;

(j)           revaluation by the Sino-Canada Entities of any of their assets (whether tangible or intangible) from what appears on the Current Balance Sheet, including writing down the value of intangible assets or writing off notes or accounts receivable;

(k)           declaration, setting aside or payment of any distribution (whether in cash or property) in respect of any Company Shares, SCHS Shares, PM Shares or CLSC Shares, any issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for Company Shares, SCHS Shares, PM Shares or CLSC Shares, or any direct or indirect repurchase, redemption, or other acquisition by any of the Sino-Canada Entities of any Company Shares, SCHS Shares, PM Shares or CLSC Shares (or options, warrants or other rights convertible into, exercisable or exchangeable therefor);

(l)           split, combination or reclassification of any Sino-Canada Entity’s capital stock;

(m)           (i) increase in or other change to the salary or other compensation payable or to become payable by the Sino-Canada Entities to any officers, employees, consultants or advisors, (ii) the declaration, payment or commitment or obligation of any kind for the payment (whether in cash or equity) by the Sino-Canada Entities of a severance payment, termination payment, bonus or other additional salary or compensation to any such Person, or (iii) adoption or amendment of any Employee Plan, or (iv) execution or amendment of any Employee Agreement with any Employee earning more than $100,000 annually;

(n)           sale, lease, license or other disposition of any of the assets (whether tangible or intangible) or properties of the Sino-Canada Entities, including the sale of any accounts receivable of the Sino-Canada Entities, or any creation of any security interest in such assets or properties, except the sale of products to customers in the ordinary course of business;

(o)           loan by any Sino-Canada Entity to any third party, amendment to the terms of any outstanding loan agreement with respect to any loan by a Sino-Canada Entity, or purchase by any Sino-Canada Entity of any debt securities of any third party, except for advances to employees for travel and business expenses in the ordinary course of business consistent with past practices;

(p)           incurrence by any Sino-Canada Entity of any indebtedness, amendment of the terms of any outstanding loan agreement, guaranteeing by any Sino-Canada Entity of any indebtedness of a third party, issuance or sale of any debt securities of any Sino-Canada Entity or guaranteeing of any debt securities of a third party, other than in connection with the financing of ordinary course trade payables consistent with past practice;

Annex A - 19

(q)           waiver or release of any material right or claim of any Sino-Canada Entity, including any write-off or other compromise of any account receivable of such Sino-Canada Entity;

(r)           commencement or settlement of any Legal Proceeding by any Sino-Canada Entity, other than the payment, discharge, settlement or satisfaction for money, of Legal Proceedings (i) in the ordinary course of business consistent with past practice or in amounts not in excess of $100,000 individually or $200,000 in the aggregate, or (ii) which liabilities were recorded or reserved against in the Current Balance Sheet;

(s)           the receipt by any Sino-Canada Entity of a written or oral notice or threat of any Legal Proceeding against any Sino-Canada Entity or relating to any of its businesses, properties or assets;

(t)           receipt by any Sino-Canada Entity of written or oral notice of any claim or potential claim of ownership, interest or right by any Person other than a Sino-Canada Entity of any Company Intellectual Property, or of infringement by any Sino-Canada Entity of any other Person’s Intellectual Property;

(u)           issuance, grant, delivery, transfer, sale or purchase, or entry into a Contract to issue, grant, deliver, transfer, sell or purchase, by any Sino-Canada Entity, of any Company Shares, SCHS Shares, PM Shares, CLSC Shares or securities convertible into, or exercisable or exchangeable for, Company Shares, SCHS Shares, PM Shares or CLSC Shares or any subscriptions, warrants, options, rights or securities to acquire any of the foregoing;

(v)           event or condition of any character that has had a Material Adverse Effect on any Sino-Canada Entity;

(w)           purchase or sale of any interest in real property, granting of any security interest in any real property or lease, license, sublease or other occupancy of any Leased Real Property or other real property by any Sino-Canada Entity, except in the ordinary course of business consistent with past practice;

(x)           acquisition by any Sino-Canada Entity by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or corporation, partnership, association or other business organization or division thereof or other acquisition or agreement to acquire any assets or any equity securities that are material, individually or in the aggregate, to the business of the Sino-Canada Entities;

(y)           entry by any Sino-Canada Entity into a Contract with (i) respect to any joint venture, strategic partnership or alliance, or (ii) an Affiliate of any of the Sino-Canada Entities or of any of the Shareholders;

(z)           hiring by any Sino-Canada Entity of any employees other than non-officer employees in the ordinary course of business consistent with past practice and at compensation levels substantially comparable to that of similarly situated employees, or promotion, demotion or termination or other material change to the employment status or title of any Employee earning more than $100,000 annually by any Sino-Canada Entity;

Annex A - 20

(aa)         to the Company’s, SCHS’, PM’s or CLSC’s Knowledge, cancellation, amendment or renewal of any insurance policy of any Sino-Canada Entity; or

(bb)        agreement by any Sino-Canada Entity or any Shareholder to do any of the things described in the preceding clauses (a) through  (aa) of this Section 3.9 (other than negotiations with Purchaser, the Sino-Canada Entities, and the Shareholders and their representatives regarding the transactions contemplated by this Agreement and any Related Agreements).

3.10           Accounts Receivable.

(a)           Set forth in Section 3.10 of the Company Disclosure Letter is a list of all accounts receivable of the Sino-Canada Entities as of the Balance Sheet Date, together with an aging schedule indicating a range of days elapsed since invoice.

(b)           All of the accounts receivable of the Sino-Canada Entities as of the Balance Sheet Date and all of the accounts receivable of the Company, SCHS, PM and CLSC as of the date hereof, arose in the ordinary course of business, to the Company’s, SCHS’, PM’s and CLSC’s Knowledge are not subject to any valid set-off or counterclaim, do not represent obligations for goods or services subject to any repurchase or return arrangement other than in the ordinary course of business consistent with past practice, and are to the Company’s, SCHS’, PM’s and CLSC’s Knowledge collectible except to the extent of reserves therefor set forth in the Current Balance Sheet. As of the date hereof, no Person has any Lien on any accounts receivable of the Company, SCHS, PM or CLSC and no written or oral request or agreement for deduction or discount has been received by any Sino-Canada Entity with respect to any accounts receivable of any Sino-Canada Entity.

3.11           Tax Matters.

(a)           Definition of Taxes.  For the purposes of this Agreement, the term “Tax” or, collectively, “Taxes” shall mean (i) any and all federal, state, provincial, local and foreign taxes, assessments and other like or similar governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security charges (including health, unemployment, workers’ compensation and pension insurance), together with all interest, penalties and additions imposed with respect to such amounts, (ii) any liability for the payment of any amounts of the type described in clause (i) of this Section 3.11(a) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) of this Section 3.11(a) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligation under any agreement or arrangement with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

Annex A - 21

(b)           Tax Returns and Audits.

(i)           Each Sino-Canada Entity has (a) prepared and timely filed all required federal, state, provincial, local, municipal and foreign returns, estimates, information statements and reports (“Returns”) relating to any and all Taxes of the Sino-Canada Entities and such Returns are true and correct in all material respects and have been completed in accordance with applicable Law and (b) timely paid all Taxes they are required to pay.

(ii)           Each Sino-Canada Entity has withheld with respect to the Employees and other third parties, all federal, state, provincial and foreign Taxes required to be withheld, and, to the extent required, have timely paid such Taxes withheld over to the appropriate authorities.

(iii)           No Sino-Canada Entity has been delinquent in the payment of any Tax, nor is there any Tax deficiency outstanding, assessed or proposed in writing against such Sino-Canada Entity, nor has any Sino-Canada Entity executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv)           No audit or other examination of any Return of any Sino-Canada Entity is presently in progress, nor has any Sino-Canada Entity been notified orally or in writing of any request for such an audit or other examination.

(v)           No Sino-Canada Entity has any liabilities for unpaid Taxes for any period or portion of any period ending on or before the Balance Sheet Date which have not been accrued or reserved on the Current Balance Sheet, whether asserted or unasserted, contingent or otherwise, and no Sino-Canada Entity has incurred any liability for Taxes since the Balance Sheet Date other than in the ordinary course of business.

(vi)           There are (and immediately following the Closing there will be) no Liens on the assets of any Sino-Canada Entity relating to or attributable to Taxes other than Liens for Taxes not yet due and payable. There is no basis for the assertion of any claim relating or attributable to Taxes, which, if adversely determined, would result in any Lien on the assets of any Sino-Canada Entity.

(vii)           No Sino-Canada Entity is a party to any Tax sharing, indemnification or allocation agreement nor does any Sino-Canada Entity owe any amount under any such agreement.

3.12           Restrictions on Business Activities.  There is no Contract or Order to which any Sino-Canada Entity is a party or otherwise binding upon any Sino-Canada Entity which prohibits or impairs or which may be reasonably be expected to restrict, prohibit, or impair any business practice or action of the Sino-Canada Entities or limits the freedom of the Sino-Canada Entities to engage in any line of business or to compete with any Person. Set forth in Section 3.12 of the Company Disclosure Letter is a list as of the date hereof of each Contract to which any Sino-Canada Entity is a party or is otherwise binding on a Sino-Canada Entity pursuant to which it is restricted from selling, licensing or otherwise distributing any product or from providing any service, in any geographic area, during any period of time, or in any segment of the market, together with a brief summary of such restriction.

Annex A - 22

3.13           Title to Properties; Absence of Liens and Encumbrances; Condition of Equipment; Sufficiency of Assets.

(a)           Section 3.13(a) of the Company Disclosure Letter sets forth as of the date hereof a list of all real property currently owned, leased, subleased or licensed by or from any Sino-Canada Entity or otherwise used or occupied by any Sino-Canada Entity for the operation of their businesses (the “Owned and Leased Real Property”). True and complete copies of each Ownership Certificate and Lease Agreement have been delivered or made available to Purchaser.

(b)           Set forth in Section 3.13(b) of the Company Disclosure Letter is a true, correct and complete list as of the date hereof of all leases, lease guaranties, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in or relating to the Leased Real Property to which any Sino-Canada Entity is a party, including all amendments, terminations and modifications thereof (“Lease Agreements”). As of the date hereof, there are no other Lease Agreements for real property affecting the Leased Real Property or to which any Sino-Canada Entity is bound.

(c)           Each Lease Agreements is a valid and binding agreement of the Sino-Canada Entity party thereto, enforceable against such Sino-Canada Entity and against each of the counterparties thereto, in accordance with its terms, and is in full force and effect with respect to the Sino-Canada Entity party thereto, and the other parties thereto. There is not, under any of such Lease Agreements, any existing default, past due payment of rent, or event of default (or event which with notice or lapse of time, or both, would constitute a default) by any Sino-Canada Entity or, to the Company’s, SCHS’, PM’s or CLSC’s Knowledge, the other parties thereto. No Sino-Canada Entity has received any written or oral notice of a default, alleged failure to perform, or any offset or counterclaim with respect to any such Lease Agreement, which has not been fully remedied and withdrawn. The Sino-Canada Entities currently occupy all of the Leased Real Property for the operation of their business. To the Company’s, SCHS’, PM’s or CLSC’s Knowledge, there are no other parties occupying, or, with a right to occupy, the Leased Real Property. No Sino-Canada Entity owes brokerage commissions or finders fees with respect to any such Leased Real Property, except as reserved for in the Current Balance Sheet.

(d)           The Leased Real Property is in good operating condition and repair, free from structural, physical and mechanical defects, is maintained in a manner consistent with standards generally followed by companies engaged in the same or similar business as the Sino-Canada Entities with respect to similar properties, and suitable for the conduct of the Company’s, SCHS’, PM’s and CLSC’s business as currently conducted. The operation of the Sino-Canada Entities’ business as currently conducted on the Leased Real Property does not, nor does such Leased Real Property, including the improvements thereon, violate in any material respect any applicable building code, zoning requirement or statute relating to such property or operations thereon, and any such non-violation is not dependent on so-called non-conforming use exceptions, other than any violations that would not have a Material Adverse Effect on any of the Sino-Canada Entities.

Annex A - 23

(e)           Each Sino-Canada Entity has good and valid title to, or, in the case of leased tangible properties and assets, valid leasehold interests in, all of its tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except (i) as reflected in the Current Balance Sheet, (ii) Liens for Taxes not yet due and payable, and (iii) such imperfections of title and encumbrances, if any, which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby.

(f)           All material items of equipment owned or leased by any Sino-Canada Entity are (i) adequate for the conduct of the business of the Sino-Canada Entities as currently conducted, and (ii) in good operating condition, regularly and properly maintained, subject to normal wear and tear. On the Closing Date, the tangible properties and assets owned, leased or licensed by the Sino-Canada Entities will be sufficient with respect to tangible properties and assets to conduct the business of the Sino-Canada Entities immediately following the Closing in substantially the same manner as presently conducted by the Sino-Canada Entities. The recent restructuring of the subsidiaries of the Company in contemplation of entering into this Agreement, including as described in Section 6.23, do not impact the assets, rights, profits and financial condition and prospects of the Company on a consolidated basis following the consummation of such transactions as compared to the condition and operation of the business of the Company on a consolidated basis prior the date of this Agreement.

3.14           Intellectual Property.

(a)           Definitions.  For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Intellectual Property” shall mean any or all of the following (i) works of authorship including computer programs, source code, and executable code, whether embodied in software, firmware or otherwise, architecture, documentation, designs, files, records, and data, (ii) inventions (whether or not patentable), discoveries, improvements, and technology, (iii) proprietary and confidential information, trade secrets and know how, (iv) databases, data compilations and collections and technical data, (v) logos, trade names, trade dress, trademarks and service marks, (vi) domain names, web addresses and sites, (vii) tools, methods and processes, (viii) devices, prototypes, schematics, mask works, breadboards, netlists, maskworks, test methodologies, verilog files, emulation and simulation reports, test vectors and hardware development tools, and (ix) any and all instantiations of the foregoing in any form and embodied in any media.

“Intellectual Property Rights” shall mean worldwide common law and statutory rights associated with (i) patents and patent applications, (ii) copyrights, copyright registrations and copyright applications, “moral” rights and mask work rights, (iii) the protection of trade and industrial secrets and confidential information, (iv) other proprietary rights relating to Intellectual Property, (v) trademarks, trade names and service marks, and (vi) divisions, continuations, renewals, reissuances and extensions of the foregoing (as applicable).

Annex A - 24

“Company Intellectual Property” shall mean any and all Intellectual Property and Intellectual Property Rights that are owned by or exclusively licensed to any Sino-Canada Entity.

“Registered Intellectual Property” shall mean Intellectual Property and Intellectual Property Rights that have been registered, filed, certified or otherwise perfected or recorded with or by any Governmental Entity.

(b)           Section 3.14(b) of the Company Disclosure Letter lists as of the date hereof (i) all Registered Intellectual Property owned or exclusively licensed by, or filed in the name of, any Sino-Canada Entity (the “Company Registered Intellectual Property”), and (ii) any proceedings or actions before any court or tribunal (including the United States Patent and Trademark Office (the “PTO”) or equivalent or similar authority anywhere in the world) in which any of the Company Registered Intellectual Property is involved.

(c)           The rights of the Sino-Canada Entities to each item of Company Registered Intellectual Property is valid and enforceable. All necessary registration, maintenance and renewal fees in connection with such Company Registered Intellectual Property have been paid and all necessary documents and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other Governmental Entities for the purposes of maintaining such Registered Intellectual Property in connection with the Company’s business as currently conducted. In each case in which any Sino-Canada Entity has acquired any Intellectual Property Rights from any Person, such Sino-Canada Entity has obtained a valid and enforceable assignment of such Intellectual Property Rights to such Sino-Canada Entity sufficient to irrevocably transfer all rights in such Intellectual Property to the Sino-Canada Entity, and the Sino-Canada Entities have recorded each such assignment with the relevant Governmental Entities, including the PTO, the United States Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be, as is customary for companies engaged in the same or similar business as the Sino-Canada Entities. To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, no Company Intellectual Property is subject to any proceeding or outstanding Order adversely affecting the validity, use or enforceability of the Sino-Canada Entities’ rights to such Company Intellectual Property as used in the Sino-Canada Entities’ business as currently conducted.

(d)           The Company, SCHS, PM or CLSC owns or, to the extent it licenses from a third party, has rights to use in the Sino-Canada Entities’ business as currently conducted, each item of Company Intellectual Property, including all Company Registered Intellectual Property, free and clear of any Liens. The Company and its Subsidiaries are the exclusive owners or, to the Company’s Knowledge to the extent the Company or its Subsidiaries licenses from a third party, the exclusive licensee, of all Company Intellectual Property.

(e)           To the extent that any Company Intellectual Property has been developed or created independently or jointly by any Person other than any Sino-Canada Entity for which any Sino-Canada Entity has, directly or indirectly, provided consideration for such development or creation, the Sino-Canada Entities have a Contract with such Person with respect thereto, and the Sino-Canada Entities have obtained ownership of, and is the exclusive owner of, all such Intellectual Property therein and associated Intellectual Property Rights by operation of law or by valid assignment, and has required the waiver of all non-assignable rights, including all author or moral rights by such Person.

Annex A - 25

(f)          No Sino-Canada Entity has (i) transferred ownership of, or granted any exclusive license of or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Company Intellectual Property, to any other Person or (ii) permitted the rights of the Sino-Canada Entities in such Company Intellectual Property to enter into the public domain.

(g)         The Company Registered Intellectual Property constitutes all of the Registered Intellectual Property (except “off-the-shelf” software) used in or necessary to, or that would otherwise be infringed by, the conduct of the business of the Sino-Canada Entities as currently conducted.

(h)         Section 3.14(h) of the Company Disclosure Letter lists as of the date hereof all Contracts to which any Sino-Canada Entity is a party with respect to the license by such Sino-Canada Entity of any Intellectual Property Rights from a third party.

(i)           No third party that has licensed Intellectual Property or Intellectual Property Rights to any Sino-Canada Entity has ownership rights or license rights to improvements or derivative works made by such Sino-Canada Entity in such licensed Intellectual Property.

(j)           As of the date hereof, no Sino-Canada Entity is party to any Legal Proceeding, and the Sino-Canada Entities have not received written or oral notice of any violation, with respect to any Contracts between a Sino-Canada Entity and any other Person with respect to Company Intellectual Property or other Intellectual Property used in and/or necessary to the conduct of the business regarding the scope of such Contract, or performance under such Contract, including with respect to any payments to be made, or received by such Sino-Canada Entity thereunder.

(k)         To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, the operation of the business of the Sino-Canada Entities as currently conducted, including the development, design, use, import, branding, advertising, promotion, marketing, distribution and sale of any technology, product or service of the Sino-Canada Entities does not infringe or misappropriate any Intellectual Property Rights of any Person and will not infringe or misappropriate when conducted by Purchaser or the Sino-Canada Entities following the Closing or violate any right of any Person (including any right to privacy or publicity), or constitute unfair competition or trade practices under the laws of any jurisdiction. As of the date hereof, the Sino-Canada Entities have not received written or oral notice from any Person claiming that the operation of the business of the Sino-Canada Entities as currently conducted, including the use, import, branding, advertising, promotion, marketing, distribution and sale of any technology or service of the Sino-Canada Entities, infringes or misappropriates any Intellectual Property Rights of any Person or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor is there any basis therefor).

Annex A - 26

(l)           Neither this Agreement nor the transactions contemplated by this Agreement, including the assignment to Purchaser Sub by operation of law or otherwise of any Contracts to which any Sino-Canada Entity is a party, will result in: (i) the Surviving Corporation or any of its Subsidiaries granting to any third party any right to or with respect to any Intellectual Property Rights owned by, or licensed to, the Surviving Corporation or any of its Subsidiaries; (ii) the Surviving Corporation or any of its Subsidiaries being bound by, or subject to, any non-compete or other material restriction on the operation or scope of its business; or (iii) the Surviving Corporation or any of its Subsidiaries or the Sino-Canada Entities being obligated to pay any royalties or other material amounts to any third party in excess of those payable by the Sino-Canada Entities in the absence of this Agreement or the transactions contemplated hereby.

(m)         To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, as of the date hereof no Person is violating, infringing or misappropriating any Company Intellectual Property. As of the date hereof, no Sino-Canada Entity has received written or oral notice that any Person is violating, infringing or misappropriating any Company Intellectual Property.

(n)         The Company, SCHS, PM and CLSC have taken all reasonable steps as are customary for companies engaged in the same or similar business as the Sino-Canada Entities that are required or necessary to protect the rights of the Sino-Canada Entities in confidential information and trade secrets of the Sino-Canada Entities or provided by any other Person to the Sino-Canada Entities.

3.15           Agreements, Contracts and Commitments.

(a)          Except as set forth in Section 3.15(a) of the Company Disclosure Letter (specifying the appropriate subparagraph below) (“Material Contracts”), as of the date hereof no Sino-Canada Entity is a party to, nor any of their assets are bound by:

(i)            any Contract with an Employee or individual consultant or contractor, any Contract to grant any severance or termination pay (in cash or otherwise) to any Employee, or any contractor or consulting Contract with a firm or other organization;

(ii)           any Employee Plan or Employee Agreement, including any stock option plan, stock appreciation rights plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of the occurrence of any of the transactions contemplated by this Agreement;

(iii)           any fidelity or surety bond or completion bond in excess of $100,000 individually or $200,000 in the aggregate;

(iv)           any lease of personal property having a value in excess of $100,000 individually or $200,000 in the aggregate;

(v)           any agreement of indemnification or guaranty;

Annex A - 27

(vi)           any Contract obligating any Sino-Canada Entity to make any capital expenditures and involving future payments in excess of $100,000 individually or $200,000 in the aggregate;

(vii)          any Contract relating to the disposition or acquisition of assets or any interest in any business enterprise outside the ordinary course of business;

(viii)         any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit involving in excess of $100,000 individually or $200,000 in the aggregate;

(ix)            any purchase order or Contract for the purchase of materials involving in excess of $100,000 individually or $200,000 in the aggregate;

(x)            any joint marketing, strategic alliance, affiliate or development Contract;

(xi)           any Contract with an executive officer, Employee earning more than $100,000 annually, director,  stockholder or Affiliate of any Sino-Canada Entity;

(xii)           any Contract relating to the license of intellectual property by a Sino-Canada Entity (other than “off-the-shelf” software readily available on commercial terms and in each case for less than $1,000); or

(xiii)          any other Contract pursuant to which any Sino-Canada Entity has any obligation to pay or expend, or reasonably expects to receive, $100,000 individually or $200,000 in the aggregate or more and is not cancelable without penalty by the Company within thirty (30) days.

(b)           Each Material Contract is a valid and binding agreement of the Sino-Canada Entity party thereto, enforceable against such Sino-Canada Entity, and, to the Company’s, SCHS’, PM’s and CLSC’s Knowledge, against each of the counterparties thereto, in accordance with its terms, and is in full force and effect with respect to such Sino-Canada Entity, and the counterparties thereto. Each Sino-Canada Entity is in compliance with and is not in breach, violation or default under, has not received written or oral notice that it is in breach, violation or default under, and there is no event that with the lapse of time, giving of notice or both would constitute such a breach, violation or default by such Sino-Canada Entity under, any of the terms or conditions of any Material Contract to which it is a party. To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, as of the date hereof no counterparty to a Material Contract is in breach, violation or default thereunder, nor as of the date hereof is there any event that with the lapse of time, giving of notice or both would constitute such a breach, violation or default by such counterparty. True and complete copies of each Material Contract have been delivered or made available to Purchaser.

(c)           Each Sino-Canada Entity has fulfilled or will have fulfilled all material obligations required to have been performed by such Sino-Canada Entity, prior to the Closing Date pursuant to each Material Contract to which such Sino-Canada Entity is a party or to which it is bound.

Annex A - 28

3.16           Interested Party Transactions.  No executive officer, Employee, director, Affiliate, or stockholder of any Sino-Canada Entity (nor, to the Company’s, SCHS’, PM’s or CLSC’s Knowledge, any immediate family members or Affiliates of any of such Persons) (i) furnishes or sells services, products, technology or Intellectual Property that any Sino-Canada Entity furnishes or sells, (ii) purchases from or sells or furnishes to the Sino-Canada Entities, any goods, services, products, technology or properties  (tangible or intangible), (iv) is borrowed any money from or has loaned any money to any Sino-Canada Entity, or (iv) is party to any Contract to which any Sino-Canada Entity is a party.

3.17           Compliance; Permits; Exports.

(a)           Compliance.  No Sino-Canada Entity is in conflict with, or in default or in violation of, any Law applicable to it or by which it or by which any of its respective businesses or assets is bound, except for those conflicts, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on any Sino-Canada Entity. No Sino-Canada Entity has received written or oral notice that any investigation or review by any Governmental Entity is pending with respect to a conflict with, default or violation of, any Law applicable to it or by which any of its respective businesses or properties is bound, and, to the Knowledge of the Company, SCHS, PM and CLSC, no such investigation or review has been overtly threatened, against the Sino-Canada Entities. There is no decree, order, judgment, writ, award, injunction, rule or consent of or by a Governmental Entity (“Order”) to which any Sino-Canada Entity is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing the conduct of business by the Sino-Canada Entities as currently conducted.

(b)           Permits.  The Sino-Canada Entities hold, to the extent legally required, all consents, authorizations, permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Entities (“Permits”) that are required for the operation of the business of the Sino-Canada Entities as currently conducted or as reasonably contemplated to be conducted and the ownership by the Sino-Canada Entities of their respective assets, except for those the lack of which would not reasonably be expected to have a Material Adverse Effect on the Company (collectively, “Company Permits”). The Company Permits are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s, SCHS’, PM’s and CLSC’s Knowledge, overtly threatened.  The Sino-Canada Entities are in compliance in all material respects with the terms of the Company Permits.

(c)           Export Control Laws.  Each Sino-Canada Entity is conducting and has conducted its export transactions in accordance in all material respects with all applicable export and re-export control Laws. Each Sino-Canada Entity has obtained, and is in material compliance with, all export Permits required for (A) the export and re-export of products, services, software and technologies, and (B) releases of technologies and software to foreign nationals located in the United States and abroad (“Export Approvals”), except as would not have a Material Adverse Effect on the Sino-Canada Entities. There are no Legal Proceeding pending or, to the Company’s, SCHS’, PM’s and CLSC’s Knowledge, overtly threatened against the Sino-Canada Entities, alleging a violation of such Export Approvals or the export control Laws of any Governmental Entity. No Export Approvals for the transfer of export licenses to Purchaser are required for the consummation of the Acquisition.

Annex A - 29

3.18           Foreign Corrupt Practices Act.  Assuming the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), was applicable to all of the Sino-Canada Entities, to the Company’s, SCHS’, PM’s and CLSC’s Knowledge, no Sino-Canada Entity, nor any officer, director, agent, Employee or other Person associated with or acting on their behalf, has, directly or indirectly, violated any provision of the FCPA, and to the Company’s, SCHS’, PM’s and CLSC’s Knowledge, none of them has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, or made, offered or authorized any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

3.19           Litigation.  As of the date hereof, there is no action, suit, claim or proceeding (each a “Legal Proceeding”) of any nature pending or threatened in writing against the Sino-Canada Entities, their properties (tangible or intangible) or any of their directors or executive officers and there is no reasonable basis therefor. To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, as of the date hereof, there is no investigation by or before any Governmental Entity pending or overtly threatened against any of the Sino-Canada Entities, any of their properties (tangible or intangible) or any of their directors or officers.  To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, no Governmental Entity has at any time challenged or questioned the legal right of the Sino-Canada Entities to conduct their operations.  To the Company’s, SCHS’, PM’s and CLSC’s Knowledge, there is no Legal Proceeding of any nature pending or overtly threatened as of the date hereof against any Person who has a right pursuant to a Contract to which any Sino-Canada Entity is a party or by which any of their assets are bound to indemnification from any Sino-Canada Entity related to facts and circumstances existing prior to the Closing.

3.20           Minute Book.  Copies of the minute books of the Sino-Canada Entities delivered or made available to Purchaser contain complete and accurate records of all actions taken, and all meetings held, by the boards of directors and stockholders of the Sino-Canada Entities (and any committees thereof) since the time of formation of each of Sino-Canada Entities. At the Closing, the minute books of the Sino-Canada Entities will be in the possession of such entities.

3.21           Environmental Matters.

(a)           Hazardous Material.  No Sino-Canada Entity has: (i) operated any underground storage tanks at any property that it has at any time owned, operated, occupied or leased; or (ii) released any amount of any substance that has been designated by any Governmental Entity with jurisdiction over such release or by Law applicable to such release to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including PCBs, asbestos, petroleum and urea-formaldehyde, and all substances listed as hazardous substances or contaminants pursuant to any applicable federal, foreign, state, provincial or local Laws or constituting a hazardous waste (a “Hazardous Material”), but excluding office and janitorial supplies properly and safely maintained. No Hazardous Materials are present in, on or under any property, including the land and the improvements, ground water and surface water thereof, that any Sino-Canada Entity has at any time owned, operated, occupied or leased.

Annex A - 30

(b)           Hazardous Materials Activities.  No Sino-Canada Entity has transported, stored, used, manufactured, disposed of, released or exposed their employees or others to Hazardous Materials, nor disposed of, transported, sold, or manufactured any product containing a Hazardous Material (any or all of the foregoing being collectively referred to herein as “Hazardous Material Activities”), in each case in violation of any Law to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity applicable to such action.

(c)           Permits.  The Sino-Canada Entities currently hold all Permits necessary for the conduct of its Hazardous Material Activities, and other businesses of the Sino-Canada Entities as such activities and businesses are currently being conducted.

(d)           Environmental Liabilities.  As of the date hereof, no Legal Proceeding is pending, and the Sino-Canada Entities have not received any threat of a Legal Proceeding relating to the conduct of its Hazardous Material Activities or the handling of any Hazardous Material. No event has occurred that would cause or be reasonably expected to cause the Sino-Canada Entities to be involved in any environmental litigation or incur liability.

3.22           Brokers’ and Finders’ Fees.  No Sino-Canada Entity has incurred, nor will any of them incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with the execution and delivery of the Agreement or the consummation of any transaction contemplated hereby, nor will Purchaser incur, directly or indirectly, any such liability based on arrangements made by or on behalf of any Sino-Canada Entity.

3.23           Employee Benefit Plans and Compensation.

(a)           Definitions.  For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly through one or more intermediaries controlling, controlled by or under common control with such other Person.

“Employee Plan” shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, equity or equity-related awards, welfare benefits, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including any arrangement for the benefit of Employees who perform services, which is or has been maintained, contributed to, or required to be contributed to, by any Sino-Canada Entity for the benefit of any Employee, or with respect to which any Sino-Canada Entity has or may have any liability or obligation.

“Employee” shall mean any current or former employee, contractor or consultant of any Sino-Canada Entity.

Annex A - 31

“Employee Agreement” shall mean each management, employment, severance, consulting, contractor, relocation, repatriation, expatriation, loan, visa, work permit or other Contract providing for compensation or benefits between any Sino-Canada Entity and any Employee.

“Pension Plan” shall mean each Employee Plan which any Sino-Canada Entity is a party to or bound by or under which any Sino-Canada Entity has any liability or contingent liability.

(b)           Schedule.  The Company has made available or provided to Purchaser as of the date hereof an accurate and complete list of each Employee Plan and each Employee Agreement with Employees earning more than $10,000 annually. As of the date hereof, no Sino-Canada Entity has made any plan or commitment to establish any new Employee Plan or Employee Agreement, to modify any Employee Plan or Employee Agreement (except to the extent required by Law or to conform any such Employee Plan or Employee Agreement to the requirements of any applicable Law, in each case as previously disclosed to Purchaser in writing, or as required by this Agreement), or to enter into any Employee Plan or Employee Agreement.

(c)           Employee Plan Compliance.  Each Sino-Canada Entity has performed all obligations required to be performed by it under, is not in default or violation of, and as of the date hereof has not received written notice of default or violation by any other party of, any Employee Plan, and each Employee Plan has been established and maintained in accordance with its terms and in compliance with all applicable Laws. There are no Legal Proceedings pending, and as of the date hereof no Sino-Canada Entity has received threat of any Legal Proceedings (other than routine claims for benefits), against any Employee Plan or against the assets of any Employee Plan. Each Employee Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Purchaser, any Sino-Canada Entity or any Affiliate (other than ordinary administration expenses). As of the date hereof, here are no audits, inquiries or proceedings pending or overtly threatened by any Governmental Entity with respect to any Employee Plan. Each Sino-Canada Entity has timely made all contributions and other payments required by and due under the terms of each Employee Plan.

(d)           No Self-Insured Plan.  Neither any Sino-Canada Entity nor any Affiliate of any Sino-Canada Entity has ever maintained, established, sponsored, participated in or contributed to any self-insured plan that provides benefits to employees (including any such plan pursuant to which a stop-loss policy or contract applies).

(e)           No Post-Employment Obligations.  No Employee Plan or Employee Agreement provides, or reflects or represents any liability to provide, retiree life insurance, retiree health or other retiree employee welfare benefits to any Person for any reason, except as may be required by applicable statute, and no Sino-Canada Entity has ever represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other Person that such Employee(s) or other Person would be provided with retiree life insurance, retiree health or other retiree employee welfare benefits, except to the extent required by statute.

Annex A - 32

(f)           Effect of Transaction.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby or any termination of employment or service in connection therewith will (i) result in any payment (including severance, golden parachute, bonus or otherwise) becoming due to any Employee, (ii) result in any forgiveness of indebtedness held by the Sino-Canada Entities to an Employee, (iii) materially increase any benefits otherwise payable by the Sino-Canada Entities under any Employment Plan, or (iv) result in the acceleration of the time of payment or vesting of any such benefits under any Employment Plan.

(g)           Employment Matters.  Each Sino-Canada Entity (i) is in compliance with all applicable Laws respecting employment, employment practices, terms and conditions of employment, employee safety and wages and hours, and in each case, with respect to Employees, (ii) has withheld and reported all amounts required by Law or Contract to be withheld and reported with respect to wages, salaries and other payments to Employees, (iii) is not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iv) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity, with respect to unemployment compensation benefits, social security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice). As of the date hereof, there are no Legal Proceedings pending or threatened in writing against the Sino-Canada Entities or any of the Employees relating to any Employee, Employee Agreement or Employee Plan. As of the date hereof, there are no Legal Proceedings pending or overtly threatened against the Sino-Canada Entities or any Company trustee under any worker’s compensation policy. The services provided by each of the Employees is terminable at the will of the Sino-Canada Entity for which such Employee is employed and any such termination would result in no liability to the Sino-Canada Entities. Section 3.23(g) of the Company Disclosure Letter lists as of the date hereof all liabilities of the Sino-Canada Entities to any Employee, that would result from the termination by the Sino-Canada Entities of such Employee’s employment, a change of control of any Sino-Canada Entity, or a combination thereof. No Sino-Canada Entity has any direct or indirect liability solely with respect to any misclassification of any Person as an independent contractor rather than as an employee, or with respect to any employee leased from another employer, except as would not have a Material Adverse Effect on the Sino-Canada Entities.

(h)           Labor.  No work stoppage or labor strike against the Sino-Canada Entities is pending or, to the Company’s, SCHS’, PM’s or CLSC’s Knowledge, overtly threatened as of the date hereof. To the Company’s, SCHS’, PM’s or CLSC’s Knowledge, as of the date hereof there are no activities or proceedings of any labor union to organize any Employees. As of the date hereof, there are no Legal Proceedings pending before any Governmental Entity or overtly threatened relating to any labor matters involving any Employee with respect to the Sino-Canada Entities, including charges of unfair labor practices. No Sino-Canada Entity has engaged in any unfair labor practices in violation of applicable Law. No Sino-Canada Entity is presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Sino-Canada Entities.

Annex A - 33

(i)           No Interference or Conflict.  To the Company’s, SCHS’, PM’s or CLSC’s Knowledge, no stockholder, executive officer or Employee of the Sino-Canada Entities is obligated under any Contract or any Order that would interfere with such Person’s efforts to promote the interests of the Sino-Canada Entities, or that would interfere with the business of the Sino-Canada Entities. Neither the execution nor delivery of this Agreement, nor the carrying on of the business of the Sino-Canada Entities as currently conducted, nor any activity of such stockholder, executive officer or Employee in connection with the carrying on of the business of the Sino-Canada Entities as currently conducted, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any Contract to which such Person is party, which would result in a Material Adverse Effect on any of the Sino-Canada Entities.

3.24           Insurance. The Company has made available or provided to Purchaser as of the date hereof all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, executive officers, Employees and stockholders of the Sino-Canada Entities to which any Sino-Canada Entity is the beneficiary. As of the date hereof, there is no pending claim of which its total value (inclusive of defense expenses) will exceed the applicable policy limits. All premiums due and payable under all such policies and bonds have been paid (or if installment payments are due, will be paid if incurred prior to the Closing Date) and the Sino-Canada Entities are in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). As of the date hereof, no Sino-Canada Entity has received notice of any termination of, or premium increase with respect to, any of such policies. No Sino-Canada Entity has ever maintained, established, sponsored, participated in or contributed to any self-insurance plan.

3.25           Warranties; Guarantees; Indemnities.  Except for warranties set forth in Section 3.25 of the Company Disclosure Schedule, including any warranties or guarantees implied by Law, no Sino-Canada Entity has given any warranties, guarantees or indemnities for which such Sino-Canada Entity remains liable relating to any products sold or services rendered by such Sino-Canada Entity. Section 3.25 of the Company Disclosure Letter contains a complete record of the warranty or guarantee claims with respect to any products sold or services rendered by the Sino-Canada Entities, including the date of claim, name of claimant, description of claim, resolution or status.

Annex A - 34

3.26           Customers and Suppliers. As of the date hereof, no current customer, vendor or supplier of the Sino-Canada Entities has overtly threatened in to cancel or otherwise modify its business relationship with such Sino-Canada Entity, which would be material to the Sino-Canada Entities.

3.27           Complete Copies of Materials.  The documents delivered or made available to Purchaser or included in the Company Disclosure Letter are true and complete copies of each document (or summaries of same).

3.28           Disclosure.  As of the Closing, none of the information supplied in writing by or on behalf of the Sino-Canada Entities specifically for inclusion or incorporation by reference in the Proxy Statement at the time the Proxy Statement is mailed or delivered to the stockholders of Purchaser, contained any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under with they are made, not misleading. Each of the Sino-Canada Entities agrees to provide to Purchaser a certificate with respect to such information provided to Purchaser for inclusion or incorporation by reference in the Proxy Statement.

3.29           No Other Representations or Warranties.  Except for the representations and warranties made by the Company, SCHS, PM and CLSC in this ARTICLE III, no Sino-Canada Entity makes any representation or warranty with respect to any of the Target Shares, any Sino-Canada Entity or its respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Purchaser or its representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

The Shareholders hereby severally represent and warrant to Purchaser, subject to such exceptions as are specifically disclosed in a disclosure letter (referencing the appropriate section, subsection, paragraph and subparagraph numbers) supplied by the Shareholders’ Representative to Purchaser concurrently with the execution of this Agreement (the “Shareholders’ Disclosure Letter”), as follows:

4.1           Organization; Standing.  Each Shareholder that is an entity (i) as of the date hereof, is duly organized, validly existing and in good standing under the Laws of their place of incorporation, (ii) has the requisite power and authority to own, lease and operate their properties and to carry on their business as now being conducted, and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to so qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to adversely affect any Shareholder’s ability to consummate the transactions contemplated by this Agreement.

Annex A - 35

4.2           Ownership of Target Shares.  The Target Shares being purchased hereunder by Purchaser are owned of record by the Shareholders listed on Schedule A to this Agreement as owning such Target Shares, free and clear of all Liens, and upon the Closing, Purchaser shall receive good, valid and marketable title to the Target Shares being acquired hereunder, free and clear of all Liens. No Shareholder is a party to any voting agreements, irrevocable proxies, voting trusts, or other voting arrangements with respect to the Target Shares.

4.3           Authority.  Each Shareholder has all requisite corporate and other applicable power and authority to enter into this Agreement and any Related Agreements to which each Shareholder a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each Shareholder of this Agreement and any Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby shall as of the Closing have been duly authorized by all necessary corporate action on the part of any Shareholder that is an entity, including by such Shareholder’s Board of Directors and by its shareholders, member or partners as applicable. This Agreement and any Related Agreements to which a Shareholder is a party have been duly executed and delivered by such Shareholder and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligations of such Shareholder enforceable against it in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.4           No Conflict.  The execution and delivery by each Shareholder of this Agreement and any Related Agreement to which a Shareholder is a party, and the consummation of the transactions contemplated hereby and thereby, will not Conflict with: (i) if an entity, any provision of the articles of incorporation (including any certificate of designations) and bylaws, or like organizational documents, of a Shareholder, each as amended to date, (ii) any Contract to which a Shareholder is a party or by which any of its properties or assets (whether tangible or intangible) are bound, or (iii) any Law applicable to any Shareholder or any of its properties or assets (whether tangible or intangible), in each case which would adversely affect any Shareholder’s ability to consummate the transactions contemplated by this Agreement.

4.5           Consents.  No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any third party, including a party to any Contract to which any Shareholder is a party or by which its assets are bound (so as not to trigger any Conflict), is required to be made by a Shareholder in connection with the execution and delivery of this Agreement and any Related Agreements to which any Shareholder is a party or the consummation of the transactions contemplated hereby and thereby, except for: (i) the consents listed on Section 4.5 of the Shareholders’ Disclosure Letter (“Shareholder Consents”), (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign, state or provincial securities (or related) Laws and the HSR Act and applicable foreign pre-acquisition notice statutes, and (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not adversely affect the ability of any Shareholder to consummate the Acquisition within the time frame in which the Acquisition would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings.

Annex A - 36

4.6           No Other Representations or Warranties.  Except for the representations and warranties made by the Shareholders in this ARTICLE IV, no Shareholder makes any representation or warranty with respect to any of the Target Shares, any Shareholder or their business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Purchaser or its representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

4.7           Acquisition of Surviving Corporation Common Stock.

(a)           Acquisition Entirely for Own Account.  Each Shareholder is acquiring Surviving Corporation Common Stock hereunder for his, her or its own account and not with a view to the resale or distribution of any part thereof.

(b)           Disclosure of Information. Each Shareholder acknowledges that all of the Purchaser SEC Documents were fully available to it, that the Company encouraged it to review such documents, including with the assistance of counsel, and that it had such opportunity to review all such documents. Each Shareholder acknowledges that it has received all the information that it has requested relating to Purchaser and the transactions contemplated by this Agreement. Each Shareholder further represents that it has had an opportunity to ask questions and receive answers from Purchaser regarding the terms and conditions of its acquisition of the Purchaser Common Stock hereunder and the transactions contemplated by this Agreement.

(c)           Shareholders Non-US Persons. Each Shareholder noted on Schedule A to this Agreement is not a “U.S. Person” as defined in Regulation S of the Securities Act and is not acquiring the securities for the account or benefit of any “U.S. Person” as defined in Regulation S of the Securities Act.

(d)           Restricted Securities. Each Shareholder understands that the Surviving Corporation Common Stock it will acquire hereunder constitutes “restricted securities” from the Surviving Corporation under the United States federal securities laws and that under such laws and applicable regulations such securities may only be sold in the United States pursuant to an effective registration statement or an available exemption from registration. Each Shareholder understands that, subject to certain limitations, the currently available exemption from registration under Rule 144 requires the securities to be held for a certain period of time before they can be sold in the United States.

Annex A - 37

(e)           Legend. It is understood that the certificates evidencing the Surviving Corporation Common Stock shall the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND ARE RESTRICTED SECURITIES (AS DEFINED IN RULE 144 UNDER THE U.S. SECURITIES ACT). EACH PURCHASER OF THESE SECURITIES ARE HEREBY NOTIFIED THAT THE SELLER OF THESE SECURITIES IS RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE U.S. SECURITIES ACT PROVIDED BY REGULATION S THEREUNDER.

THE HOLDER OF THESE SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT: (A) THESE SECURITIES MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY: (I) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE U.S. SECURITIES ACT; (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, IN EACH CASE (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THESE SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. PRIOR TO PERMITTING ANY TRANSFER, THE COMPANY MAY REQUEST AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE U.S. SECURITIES ACT OR IS EXEMPT FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED DIRECTLY OR INDIRECTLY, UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER

As of the date hereof, Purchaser, Merger Sub and Purchaser Sub hereby represent and warrant to the Company and the Shareholders, subject to such exceptions as are specifically disclosed in a disclosure letter (referencing the appropriate section, subsection, paragraph and subparagraph numbers) supplied by the supplied by Purchaser to the Company and the Shareholders’ Representative concurrently with the execution of this Agreement (the “Purchaser Disclosure Letter”), as follows:

5.1           Organization; Standing; Charter Documents; Subsidiaries.

(a)           Organization; Standing and Power.  Purchaser and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the under the laws of the jurisdiction of its incorporation or organization (and upon Closing and completion of the Reincorporation Merger, the Surviving Corporation will be a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware), (ii) has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to so qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser or adversely affect on Purchaser’s ability to consummate the transactions contemplated by this Agreement.

Annex A - 38

(b)           Charter Documents.  Purchaser has delivered or made available to the Company and the Shareholders’ Representative true and correct copies of: (i) the articles of incorporation (including any certificate of designations) and bylaws, or like organizational documents, of Purchaser (collectively, the “Purchaser Charter Documents”), and (ii) the articles of incorporation and bylaws, or like organizational documents, of each of its Subsidiaries, each as amended to date (collectively, “Purchaser Subsidiary Charter Documents”), and each such instrument is in full force and effect. Purchaser is not in violation of any of the provisions of the Purchaser Charter Documents and none of its Subsidiaries is in violation of its respective Purchaser Subsidiary Charter Documents.

(c)           Subsidiaries. Section 5.1(c) of the Purchaser Disclosure Letter sets forth each Subsidiary of Purchaser as of the date hereof. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned by Purchaser and/or a wholly-owned Subsidiary of Purchaser, free and clear of Liens, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests, except for restrictions imposed by applicable securities Laws. Other than its Subsidiaries, Purchaser does not own, directly or indirectly, any securities or capital stock of, or other equity or voting interests of any nature in, any other Person.

(d)           Directors.  Section 5.1(d) of the Purchaser Disclosure Letter lists the directors of Purchaser as of the date hereof.

(e)           Officers.  Section 5.1(e) of the Purchaser Disclosure Letter lists the officers of Purchaser as of the date hereof.

5.2           Capital Structure.

(a)           Purchaser Capital Stock.  The authorized capital stock of Purchaser consists of: (i) 424,999,000 shares of Purchaser Common Stock, and (ii) 10,000,000 shares of Purchaser Preferred Stock. As of the date hereof: (x) 386,966,816 shares of Purchaser Common Stock were issued and outstanding issued and outstanding as of the date hereof, (y) no shares of Purchaser Preferred Stock are issued and outstanding, and (z) no shares of Purchaser Common Stock or Purchaser Preferred Stock were issued and held by Purchaser in its treasury. No other shares of Purchaser capital stock are issued. All of the issued and outstanding shares of capital stock of the Purchaser are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights. No Person (other than the Shareholders) has any right of first refusal, preemptive right, right of participation, or any similar right with respect to Purchaser’s capital stock to participate in any transaction contemplated by this Agreement.

Annex A - 39

(b)           Stock Options. As of the date hereof: (i) 32,000,000 shares of Purchaser Common Stock are subject to issuance pursuant to outstanding options to purchase Purchaser Common Stock under the stock option, stock award, stock appreciation or phantom stock plans of Purchaser (the “Purchaser Stock Option Plans”) (stock options, stock awards, stock appreciation rights, phantom stock awards, stock-related awards and performance awards granted by Purchaser pursuant to the Purchaser Stock Option Plans are referred to in this Agreement as “Purchaser Options”), and (ii) 38,000,000 shares of Purchaser Common Stock are reserved for future issuance under the Purchaser Stock Option Plans. Section 5.2(b) of the Purchaser Disclosure Schedule lists as of the date hereof the Purchaser Options outstanding, including the name of the holder, number of shares of Purchaser Common Stock subject to issuance, date of grant and vesting terms. All shares of Purchaser Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Purchaser.

(c)           Voting Debt.  There are no bonds, debentures, notes or other indebtedness of Purchaser (i) having the right to vote on any matters on which stockholders of Purchaser may vote (or which is convertible into, or exchangeable for, securities of Purchaser having such right) or (ii) the value of which is any way based upon or derived from capital or voting stock of Purchaser (collectively, “Purchaser Voting Debt”), issued or outstanding.

(d)           Other Securities.  Except as otherwise set forth in this Section 5.2, there are no securities, options, warrants, calls, rights, Contracts, arrangements or undertakings of any kind to which Purchaser is a party or by which it is bound obligating Purchaser to (including on a deferred basis) issue, deliver or sell, or cause to be issued, delivered or sold, or otherwise granting Purchaser the right to have a third party issue, deliver or sell to Purchaser additional shares of capital stock, Purchaser Voting Debt or other voting securities of Purchaser, or obligating Purchaser to issue, grant, extend or enter into any such security, option, warrant, call, right, Contract, arrangement or undertaking.  All outstanding shares of Purchaser Common Stock have been issued and granted in compliance in all material respects with (i) all applicable securities Laws and all other applicable Laws and (ii) all requirements set forth in applicable Contracts with respect to such shares to which Purchaser is a party. There are no Contracts to which Purchaser is a party to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, Purchaser. Purchaser is not a party to, nor are there, any voting agreements, irrevocable proxies, voting trusts, registration rights agreements or other voting arrangements with respect to shares of the capital stock of, or other equity or voting interests in, Purchaser.

(e)           Merger Sub Capital Stock.  The authorized capital stock of Merger Sub consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 1,000 shares issued and outstanding. Purchaser is the sole stockholder of Merger Sub and is the legal and beneficial owner of all 1,000 issued and outstanding shares. Merger Sub was formed by counsel to Purchaser at the direction of Purchaser on August 18, 2009, solely for purposes of effecting the Reincorporation Merger and the other transactions contemplated hereby. Except as contemplated by this Agreement, Merger Sub does not hold, nor has it held, any material assets or incurred any material liabilities nor has Merger Sub carried on any business activities other than in connection with the Reincorporation Merger and the transactions contemplated by this Agreement. All of the outstanding shares of capital stock of Merger Sub have been duly authorized and validly issued, and are fully paid and nonassessable and not subject to any preemptive rights.

Annex A - 40

5.3           Authority.  Subject to obtaining stockholder approval, each of Purchaser, Merger Sub and Purchaser Sub has all requisite corporate power and authority to enter into this Agreement and any Related Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Purchaser, Merger Sub and Purchaser Sub of this Agreement and any Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby shall as of the Closing have been duly authorized by all necessary corporate action on the part of Purchaser. The affirmative vote of the holders of a majority of the outstanding shares of Purchaser Common Stock present in person or by proxy in favor of the Acquisition and the Share Issuance at a meeting duly called and held for approval of such matters are the only votes of the holders of any class or series of Purchaser capital stock necessary to approve the Acquisition, the Share Issuance and the transactions contemplated by this Agreement. This Agreement and any Related Agreements to which Purchaser, Merger Sub and Purchaser Sub is a party have been duly executed and delivered by Purchaser, Merger Sub and Purchaser Sub, as the case may be, and assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute the valid and binding obligations of Purchaser, Merger Sub and Purchaser Sub enforceable against it in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

5.4           No Conflict.  The execution and delivery by Purchaser, Merger Sub and Purchaser Sub of this Agreement and any Related Agreement to which Purchaser, Merger Sub and Purchaser Sub is a party, and the consummation of the transactions contemplated hereby and thereby, will not Conflict with (assuming Purchaser obtains stockholder approval of the Purchaser Shareholder Approval Items and amends its certificate of incorporation to authorize a sufficient number of shares of Purchaser Common Stock): (i) any provision of the Purchaser Charter Documents or Purchaser Subsidiary Charter Documents, (ii) any Contract to which Purchaser, Merger Sub and Purchaser Sub is a party or by which any of its properties or assets (whether tangible or intangible) are bound, or (iii) any Law applicable to Purchaser, Merger Sub and Purchaser Sub or any of their properties or assets (whether tangible or intangible).

5.5           Consents.  No consent, waiver, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any third party, including a party to any Contract to which Purchaser, Merger Sub and Purchaser Sub is a party or by which its assets are bound (so as not to trigger any Conflict), is required to be made by Purchaser, Merger Sub or Purchaser Sub in connection with the execution and delivery of this Agreement and any Related Agreements to which Purchaser, Merger Sub and Purchaser Sub is a party or the consummation of the transactions contemplated hereby and thereby, except for: (i) the consents listed on Section 5.5 of the Purchaser Disclosure Letter (“Purchaser Consents”), (ii) the Purchaser Stockholder Approval Items in accordance with the Purchaser Charter Documents and other applicable requirements, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign, state or provincial securities (or related) Laws and the HSR Act and applicable foreign pre-acquisition notice statutes, (iv) the filing of the Proxy Statement with the Securities and Exchange Commission (the “SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country with respect to the Share Issuance, and (vi) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on Purchaser, Merger Sub or Purchaser Sub or adversely affect the ability of Purchaser, Merger Sub or Purchaser Sub to consummate the Acquisition within the time frame in which the Acquisition would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings.

Annex A - 41

5.6           SEC Documents.

(a)           Purchaser has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Securities Act and Exchange Act (the “Purchaser SEC Documents”). A true and complete copy of each Purchaser SEC Document is available on the web site maintained by the SEC at http://www.sec.gov. As of their respective filing dates, Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to Purchaser, and no Purchaser SEC Documents contained on their respective filing dates any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed Purchaser SEC Document filed prior to the date of this Agreement.

(b)           Each of the financial statements of Purchaser (including, in each case, any related notes thereto) contained in Purchaser SEC Documents, (i) complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to Purchaser, (ii) are complete and accurately and fairly present, in conformity with GAAP applied on a consistent basis throughout the periods indicated therein (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, Form 8-K or any similar or successor form under the Exchange Act), the financial condition of Purchaser and the operating results and cash flows as of the dates and during the periods indicated therein, except that the unaudited interim financial statements may not contain all footnotes required by GAAP and were or are subject to normal and recurring year end adjustments.  Purchaser’s books and records have been properly and accurately maintained in all material respects, and, to Purchaser’s Knowledge, there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

(c)           Purchaser has no Indebtedness of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise, except for those which (i) have been disclosed, reflected, recorded or reserved against in the unaudited balance sheet of Purchaser as of May 31, 2009 (the “Purchaser Balance Sheet Date”) provided to Sino-Canada or (ii) have arisen in the ordinary course of business consistent with past practices since the Purchaser Balance Sheet Date and prior to the date hereof and which are not in excess of $100,000 individually. Set forth on Section 5.6(c) of the Purchaser Disclosure Letter are all leases and indebtedness of Purchaser that have been guaranteed by a stockholder of Purchaser and the name of the guaranteeing stockholder(s), together with a brief summary describing the nature of each such guarantee.

Annex A - 42

5.7           Material Changes. Since the date of the latest financial statements included within the Purchaser SEC Documents through the date hereof, there has not been, occurred or arisen any (except as contemplated by this Agreement or as specifically disclosed in a subsequent Purchaser SEC Document filed prior to the date hereof or in connection herewith):

(a)           event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect;

(b)           Purchaser liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in Purchaser’s financial statements pursuant to GAAP or disclosed in filings made with the SEC;

(c)           change in Purchaser’s method of accounting, except as required by GAAP;

(d)           any declaration, setting aside or payment of any distribution (whether in cash or property) in respect of any Purchaser’s capital stock, any issuance or authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Purchaser Common Stock, or any direct or indirect repurchase, redemption, or other acquisition by Purchaser or any of its affiliates of any shares of Purchaser Common Stock (or options, warrants or other rights convertible into, exercisable or exchangeable therefor); or

(e)           issuance of any Purchaser equity securities to any officer, director or Affiliate.

Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to Purchaser or its business, properties, operations or financial condition, that would be required to be disclosed by Purchaser under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) business day prior to the date that this representation is made.

5.8           Tax Matters.  Purchaser filed all material Tax Returns required to be filed by it and has paid, or has adequately reserved (in accordance with GAAP) for the payment of, all Taxes required to be paid (whether or not shown on any Tax Returns), and the most recent financial statements contained in the Purchaser SEC Documents reflect an adequate reserve (in accordance with GAAP) for all Taxes payable by Purchaser through the date of such financial statements. No material deficiencies for any Taxes have been asserted or assessed, or to Purchaser’s Knowledge, proposed, against Purchaser that are not subject to adequate reserves (in accordance with GAAP) in the most recent financial statements contained in the Purchaser SEC Documents. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of Purchaser, nor to Purchaser’s Knowledge is there any such claim or dispute pending or contemplated. Purchaser has delivered or made available to the Shareholders’ Representative correct and complete copies of all Returns, if any, filed by Purchaser, and all examination reports and statements of deficiencies assessed or asserted against or agreed to by the Purchaser, since its inception and any and all correspondence with respect to the foregoing.

Annex A - 43

5.9           Litigation.  There is no Legal Proceeding of any nature pending or, to Purchaser’s Knowledge, threatened in writing against Purchaser, its properties (tangible or intangible) or any of its directors or executive officers with respect to the business of Purchaser. To Purchaser’s Knowledge, there is no investigation by or before any Governmental Entity pending or threatened in writing against Purchaser, any of its properties (tangible or intangible) or any of its directors or executive officers with respect to the business of Purchasers. To Purchaser’s Knowledge, no Governmental Entity has at any time challenged or questioned the legal right of Purchaser to conduct its operations as currently conducted or its ability to consummate the Acquisition. To Purchaser’s Knowledge, there is no Legal Proceeding pending or threatened in writing against any Person who has a right pursuant to a Contract to which Purchaser is a party or by which any of its assets are bound to indemnification from Purchaser related to facts and circumstances existing prior to the Closing.

5.10           Compliance; Permits.

(a)           Compliance.  Purchaser is not in conflict with, or in default or in violation of, any Law applicable to Purchaser or by which any of its business or properties is bound, except for those conflicts, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser. Purchaser has not received written notice that any investigation or review by any Governmental Entity is pending with respect to a conflict with, default or violation of, any Law applicable to Purchaser or by which any of its business or properties is bound, and, to the Knowledge of Purchaser, no such investigation or review has been threatened in writing, against Purchaser. There is no Order to which Purchaser is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing the conduct of business by Purchaser as currently conducted or its ability to consummate the Acquisition. Purchaser is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the date hereof and as of the Closing Date.

(b)           Permits.  Purchaser holds, to the extent legally required, all Permits that are required for the operation of the business of Purchaser as currently conducted, the consummation of the Acquisition (subject to the consents, approvals, orders, authorizations, registrations, declarations or filings listed or disclosed in Section 5.5), and ownership by Purchaser of its assets (collectively, “Purchaser Permits”). To Purchaser’s Knowledge, the Purchaser Permits are in full force and effect and no suspension or cancellation of any of the Purchaser Permits is pending or threatened in writing.  Purchaser is in compliance in all material respects with the terms of the Purchaser Permits.

Annex A - 44

5.11           Internal Controls.  Purchaser has established and maintains, adheres to and enforces a system of internal controls over financial reporting, which are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Purchaser, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Purchaser are being made only in accordance with appropriate authorizations of management and the Board of Directors of Purchaser, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Purchasers assets, that could have a material effect on the financial statements of Purchaser. Neither Purchaser (including any Employee thereof) nor Purchaser’s independent auditors or legal counsel has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by Purchaser, (B) any fraud, whether or not material, that involves the management or other employees of Purchaser, or (C) any claim or allegation regarding any of the foregoing. In connection with the periods covered by the financial statements of Purchaser, Purchaser has disclosed to the Company all deficiencies and weaknesses identified by Purchaser or any of its independent auditors (whether current or former) in the design or operation of internal controls over financial reporting utilized by Purchaser.

5.12           Foreign Corrupt Practices Act.  To Purchaser’s Knowledge, neither Purchaser, nor any officer, director, agent, employee or other Person associated with or acting on its behalf, has, directly or indirectly, violated any provision of the FCPA, and to Purchaser’s Knowledge, none of them has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, or made, offered or authorized any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment.

5.13           Minute Book.  The minutes of Purchaser contain fair and accurate records of all actions taken, and all meetings held, by the board of directors and stockholders of Purchaser (and any committees thereof) since the time of formation of Purchaser. At the Closing, the minute books of Purchaser will be in its possession.

5.14           Brokers’ and Finders’ Fees.  Purchaser has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with the execution and delivery of the Agreement or any transaction contemplated hereby, nor will the Company, SCHS, PM, CLSC or any of the Shareholders incur, directly or indirectly, any such liability based on arrangements made by or on behalf of Purchaser.

Annex A - 45

5.15           Shares of Purchaser Common Stock.  The shares of Surviving Corporation Common Stock issuable to the Shareholders pursuant to Sections 2.3 and 2.4, when issued and delivered in compliance with the provisions of this Agreement, will be validly issued, and will be fully paid and nonassessable, and not subject to any preemptive rights or rights of first refusal.  Such shares of Purchaser Common Stock will be free of any Liens, other than any Liens created by or imposed upon the Shareholders; provided that such shares shall be subject to certain restrictions as set forth herein and in the Lock-Up Agreement.

5.16           Board Approval.  The Board of Directors of Purchaser has, by resolutions duly adopted or by vote at a meeting of all directors duly called and held and not subsequently rescinded or modified in any way prior to the date hereof, (i) determined that the Reincorporation Merger is in the best interests of Purchaser and its stockholders and declared the Reincorporation Merger to be advisable, (ii) determined that the Acquisition is fair to, and in the best interests of Purchaser and its stockholders and declared the Acquisition to be advisable, (iii) approved this Agreement and the transactions contemplated hereby, including the Reincorporation Merger, the reverse stock split and the Acquisition, and (iv) recommended that the stockholders of Purchaser approve (a) the Reincorporation Merger, (b) the reverse stock split, (c) the Acquisition, and (d) the Share Issuance (the items described in clauses (a) through (d), collectively, the “Purchaser Stockholder Approval Items”), and directed that such matters be submitted to Purchaser’s stockholders at the Purchaser Shareholders’ Meeting.

5.17           No General Solicitation. Neither Purchaser, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Purchaser Common Stock to be issued in the Share Issuance.

5.18           Disclosure.  As of the Closing, the Proxy Statement, at the time the Proxy Statement was mailed or delivered to the stockholders of Purchaser, shall not, other than any information about Shareholders and the Sino-Canada Entities, have contained any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under with they are made, not misleading.

5.19           Representations Complete
.  None of the representations or warranties made by Purchaser, Merger Sub and Purchaser Sub (as modified by the Purchaser Disclosure Letter) in this Agreement, and none of the statements made in the Purchaser Disclosure Letter or any exhibit, schedule or certificate furnished by Purchaser pursuant to this Agreement contains, or will contain at the Closing, any untrue statement of a material fact, or omits or will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

5.20           No Other Representations or Warranties.  Except for the representations and warranties made by Purchaser, Merger Sub and Purchaser Sub in this ARTICLE V, Purchaser, Merger Sub and Purchaser Sub make no representations or warranties with respect to any of the Purchaser Common Stock to be issued in the Share Issuance, Purchaser or its business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company, SCHS, PM, CLSC, the Shareholders or their representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

Annex A - 46

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1           Proxy Statement.

(a)           As promptly as practicable after the execution of this Agreement, Purchaser shall prepare and file with the SEC a preliminary proxy statement relating to a meeting of Purchaser’s stockholders to be held to consider the approval of the Purchaser Shareholder Approval Items (the “Preliminary Proxy Statement”).

(b)           Purchaser shall use its reasonable best efforts to cause to be filed as promptly as reasonably practicable a final proxy statement relating to a meeting of Purchaser’s stockholders to be held to consider the approval of the Purchaser Shareholder Approval Items (the “Final Proxy Statement” and together with the Preliminary Proxy Statement, the “Proxy Statement”) and shall use its reasonable best efforts to comply with the Exchange Act and the rules and regulations of the SEC in preparing and filing such Proxy Statement.

(c)           The Company, SCHS, PM and CLSC shall promptly provide to Purchaser such information concerning its business affairs and financial statements and financial information as, in the reasonable judgment of Purchaser or its counsel, may be required or appropriate for inclusion in the Proxy Statement pursuant to this Section 6.1, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Proxy Statement. The Company shall cooperate with Purchaser (and its counsel) in the preparation of the Proxy Statement and any amendment or supplement thereto.

6.2           Reporting Status.  During the period beginning on the date of this Agreement and ending on the earlier to occur of the Closing Date or the termination of this Agreement pursuant to its terms, Purchaser shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and Purchaser shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations of the SEC promulgated thereunder would otherwise permit such termination.

Annex A - 47

6.3           OTCBB Eligibility.  During the period beginning on the date of this Agreement and ending on the earlier to occur of the Closing Date or the termination of this Agreement pursuant to its terms, Purchaser shall take such actions as necessary to retain its eligibility for quotation on the OTC Bulletin Board.

6.4           Purchaser Stockholders Meeting; Board Recommendations.

(a)           Meeting of Stockholders. Promptly after the filing of the Final Proxy Statement, Purchaser will take all action necessary in accordance with the rules and regulations of the SEC, the Purchaser Charter Documents and applicable Laws to call, hold and convene a meeting of its stockholders to consider the approval of the Purchaser Stockholder Approval Items (the “Purchaser Stockholders’ Meeting”) to be held as promptly as practicable after the filing of the Final Proxy Statement. Purchaser will use all reasonable best efforts to solicit from its stockholders proxies in favor of the Purchaser Stockholder Approval Items, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules and regulations of the SEC, the Purchaser Charter Documents and applicable Laws to obtain such approvals. Purchaser shall ensure that the Purchaser Stockholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by its in connection with the Purchaser Stockholders’ Meeting are solicited in compliance with the rules and regulations of the SEC, the Purchaser Charter Documents and applicable Laws.

(b)           Board Recommendations. Purchaser shall cause the Board of Directors of Purchaser to recommend that the stockholders of Purchaser vote in favor of the approval the Purchaser Stockholder Approval Items at the Purchaser Stockholders’ Meeting. Purchaser shall cause the Proxy Statement to include a statement to the effect that the Board of Directors of Purchaser has recommended that Purchaser’s stockholders vote in favor of the Purchaser Stockholder Approval Items at the Purchaser Stockholders’ Meeting. Subject to applicable Laws, Purchaser shall cause the Board of Directors of Purchaser and any committee thereof to refrain from withdrawing, amending or modifying, or proposing or resolving to withdraw, amend or modify in a manner adverse to the other parties, the recommendation of its Board of Directors that the stockholders of Purchaser vote in favor of the approval of the Purchaser Stockholder Approval Items.

6.5           Board and Stockholder Approvals.  Purchaser shall cause the Board of Directors of Purchaser any committee thereof to refrain from withdrawing, amending or modifying, or proposing or resolving to withdraw, amend or modify in a manner adverse to the other parties, or in any way challenge the effectiveness or validity of the approvals of their respective Board of Directors and stockholders approving the Acquisition.

Annex A - 48

6.6           Confidentiality.  Each of the parties hereto hereby agrees that the information obtained in any investigation pursuant to the negotiation and execution of this Agreement or the effectuation of the transactions contemplated hereby, shall be governed by the confidentiality provisions of the letter of intent entered into by Purchaser and Company on June 28, 2009 (the “Confidentiality Agreement”), which Confidentiality Agreement will continue in full force and effect in accordance with its terms and each of Purchaser, the Company, and the Shareholders agree to be bound by the terms of such agreement and to hold, and cause their respective directors, officers, Employees, agents and advisors (including attorneys, accountants, consultants, bankers and  financial advisors) to hold, any non-public information in accordance with the terms of the Confidentiality Agreement.

6.7           Access to Information.  During the period beginning on the date of this Agreement and ending on the earlier to occur of the Closing Date or the termination of this Agreement pursuant to its terms, the Company shall afford Purchaser and Purchaser’s agents reasonable access during the Company’s regular business hours, upon reasonable advance notice, to its properties, books, records and personnel to obtain all information concerning its business (including the businesses of its Subsidiaries), including the status of product development efforts, properties, results of operations and personnel, as Purchaser may reasonably request. Purchaser shall hold all information received pursuant to this Section 6.7 confidential in accordance with the terms of the Confidentiality Agreement. Notwithstanding the foregoing, this Section 6.7 shall not require any Sino-Canada Entity to permit any inspection, or to disclose any information, that would result in (i) the waiver of any applicable attorney-client privilege, or (ii) the violation of any Laws. No information or knowledge obtained in any investigation or notification pursuant to this Section 6.7 or otherwise shall affect or be deemed to modify any representation or warranty contained herein, the covenants or agreements of the Company or the Shareholders or the conditions to the obligations of Purchaser hereto under this Agreement.

6.8           Regulatory Filings; Reasonable Best Efforts.

(a)           Regulatory Filings.  The Company and Purchaser shall coordinate and cooperate with one another and shall each use its reasonable best efforts to comply with, and shall each refrain from taking any action that would impede compliance with, all Laws, and as promptly as practicable after the date hereof, each of Purchaser and the Sino-Canada Entities shall make all filings, notices, petitions, statements, registrations, submissions of information, applications or submissions of other documents required by any Governmental Entity in connection with the Acquisition and the transactions contemplated hereby, including: (i) filings of any pre-acquisition notification forms required by the acquisition notification or control Laws of any applicable jurisdiction, as agreed by the parties hereto, and (ii) any filings required under the Exchange Act and the securities Laws of any foreign country, or any other Law relating to the Acquisition. Each of Purchaser and the Company will cause all documents that it is responsible for filing with any Governmental Entity under this Section 6.8(a) to comply in all material respects with all applicable Laws.

Annex A - 49

(b)           Reasonable Best Efforts.  Upon the terms and subject to the conditions set forth herein, each of the parties hereto and Purchaser agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Acquisition and the other transactions contemplated by this Agreement, including using reasonable best efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in ARTICLE VIII to be satisfied; (ii) the obtaining of all necessary consents, approvals or waivers from third parties; (iii) defending of any Legal Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby; (iv) meetings with and presentations to Purchaser’s stockholders regarding the Acquisition; and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, the Company and its Board of Directors shall, if any takeover statute or similar Law is or becomes applicable to the Acquisition, this Agreement or any of the transactions contemplated by this Agreement, use its reasonable best efforts to ensure that the Acquisition and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on the Acquisition, this Agreement and the transactions contemplated hereby.

6.9           Notification of Certain Matters.

(a)           By the Company and the Shareholders’ Representative. The Company or the Shareholders’ Representative, as applicable, shall give prompt written notice to Purchaser of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement Known to the Company or any of the Shareholders, in each case, such that the conditions set forth in Sections 8.1 and 8.2 would not be satisfied; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition or deemed to be an admission of the materiality of such item disclosed. The Company or the Shareholders’ Representative shall promptly notify Purchaser of any event or state of facts before the Closing that constitutes a Material Adverse Effect on the Company. Any such notification shall not be deemed to amend the schedules hereto for purposes of determining whether the conditions set forth in ARTICLE VIII have been satisfied and shall not be deemed to cure any breach of any representation or warranty or to limit the rights and remedies of the parties under this Agreement for any breach by the other parties of such representations and warranties.

(b)           By Purchaser. Purchaser shall give prompt notice to the Company of any representation or warranty made by it or Purchaser contained in this Agreement becoming untrue or inaccurate, or any failure of Purchaser to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement Known to Purchaser, in each case, such that the conditions set forth in Sections 8.1 and 8.3 would not be satisfied; provided, however, that such disclosure shall not be deemed to cure any breach of a representation, warranty, covenant or agreement or to satisfy any condition or deemed to be an admission of the materiality of such item disclosed. Purchaser shall promptly notify the Company or the Shareholders’ Representative of any event or state of facts before the Closing that constitutes a Material Adverse Effect on Purchaser. Any such notification shall not be deemed to amend the schedules hereto for purposes of determining whether the conditions set forth in ARTICLE VIII have been satisfied and shall not be deemed to cure any breach of any representation or warranty or to limit the rights and remedies of the parties under this Agreement for any breach by the other parties of such representations and warranties.

Annex A - 50

(c)           Third-Party Consents. As soon as practicable following the date hereof, Purchaser, each of the Shareholders, and the Sino-Canada Entities shall each use its reasonable best efforts to obtain any consents, waivers or approvals under any of its or their Subsidiaries’, as applicable, respective Contracts required to be obtained in connection with the consummation of the Acquisition and the transactions contemplated by this Agreement and the Related Agreements.

6.10           Purchaser Stock Option Plans.

(a)           Assumption of Purchaser Options. At the Effective Time, the Surviving Corporation shall assume all outstanding Purchaser Options, whether or not exercisable at such time and regardless of the respective exercise prices thereof, in accordance with the terms of the Purchaser Stock Option Plans. Each Purchaser Option so assumed by the Surviving Corporation under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Purchaser Option (including any applicable stock option agreement or other document evidencing such Purchaser Option) immediately prior to the Effective Time (including any repurchase rights or vesting provisions), except that (i) each Purchaser Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Surviving Corporation Common Stock equal to the product of the number of Purchaser Common Stock that were issuable upon exercise of such Purchaser Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number of shares of Surviving Corporation Common Stock and (ii) the per share exercise price for the shares of Surviving Corporation Common Stock issuable upon exercise of such assumed Purchaser Option will be equal to the quotient determined by dividing the exercise price per Purchaser Common Stock at which such Purchaser Option was exercisable immediately prior to the Effective Time by the Exchange Ratio, rounded up to the nearest whole cent. Each assumed Purchaser Option shall be vested immediately following the Effective Time as to the same percentage of the total number of shares subject thereto as it was vested as to immediately prior to the Effective Time, except to the extent such Purchaser Option by its terms in effect prior to the date hereof provides for acceleration of vesting. As soon as reasonably practicable, the Surviving Corporation will use all reasonable efforts to issue to each Person who holds an assumed Purchaser Option a document evidencing the foregoing assumption and replacement of such Purchaser Option by the Surviving Corporation.

(b)           Incentive Stock Options. The conversion of Purchaser Options provided for in this Section 6.10, with respect to any options which are intended to be “incentive stock options” (as defined in Section 422 of the Code) shall be effected in a manner consistent with Section 424(a) of the Code.

Annex A - 51

6.11           Board of Directors of the Surviving Corporation.

(a)           The parties hereto shall take all actions necessary in accordance with the rules and regulations of the SEC, the certificate of incorporation and bylaws of the Surviving Corporation and applicable Laws such that effective as of immediately following the Closing and ending not sooner than the next annual stockholders meeting of the Surviving Corporation, the Board of Directors of the Surviving Corporation shall consist of seven (7) members with five (5) of the directors nominated by the Shareholders in their discretion (the “Shareholder nominees”) and two (2) of the directors nominated by the Purchaser Representatives (the “Purchaser nominees”). One of the Purchaser nominees and at least three (3) of the Shareholder nominees will be independent directors under SEC rules and regulations. Such directors shall upon election satisfy all the requirements of all applicable Laws and director independence requirements and the audit committee financial expert requirements of the SEC.

(b)           The Shareholders agree, pursuant to the Voting Agreement, that, for a period commencing from the Closing Date and ending not sooner than the next annual stockholders meeting of the Surviving Corporation, they shall vote all Surviving Corporation Common Stock then owned by them in favor of the persons nominated by Purchaser Representatives.

6.12           Officers of the Surviving Corporation. The following officers of the Surviving Corporation shall be appointed by the board of directors of the Surviving Corporation upon the Closing, each to hold office in accordance with the provisions of the bylaws of the Surviving Corporation:

Name	Position
Ross Yuan	Chief Executive Officer
Tiezhi Zhang	President
Fusheng Xie	Vice President
Sun Meifang	Chief Accounting Officer
Zhang Jie	Secretary

6.13           Public Disclosure.  The Company and Purchaser shall issue one joint press release, in form and substance reasonably agreed to by Purchaser, regarding the Acquisition upon execution of this Agreement. Other than the press release referred to in the preceding sentence, neither the Company, the Shareholders’ Representative, nor any of their respective representatives shall issue any statement or communication to any third party (other than its agents that are bound by confidentiality restrictions) regarding the subject matter of this Agreement or the transactions contemplated hereby without the consent of Purchaser. Other than the press release referred to above, Purchaser shall not issue any statement or communication to any third party (other than its agents that are bound by confidentiality restrictions) regarding the subject matter of this Agreement or the transactions contemplated hereby without first consulting with the Company, except that this restriction shall be subject to Purchaser’s obligation to comply with applicable Laws and the rules and regulations of the SEC.

Annex A - 52

6.14           Additional Documents and Further Assurances.  Following the Closing, each party hereto, at the reasonable request of another party hereto, shall use commercially reasonable efforts to execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the Acquisition and the transactions contemplated hereby.

6.15           Guaranty.  Prior to the Closing, the Company shall (i) cause SCHS, PM and CLSC to perform any and all of their obligations under this Agreement and the Related Agreements and (ii) guarantees the performance by each of SCHS, PM and CLSC of their obligations under this Agreement and the Related Agreements.

6.16           Expenses. All fees and expenses incurred in connection with the Reincorporation Merger and the Acquisition and/of the transactions contemplated hereby, including all legal, accounting, financial and tax advisory, consulting, investment banking, regulatory and all other fees and expenses of third parties incurred by the Company, SCHS, PM, CLSC, or the Shareholders, on the one hand, and Purchaser and its Subsidiaries, on the other hand, in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby (“Third Party Expenses”), shall be the obligation of the Company and Purchaser, respectively.

6.17           Conveyance Taxes.  Purchaser, the Company, the Shareholders and the Shareholders’ Representative shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration or other fees or any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required to be filed on or before the Closing. All such taxes will be paid by the party bearing the legal responsibility for such payment.

6.18           Merger Sub and Purchaser Sub Compliance.  Purchaser shall (i) cause each of Merger Sub and Purchaser Sub to comply with all of their obligations under or relating to this Agreement and the Related Agreements and (ii) guarantees the performance by each of Merger Sub and Purchaser Sub of their obligations under this Agreement and the Related Agreements.  Merger Sub shall not engage in any business which is not in connection with the Reincorporation Merger pursuant to this Agreement.

Annex A - 53

6.19           Sino-Canada Entities Acquisition Proposals.

(a)           No Solicitation.  From the date hereof until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, the Company, SCHS, PM, CLSC and the Shareholders agree that neither they nor any of their Subsidiaries nor any of their officers and directors or those of their Subsidiaries shall, and that the Company, SCHS, PM, CLSC and the Shareholders shall use its reasonable best efforts to cause their and their Subsidiaries’ Employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) (collectively, “Representatives”) not to (and shall not authorize any of them to), directly or indirectly: (i) solicit, initiate, encourage, knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any Person with respect to any Acquisition Proposal, except as to the existence of the provisions of this Section 6.19, (iv) approve, endorse or recommend any Acquisition Proposal, or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Proposal. The Sino-Canada Entities and the Shareholders will immediately cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal with respect to itself. “Acquisition Proposal” shall mean any offer or proposal, relating to any transaction or series of related transactions involving: (A) any purchase from the Company or acquisition by any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a ten percent (10%) interest in the total outstanding voting securities of the Sino-Canada Entities or any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning ten percent (10%) or more of the total outstanding voting securities of the Sino-Canada Entities or any merger, consolidation, business combination or similar transaction involving the Sino-Canada Entities, (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than ten percent (10%) of the assets of the Sino-Canada Entities (taken as a whole), or (C) any liquidation or dissolution of the Company; provided, however, that neither discussions with Purchaser nor the transactions contemplated by this Agreement shall be deemed an Acquisition Proposal.

(b)           Notification of Unsolicited Acquisition Proposals.  As promptly as practicable after receipt of any Acquisition Proposal or any request for nonpublic information or inquiry which the Sino-Canada Entities reasonably believe would lead to an Acquisition Proposal, the Company shall provide Purchaser with notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Acquisition Proposal, request or inquiry and a copy of all written materials provided in connection with such Acquisition Proposal, request or inquiry. The Company shall provide Purchaser as promptly as practicable notice setting forth all such information as is reasonably necessary to keep Purchaser informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry and shall promptly provide Purchaser a copy of all written materials subsequently provided in connection with such Acquisition Proposal, request or inquiry.

Annex A - 54

6.20           Purchaser Acquisition Proposals.

(a)           No Solicitation.  From the date hereof until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, Purchaser agrees that neither it nor any of its Subsidiaries nor any of its officers and directors or those of its Subsidiaries shall, and that Purchaser shall use its reasonable best efforts to cause its and its Subsidiaries’ Representatives not to (and shall not authorize any of them to), directly or indirectly: (i) solicit, initiate, encourage or induce any inquiry with respect to, or the making, submission or announcement of, any Purchaser Acquisition Proposal; (ii) participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Purchaser Acquisition Proposal; (iii) engage in discussions with any Person with respect to any Purchaser Acquisition Proposal, except as to the existence of the provisions of this Section 6.20; (iv) approve, endorse or recommend any Purchaser Acquisition Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Purchaser Acquisition Proposal. Purchaser will immediately cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Purchaser Acquisition Proposal with respect to itself. “Purchaser Acquisition Proposal” shall mean any offer or proposal, relating to any transaction or series of related transactions involving: (A) any acquisition of any voting securities of any Person or any merger, consolidation, business combination or similar transaction resulting in an acquisition of voting securities, or (B) any acquisition of the assets of any Person; provided, however, neither the discussion of such transactions with the Shareholders and their Affiliates and Representatives nor the transactions contemplated hereby and shall not be deemed a Purchaser Acquisition Proposal.

(b)           Notification of Unsolicited Purchaser Acquisition Proposals.  As promptly as practicable after receipt of any Purchaser Acquisition Proposal, Purchaser shall provide the Shareholders’ Representative with notice of the material terms and conditions of such Purchaser Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Purchaser Acquisition Proposal, request or inquiry and a copy of all written materials provided in connection with such Purchaser Acquisition Proposal, request or inquiry. Purchaser shall provide the Shareholders’ Representative as promptly as practicable after the occurrence of any material development with respect to such Purchaser Acquisition Proposal notice setting forth all such information as is reasonably necessary to keep the Shareholders’ Representative informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Purchaser Acquisition Proposal, request or inquiry and shall promptly provide the Shareholders’ Representative a copy of all written materials subsequently provided in connection with such Purchaser Acquisition Proposal, request or inquiry.

Annex A - 55

6.21           Indemnification.

(a)           Indemnity.  From and after the Closing, the Surviving Corporation will fulfill and honor in all respects the obligations of Purchaser pursuant to any indemnification Contracts between Purchaser and its directors and officers immediately prior to the Closing for which true and complete copies have been provided to the Company, subject to applicable Law. Subject to limitations by applicable Law, the Surviving Corporation shall cause the certificate of incorporation and bylaws of the Surviving Corporation following the Closing will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Purchaser Charter Documents as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Closing in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Closing, were directors, officers, employees or agents of Purchaser, unless such modification is required by Law.

(b)           Insurance.  For a period of six (6) years after the Closing, the Surviving Corporation will cause to be maintained directors’ and officers’ liability insurance covering those persons who are covered by the Surviving Corporation’s directors’ and officers’ liability insurance policy as of the date hereof on terms comparable to those applicable to the current directors and officers of Purchaser for a period of six (6) years after the Closing.

(c)           Third–Party Beneficiaries.  This Section 6.21 is intended to be for the benefit of, and shall be enforceable by the directors and officers of Purchaser described in Section 6.21(a) and their heirs and personal representatives and shall be binding on the Surviving Corporation and its successors and assigns. In the event the Surviving Corporation or its successor or assign (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successor and assign of the Surviving Corporation honor the obligations set forth with respect to Purchaser in this Section 6.21.

6.22           Company Financial Statements. (i) The Company shall deliver to Purchaser on or before November 30, 2009 (A) consolidated balance sheets as of December 31, 2007 and December 31, 2008, and the related consolidated statements of income, cash flow and members’ equity for the years then ended prepared for those periods and in such format as may be determined by a mutually acceptable independent financial accountant certified by the Public Company Accounting Oversight Board (the “Independent Accountants”), together with the unqualified audit report of the Independent Accountants with respect to such financial statements for inclusion in the Proxy Statement pursuant to the Exchange Act and (B) the unaudited balance sheet as of June 30, 2009 and the related consolidated statements of income, cash flow and members’ equity for the respective three and six-month periods then ended, each as reviewed by the Independent Accountants, and (ii) such financials statements and any additional unaudited financial statements must, in the opinion of Purchaser, be suitable or readily adaptable for incorporation in the reports required to be filed by Purchaser with the SEC pursuant to the Exchange Act.

Annex A - 56

6.23           Shareholder Approval. The Shareholders and the Company consent to the Acquisition and the transactions contemplated by this Agreement and approve such matters for all purposes under the Target Charter Documents and waive all notice requirements thereunder.

6.24           Company Subsidiary Divestitures. Prior to the Closing, the Company shall divest itself of Sino-Canada Middle School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, and Wujiang Fenghua Training Center, a social organization existing under the laws of the People’s Republic of China.

ARTICLE VII
CONDUCT OF BUSINESS

7.1           Conduct of Business by Sino-Canada Entities prior to the Closing.

(a)           Ordinary Course. During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Sino-Canada Entities shall, and shall cause their Subsidiaries to, except as otherwise expressly contemplated by this Agreement or to the extent that Purchaser shall otherwise consent in writing, (i) carry on their business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (ii) pay their debts and Taxes when due, and (iii) use all reasonable efforts consistent with past practices and policies to (x) preserve intact its present business organization, (y) keep available the services of its present executive officers and employees, and (z) preserve its relationships with customers, suppliers, licensors, licensees, and others with which it has business dealings.

(b)           Required Consent. In addition, without limiting the generality of Section 7.1(a), except as expressly permitted by the terms of this Agreement or as expressly provided in Section 7.1(b) of the Company Disclosure Letter (referencing the applicable subparagraph below), without the prior written consent of Purchaser, which shall not be unreasonably withheld or delayed, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, none of the Sino-Canada Entities shall do any of the following:

(i)            enter into any new line of business material to the Sino-Canada Entities or make a material change to any existing line of business;

(ii)           declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(iii)           purchase, redeem or otherwise acquire, directly or indirectly, any shares of their capital stock, except repurchases of unvested shares in connection with the termination of the employment relationship with any Employee pursuant to stock option or purchase agreements in effect on the date hereof;

Annex A - 57

(iv)           issue, deliver, sell, authorize, pledge or otherwise encumber any shares of their capital stock, Voting Debt or any securities convertible into shares of their capital stock or Voting Debt, or subscriptions, rights, warrants or options to acquire any shares of its capital stock or Voting Debt or any securities convertible into shares of their capital stock or Voting Debt, or enter into other agreements or commitments of any character obligating them to issue any such securities or rights;

(v)            cause, permit or propose any amendments to the Target Charter Documents or any of the Target Subsidiary Charter Documents;

(vi)           acquire or agree to acquire by merging or consolidating with, or by purchasing any equity or voting interest in or a portion of the assets of, or by any other manner, any material business or any Person or division thereof, or otherwise acquire or agree to acquire any material assets;

(vii)          enter into any binding agreement, agreement in principle, letter of intent, memorandum of understanding or similar agreement with respect to any joint venture, strategic partnership or alliance, except for non-exclusive marketing, distributor, reseller, customer, end-user and related agreements entered into in the ordinary course of business consistent with past practice;

(viii)         sell, lease, license, encumber or otherwise dispose of any material properties or assets except sales of inventory and scrap material in the ordinary course of business consistent with past practice;

(ix)            make any loans, advances of money or capital contributions to, or investments in, any Person, other than: (A) loans or investments by it or a wholly-owned Subsidiary of it to or in it or any wholly-owned Subsidiary of it, or (B) employee loans or advances for travel and entertainment expenses made in the ordinary course of business consistent with past practice;

(x)            except as required by GAAP or applicable legal requirements, make any material change in its methods or principles of accounting;

(xi)           except as required by Legal Requirements, make or change any Tax election or adopt or change any accounting method in respect of Taxes, settle or compromise any material Tax liability or consent to any extension or waiver of any limitation period with respect to Taxes;

(xii)          except as required by GAAP or the SEC, revalue any of its assets;

(xiii)         (A) pay, discharge, settle or satisfy any claims or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction for money, of claims or litigation (x) in the ordinary course of business consistent with past practice or in amounts not in excess of $100,000 individually or $200,000 in the aggregate or (y) to the extent subject to reserves on the Financials existing as of the date hereof in accordance with GAAP, or (B) waive the benefits of, agree to modify in any manner, terminate, release any Person from or knowingly fail to enforce any confidentiality or similar agreement to which any of the Sino-Canada Entities is a party or of which any or the Sino-Canada Entities is a beneficiary;

Annex A - 58

(xiv)           except as required by Legal Requirements or written Contracts currently binding on the Sino-Canada Entities, (A) increase in any manner the amount of compensation or fringe benefits of, pay any bonus to or grant severance or termination pay to any officer or director of the Sino-Canada Entities, (B) make any increase in or commitment to increase the benefits or expand the eligibility under any Employee Plan (including any severance plan), adopt or amend or make any commitment to adopt or amend any Employee Plan or make any contribution, other than regularly scheduled contributions or pursuant to the terms of any existing Employee Plan, to any Employee Plan, (C) enter into any employment, severance, termination or indemnification agreement with any officer or director of the Sino-Canada Entities or enter into any collective bargaining agreement, (D) grant any stock appreciation right, phantom stock award, stock-related award or performance award (whether payable in cash, shares or otherwise) to any Person (including any Employee) other than under any Employee Plan, or (E) enter into any agreement with any Employee the benefits of which are (in whole or in part) contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Sino-Canada Entities of the nature contemplated hereby;

(xv)          grant any exclusive rights to a third party with respect to any Company Intellectual Property;

(xvi)         enter into or renew any Contracts containing, or otherwise subjecting the Sino-Canada Entities or Purchaser to, any non-competition, exclusivity or other restrictions on the operation of the business of the Sino-Canada Entities or Purchaser;

(xvii)        enter into any Contract which would be to grant to a third party following the Acquisition any actual or potential right of license to any Company Intellectual Property other than in the normal course of business consistent with past practice;

(xviii)       enter into or renew any Contracts containing any material purchase, supply, support, maintenance or service obligation, other than those obligations in the ordinary course of business consistent with past practice;

(xix)          hire employees other than in the ordinary course of business consistent with past practice and at compensation levels substantially comparable to that of similarly situated employees;

(xx)           incur any indebtedness for borrowed money in excess of $100,000 or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Sino-Canada Entities, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

Annex A - 59

(xxi)          enter into, modify, amend, or terminate any Material Contract currently in effect, or waive, release or assign any material rights or claims thereunder, in each case, in a manner materially adverse to the Company;

(xxii)         enter into any Contract obligating the Sino-Canada Entities to pay a third party that is outside of the ordinary course of business consistent with past practice and in excess of $100,000 individually;

(xxiii)        intentionally take any action that is intended to (A) result in any of the Company’s, SCHS’, PM’s, CLSC’s or Shareholder’s representations and warranties set forth in this Agreement being or becoming untrue in any material respect (or in all respects, with respect to those representations and warranties which are qualified as to materiality) at any time at or prior to the Closing Date, (B) result in any of the conditions to the Acquisition set forth in ARTICLE VIII not being satisfied, or (C) result in a material violation of any provision of this Agreement (or a violation in any respect, with respect to those provisions which are qualified as to materiality) except, in each case, as may be required by any Law; or

(xxiv)       agree in writing or otherwise to take any of the actions described in (i) through (xxiii) above.

(c)           Procedures for Requesting Purchaser Consent
.  If the Company desires to take an action which would be prohibited pursuant to Section 7.1(b) without the written consent of Purchaser, prior to taking such action the Company may request such written consent by sending an e-mail or facsimile to the following individual:

Victor Zhou
Chief Executive Officer
The Hartcourt Companies, Inc.
Facsimile: (86 21) 5206 7613
E-mail: victor.zhou@hartcourt.com

Consent shall be deemed given pursuant to this Section 6.1(c) if no response is received within three (3) Business Days following a request for consent delivered pursuant to this Section 6.1(c).

7.2           Conduct of Business by Purchaser prior to the Closing.

(a)           Ordinary Course. During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, Purchaser shall, except as otherwise expressly contemplated by this Agreement or to the extent that the Company shall otherwise consent in writing, (i) carry on their business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (ii) pay its debts and Taxes of when due, and (iii) use all reasonable efforts consistent with past practices and policies to (x) preserve intact its present business organization, (y) keep available the services of its present executive officers, and (z) preserve its relationships with those with which it has business dealings.

Annex A - 60

(b)           Required Consent. In addition, without limiting the generality of Section 7.2(a), except as expressly permitted by the terms of this Agreement or as expressly provided in Section 7.2(b) of the Purchaser Disclosure Letter (referencing the applicable subparagraph below), without the prior written consent of the Company, not to be unreasonably withheld if a valid business purpose exists for doing so in the good faith business judgment of Purchaser and upon presentment of relevant information and an opportunity to assess and discuss with Purchaser, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, Purchaser shall not do any of the following:

(i)             not pledge, sell, transfer, dispose or otherwise encumber or grant any rights or interests to others of any kind with respect to all or any part of the shares of capital stock of Purchaser;

(ii)            except pursuant to existing equity rights outstanding, not issue any shares of capital stock of Purchaser or any options therefor or any securities convertible into or exchangeable for capital stock of Purchaser or enter into any agreements in respect of the ownership or control of such capital stock;

(iii)           not declare any dividend or make any distribution in cash, securities or otherwise on the outstanding shares of capital stock of Purchaser or directly or indirectly redeem, purchase or in any other manner whatsoever advance, transfer (other than in payment for goods received or services rendered in the ordinary course of business), or distribute to any of their Affiliates or otherwise withdraw cash or cash equivalents in any manner inconsistent with established cash management practices;

(iv)           except as contemplated by this Agreement, not to amend the Certificate of Incorporation or By-laws (or other organizational documents) of Purchaser;

(v)            not to merge or consolidate with, or acquire any assets of, or otherwise acquire any interest in the business operations of, any Person;

(vi)           take any action or omit to take any action that may directly or indirectly impede or affect the Acquisition and the Closing on the terms contemplated by this Agreement;

(vii)          incur any indebtedness for borrowed money in excess of $100,000 or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Purchaser, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

Annex A - 61

(viii)         intentionally take any action that is intended to (A) result in any of Purchaser’s representations and warranties set forth in this Agreement being or becoming untrue in any material respect (or in all respects, with respect to those representations and warranties which are qualified as to materiality) at any time at or prior to the Closing Date, (B) result in any of the conditions to the Acquisition set forth in ARTICLE VIII not being satisfied, or (C) result in a material violation of any provision of this Agreement (or a violation in any respect, with respect to those provisions which are qualified as to materiality) except, in each case, as may be required by any Law; or

(ix)           agree in writing or otherwise to take any of the actions described in (i) through (viii) above.

7.3           Conduct of Business by the Shareholders prior to the Closing.

(a)           Ordinary Course. During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, the Shareholders, if entities, shall in support of the Acquisition, except as otherwise expressly contemplated by this Agreement or to the extent that Purchaser shall otherwise consent in writing, (i) carry on their business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (ii) pay its debts and Taxes of when due, and (iii) use all reasonable efforts consistent with past practices and policies to preserve intact its present business organization.

(b)           Required Consent. In addition, without limiting the generality of Section 7.3(a), except as expressly permitted by the terms of this Agreement, without the prior written consent of Purchaser, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date, none of the Shareholders shall do any of the following:

(i)            purchase or otherwise acquire, directly or indirectly, any shares of capital stock, Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or subscriptions, rights, warrants or options to acquire any shares of capital stock or Voting Debt or any securities convertible into shares of capital stock or Voting Debt of the Company or any Sino-Canada Entity except pursuant to stock option or purchase agreements in effect on the date hereof;

(ii)            sell, pledge or otherwise encumber any shares of capital stock, Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or subscriptions, rights, warrants or options to acquire any shares of capital stock or Voting Debt or any securities convertible into shares of capital stock or Voting Debt of the Company;

(iii)           take any action or omit to take any action that may directly or indirectly impede or affect the Acquisition and the Closing on the terms contemplated by this Agreement;

Annex A - 62

(iv)           intentionally take any action that is intended to (A) result in any of Shareholders’ representations and warranties set forth in this Agreement being or becoming untrue in any material respect (or in all respects, with respect to those representations and warranties which are qualified as to materiality) at any time at or prior to the Closing Date, (B) result in any of the conditions to the Acquisition set forth in ARTICLE VIII not being satisfied, or (C) result in a material violation of any provision of this Agreement (or a violation in any respect, with respect to those provisions which are qualified as to materiality) except, in each case, as may be required by any Law; or

(v)           agree in writing or otherwise to take any of the actions described in (i) through (iv) above.

ARTICLE VIII
CONDITIONS TO THE ACQUISITION

8.1           Conditions to Obligations of Each Party to Effect the Acquisition.  The respective obligations of the Company, SCHS, PM, CLSC, the Shareholders and Purchaser to effect the Acquisition shall be subject to the satisfaction, at or prior to the Closing, of the following condition:

(a)           No Order; Injunctions; Restraints; Illegality.  No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law or Order which is in effect and which has the effect of making the Acquisition illegal or otherwise prohibiting or preventing consummation of the Acquisition.

(b)           Stockholder Approval. Each of the Purchaser Stockholder Approval Items shall have been approved by the requisite vote under the Purchaser Charter Documents and applicable Law by the stockholders of Purchaser.

(c)           Reincorporation Merger.  The Reincorporation Merger shall have been effected by filing the Articles of Merger and Certificate of Merger.

(d)           Governmental Approval.  Any necessary approvals from any Governmental Entity shall have been timely obtained all in a form and substance satisfactory to Purchaser.

(e)           Compliance with Securities Laws.  Purchaser shall have obtained all necessary permits and qualifications, or have the availability of exemptions therefrom, required by the United States and any state for the Share Issuance on the terms contemplated by this Agreement.

(f)           Company Subsidiary Divestitures.  The Company Subsidiary divestitures contemplated by Section 6.23 shall have been completed.

8.2           Additional Conditions to Obligations of Purchaser.  The obligations of Purchaser to effect the Acquisition shall be subject to the satisfaction at or prior to each Closing (unless otherwise provided below) of each of the following conditions, any of which may be waived, in writing, exclusively by Purchaser:

Annex A - 63

(a)           Representations, Warranties and Covenants.  (i) The representations and warranties of the Company, SCHS, PM, CLSC and the Shareholders contained in this Agreement (other than the representations and warranties as of a specified date, which shall be true and correct as of such date) shall have been true and correct on the date they were made and shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, which shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of such time, and (ii) the Company, SCHS, PM, CLSC, and the Shareholders shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by such parties as of the Closing.

(b)           No Material Adverse Effect.  There shall not have occurred any event or condition of any character that has had, either individually or in the aggregate with all such other events or conditions, a Material Adverse Effect on the Sino-Canada Entities.

(c)           Litigation.  There shall be no material action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against the Sino-Canada Entities or any of the Shareholders or their respective properties or any of their respective officers, directors or shareholders arising out of, or in any way connected with, the Acquisition or the other transactions contemplated by this Agreement.

(d)           Legal Opinion. Prior to the Closing, Purchaser shall have received a legal opinion from legal counsel to the Company, SCHS, PM and CLSC, substantially in the form set forth as Exhibit D hereto.

(e)           Estimated Sino-Canada Closing Date Balance Sheet. The Company shall have delivered to Purchaser an estimated closing balance sheet of the Company, on a consolidated basis, prepared in accordance with GAAP determined as of 11:59 p.m. on the Business Day immediately preceding the Closing Date (the “Estimated Sino-Canada Closing Date Balance Sheet”), which balance sheet shall be certified as true and correct as of the Closing Date by the Company’s chief executive officer.

(f)           Company Financial Statements. The Company Historic Financial Statements shall have been prepared for those periods and in such format as may be determined by the Independent Accountants, for inclusion in the Proxy Statement pursuant to the Exchange Act and sufficient to meet the on-going public reporting requirements of Purchaser, and (ii) the Company Historic Financial Statements are, in the opinion of Purchaser, suitable or readily adaptable for incorporation in the reports required to be filed by Purchaser with the SEC pursuant to the Exchange Act.

(g)           Voting Agreement.  The Shareholders shall have executed and delivered the Voting Agreement and such agreement shall be in full force and effect.

(h)           Lock-Up Agreement.  The Shareholders shall have executed and delivered to Purchaser the Lock-Up Agreement and such agreement shall be in full force and effect.

Annex A - 64

(i)           Officers and Directors. Each of the officers and directors of the Surviving Corporation shall have been appointed and elected in accordance with Sections 1.5, 6.11 and 6.12, as the case may be, effective immediately following the Closing.

(j)           Certificate of the Company and the Shareholders’ Representative.  Purchaser shall have received a certificate, validly executed by (i) the Chief Executive Officers of the Company, SCHS, PM and CLSC for and on behalf of the Company, SCHS, PM and CLSC, respectively, and (ii) the Shareholders’ Representative for and on behalf of the Shareholders certifying that the conditions in Section 8.2(a) and 8.2(b) with respect to the Company, SCHS, PM, CLSC or the Shareholders, as applicable, have been met as of the Closing, and the conditions in Section 8.3 have been met or are waived by the Shareholders, SCHS, PM, CLSC and the Company as of the Closing.

(k)           Deliveries.  The Shareholders’ Representative shall have made all of the deliveries to Purchaser pursuant to Section 2.4.

8.3           Additional Conditions to Obligations of the Shareholders, SCHS, PM, CLSC and the Company.  The obligation of the Shareholders, SCHS, PM, CLSC and the Company to effect the Acquisition shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Shareholders, SCHS, PM, CLSC and the Company:

(a)           Representations, Warranties and Covenants.  (i) The representations and warranties of the Purchaser in this Agreement (other than the representations and warranties as of a specified date, which shall be true and correct as of such date) shall have been true and correct when made and shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, which shall be true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of such time and (ii) Purchaser shall have performed and complied in all material respects with all covenants and obligations under this Agreement required to be performed and complied with by such parties as of the Closing Date.

(b)           No Material Adverse Effect.  There shall not have occurred any event or condition of any character that has had, either individually or in the aggregate with all such other events or conditions, a Material Adverse Effect on Purchaser.

(c)           Litigation.  There shall be no material action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against Purchaser or its properties or any of its respective officers, directors or shareholders arising out of, or in any way connected with, the Acquisition or the other transactions contemplated by this Agreement.

(d)           Purchaser Stockholder Approval. Purchaser shall have obtained stockholder approval of the Purchaser Stockholder Approval Items, in accordance with the requirements of applicable Law and the Purchaser Charter Documents.

Annex A - 65

(e)           Legal Opinion. The Company and the Shareholders’ Representative shall have received a legal opinion from legal counsel to Purchaser, substantially in the form set forth as Exhibit E hereto.

(f)           Purchaser Closing Date Indebtedness. Prior to the Closing, Purchaser shall have provided to the Company a schedule setting forth the amount of the Purchaser’s outstanding Indebtedness (the “Purchaser Closing Date Indebtedness”), on a consolidated basis, determined in accordance with GAAP, determined as of 11:59 p.m. California time on the Business Day immediately preceding the Closing Date, which schedule shall be certified as true and correct as of the Closing Date by Purchaser’s chief executive officer.

(g)           Repayment of Certain Indebtedness. The outstanding indebtedness of Purchaser to Yuan Dian Investment Inc. pursuant to that certain amended and restated loan agreement dated August 18, 2009 (the “Purchaser Loan Amount”) shall be repaid upon the Closing in accordance with its terms by payment of shares of Surviving Corporation in satisfaction of all amounts owning thereunder based on the Per Share Price.

(h)           Voting Agreement. The Surviving Corporation shall have executed and delivered the Voting Agreement and such agreement shall be in full force and effect.

(i)           Lock-Up Agreement. The Surviving Corporation shall have executed and delivered to the Shareholders the Lock-Up Agreement and such agreement shall be in full force and effect

(j)           Officers and Directors. Each of the officers and directors of the Surviving Corporation shall have been appointed and elected in accordance with Sections 1.5, 6.11 and 6.12, as the case may be, effective immediately following the Closing.

(k)           Certificate of Purchaser.  The Company shall have received a certificate, validly executed the Chief Executive Officer of Purchaser for and on behalf of Purchaser, certifying that the conditions in Section 8.3(a) and 8.3(b) with respect to Purchaser, as the case may be, have been met as of the Closing, and the conditions in Section 8.2 have been met or are waived by Purchaser as of the Closing.

(l)           Deliveries.  Purchaser shall have made all of the deliveries to the Shareholders’ Representative pursuant to Section 2.4.

ARTICLE IX
TERMINATION, AMENDMENT AND WAIVER

9.1           Termination.  Notwithstanding anything to the contrary set forth in this Agreement, this Agreement may be terminated or the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

(a)           by mutual written consent of Purchaser and the Shareholders’ Representative;

Annex A - 66

(b)          by Purchaser or the Company if the Acquisition shall not have been consummated by May 31, 2010 (the “End Date”);

(c)          by Purchaser or the Company if a Governmental Entity shall have issued an Order, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Acquisition, which Order is final and nonappealable;

(d)          by Purchaser if any Sino-Canada Entity takes any action to liquidate, dissolve or wind up;

(e)          by the Company if Purchaser takes any action to liquidate, dissolve or wind up Purchaser;

(f)           by the Company, upon a breach of any representation, warranty, covenant or agreement on the part of Purchaser set forth in this Agreement, or if any representation or warranty of Purchaser shall have become untrue, in either case such that the conditions set forth in Section 8.1 or Section 8.3 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, and such breach (to the extent curable) shall not be cured within thirty (30) days following receipt by Purchaser of a notice describing in reasonable detail the nature of such breach;

(g)          by Purchaser, upon a breach of any representation, warranty, covenant or agreement on the part of the Company, SCHS, PM, CLSC, or the Shareholders set forth in this Agreement, or if any representation or warranty of the Company, SCHS, PM, CLSC or the Shareholders shall have become untrue, in either case such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, and such breach (to the extent curable) shall not be cured within thirty (30) days following receipt by the Company, SCHS, PM, CLSC or the Shareholders, as applicable, of a notice describing in reasonable detail the nature of such breach;

(h)          by Purchaser, if a Material Adverse Effect on the Company shall have occurred since the date hereof and be continuing;

(i)           by the Company, if a Material Adverse Effect on Purchaser shall have occurred since the date hereof and be continuing; and

(j)           by Purchaser if the Company Historic Financial Statements, each as audited or reviewed, as applicable, are not completed and delivered to Purchaser on or before November 30, 2009, in accordance with Section 6.24.

9.2           Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 9.1 above will be effective immediately upon the delivery of a valid written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect, except (i) as set forth in Section 6.6 (Confidentiality), Section 6.16 (Expenses), this Section 9.2, ARTICLE X and ARTICLE XI, each of which shall survive the termination of this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, which agreement shall survive termination of this Agreement in accordance with its terms.

Annex A - 67

ARTICLE X
GENERAL PROVISIONS

10.1           Non-Survival of Representations and Warranties; Covenants. The representations and warranties of Purchaser, the Company, SCHS, PM, CLSC and the Shareholders contained in this Agreement, or any instrument delivered pursuant to this Agreement, shall terminate at the Effective Time. In the case of fraud, intentional misrepresentation or active concealment, the representations and warranties of Purchaser, the Company, SCHS, PM, CLSC and the Shareholders shall survive indefinitely. The covenants of the parties that by their terms survive the Effective Time shall survive the Effective Time.

10.2           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) of transmission by telecopy, facsimile or email, or (iii) on the date of confirmation of receipt (or, the first Business Day following such receipt if the date is not a Business Day) if delivered by a nationally recognized courier service.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)           if to Purchaser, to:

The Hartcourt Companies, Inc.
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336
Attention:  Victor Zhou, Chief Executive Officer
Facsimile No.: (86 21) 5206 7613

with a copy to (which shall not constitute notice):

The Hartcourt Companies, Inc.
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336
Attention:  Mary Qi
Facsimile No.: (86 21) 5206 7613

and

Hayden Bergman Rooney, Professional Corporation
150 Post Street, Suite 650
San Francisco, California 94108 USA
Attention: Kevin K. Rooney
Facsimile No.: (415) 399-9320

Annex A - 68

(b)           if to the Company, SCHS, PM or CLSC to:

Sino-Canada Investment Group Inc.
Room 2101, Silver Tower,
933 West Zhongshan Road, Shanghai 200051
Attention: Ross Yuan, Chief Executive Officer
Facsimile No.: (86 21) 5208 0210

with a copy to (which shall not constitute notice):

All Bright Law Office
Citigroup Tower, 14/F No. 33 Hua Yuan Shi Qiao Road
Pudong New Area Shanghai, 200120
Attention: Jianfang Dai
Facsimile No.: (86 21) 6105 9100

and

Pacific Corporate Law Group, A Professional Corporation
One Park Plaza, Suite 600
Irvine, CA 92614
Attention: Lance A. McKinlay
Facsimile No.:  (714) 716-8447

(c)           if to the Shareholders, to the Shareholders’ Representative at:

Ross Yuan
Room 2101, Silver Tower,
933 West Zhongshan Road, Shanghai 200051
Facsimile No.: (86 21) 5208 0210

10.3           Amendment.  This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of Purchaser, the Company and the Shareholders’ Representative; provided that no amendment shall be made which by Law following the approval of stockholders requires further approval by such stockholders without such further stockholder approval.

Annex A - 69

10.4           Extension; Waiver.  At any time prior to the Closing, Purchaser, on the one hand, and the Company, on the other hand, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the covenants, agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

10.5           Counterparts.  This Agreement may be executed in one or more counterparts, including by facsimile or other electronic means, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

10.6           Entire Agreement; Assignment.  This Agreement, the Schedules and Exhibits hereto, the Company Disclosure Letter, the Shareholder Disclosure Letter, the Purchaser Disclosure Letter, the Confidentiality Agreement, and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof including that certain memorandum of understanding dated June 19, 2009, (ii) are not intended to confer upon any other Person any rights or remedies hereunder, except as specifically provided, following the Closing, in Section 6.21, and (iii) shall not be assigned by operation of law or otherwise; provided that Purchaser may assign this Agreement in connection with any sale of all or substantially all of its assets, merger (including the Reincorporation Merger), consolidation, reorganization or other change of control transaction. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

10.7           Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.8           Other Remedies; Specific Performance.

(a)           Other Remedies.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

Annex A - 70

(b)           Specific Performance.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

10.9           Governing Law.  EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL QUESTIONS AND/OR DISPUTES CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE.  EACH OF THE PARTIES HERETO, BY ACCEPTANCE OF CONSIDERATION SPECIFIED HEREIN, HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND AGREES THAT ANY ACTION INVOLVING ANY EQUITABLE OR OTHER CLAIM SHALL BE BROUGHT EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY.  IN THE EVENT THAT THE DELAWARE COURT OF CHANCERY DOES NOT ACCEPT JURISDICTION OVER ANY SUCH ACTION, EACH OF THE PARTIES HERETO, BY ACCEPTANCE OF CONSIDERATION SPECIFIED HEREIN, HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUCH ACTION THEN SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE.

10.10           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

ARTICLE XI
 DEFINITIONS AND INTERPRETATION

11.1           Definitions.  For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Acquisition” shall have the meaning set forth in the recitals hereto.

“Acquisition Proposal” shall have the meaning set forth in Section 6.19(a).

“Affiliate” shall have the meaning set forth in Section 3.23(a).

“Agreement” shall have the meaning set forth in the first paragraph.

“Articles of Merger” shall have the meaning set forth in Section 1.2.

“Balance Sheet Date” shall have the meaning set forth in Section 3.6.

“Business Day” shall mean any day in Delaware other than a Saturday, Sunday or a day on which banking institutions are authorized or obligated by Law or executive order to close.

“Certificate of Merger” shall have the meaning set forth in Section 1.2.

Annex A - 71

“Certificates” shall have the meaning set forth in Section 1.8(c).

“Closing” shall have the meaning set forth in Section 2.2.

“Closing Date” shall have the meaning set forth in Section 2.2.

“CLSC” shall have the meaning set forth in the first paragraph.

“CLSC Shares” shall have the meaning set forth in Section 3.2(a)(iv).

“Company” shall have the meaning set forth in the first paragraph.

“Company Consents” shall have the meaning set forth in Section 3.5.

“Company Disclosure Letter” shall have the meaning set forth in the first paragraph of ARTICLE III.

“Company Historic Financial Statements” shall have the meaning set forth in Section 3.6.

“Company Intellectual Property” shall have the meaning set forth in Section 3.14(a).

“Company Permits” shall have the meaning set forth in Section 3.17(b).

“Company Shares” shall have the meaning set forth in Section 3.2(a)(i).

“Company Registered Intellectual Property” shall have the meaning set forth in Section 3.14(b).

“Confidentiality Agreement” shall have the meaning set forth in Section 6.6.

“Conflict” shall have the meaning set forth in Section 3.4.

“Contract” and “Contracts” shall have the meaning set forth in Section 3.4.

“Current Balance Sheet” shall have the meaning set forth in Section 3.6.

“Delaware Law” shall have the meaning set forth in Section 1.1.

“Dissenting Shares” shall have the meaning set forth in Section 1.7(a).

Annex A - 72

“Effective Time” shall have the meaning set forth in Section 1.2.

“Employee” shall have the meaning set forth in Section 3.23(a).

“Employee Agreement” shall have the meaning set forth in Section 3.23(a).

“Employee Plan” shall have the meaning set forth in Section 3.23(a).

“End Date” shall have the meaning set forth in Section 9.1(b).

“Estimated Sino-Canada Closing Date Balance Sheet” shall have the meaning set forth in Section 8.2(e).

“Exchange Act” shall have the meaning set forth in Section 5.5.

“Exchange Agent” shall have the meaning set forth in Section 1.8(a).

“Exchange Fund” shall have the meaning set forth in Section 1.8(b).

“Exchange Ratio” shall have the meaning set forth in Section 1.6(a).

“Export Approvals” shall have the meaning set forth in Section 3.17(c).

“FCPA” shall have the meaning set forth in Section 3.18.

“Final Proxy Statement” shall have the meaning set forth in Section 6.1(b).

“Financials” shall have the meaning set forth in Section 3.6.

“GAAP” shall mean United States generally accepted accounting principles.

Annex A - 73

“Governmental Entity” shall have the meaning set forth in Section 3.5.

“Hazardous Material” shall have the meaning set forth in Section 3.21(a).

“Hazardous Material Activities” shall have the meaning set forth in Section 3.21(b).

“HSR Act” shall have the meaning set forth in Section 3.5.

“Indebtedness” shall have the meaning set forth in Section 3.8.

“Independent Accountants” shall have the meaning set forth in Section 6.22.

“Intellectual Property” shall have the meaning set forth in Section 3.14(a).

“Intellectual Property Rights” shall have the meaning set forth in Section 3.14(a).

“Knowledge” of, “Known” to, and words of similar import with respect to, (i) the Company means the actual knowledge of the officers and directors of the Company, (ii) SCHS means the actual knowledge of the officers and directors of SCHS, (iii) PM means the actual knowledge of the officers and directors of PM, (iv) CLSC means the actual knowledge of the officers and directors of CLSC, (v) the Shareholders means the actual knowledge of the officers and directors of each Shareholder that is an entity and shall mean the actual knowledge of each Shareholder who is an individual, and (vi) Purchaser means the actual knowledge of the officers and directors of Purchaser, in each case after reasonable inquiry of the senior employees of such entity who have a material responsibility for or devote substantial time to such matter.

“Laws” shall have the meaning set forth in Section 3.2(c).

“Lease Agreements” shall have the meaning set forth in Section 3.13(b).

“Leased Real Property” shall have the meaning set forth in Section 3.13(a).

“Legal Proceedings” shall have the meaning set forth in Section 3.19.

“Liens” shall have the meaning set forth in Section 3.1(c).

“Lock-Up Agreement” shall have the meaning set forth in the recitals hereto.

Annex A - 74

“Material Adverse Effect” shall mean any change, event or effect that is materially adverse to the business, assets (whether tangible or intangible), financial condition, operations or capitalization of an entity and its Subsidiaries.

“Material Contracts” shall have the meaning set forth in Section 3.15(a).

“Merger Sub” shall have the meaning set forth in the first paragraph.

“Merger Sub Common Stock” shall have the meaning set forth in Section 1.6(d).

“Order” shall have the meaning set forth in Section 3.17(a).

“Pension Plan” shall have the meaning set forth in Section 3.23(a).

“Per Share Price” shall mean $0.88.

“Permits” shall have the meaning set forth in Section 3.17(b).

“Person” shall mean an individual or entity, including a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

“PM” shall have the meaning set forth in the first paragraph.

“PM Shares” shall have the meaning set forth in Section 3.2(a)(iii).

“Preliminary Proxy Statement” shall have the meaning set forth in Section 6.1(a).

“Proxy Statement” shall have the meaning set forth in Section 6.1(b).

“PTO” shall have the meaning set forth in Section 3.14(b).

“Purchase Price” shall have the meaning set forth in Section 2.3(a).

“Purchaser” shall have the meaning set forth in the first paragraph.

“Purchaser Acquisition Proposal” shall have the meaning set forth in Section 6.20(a).

“Purchaser Balance Sheet Date” shall have the meaning set forth in Section 5.6(c).

Annex A - 75

“Purchaser Charter Documents” shall have the meaning set forth in Section 5.1(b).

“Purchaser Closing Date Indebtedness” shall have the meaning set forth in Section 8.3(f).

“Purchaser Common Stock” shall have the meaning set forth in Section 1.6(a).

“Purchaser Consents” shall have the meaning set forth in Section 5.5.

“Purchaser Disclosure Letter” shall have the meaning set forth in the first paragraph of ARTICLE V.

“Purchaser Loan Amount” shall have the meaning set forth in Section 8.3(g).

“Purchaser Nominees” shall have the meaning set forth in Section 6.11(a).

“Purchaser Options” shall have the meaning set forth in Section 5.2(b).

“Purchaser Permits” shall have the meaning set forth in Section 5.10(b).

“Purchaser Preferred Stock” shall mean the Series A preferred stock of Purchaser, par value $0.01 per share.

“Purchaser Representatives” shall mean Victor Zhou and Wilson Li.

“Purchaser SEC Documents” shall have the meaning set forth in Section 5.6(a).

“Purchaser Stock Option Plans” shall have the meaning set forth in Section 5.2(b).

“Purchaser Sub” shall have the meaning set forth in the first paragraph.

“Purchaser Stockholder Approval Items” shall have the meaning set forth in Section 5.16.

“Purchaser Stockholders’ Meeting” shall have the meaning set forth in Section 6.4(a).

“Purchaser Subsidiary Charter Documents” shall have the meaning set forth in Section 5.1(b).

“Purchaser Voting Debt” shall have the meaning set forth in Section 5.2(c).

“Registered Intellectual Property” shall have the meaning set forth in Section 3.14(a).

Annex A - 76

“Registered Intellectual Property” shall have the meaning set forth in Section 3.14(a).

“Reincorporation Merger” shall have the meaning set forth in the recitals hereto.

“Related Agreements” shall mean the Lock-Up Agreement, Voting Agreement and all other agreements and certificates entered into or executed by or on behalf of the parties hereto in connection with the transactions contemplated herein.

“Representatives” shall have the meaning set forth in Section 6.19(a).

“Returns” shall have the meaning set forth in Section 3.11(b)(i).

“SEC” shall have the meaning set forth in Section 5.5.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder.

“SCHS” shall have the meaning set forth in the first paragraph.

“SCHS Shares” shall have the meaning set forth in Section 3.2(a)(i).

“Sino-Canada Entity” or “Sino-Canada Entities” shall mean the Company, SCHS, PM, CLSC and their Subsidiaries.

“Sino-Canada Working Capital Deficiency” “shall mean the amount, if any, by which (x) the sum of the total current assets minus the total current liabilities of the Company as reflected on the Estimated Sino-Canada Closing Date Balance Sheet is less than (y) the sum of the total current assets minus the total current liabilities of the Company as reflected on the unaudited consolidated balance sheet of the Company as of March 31, 2009 multiplied by 1.05.

“Share Issuance” shall have the meaning set forth in the recitals hereto.

“Shareholder” or “Shareholders” shall have the meaning set forth in the first paragraph.

“Shareholder Consents” shall have the meaning set forth in Section 4.5.

Annex A - 77

“Shareholder nominees” shall have the meaning set forth in Section 6.11(a).

“Shareholder Representative” shall have the meaning set forth in the first paragraph.

“Shareholders’ Disclosure Letter” shall have the meaning set forth in the first paragraph of ARTICLE IV.

“Subsidiary” shall have the meaning set forth in Section 3.1(a).

“Surviving Corporation” shall have the meaning set forth in the recitals hereto.

“Surviving Corporation Common Stock” shall have the meaning set forth in Section 1.6(a).

 Target Charter Documents” shall have the meaning set forth in Section 3.1(b).

“Target Shares” shall have the meaning set forth in the recitals hereto.

“Target Subsidiary Charter Documents” shall have the meaning set forth in Section 3.1(b).

“Tax” and “Taxes” shall have the meaning set forth in Section 3.11(a).

“Third Party Expenses” shall have the meaning set forth in Section 6.16.

“Utah Law” shall have the meaning set forth in Section 1.1.

“Voting Agreement” shall have the meaning set forth in the recitals hereto.

 “Voting Debt” shall have the meaning set forth in Section 3.2(b).

Annex A - 78

11.2           Interpretation.

(a)           The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(b)           Any reference to any federal, state, provincial, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

(c)           The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and the documents reference herein and, therefor, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(d)           As used in this Agreement reference to dollar amounts, unless otherwise specifically indicated, shall mean the lawful money of the United States of America.

(e)           Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(f)           Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.

(g)           Except as otherwise indicated, all references in this Agreement to “Articles,” “Schedules,” “Sections” and “Exhibits” are intended to refer to Articles, Schedules, Sections and Exhibits to this Agreement.

[remainder of page intentionally left blank – signature pages follow]

Annex A - 79

IN WITNESS WHEREOF, Purchaser, Merger Sub, Purchaser Sub, the Company, SCHS, PM, CLSC, the Shareholders and the Shareholders’ Representative have caused this Agreement to be signed, all as of the date first written above.

PURCHASER:
THE HARTCOURT COMPANIES, INC.

By:	/s/ Victor Zhou
Name: Victor Zhou
Title: Chief Executive Officer

MERGER SUB:
MAPLE CHINA EDUCATION INCORPORATED

By:	/s/ Victor Zhou
Name: Victor Zhou
Title: Chief Executive Officer

PURCHASER SUB:
HARTCOURT EDUCATION INVESTMENT MANAGEMENT CONSULTING (SHANGHAI) CO., LTD.

By:	/s/ Victor Zhou
Name: Victor Zhou
Title: Chief Executive Officer

[Signature Page to Plan of Reorganization and Share Exchange Agreement]

Annex A - 80

COMPANY:
SINO-CANADA INVESTMENT GROUP INC.

By:	/s/ Ross Yuan
Name: Ross Yuan
Title: Chief Executive Officer

SCHS:
SINO-CANADA HIGH SCHOOL

By:	/s/ Ross Yuan
Name: Ross Yuan
Title: Authorized Representative

PM:
WUJIANG HUAYU PROPERTY MANAGEMENT COMPANY

By:	/s/ Chen Weiping
Name: Chen Weiping
Title: Authorized Representative

CLSC:
CANADIAN LEARNING SYSTEMS CORPORATION

By:	/s/ Ross Yuan
Name: Ross Yuan
Title: Chief Executive Officer

SHAREHOLDERS’ REPRESENTATIVE:

By:	/s/ Ross Yuan
Name: Ross Yuan

[Signature Page to Plan of Reorganization and Share Exchange Agreement]

Annex A - 81

SHAREHOLDERS:
SINO-CANADA INVESTMENT INCORPORATED
By:	/s/ Ross Yuan
Name: Ross Yuan
Title: Chief Executive Officer

/s/ Yuan Chen
Name: Yuan Chen

/s/ Wei Xie
Name: Wei Xie

/s/ Jianhua Jiao
Name: Jianhua Jiao

/s/ Xiumin He
Name: Xiumin He

/s/ Qing Yuan
Name: Qing Yuan

[Signature Page to Plan of Reorganization and Share Exchange Agreement]

Annex A - 82

SCHEDULE A

Company Stockholders

Stockholder Name	Target Shares to be exchanged
Sino-Canada Investment Incorporated	32,000,000
Yuan Chen	5,270,000
Wei Xie	5,270,000
Jianhua Jiao	5,100,000
Xiumin He	2,355,000
Qing Yuan	5,000

Annex A - 83

ANNEX B

EXHIBIT F

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is dated as of [_________], 20[__], by and among Maple China Education Incorporated (formerly named The Hartcourt Companies, Inc.), a Delaware corporation (the “Company”), Victor Zhou and Wilson Li as representatives of the Company (the “Hartcourt Representatives”), and the individuals and entities listed on Schedule A to this Agreement (each a “Sino-Canada Shareholders” and together the “Sino-Canada Shareholder”).  Capitalized terms used, but not defined, herein shall have the meaning assigned to them in the Definitive Agreement (defined below).

RECITALS

A.           The Company and the Sino-Canada Shareholders are party to that certain Plan of Reorganization and Share Exchange Agreement (the “Definitive Agreement”), dated August 20, 2009, by and among the Company, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Purchaser (“Purchaser Sub”), Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (“Sino-Canada”), Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, the Sino-Canada shareholders listed on Schedule A thereto (the “Sino-Canada Shareholders”), and Ross Yuan, in the capacity as representative of the Sino-Canada Shareholders, pursuant to which, the parties agreed, among other things, that the Sin-Canada Shareholders will sell, transfer, convey, assign and deliver to the Purchaser Sub, free and clear of all Liens, all their rights, title and interest in and to all of the issued and outstanding shares of capital stock of Sino-Canada, in exchange for shares of common stock of the Company.

B.           As a condition to the closing of the Definitive Agreement, The Hartcourt Companies, Inc. and the Sino-Canada Shareholders have agreed to enter into this Agreement.

C.           Each Sino-Canada Shareholder is the record and beneficial owner of such number of shares of capital stock of the Company set forth opposite such Sino-Canada Shareholder’s name on Schedule A to this Agreement (hereinafter referred to as the “Voting Shares”).

AGREEMENT

NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Annex B - 1

1.   Representations and Warranties.  Each of the parties hereto, by their respective execution and delivery of this Agreement, hereby represents and warrants to the other parties hereto that:

(a)   such party has the full right, capacity and authority to enter into, deliver and perform this Agreement;

(b)   this Agreement has been duly executed and delivered by such party and is a binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement; and

(c)   the execution, delivery and performance of such party’s obligations under this Agreement will not require such party to obtain the consent, waiver or approval of any Person and will not violate, result in a breach of, or constitute a default under any statute, regulation, agreement, judgment, consent, or decree by which such party is bound.

2.   Shares Subject to Agreement.  Each Sino-Canada Shareholder, severally and not jointly, agrees to vote all of its Voting Shares in accordance with the provisions of this Agreement.

3.   Obligations to Vote Voting Shares for Specific Nominee.  At any annual or special meeting called, or in connection with any other action (including the execution of written consents) taken for the purpose of electing directors to the board of directors of the Company (the “Board”), each of the Sino-Canada Shareholders agrees, for a period commencing from the Closing Date and ending on the date immediately prior to the first annual stockholder meeting of the Company held thereafter (the “Voting Period”), to vote all of its Voting Shares in favor of the two persons nominated by the Hartcourt Representatives (the “Hartcourt Directors”) and notified in writing by the Hartcourt Representatives to the Sino-Canada Shareholders not less then 30 days in advance of the meeting called for such purpose (or within 30 days of any requested action by written consent).

4.   Obligations to Vote Voting Shares for Removal of Director; Filling Vacancies.  During the Voting Period, the Hartcourt Representatives shall have the right to request the resignation or removal of any of the Hartcourt Directors by notifying the Company and the Sino-Canada Shareholders in writing. In such event, each of the Sino-Canada Shareholders agrees to vote all of its Voting Shares in accordance with Section 3 in a manner that would cause the removal of the Hartcourt Director(s), whether at any annual or special meeting called, or, in connection with any other action (including the execution of written consents) taken for the purpose of removing such director. In the event of the resignation, death, removal or disqualification of a Hartcourt Director, the Hartcourt Representatives shall promptly identify a new director and, after written notice has been given by the Hartcourt Representatives to the Board, the Board shall elect such nominee to the vacancy created by the resignation, death, removal or disqualification of the Hartcourt Director.

5.   Covenant to Vote |HiddenPara|.  Each Sino-Canada Shareholder shall appear in person or by proxy at any annual or special meeting of shareholders of the Company for the purpose of obtaining a quorum and shall vote all Voting Shares owned by such Sino-Canada Shareholder, either in person or by proxy, at any annual or special meeting of shareholders of the Company called for the purpose of voting on the election of directors or by written consent of shareholders with respect to the election of directors, in favor of the election of the Hartcourt Directors.

Annex B - 2

6.   Transfer Restrictions; Legend.

(a)   Transfer Restrictions.  Each of the Sino-Canada Shareholders hereby agrees that all transfers of the Company’s capital stock made by it shall be made subject to this Agreement and any transferee will agree in writing to be bound by the terms and provisions of this Agreement as a condition precedent to any such transfer; provided that any transfers made in compliance with the Lock-Up Agreement entered into between the Sino-Canada Shareholders and the Company may be made without restriction and any shares so transferred shall be re-issued without the legend set forth in Section 6(b).

(b)   Legend. Each of the Sino-Canada Shareholders hereby agrees that each certificate representing any shares of capital stock of the Company held by such Sino-Canada Shareholders shall be endorsed with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING REQUIREMENTS AND OTHER RESTRICTIONS SET FORTH IN A VOTING AGREEMENT BETWEEN THE HOLDER OF THIS CERTIFICATE AND CERTAIN OTHER PARTIES.  TRANSFER OF THE SECURITIES IS SUBJECT TO THE RESTRICTIONS CONTAINED IN SUCH AGREEMENT.

7.   Additional Shares. If, after the date hereof, the Sino-Canada Shareholders acquire beneficial or record ownership of any additional shares of capital stock of the Company (any such shares, “Additional Shares”) as a result of any stock dividend or stock split of the Voting Shares or otherwise, the provisions of this Agreement shall thereafter be applicable to such Additional Shares as if such Additional Shares had been held by the Sino-Canada Shareholders as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by the Sino-Canada Shareholders of the beneficial ownership of the Additional Shares.

8.   Termination.  This Agreement shall commence on the Closing Date and continue in force and effect until the date immediately prior to the first annual stockholder meeting of the Company held thereafter, and on such date, except as otherwise set forth herein, the restrictions and obligations set forth herein shall terminate and be of no further effect, except that Sino-Canada Shareholders shall each be entitled to receive certificate(s) representing such holder’s shares without the legend required by Section 6 herein upon the surrender of the certificate(s) representing such shares to the Company.

9.   Governing Law.  This Agreement and the legal relations among the parties shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable.

10.   Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally or by courier service to the following addresses, or such other address as any party hereto designates by written notice to the other party or to such other address as any party may have furnished to the others in writing in accordance herewith; provided, however, a transmission per facsimile shall be sufficient and shall be deemed to be properly served when the facsimile is received if the signed original notice is received by the recipient within three calendar days thereafter.

Annex B - 3

(a)   If to the Company, to:

Maple China Education Incorporated
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336
Attention:  Victor Zhou, Chief Executive Officer
Facsimile No.: (86 21) 5206 7613

with a copy to (which shall not constitute notice):

Hayden Bergman Rooney, Professional Corporation
150 Post Street, Suite 650
San Francisco, California 94108 USA
Attention: Kevin K. Rooney
Facsimile No.: (415) 399-9320

(b)   If to a Sino-Canada Shareholder, to the address for such Sino-Canada Shareholder set forth on Schedule B hereto.

11.   Miscellaneous.

(a)   Binding Effect. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

(b)   Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed by the party hereto to whom it is being enforced. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)   Construction; Interpretation.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or the Definitive Agreement or any agreements related thereto. The words “including,” “include” and other words of similar import shall be deemed to be followed by the words “without limitation.”

Annex B - 4

(d)   Counterparts; Facsimile Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic mail signature page were an original thereof.

(e)   Entire Agreement.  The Agreement and the schedules attached thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and schedules.

(f)   Severability of Provisions.  The provisions of this Agreement shall be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as to be invalid, prohibited or unenforceable, it shall be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision.

(g)   Controlling Agreement.  To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Definitive Agreement, the terms of this Agreement shall control.

[remainder of page intentionally left blank – signature page follows]

Annex B - 5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and made and entered into effective as of the date first set forth above.

MAPLE CHINA EDUCATION INCORPORATED

By: /s/ Victor Zhou
Name: Victor Zhou
Title: Chief Executive Officer

SINO-CANADA SHAREHOLDERS:

SEE SCHEDULE B ATTACHED HERETO

HARTCOURT REPRESENTATIVES:

/s/ Victor Zhou
Victor Zhou

/s/ Wilson Li
Wilson Li

Annex B - [Signature Page to Voting Agreement]

SCHEDULE A

Sino-Canada Shareholders’ Voting Shares

Stockholder Name	Common Shares
Sino-Canada Investment Incorporated
Yuan Chen
Wei Xie
Jianhua Jiao
Xiumin He
Qing Yuan

Annex B - Schedule A

SCHEDULE B

SINO-CANADA SHAREHOLDERS:

SINO-CANADA INVESTMENT INCORPORATED

By: ______________________________
Name:
Title:

Address:__________________________
_________________________________
_________________________________

/s/ Yuan Chen
Yuan Chen

Address:__________________________
_________________________________
_________________________________

/s/ Wei Xie
Wei Xie

Address:__________________________
_________________________________
_________________________________

/s/ Jianhua Jiao
Jianhua Jiao

Address:__________________________
_________________________________
_________________________________
Annex B - [Signature Page to Voting Agreement]

/s/ Xiumin He
Xiumin He

Address:__________________________
_________________________________
_________________________________

/s/ Qing Yuan
Qing Yuan

Address:__________________________
_________________________________
_________________________________

Annex B - [Signature Page to Voting Agreement]

ANNEX C

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

[__________], 20[__]

Maple China Education Incorporated (formerly named The Hartcourt Companies, Inc.)
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China 200336

Ladies and Gentlemen:

Reference is made to that certain Plan of Reorganization and Share Exchange Agreement (the “Definitive Agreement”), dated August 20, 2009 by and among The Hartcourt Companies, Inc., a Utah corporation (“Purchaser”), Maple China Education Incorporated, a Delaware corporation (the “Company”), Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Purchaser (“Purchaser Sub”), Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (“Sino-Canada”), Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, the individuals and entities listed on Schedule A thereto (each a “Shareholder” and collectively the “Shareholders”) and Ross Yuan, in the capacity as representative of the Shareholders, pursuant to which Purchaser Sub will acquire all of the outstanding capital stock of Sino-Canada (the “Acquisition”). Capitalized terms used in this lock-up agreement (this “Agreement”) and not otherwise defined herein shall have the meanings ascribed to them in the Definitive Agreement.

In order to induce Purchaser to enter into the Definitive Agreement and to consummate the transactions contemplated therein, the undersigned hereby agrees not to, without the prior written consent of the Company (as the surviving corporation in the merger of Purchaser and the Company as contemplated by the Definitive Agreement), directly or indirectly, offer, sell, contract to sell, or otherwise dispose of, any equity or debt securities of the Company including, without limitation, any shares of the Company’s common stock (collectively, the “Company Securities”) that are beneficially owned by the undersigned, or file any registration statement with respect to any of the foregoing, or enter into any swap or other agreement that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of shares of Company Securities, whether any such swap or transaction is to be settled by delivery of Company Securities or other securities, in cash or otherwise, from and including the effective date of the Acquisition until twelve (12) months after the Closing Date (the “Restriction Period”); provided that nothing herein shall prohibit the undersigned from (a) acquiring any Company Securities directly from the Company, (b) surrendering any Company Securities pursuant to the terms of a merger or consolidation approved by the Board of Directors of the Company and a majority of the stockholders of the Company, or (c) tendering any Company Securities pursuant to a tender offer made in compliance with Sections 13 and 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and approved by the board of directors of the Company.

Annex C - 1

[__________], 20[__]

By signing and returning this Agreement, the undersigned (a) further represents and agrees that the undersigned has full power and authority to enter into this Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with this Agreement and its enforcement; and (b) understands that this Agreement is irrevocable by the undersigned, all authority herein conferred by the undersigned or agreed to be conferred by the undersigned shall be binding on the undersigned and the undersigned’s successors and assigns.

[Remainder of Page Intentionally Left Blank – Signature Page Follows]

Annex C - 2

[__________], 20[__]

Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of the Company Securities in violation of this Agreement.

___________________________________________
(Stockholder name if an entity)

___________________________________________
(Signature)

___________________________________________
(Print Name)

___________________________________________
(Print title if signing on behalf of an entity)

Annex C - 3

ANNEX D

SECTIONS 16-10(a)-1301 ET SEQ. OF THE UTAH BUSINESS CORPORATIONS ACT

16-10a-1301.   Definitions.
For purposes of Part 13:
(1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.
(4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.
(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.
(7) "Shareholder" means the record shareholder or the beneficial shareholder.

16-10a-1302.   Right to dissent.
(1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
(a) consummation of a plan of merger to which the corporation is a party if:
(i) shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
(ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
(b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
(d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
(2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

Annex D - 1

(3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
(a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
(b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
(c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
(a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
(b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
(c) cash in lieu of fractional shares; or
(d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
(5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.   Dissent by nominees and beneficial owners.
(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
(a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

Annex D - 2

16-10a-1320.   Notice of dissenters' rights.
(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.   Demand for payment -- Eligibility and notice of intent.
(1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
(a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
(b) may not vote any of his shares in favor of the proposed action.
(2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.
(3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

Annex D - 3

16-10a-1322.   Dissenters' notice.
(1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.
(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:
(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
(g) be accompanied by a copy of this part.

Annex D - 4

ANNEX E

CERTIFICATE OF INCORPORATION
OF
MAPLE CHINA EDUCATION INCORPORATED

ARTICLE I

The name of the corporation is Maple China Education Incorporated (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, State of Delaware 19904. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

                The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

The total number of shares of stock which the Corporation is authorized to issue is 100,000,000 shares, consisting all of shares of Common Stock, par value $0.001 per share (the “Common Stock”).

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE V

The business and affairs of the Corporation shall be managed by, or under the direction of, the board of directors of the Corporation (the “Board of Directors”). The total number of directors constituting the entire Board of Directors shall be not less than three and not more than nine, with the then-authorized number of directors being fixed from time to time by the Board of Directors.

Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office or a sole remaining director, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

Annex E - 1

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof, which authorizes, approves, or ratifies such contract or transaction.

ARTICLE VI

The authorized and treasury stock of the Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Stockholders shall not have pre-emptive rights to acquire unissued shares of stock of the Corporation.

ARTICLE VII

No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be either void or voidable solely because of such relationship or interest, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes such contract or transaction, or solely because such director's or officer's votes are counted for such purpose if: (a) the material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee thereof, and the Board of Directors or committee thereof in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the directors entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.

ARTICLE VIII

The incorporator of the Corporation is Victor Zhou, whose mailing address is Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China.

ARTICLE IX

Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE X

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide. The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

Annex E - 2

ARTICLE XI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, rescind, amend or repeal any or all of the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE XII

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article XIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article XII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE XIII

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article XIII.

**************************************

Annex E - 3

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed by Victor Zhou, its Sole Incorporator, as of the 17th day of August, 2009.

/s/ Victor Zhou
Victor Zhou
Sole Incorporator

Annex E - 4

ANNEX F

BYLAWS

OF

MAPLE CHINA EDUCATION INCORPORATED

ARTICLE I
OFFICES

Section 1.1. Registered Office and Agent. The initial registered office of the Corporation shall be 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, State of Delaware 19904, and the name of the initial registered agent of the Corporation at such address shall be National Registered Agents, Inc.

Section 1.2. Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1. Annual Meetings. Annual meetings of stockholders shall be held at such date, time and place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors and stated in the notice of the meeting, for the purpose of electing a Board of Directors, and transacting such other business as properly may be brought before the meeting.

To be properly brought before the annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

Annex F - 1

Section 2.2. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise provided by statute or by the Certificate of Incorporation, may only be called by a majority of the Board of Directors or by the Chairman, the Chief Executive Officer or the President. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 2.3. Notice of Meetings. Whenever stockholders are required or permitted to take action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 2.4. Quorum; Vote Required for Action. Except as otherwise provided by law or by the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote thereat shall constitute a quorum at each meeting of the stockholders and all questions shall be decided by a vote of the holders of a majority of the shares so represented in person or by proxy at the meeting and entitled to vote thereat. The stockholders present at any duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 2.5. Adjournments. Notwithstanding any other provisions of these Bylaws, the holders of a majority of the shares of stock of the Corporation entitled to vote at any meeting, present in person or represented by proxy, whether or not a quorum is present, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting originally called; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Section 2.6. Voting Rights; Proxies. Unless otherwise provided by law or by the Certificate of Incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable or unless otherwise made irrevocable by law. The notice of every meeting of the stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such person or persons as the Board of Directors may select.

Section 2.7. Action of Stockholders Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Annex F - 2

Section 2.8. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.9. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, as amended (“DGCL”), the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Article II, Section 2.7 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the DGCL with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 2.10. Ratification. Any transaction questioned in any stockholders’ derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified and confirmed before or after judgment by the Board of Directors or by the holders of common stock and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

Annex F - 3

ARTICLE III
BOARD OF DIRECTORS

Section 3.1. Powers; Number; Qualifications. The business, affairs and property of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders. The authorized number of directors of the corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution duly adopted by a majority of the Board members then in office, but shall not be less than three. Directors need not be stockholders of the Corporation.

Section 3.2. Election; Term of Office; Resignation; Removal. The directors shall be elected at the annual meeting of the stockholders and each director shall hold office until the next annual meeting of stockholders or until such director’s earlier resignation, removal from office, death or incapacity.

Section 3.3. Vacancies. Any vacancy in the Board of Directors, including vacancies resulting from any increase in the authorized number of directors may be filled by a vote of the remaining directors then in office or by a sole remaining director and the directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

Section 3.4. Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 3.4. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Annex F - 4

Section 3.5. Resignations. Any director may resign at any time by written notice to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places within or without the State of Delaware, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time and place of holding regular meetings of the Board of Directors may be changed by the Chairman, the Chief Executive Officer, the President or any Vice President by giving written notice thereof as provided in Article III, Section 3.8 hereof.

Section 3.7. Special Meetings. Special meetings of the Board of Directors may be held whenever called by (i) the Chairman, the Chief Executive Officer or the President (ii) the Chairman, the Chief Executive Officer, the President or the Secretary on the written request of a majority of the Board of Directors; or (iii) resolution adopted by the Board of Directors. Special meetings may be held within or without the State of Delaware as may be stated in the notice of the meeting.

Section 3.8. Notice of Meetings. Written notice of the time, place and general nature of the business to be transacted at all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, must be given to each director at least forty-eight (48) hours prior to the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

Section 3.9. Quorum; Vote Required for Action. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the directors then in office or of such committee, as the case may be, shall constitute a quorum for the transaction of business and, except as otherwise provided by law or these Bylaws, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.10. Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the board or the committee of the board, as the case may be, consent thereto in writing, which may be in counterparts, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee thereof. Such writing(s) shall be manually executed if practicable, but if circumstances so require, effect shall be given to written consent transmitted by telegraph, telex, telecopy or similar means of visual data transmission.

Section 3.11. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Annex F - 5

Section 3.12. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 3.13. Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses of attendance at each regular or special meeting or any committee thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 3.14. Removal. Unless otherwise restricted by statute, the Certificate of Incorporation or these Bylaws, any director, or all of the directors, may be removed from the Board of Directors, but only for cause and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then outstanding shares of capital stock of the Corporation then entitled to vote at the election of directors, voting together as a single class.

Section 3.15. Committees. The Board of Directors may, by resolution adopted by a majority of the members of the Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee. The alternate members of any committee may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Members of special or standing committees shall be entitled to receive such compensation for serving on such committees as the Board of Directors shall determine.

Annex F - 6

ARTICLE IV
NOTICES

Section 4.1. Notices. Whenever, under the provisions of the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, such notice must be in writing and may be given in person, in writing or by mail, telegram, telecopy or other similar means of visual communication, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage or other transmittal charges thereon prepaid. Such notice shall be deemed to be given (i) if by mail, the day when the same shall be deposited in the United States mail, and (ii) otherwise, when such notice is transmitted.

Section 4.2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

ARTICLE V
OFFICERS

Section 5.1. Election; Qualifications; Term of Office. The officers of the Corporation shall be elected or appointed by the Board of Directors and may include, at the discretion of the Board of Directors, a Chairman of the Board, Vice Chairman of the Board, a President, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a Chief Accounting Officer, a Secretary, a Treasurer and such Executive, Senior or other Vice Presidents and other officers as may be determined by the Board of Directors. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation shall hold office until their successors are chosen and qualified, except that any officer may resign at any time by written notice to the Corporation and the Board of Directors may remove any officer at any time at its discretion with or without cause.

Section 5.2. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Annex F - 7

Section 5.3. Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

Section 5.4. Chief Financial Officer. The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer’s signature is required.

Section 5.5. Vice Presidents. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office, Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

Section 5.6. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or he Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause or be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 5.7. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Annex F - 8

Section 5.8. Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 5.9. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 5.10. Chief Accounting Officer. The Chief Accounting Officer shall establish and maintain the accounting records of the Corporation in accordance with generally accepted accounting principles applied on a consistent basis, maintain proper internal control of the assets of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or the Chief Financial Officer of the Corporation may prescribe.

Section 5.11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 5.12. Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

Section 5.13. Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

ARTICLE VI
STOCK

Section 6.1. Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, (i) the Chairman, the Chief Executive Officer, the President, or a Vice President, and (ii) a Vice President, the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Annex F - 9

Section 6.2. Certificates Issued for Partly Paid Shares. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Section 6.3. Signatures. Any of or all the signatures on the certificate may be facsimile including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.4. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 6.5. Transfer of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by a person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and subject to applicable federal and state securities laws and contractual obligations, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books, unless the Corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged. The Corporation shall have no duty to inquire into adverse claims with respect to such transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, Bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

Annex F - 10

ARTICLE VII
GENERAL PROVISIONS

Section 7.1. Reliance on Books and Records. Each Director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

Section 7.2. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by resolution adopted by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 7.2. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 7.3. Amendments. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted from time to time in the manner prescribed in the Certificate of Incorporation.

Section 7.4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE VIII
INDEMNIFICATION

Section 8.1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Annex F - 11

Section 8.2. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.3. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

Section 8.4. Any indemnification under Sections 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

(a)   By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding;

(b)   If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

(c)   By the stockholders.

Section 8.5. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

Section 8.6. The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Annex F - 12

Section 8.7. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

Section 8.8. For purposes of this Article, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation of its separate existence had continued.

Section 8.9. For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

Section 8.10. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11. No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director’s or the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.

Annex F - 13

ANNEX G

FORM OF

CERTIFICATE OF MERGER

MERGING

THE HARTCOURT COMPANIES, INC.

WITH AND INTO

MAPLE CHINA EDUCATION INCORPORATED

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Maple China Education Incorporated, a Delaware corporation (the “Company”), and the name of the corporation being merged into this surviving corporation is The Hartcourt Companies, Inc., a Utah corporation (“Hartcourt”).

SECOND: The Plan of Reorganization and Share Exchange Agreement (the “Merger Agreement”) by and among the Company, Hartcourt, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Hartcourt, Sino-Canada Investment Group Inc., a company existing under the Company Law of the People’s Republic of China (“Sino-Canada”), Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Learning Systems Corporation, a company existing under the laws of the British Virgin Islands, the shareholders of Sino-Canada (together the “Shareholders”), and Ross Yuan, in the capacity as representative of the Shareholders, setting forth the terms and conditions of the merger of Hartcourt with and into the Company (the “Merger”), has been approved, adopted, certified, executed and acknowledged by the Company and Hartcourt.

THIRD: The name of the surviving corporation is Maple China Education Incorporated (the “Surviving Corporation”).

FOURTH: Upon the effectiveness of the Merger, the certificate of incorporation and bylaws of the Company in existence immediately prior to the Merger shall be the bylaws and the certificate of incorporation of the Surviving Corporation and the officers and directors of the Company in existence immediately prior to the Merger shall be the officers and directors of the Surviving Corporation.

FIFTH: The Merger is to become effective at 4:30 p.m., Eastern Time, on [_____], 20[__].

Annex G - 1

SIXTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

Maple China Education Incorporated
Room 503, Jinqiao Building, No. 2077
West Yan’an Road, Shanghai, China

SEVENTH: A copy of the Merger Agreement will be furnished by the Surviving Corporation on request, without cost, to any stockholder of the constituent corporations.

**********

Annex G - 2

IN WITNESS WHEREOF, the Company has caused this Certificate of Merger to be signed by an authorized officer, as of the [___] day of [______] 20[__].

MAPLE CHINA EDUCATION INCORPORATED

By: /s/ Victor Zhou
Victor Zhou
Chief Executive Officer

Annex G - 3

ANNEX H
State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Merger / Share Exchange

The Hartcourt Companies, Inc.

the non-surviving corporation

Into
Maple China Education Incorporated

the surviving corporation
ARTICLE I - Surviving Corporation
Section 1
The name of the corporation surviving the merger is Maple China Education Incorporated and such name ☐has ☑  has not been changed as a result of the merger.

The principal address of the surviving corporation is:

Room 503 Jinqiao Building, No. 2077 West Yan'an Road, Shanghai, China

Address                                                                                                                      City                      State Zip

Section 2
A. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Utah Revised Business Corporation Act incorporated on_____________________________.

B. The surviving corporation is a foreign corporation incorporated under the laws of the State of Delaware and ☐qualified ☑not qualified to do business in Utah.
Note: If application for Certificate of Authority to Transact Business is filed concurrently herewith state "Upon approval of Application for Certificate of Authority."

C. The effective date of the merger described herein shall be the date upon which these Articles are filed with the Utah Division of Corporations and Commercial Code, or ______________________________.

ARTICLE II - Non-surviving Corporation(s)

The name, state of incorporation, and date incorporation or qualification (if applicable) respectively, of each Utah domestic corporation and/or foreign corporation, other than the survivor, which is party to the merger are as follows:

Name of Corporation: The Hartcourt Companies, Inc.

State of Domicile: Shanghai, China      Date of Incorporation / Qualification in Utah: September 6, 1983
Name of Corporation: _________________________________________________________________________________
State of Domicile: ______________     Date of Incorporation / Qualification in Utah: ___________________
Name of Corporation: _________________________________________________________________________________
State of Domicile: ______________     Date of Incorporation / Qualification in Utah: ___________________
Name of Corporation: _________________________________________________________________________________

ARTICLE III - Plan of Merger or Share Exchange

The Plan of Merger or Share Exchange, containing such information as required by Utah Code 16-10a-1101, is set forth in "Exhibit A", attached hereto and made a part hereof.

Annex H - 1

ARTICLE IV - Manner of Adoption & Vote of Surviving Corporation (must complete Section 1 or 2)
Section 1
☐Shareholder vote not required. The merger/ share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.
Section 2
☑  Vote of shareholders (complete either A or B) The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

A. Unanimous written consent executed on August 19, 2009 and signed by all shareholders entitled to vote.

B. Vote of shareholders during a meeting called by the Board of Directors.

	TOTAL	A	B	C
Designation of each voting group (i.e. preferred and common)
Number of outstanding shares
Number of votes entitled to be cast
Number of votes represented at meeting
Shares voted in favor
Shares voted against

ARTICLE V - Manner of Adoption & Vote of Non-surviving Corporation (must complete Section 1 or 2)

Section 1
☐  Shareholder vote not required. The merger/ share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.
Section 2
☑Vote of shareholders (complete either A or B) The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is set forth below:

A. Unanimous written consent executed on _______________, 20___ and signed by all shareholders entitled to vote.

B. Vote of shareholders during a meeting called by the Board of Directors.

	TOTAL	A	B	C
Designation of each voting group (i.e. preferred and common)	Common
Number of outstanding shares	386,966,816
Number of votes entitled to be cast	386,966,816
Number of votes represented at meeting	[__]
Shares voted in favor	[__]
Shares voted against	[__]

In Witness Whereof, the undersigned being the President and Chief Executitve Officer of the surviving corporation executes these Articles of Merger / Share Exchange and verifies, subject to penalties of perjury that the statements contained herein are true, this ____ day of _________________, 20____.

Victor Zhou
Signature	Printed Name

Annex H - 2

ANNEX I

INFORMATION WITH RESPECT TO DIRECTOR DESIGNEES OF MAPLE CHINA EDUCATION INCORPORATED

INFORMATION STATEMENT PURSUANT TO SECTION 14(F) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14F-1 THEREUNDER

NOTICE OF CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS OF THE HARTCOURT COMPANIES, INC.

This Information Statement is attached to the proxy statement being mailed on or about ________, 2009 to the holders of The Hartcourt Companies, Inc. common stock, par value $___ per share, and is being filed with the Securities and Exchange Commission and transmitted to such holders in accordance with Rule 14f-1 of the Exchange Act. The proxy statement to which this Information Statement is attached is incorporated herein by reference.

We have entered into the Plan of Reorganization and Share Exchange Agreement, dated August 20, 2009, by and among The Hartcourt Companies, Inc., or Hartcourt, Maple China Education Incorporated, or Maple China, a Delaware corporation and wholly-owned subsidiary of Hartcourt, Hartcourt Education Investment Management Consulting (Shanghai) Co., Ltd., a company existing under the Company Law of the People’s Republic of China and wholly owned subsidiary of Hartcourt, Sino-Canada Investment Group Inc., or Sino-Canada, a company existing under the Company Law of the People’s Republic of China, Sino-Canada High School, a private educational non-enterprise institution existing under the laws of the People’s Republic of China, Wujiang Huayu Property Management Company, a company existing under the Company Law of the People’s Republic of China, Canadian Systems Learning Corporation, a company existing under the laws of the British Virgin Islands, the shareholders of Sino-Canada, and Ross Yuan, in the capacity as representative of the Sino-Canada shareholders, pursuant to which, among other things, (i) Hartcourt will effect the change in the state of its incorporation from Utah to Delaware by merging into Maple China with Maple China being the surviving corporation, and (ii) issue up to 45,850,860 shares, assuming the effectiveness of the proposed reverse stock split contemplated in the agreement, of Hartcourt common stock, in exchange for all of the issued and outstanding capital stock of Sino-Canada.

Under the terms of the plan of reorganization and share exchange agreement the obligations of Sino-Canada and the Sino-Canada shareholders to effect the share exchange is subject to, among other things, the appointment of five persons designated by Sino-Canada and two persons designated by Hartcourt to the board of directors of Maple China immediately following the closing of the share exchange.  Sino-Canada has designated the following persons to be appointed to the board of directors of Maple China assuming the closing of the share exchange: Ross Yuan, Tiezhi Zhang, Guoquan Shen, Ping Mei, Anmin Lu.  Hartcourt has designated Victor Zhou and Wilson Li to remain as members of the board of directors of Maple China assuming the closing of the share exchange.

This information statement contains certain biographical and other information concerning the Proposed Directors after the completion of the share exchange.

NO VOTE OR OTHER ACTION BY OUR STOCKHOLDERS IS REQUIRED IN RESPONSE TO THIS INFORMATION STATEMENT. PROXIES ARE NOT BEING SOLICITED. HOWEVER, YOU ARE STILL URGED TO READ THIS INFORMATION STATEMENT CAREFULLY.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

Voting Securities of the Company

As of ___, 2009, the record date for the special meeting of Hartcourt shareholders, there were 389,015,544 outstanding shares of common stock. Each share of common stock is entitled to one vote per proposal at the special meeting. See “The Hartcourt Special Meeting” on page __ of the proxy statement to which this Information Statement is attached.

Annex I - 1

If the share exchange is completed, Sino-Canada shareholders will be entitled to receive an aggregate maximum of 45,850,860 shares of Hartcourt common stock (which amount assumes the consummation of the 80 for 1 reverse stock split) in exchange for all of the outstanding shares of capital stock of Sino-Canada. After the share exchange and assuming there is no adjustment to the purchase price at closing, the former Sino-Canada shareholders will own approximately 86% of the issued and outstanding shares of Hartcourt.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information known to us with respect to the beneficial ownership of Hartcourt common stock as of closing of the share exchange by the post-closing directors and all such post-closing directors as a group. We have relied exclusively upon information provided to us by the post-closing directors for purposes of determining the number of shares each person will beneficially own upon closing of the share exchange. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the ______ shares of common stock outstanding on ______, 2009 plus the number of shares of common stock we are obligated to issue in the share exchange.

Name and Address of Beneficial Owner (1)	Number of shares	Percent
Ross Yuan Room 2101, Silver Tower, 933 West Zhongshan Road, Shanghai, China 200051	24,453,791 (2)	54.923%
Victor Zhou	121,487 (3)	0.273%
Wilson Li	33,666 (4)	0.076%
Zhenyu Hu	575,000	1.291%
Stephen Tang	3,402	0.008%
George Xu	2,208	0.005%
Changzhi Ju	-
All directors and executive officers as a group (7 persons)	25,192,952	56.584%

*	Less than 1% of our outstanding shares of common stock.

(1)           Unless otherwise indicated, the address for each stockholder listed in the following table is Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai, China.
(2)           Shares beneficially owned include 24,453,791 shares owned by Sino-Canada Investment Incorporated
(3)           Shares beneficially owned by Victor Zhou include (a) 3,049 shares of common stock held by Mr. Zhou; (b) options to purchase 1250 shares of our common stock that are currently exercisable; (c) options to purchase 117,187 shares of our common stock that are currently exercisable.
(4)           Shares beneficially owned by Wilson Li include (a) 19,916 shares of common stock held by Mr. Li; (b) options to purchase 1,250 shares of our common stock that are currently exercisable; and (c) options to purchase 12,500 shares of our common stock that are exercisable currently exercisable.

Changes in Control

There will be a change in control of Hartcourt that will occur as a result of the share exchange described in the proxy statement to which this Information Statement is attached. After the share exchange and assuming there is no adjustment to the purchase price at closing, the former Sino-Canada shareholders will own approximately 86% of the issued and outstanding shares of Hartcourt, and Sino-Canada Investment Incorporated, a former Sino-Canada shareholder and an entity wholly-owned by Ross Yuan, will own approximately 55% of the issued and outstanding shares of Hartcourt.  See “The Plan of Reorganization and Share Exchange Agreement” and  “Risk Factors -  Risks Relating to the Share Exchange – Voting Control by the executive officers, directors and other affiliates of the combined company may limit your ability to influence the outcome of director elections and other matters requiring stockholder approval” on pages __ and ___, respectively, of the proxy statement to which this Information Statement is attached.

Annex I - 2

At the closing of the share exchange, the former Sino-Canada shareholders, Mr. Victor Zhou and Mr. Wilson Li, as representatives of Hartcourt, and Hartcourt will enter into a voting agreement for the election of directors of Hartcourt. See “Certain Agreements Relating to the Share Exchange – Voting Agreement” on page __ of the proxy statement to which this Information Statement is attached.

DIRECTORS AND EXECUTIVE OFFICERS

Upon consummation of the share exchange with Sino-Canada, our board of directors and executive officers shall be as follows:

Directors and Executive Officers	Age	Position / Title with Hartcourt
Ross Yuan	48	Chief Executive Officer and Director
Tiezhi Zhang	55	President and Director
Simon Mei	37	Chief Financial Officer
Sun Meifang	48	Chief Accounting Officer
Zhang Jie	26	Secretary
Anmin Lu	67	Director
Victor Zhou	40	Director
Wilson W.S. Li	47	Director
Guoquan Shen	44	Director
Ping Mei	67	Director

Ross Yuan has served as the Chief Executive Officer and Director of Sino-Canada since 2003, and has had over 10 years’ business experience in the education field. Previously, Mr. Yuan served as Chairman of China Canada Education Group in Canada from 1997 to 2002 and President of Tident Investment Company in China from 1992 to 1997, respectively.  Mr. Yuan received his Bachelor’s degree in Chemical Engineering from Donghua University in 1984 and also studied and worked in Canada.

Tiezhi Zhang has served as the President and Chief Operation Officer of Sino-Canada since May, 2009, served for Bank of China prior to joining Sino-Canada Investment Group for over 20 years, and acted as Vice President at Tokyo Branch (Japan) from 1997 to 2000, as President at Jiangsu Branch (China) from 2000 to 2004, and as Vice President at Shanghai Branch (China) from 2004 to 2009, respectively, where he managed over 10,000 employees and 200 branches of Bank of China. Mr. Zhang received his Bachelor’s degree in Japanese language from Fudan University, Shanghai.

Simon Mei has served as the Chief Financial Officer of Sino-Canada since September, 2009, and has been acting as the Executive Director at Direct Investment and Financial Advisory Group of Shanghai Electronics Holding (Group) Co, focusing on Pre-IPO investment, M&A advisory, corporate restructuring and disposal of State-Owned Enterprises (SOE). Since 2003. Mr. Mei has led investments of more than RMB 1 billion in well-established manufacturing companies, financial firms, high-tech and other companies, and has closed financing deals under the name of Shanghai Fortune Capital with the total value of a billion dollars. Previously, Mr. Mei also served as Analyst for American Growth Fund (AGF) Management Ltd. in Toronto, Canada, as Financial Supervisor for Johnson & Johnson China and as Senior Accountant for PricewaterhouseCoopers in Shanghai, China, respectively. Mr. Mei is a CFA charter holder and a member of Chinese Institution of Certified Public Accountant (CICPA). He received his MBA degree from Richard Ivey School of Business, University of Western Ontario in Canada.

Sun Meifang has served as the Chief Accounting Officer of Sino-Canada since May 2009. Prior to joining Sino-Canada, Ms. Sun served as an accounting manager for Shanghai Lianxun Group from 2008 to 2009, Shanghai Dongxin Printing Co., Ltd. from 2006 to2008, and Shanghai Shanshan Imp & Exp Co., Ltd. from 2004 to 2006. Ms. Sun also served as an accounting manager or a senior accountant for several other Chinese enterprises previously and has over 20 years’ experience as an accountant since 1987.  Ms. Sun received her education in accounting and finance at the accounting department of Shanghai TV Secondary Specialized School.

Zhang Jie has served as the Secretary of Sino-Canada since March 2009, and served as commercial and administrative officer for the Danish Consulate General in Shanghai from March 2007 to June 2008. Ms. Zhang received her Bachelor’s degree in law and business administration at Shanghai University of Finance and Economics, and her Master’s degree in business law at Leiden University, the Netherlands.

Annex I - 3

Victor Zhou has been a director of the Company since 2004.  Mr. Zhou was acting Chief Executive Officer from June 1, 2006 to August 31, 2006.  On September 1, 2006 Mr. Zhou was appointed Chief Executive Officer of the Company.  Previously, Mr. Zhou was the President of Fixed Assets Investment of Huatai Securities, one of the top ten securities firms in China, since November 2003. He was with Huatai Securities since 1997 and served in other senior management positions with increasing responsibilities. Before joining Huatai Securities, Mr. Zhou was the General Manager with Jiangsu Securities from 1993 until 1997. Mr. Zhou has extensive experiences in securities trading, private equity investment, and asset management. Mr. Zhou received his B.A. in Economics from Hunan University and EMBA degree from China Europe International Business School.

Wilson W.S. Li has been a director of Company since 2004.  Dr. Li has been the First Vice President of Shenzhen Capital Group, the largest Chinese investment holding company, since August 1999. Prior to that, he served in the Shenzhen Planning Bureau. Dr. Li has extensive experience in fund management, risk control, investment, and international business. Dr. Li received his Masters degree in Social Science from Zhongshan University, Ph.D. in Management Science from Xian Jiaotong University and Ph.D. in Public Administration & Government Policy from the Chinese Academy of Social Science.

Guoquan Shen will become a director of Maple China following the closing of the share exchange with the Sino-Canada shareholders. Mr. Shen has been serving as a senior partner of All Bright Law Offices, one of the most well-known law firms in Shanghai. Mr. Shen represented Shanghai Lu Jiazui Co. Ltd., Hu Bei Huaxing Cement Co. Ltd., Phoenix Optics Co. Ltd., Shanghai Shenhua Equity Co. Ltd., etc. to issue and right shares (A share & B share in Chinese securities market). Mr. Shen received his Bachelor’s and Master’s degrees in law at East China University of Political Science and Law.

Ping Mei, will become a director of Maple China following the closing of the share exchange with the Sino-Canada shareholders. Mr. Mei served as the Ambassador Extraordinary and Plenipotentiary to Canada for the period from 1999 to 2004. Mr. Mei also served as the Consul General with the Consulate-General of the People’s Republic of China in New York and San Francisco for the period from 1992 to 1996. Mr. Mei received his Bachelor’s and Master’s degrees in English at Beijing Foreign Studies University.

Anmin Lu will become a director of Maple China following the closing of the share exchange with the Sino-Canada shareholders. Mr. Lu has been serving as the counsel for Shanghai Xun Ye Law Firm since July, 2009. Previously, Mr. Lu served as an accounting counsel and vice manager for Shanghai Shuang Ying Investment Management Co., Ltd. from May, 2004 to July, 2009, Chairman for Shanghai Min Xin Assets Evaluation Co., Ltd. from January, 2000 to April, 2004, and manager in auditing department at Shanghai Jiang Nan CPAs Co. from September, 1994 to December, 1999, respectively.

Family Relationships

There are no family relationships between or among any of the post-closing directors and executive officers of Hartcourt.

Legal Proceedings

We are not aware of any legal proceedings in which any post-closing director, or any affiliate of any such post-closing director, is a party adverse to Hartcourt or has a material interest adverse to Hartcourt.

Certain Relationships and Related Transactions

Except as described below, there have been no transactions or proposed transactions in which the amount involved exceeded $120,000 since the beginning of Hartcourt’s fiscal year ending May 31, 2009, in which any of the post-closing directors, or any of their respective spouses, relatives, associates or affiliates has had or will have any direct or material indirect interest.

In connection with the election of the directors nominated by the Sino-Canada shareholders, and the appointment of the new officers of the Hartcourt, following the closing, Hartcourt and each such person will enter into Hartcourt’s standard form of indemnification agreement for directors and officers of Hartcourt, which generally requires Hartcourt to indemnify and to advance expenses to him to the maximum extent that applicable law permits a corporation to indemnify and to advance expenses to an officer of the corporation. A copy of the form of indemnification agreement for directors and officers has been previously filed by Hartcourt with the SEC.

Annex I - 4

During the year ended May 31, 2009, Hartcourt issued 1,321,480 shares of common stock valued at $39,644 to its directors in lieu of cash compensation, issued 271,809 shares of common stock valued at $7,355 to its Chief Financial Officer in lieu of cash compensation. The stocks were valued at the average market price for the period for which service were provided.

Due to officer amount of $246,862 for the year ended May 31, 2009 is non-interest bearing and due on demand.

On and effective August 11, 2008, the Board of Directors of Hartcourt appointed Ms. Rachel Zhang to be the Chief Financial Officer. Ms. Zhang is employed part time in this capacity. Ms. Zhang’s compensation is $2,000 per month.

On September 1, 2008, Hartcourt signed a new employment contract with Mr. Victor Zhou. The compensation includes an annual base salary of $150,000, payable by equal monthly installment of $12,500. In addition, Mr. Zhou was granted stock options to purchase a total of _____ shares (pre-reverse stock split) of Hartcourt common stock with exercise price of $0.03. The stock option vesting schedule is as follows:

- 7,500,000 stock options vested pro rata over 2 years of the employment contract period.
- 3,000,000 stock options vested upon each successful new business acquisition of the Company.
- 3,000,000 stock options vested upon each full profitable year.

Compliance with Section 16(a) of the Exchange Act

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Hartcourt believes that, for the fiscal year ended May 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Independence of Directors

The Hartcourt Board of Directors has determined that each of its directors, except Mr. Zhou and Mr. Hu, is independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ’), as currently in effect.  Furthermore, the Board has determined that each of the members of each of the committees of the Board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

Upon the closing of the share exchange, our board of directors will consist of Messrs. Victor Zhou, Ross Yuan, Tiezhi Zhang, Anmin Lu, Wilson Li, Guoquan Shen and Ping Mei.  Our board has determined that Messrs. Mei, Shen, Lu and Li will be independent directors for purposes of the independence standards set forth in Rule 10A-3 of the Exchange Act.

Annex I - 5

Audit Committee

Hartcourt has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee oversees the accounting and financial reporting process and the external audit process of Hartcourt and assists the board of directors in the oversight and monitoring of (i) the integrity of the financial statements of Hartcourt, (ii) the internal accounting and financial controls of Hartcourt, (iii) compliance with legal and regulatory requirements, and (iv) the qualifications, performance, and independence of Hartcourt’s independent registered public accounting firm. In this capacity, the audit committee is responsible for appointing, approving the compensation of, and overseeing the work of the independent registered public accounting firm. In addition, the audit committee reviews and approves all work performed by the independent registered public accounting firm. The audit committee meets regularly with management and with our independent registered public accounting firm, which has access to the audit committee without the presence of management representatives.  Currently, George Xu and Changzhi Ju serve as members of the audit committee. During the fiscal year ended May 31, 2009, George Xu and Stephen Tang also served as members of the audit committee. Both Mr. Xu and Mr. Ju are independent under applicable securities laws and regulations.

Our board of directors has determined that Mr. Li qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K.

Upon the completion of the share exchange, we expect our audit committee to consist of Mei, Shen and Li, each of whom will be independent directors for purposes of the independence standards set forth in Rule 10A-3 of the Exchange Act.

Nominating Committee

Currently, Mr. Wilson Li and Mr. Changzhi Ju serve as members of the Hartcourt nominating committee. Both Mr. Wilson Li and Mr. Changzhi Ju are independent under applicable securities laws and regulations.

Upon the completion of the share exchange, we expect to establish a nominating committee consisting of Messrs. Mei, Shen and Li.  We expect each of the directors to be appointed to our nominating committee will be an independent director for purposes of the independence standards set forth in Rule 10A-3 of the Exchange Act.

Compensation Committee

Currently Mr. Wilson Li and Mr. George Xu serve as  members of the Hartcourt compensation committee. Both Mr. Wilson Li and Mr. George Xu are independent under applicable securities laws and regulations.

Upon the completion of the share exchange, we expect to establish a compensation committee consisting of Messrs. Mei, Shen and Li.  We expect each of the directors to be appointed to our compensation committee will be an independent director for purposes of the independence standards set forth in Rule 10A-3 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

Upon the completion of the share exchange, we expect to establish a compensation committee consisting of Messrs. Mei, Shen and Li.  None of these persons has at any time during the prior fiscal year been an officer or employee of Hartcourt. None of our executive officers currently serves, or in the prior fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers that will be on our compensation committee upon the completion of the acquisition.

Annex I - 6

Compensation of Officers and Directors

Compensation of Officers and Directors of Hartcourt

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)	Non-equity Incentive Plan Compensation (US$)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total
Mr. Victor Zhou, CEO	2009 2008	150,000(1) 150,000(1)	-- --	-- --	200,652(2) --	-- --	-- --	-- --	350,652 150,000

Mr. Yungeng Hu, CFO and President(3)	2009 2008	-- 150,000(4)	-- --	-- --	-- --	-- --	-- --	-- --	-- 150,000

Ms. Rachel Zhang CFO	2009	19,290(5)							19,290

Explanatory notes:

(1) On September 1, 2006, the Board of Directors of the Company promoted Mr. Victor Zhou to be the Chief Executive Officer. The Company signed the employment contract with Mr. Zhou on September 1, 2006. The compensation includes an annual base salary of $150,000, payable by equal monthly installment of US$12,500. On September 1, 2008, The Company signed the new employment contract with Mr. Victor Zhou. The compensation includes an annual base salary of $150,000, payable by equal monthly installment of $12,500.

(2) On September 1, 2008 Mr. Zhou was granted 13,500,000 stock options with an exercise price of $0.03 under the 2005 Stock Option Plan. The stock option vesting schedule is as follows: a) 7,500,000 stock options vest one fourth (¼) every six months for 2 years of the employment contract period; b) 3,000,000 stock options vested upon each successful new business acquisition of the Company; and c) 3,000,000 stock options vested upon each full profitable year. The grant date fair value was computed in accordance with FAS 123R.  (See footnote 4 in the Notes to Consolidated Financial Statements).

(3) Mr. Hu’s employment with the Company terminated as of May 31, 2008.

(4) On May 31, 2006, the Board of Directors of the Company appointed Mr. Hu to be the President & Chief Financial Officer, effective on June 1, 2006. Mr. Hu’s employment agreement was signed on June 1, 2006. The compensation includes an annual base salary of $150,000, payable by equal monthly installment of US$12,500.

(5) On August 11, 2008, the Board of Directors of the Company appointed Ms. Rachel Zhang to be the Chief Financial Officer, effective August 11, 2008. Ms. Zhang was employed part time in this capacity. Ms Zhang’s compensation is $2,000 per month.

Annex I - 7

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mr. Victor Zhou, CEO (1)	100,000 1,875,000 1,875,000 1,875,000 1,875,000 1,875,000	1,875,000 1,875,000 1,875,000		0.09 0.05 0.05 0.05 0.05 0.03 0.03 0.03 0.03	2011-3-8 2012-2-29 2012-8-31 2013-2-28 2013-8-31 2014-2-28 2014-8-31 2015-2-28 2015-8-31
			6,000,000	0.03

Explanatory notes:

(1)  7,500,000 options were granted to Mr. Zhou on September 1, 2006 and vest pro rata every half year over the two years employment contract period. 2,000,000 options granted to Mr. Zhou will vest upon each successful new acquisition of the Company and 1,500,000 options will vest upon each full profitable year.  All the options are exercisable within 5 years time after vesting. 7,500,000 options were granted to Mr. Zhou on September 1, 2008 and vest pro rata every half year over the two years employment contract period. 3,000,000 options granted to Mr. Zhou will vest upon each successful new acquisition of the Company and 3,000,000 options will vest upon each full profitable year.  All the options are exercisable within 5 years time after vesting.

(2) The expiration date for this grant is contingent upon the vesting date.  When the conditions have been met, and the shares vest, then the expiration date will be five years after the vesting date.

Annex I - 8

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Wilson Li	-	26,181(2)	136,209	-	-	-	162,390
Stephen Tang	-	8,164(3)	27,242	-	-	-	35,406
George Xu	-	5,299(4)	27,242	-	-	-	32,541

(1) The amounts provided in this column represent the compensation cost as calculated in accordance with FAS 123R with respect to all option awards granted under the 2005 Stock Option Plan in the fiscal year ended May 31, 2009.

(2) During the year ended May 31, 2009, the Company issued 872,716 shares of the Company’s common stock to Mr. Li valued at $26,181 for his director service.

(3) During the year ended May 31, 2009, the Company issued 272,120 shares of the Company’s common stock to Mr. Tang valued at $8,164 for his director service. Mr. Tang did not stand for reelection to the Company’s Board of Directors, and his term of service ended as of the Company’s annual meeting on April 5 2009.

(4) During the year ended May 31, 2009, the Company issued 176,644 shares of the Company’s common stock to Mr. Xu valued at $5,299 for his director service.

Currently, our directors serve for a term of two years or until their earlier resignation or removal. Independent directors are compensated $12,000 each year, through the issuance of restricted shares of common stock at the average closing market price of the common shares valued each month.  Additionally, for each committee that a non-employee director serves on, we compensate our independent directors $6,000 each year, through the issuance of restricted shares of common stock.

On September 11 2008, the Company granted each of Stephen Tang and George Xu, independent directors of the Company, an option to purchase 1,000,000 shares of the Company’s common stock at exercise price of $0.03. Each option will vest on September 11, 2010 and is exercisable within five years time after vesting.

As of September 11, 2008, we compensated Mr. Li, our Chairman of the Board, $50,000 each year for service on our Board of Directors, pro rated on an annual basis. Additionally, On September 11 2008, the Company granted Wilson Li, Chairman of the Board, an option to purchase 5,000,000 shares of the Company’s common stock at exercise price of $0.03. The option will vest on September 11, 2010 and is exercisable within five years time after vesting.

On August 23, 2006, the Board passed a resolution that all the options granted or to be granted cease to be exercisable after 90 days of termination of continuing services by the option holder with the Company.

Annex I - 9

Compensation of Officers and Directors of Sino-Canada

SUMMARY COMPENSATION TABLE

The following table lists, in tabular format, summary compensation figures for each of the Sino-Canada executive officers named below.

Name	Principal Position	Year	Salary per Year	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Ross Yuan	Director and Chief Executive Officer	2009	RMB 500,000	-	-	RMB 500,000
Tiezhi Zhang	Director, President, Chief Operation Officer	2009	RMB 450,000	-	-	RMB 450,000
Fusheng Xie	Vice President	2009	RMB 400,000	-	-	RMB 400,000
Simon Mei	Chief Financial Officer (part-time)	2009	RMB 200,000	-	-	RMB 200,000
Meifang Sun	Chief Accounting Officer	2009	RMB 280,000	-	-	RMB 280,000

Post-Merger Employment Agreements

We expect to enter into employment arrangements with our chief executive officer and chief financial officer following the closing of the share exchange, although no agreements or understandings are currently in effect.

Annex I - 10